Execution Version

CHICAGO BRIDGE & IRON COMPANY (DELAWARE),
the Company

CHICAGO BRIDGE & IRON COMPANY N.V.,
as Parent Guarantor

U.S.$200,000,000 4.53% SENIOR NOTES DUE JULY 30, 2025

______________

NOTE PURCHASE AND GUARANTEE AGREEMENT

______________

Dated July 22, 2015

4179297

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SCHEDULE A	—	INFORMATION RELATING TO PURCHASERS

SCHEDULE B	—	DEFINED TERMS

SCHEDULE 5.3	—	Disclosure Materials

SCHEDULE 5.4	—	Subsidiaries of the Parent Guarantor and Ownership of Subsidiary Stock; Liens; Restrictive Agreements

SCHEDULE 5.5	—	Financial Statements

SCHEDULE 5.15	—	Existing Indebtedness

EXHIBIT 1	—	Form of 4.53% Senior Note due July 30, 2025

EXHIBIT 2.3	—	Form of Subsidiary Guarantee

EXHIBIT 4.4(a)(i)	—	Form of Opinion of Special U.S. Counsel for the Obligors and the Initial Material Subsidiary Guarantors

EXHIBIT 4.4(a)(ii)	—	Form of Opinion of Internal Counsel and certain local counsel for the Company and the Initial Material Domestic Subsidiary Guarantors

EXHIBIT 4.4(a)(iii)	—	Form of Opinion of Special Dutch Counsel for the Parent Guarantor

EXHIBIT 4.4(b)	—	Form of Opinion of Special Counsel for the Purchasers

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CHICAGO BRIDGE & IRON COMPANY (DELAWARE)
One CB&I Plaza
2103 Research Forest Drive
The Woodlands, Texas 77380

CHICAGO BRIDGE & IRON COMPANY N.V.
Prinses Beatrixlaan 35
2596 AK’s-Gravenhage
The Netherlands
31-70-3732010

U.S.$200,000,000 4.53% Senior Notes due July 30, 2025

July 22, 2015

TO EACH OF THE PURCHASERS LISTED IN
SCHEDULE A HERETO:
Ladies and Gentlemen:
Each of CHICAGO BRIDGE & IRON COMPANY (DELAWARE), a Delaware corporation (the “Company”) and CHICAGO BRIDGE & IRON COMPANY N.V., a corporation incorporated under the laws of The Netherlands (the “Parent Guarantor” and, together with the Company, the “Obligors”), hereby agrees with each of the purchasers whose names appear at the end hereof (each, a “Purchaser” and, collectively, the “Purchasers”) as follows:

SECTION 1.	AUTHORIZATION OF NOTES.
The Company will authorize the issue and sale of U.S.$200,000,000 aggregate principal amount of its 4.53% Senior Notes due July 30, 2025 (the “Notes”, such term to include any such notes issued in substitution therefor pursuant to Section 14. The Notes shall be substantially in the form set out in Exhibit 1. Certain capitalized and other terms used in this Agreement are defined in Schedule B; and references to a “Schedule” or an “Exhibit” are, unless otherwise specified, to a Schedule or an Exhibit attached to this Agreement.

SECTION 2.	SALE AND PURCHASE OF NOTES.
Section 2.1.    Notes. Subject to the terms and conditions of this Agreement, the Company will issue and sell to each Purchaser and each Purchaser will purchase from the Company, at the Closing provided for in Section 3, Notes in the principal amount specified opposite such Purchaser’s name in Schedule A at the purchase price of 100% of the principal amount thereof. The Purchasers’ obligations hereunder are several and not joint obligations and no Purchaser shall have any liability to any Person for the performance or non-performance of any obligation by any other Purchaser hereunder.
Section 2.2.    Parent Guarantee. The payment by the Company of its obligations hereunder and under the Notes are unconditionally guaranteed by the Parent Guarantor pursuant and subject to the terms of the Parent Guarantee contained in Section 23 hereof.
Section 2.3.    Subsidiary Guarantees. (a) The payment by the Company of all amounts due on the Notes and all of its other payment obligations under this Agreement may from time to time be absolutely and unconditionally guaranteed by the Subsidiary Guarantors pursuant to and subject to the terms of the Subsidiary Guarantee of each Subsidiary Guarantor, which shall be substantially in the form of Exhibit 2.3 attached hereto (as amended, modified or supplemented from time to time, each a “Subsidiary Guarantee,” and collectively, the “Subsidiary Guarantees”), and otherwise in accordance with the provisions of Section 9.8 hereof.
(b)    The holders of the Notes agree to discharge and release any Subsidiary Guarantor from its Subsidiary Guarantee upon the written request of the Company, provided that (i) such Subsidiary Guarantor has been released and discharged (or will be released and discharged concurrently with the release of such Subsidiary Guarantor under its Subsidiary Guarantee) as an obligor and guarantor under and in respect of the Credit Agreement and the Company so certifies to the holders of Notes in a certificate of a Responsible Officer, (ii) at the time of, and immediately after giving effect to, such release and discharge, no Default or Event of Default shall be existing, and the Company shall deliver a certificate of a Responsible Officer to the holders of the Notes stating that no Default or Event of Default exists, and (iii) if any fee or other form of consideration is given to any holder of Indebtedness of the Company expressly for the purpose of such release, holders of the Notes shall receive equivalent consideration.

SECTION 3.	CLOSING.
This Agreement shall be executed and delivered on July 22, 2015 (the “Execution Date”) at the offices of Chapman and Cutler LLP, 111 West Monroe St., Chicago, Illinois 60603. The sale and purchase of the Notes to be purchased by each Purchaser shall occur at the offices of Chapman and Cutler LLP, 111 West Monroe St., Chicago, Illinois 60603, at 10:00 a.m. Central time, at a closing (the “Closing”) on July 30, 2015. At the Closing, the Company will deliver to each Purchaser or its special counsel the Notes to be purchased by such Purchaser in the form of a single Note (or such greater number of Notes in denominations of at least U.S.$100,000 as such Purchaser may request) dated the date of the Closing and registered in such Purchaser’s name (or in the name of its nominee), against delivery by such Purchaser’s payment of immediately available funds in the amount of the purchase price therefor by wire transfer of immediately available funds for the account of the Company to account number 3752174320 at Bank of America, Dallas, Texas, ABA No. 026009593, SWIFT CODE BOFAUS3N. If at the Closing the Company shall fail to tender such Notes to any Purchaser (or its special counsel) as provided above in this Section 3, or any of the conditions specified in Section 4 shall not have been fulfilled to such Purchaser’s reasonable satisfaction (or, in such Purchaser’s sole discretion, waived), such Purchaser shall, at its election, be relieved of all further obligations under this Agreement, without thereby waiving any rights such Purchaser may have by reason of such failure or such nonfulfillment. For purposes of this Agreement, the phrases “special counsel to each Purchaser,” “Purchaser or its special counsel,” “special counsel to the Purchasers” or words of similar import mean Chapman and Cutler LLP.

SECTION 4.	CONDITIONS TO CLOSING.
Each Purchaser’s obligation to purchase and pay for the Notes to be sold to such Purchaser at the Closing is subject to the fulfillment to such Purchaser’s reasonable satisfaction (or, in such Purchaser’s sole discretion, waived), prior to or at the Closing, of the following conditions:
Section 4.1.    Representations and Warranties. The representations and warranties of each Obligor in the Financing Agreements to which it is a party and of each Initial Subsidiary Guarantor in its Subsidiary Guarantee shall be correct when made and at the time of the Closing.
Section 4.2.    Performance; No Default. Each Obligor and each Initial Subsidiary Guarantor shall have performed and complied with all agreements and conditions contained in the Financing Agreements and the Subsidiary Guarantee required to be performed or complied with by it prior to or at the Closing, before and after giving effect to the issue and sale of the Notes (and the application of the proceeds thereof as contemplated by Section 5.14), no Default or Event of Default shall have occurred and be continuing and no Change of Control shall have occurred. Neither Obligor nor any Subsidiary shall have entered into any transaction since the date of the Memorandum that would have been prohibited by Section 10 had such Section applied since such date.
Section 4.3.    Compliance Certificates.
(a)    Officer’s Certificate. Each Obligor and each Initial Material Subsidiary Guarantor specifically identified (without duplication) in clauses (A)(1) - (5) and (B)(1) - (4) in the definition of “Initial Material Subsidiary Guarantor” shall have delivered to such Purchaser an Officer’s Certificate, dated the date of the Closing, certifying that the conditions specified in Sections 4.1, 4.2 and 4.9 have been fulfilled.
(b)    Secretary’s Certificate. Each Obligor and each Initial Material Subsidiary Guarantor specifically identified (without duplication) in clauses (A)(1) - (5) and (B)(1) - (4) in the definition of “Initial Material Subsidiary Guarantor” shall have delivered to such Purchaser a certificate of its Secretary or Assistant Secretary or authorized representative, dated the date of Closing, certifying as to the resolutions attached thereto and other corporate proceedings relating to the authorization, execution and delivery of the Notes (in the case of the Company), the other Financing Agreements to which it is a party and the Subsidiary Guarantee (in the case of such Initial Material Subsidiary Guarantors).
Section 4.4.    Opinions of Counsel. Such Purchaser shall have received opinions in form and substance reasonably satisfactory to such Purchaser, dated the date of the Closing (a) from (i) Weil, Gotshal

& Manges LLP, U.S. counsel for the Obligors and the Initial Material Subsidiary Guarantors specifically identified (without duplication) in clauses (A)(1) – (5) and (B)(1) – (4) in the definition of “Initial Material Subsidiary Guarantor”, covering the matters set forth in Exhibit 4.4(a)(i), (ii) from internal counsel and certain local counsel for the Company and the Initial Material Domestic Subsidiary Guarantors, covering the matters set forth in Exhibit 4.4(a)(ii) and (iii) from Van Campen Liem, Dutch counsel to the Parent Guarantor, covering the matters set forth in Exhibit 4.4(a)(iii), and in each case, covering such other matters incident to the transactions contemplated hereby as such Purchaser or its special counsel may reasonably request (and the Obligors hereby instruct their respective counsel to deliver such opinion to the Purchasers), and (b) from Chapman and Cutler LLP, the Purchasers’ special counsel in connection with such transactions, substantially in the form set forth in Exhibit 4.4(b) and covering such other matters incident to such transactions as such Purchaser may reasonably request.
Section 4.5.    Purchase Permitted By Applicable Law, Etc. On the date of the Closing such Purchaser’s purchase of Notes shall (a) be permitted by the laws and regulations of each jurisdiction to which such Purchaser is subject, without recourse to provisions (such as section 1405(a)(8) of the New York Insurance Law) permitting limited investments by insurance companies without restriction as to the character of the particular investment, (b) not violate any applicable law or regulation (including, without limitation, Regulation T, U or X of the Board of Governors of the Federal Reserve System) and (c) not subject such Purchaser to any tax, penalty or liability under or pursuant to any applicable law or regulation, which laws or regulations referred to in each of the preceding clauses (a) through (c) were not in effect on the date hereof. If requested by such Purchaser, such Purchaser shall have received an Officer’s Certificate certifying as to such matters of fact as such Purchaser may reasonably specify, and which are known by the Person from whom the Officer’s Certificate is being requested to be, as requested by such Purchaser, correct, to enable such Purchaser to determine whether such purchase is so permitted.
Section 4.6.    Sale of Other Notes. Contemporaneously with the Closing, the Company shall sell to each other Purchaser and each other Purchaser shall purchase the Notes to be purchased by it at the Closing as specified in Schedule A.
Section 4.7.    Payment of Special Counsel Fees. Without limiting the provisions of Section 16.1, the Company shall have paid on or before the date of Closing the fees, charges and disbursements of the Purchasers’ special counsel referred to in Section 4.4 to the extent reflected in a reasonably-detailed statement of such counsel rendered to the Company at least one Business Day prior to the date of Closing.
Section 4.8.    Private Placement Number. A Private Placement Number issued by Standard & Poor’s CUSIP Service Bureau (in cooperation with the SVO) shall have been obtained for the Notes.
Section 4.9.    Changes in Corporate Structure. None of the Obligors nor any Initial Subsidiary Guarantor shall have changed its jurisdiction of incorporation or organization, as applicable, or been a party to any merger or consolidation or succeeded to all or any substantial part of the liabilities of any other entity, at any time following the date of the most recent financial statements referred to in Schedule 5.5 and through and including the date of Closing, other than as permitted under Section 10.2 hereof.

Section 4.10.    Funding Instructions. At least three Business Days prior to the date of the Closing, each Purchaser shall have received written instructions signed by a Responsible Officer on letterhead of the Company confirming the information specified in Section 3 including (i) the name and address of the transferee bank, (ii) such transferee’s ABA number and (iii) the account name and number into which the purchase price for the Notes is to be deposited.
Section 4.11.    Acceptance of Appointment to Receive Service of Process. Such Purchaser shall have received evidence of the acceptance of C T Corporation System of the appointment and designation provided for by Section 24.8 for the period from the date of the Closing to one year after the date of final maturity (and payment in full of all fees, if any, in respect thereof).
Section 4.12.    Subsidiary Guarantee. The Initial Subsidiary Guarantors shall have duly authorized, executed and delivered the Subsidiary Guarantee and such Purchaser shall have received a copy thereof.
Section 4.13.    Credit Agreement. The Obligors shall have provided to the Purchasers a true, correct and complete copy of each Credit Agreement that is in full force and effect as of the Closing (which shall include copies of each Credit Agreement identified in clauses (ii) through (v) of the definition of “Credit Agreement” as such Credit Agreement is in full force and effect as of the Closing).
Section 4.14.    Proceedings and Documents. All corporate and other proceedings in connection with the transactions contemplated by the Financing Agreements and all documents and instruments incident to such transactions shall be reasonably satisfactory to such Purchaser and its special counsel, and such Purchaser and its special counsel shall have received all such counterpart copies of such documents as such Purchaser or such special counsel may reasonably request. Delivery of all Notes, agreements, certificates, opinions and other documents and instruments referred to in this Section 4 (other than, for the avoidance of doubt, the funding instructions referred to in Section 4.10), shall be deemed delivered to each Purchaser if delivered to its special counsel or, if the Company receives written notice and reasonably detailed instructions at least five (5) Business Days prior to the Closing, to the Person and at the address specified in such notice and instruction.

SECTION 5.	REPRESENTATIONS AND WARRANTIES OF THE OBLIGORS.
Each Obligor jointly and severally represents and warrants to each Purchaser as of the Execution Date and as of the Closing that:
Section 5.1.    Organization; Power and Authority. Each Obligor is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, and is duly qualified as a foreign corporation and is in good standing in each other jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Each Obligor has the corporate power and authority to own or hold under lease the properties it purports to own or hold under lease, to transact the business it transacts and proposes to transact, to execute and deliver each Financing Agreement to which it is a party (including in the case of the Company, the Notes) and to perform its obligations pursuant to the provisions hereof and thereof.
Section 5.2.    Authorization, Etc. Each Financing Agreement to which an Obligor is a party (including in the case of the Company, the Notes) has been duly authorized by all necessary corporate action on the part of such Obligor, and each Financing Agreement to which an Obligor is a party constitutes a legal, valid and binding obligation of such Obligor enforceable against such Obligor in accordance with its terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and fraudulent conveyance laws or other similar laws affecting the enforcement of creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).
Section 5.3.    Disclosure. The Obligors, through their agents, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Credit Agricole Corporate and Investment Bank, have delivered to each Purchaser a copy of a Private Placement Memorandum, dated June 2015 (the “Memorandum”), relating to the transactions contemplated hereby. The Memorandum fairly describes, in all material respects, the general nature of the business and principal properties of the Obligors and their respective Subsidiaries. The Financing Agreements, the Memorandum and the documents, certificates or other writings delivered to the Purchasers by or on behalf of the Obligors in connection with the transactions contemplated hereby and identified in Schedule 5.3, and the financial statements listed in Schedule 5.5 (the Financing Agreements, the Memorandum and such documents, certificates or other writings and such financial statements delivered to each Purchaser prior to June 30, 2015 being referred to, collectively, as the “Disclosure Documents”), taken as a whole, do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading in light of the circumstances under which they were made. Except as disclosed in the Disclosure Documents, since December 31, 2014, there has been no change in the financial condition, operations, business or properties of the Obligors or any Subsidiary except changes that individually or in the aggregate could not reasonably be expected to have a Material Adverse Effect. There is no fact known by any Obligor that would reasonably be expected to have a Material Adverse Effect that has not been set forth herein or in the Disclosure Documents.
Section 5.4.    Organization and Ownership of Shares of Subsidiaries; Affiliates. (a) Schedule 5.4 contains (except as noted therein) complete and correct lists of the Parent Guarantor’s Subsidiaries (including the Company), showing, as to each Subsidiary, the correct name thereof, the jurisdiction of its organization, and the percentage of shares of each class of its capital stock or similar equity interests outstanding owned by the Parent Guarantor and each other Subsidiary.

(b)    All of the outstanding shares of capital stock or similar equity interests of each Subsidiary shown in Schedule 5.4 as being owned by the Obligors and their Subsidiaries have been validly issued, are fully paid and nonassessable and are owned by the Obligors or another Subsidiary free and clear of any Lien (except as otherwise disclosed in Schedule 5.4).
(c)    Each Subsidiary identified in Schedule 5.4 is a corporation or other legal entity duly organized, validly existing and, where legally applicable, in good standing under the laws of its jurisdiction of organization, and is duly qualified as a foreign corporation or other legal entity and, where legally applicable, is in good standing in each other jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Each such Subsidiary has the corporate or other power and authority to own or hold under lease the properties it purports to own or hold under lease and to transact the business it transacts and proposes to transact.
(d)    No Subsidiary is a party to, or otherwise subject to any legal, regulatory, contractual or other restriction (other than any Financing Agreement, the agreements listed in Schedule 5.4 and customary limitations imposed by corporate law or similar statutes) restricting the ability of such Subsidiary to pay dividends out of profits or make any other similar distributions of profits to the Parent Guarantor or any of its Subsidiaries that owns outstanding shares of capital stock or similar equity interests of such Subsidiary.
Section 5.5.    Financial Statements; Material Liabilities. The Obligors have delivered to each Purchaser copies of the financial statements of the Parent Guarantor and its Subsidiaries listed in Schedule 5.5. All of said financial statements (including in each case the related schedules and notes) fairly present in all material respects the consolidated financial position of the Parent Guarantor and its Subsidiaries as of the respective dates specified in such Schedule and the consolidated results of their operations and cash flows for the respective periods so specified and have been prepared in accordance with GAAP consistently applied throughout the periods involved except as set forth in the notes thereto (subject, in the case of any interim financial statements, to normal year-end adjustments). The Parent Guarantor and its Subsidiaries do not have any Material liabilities that are not disclosed on such financial statements or otherwise disclosed in the Disclosure Documents.
Section 5.6.    Compliance with Laws, Other Instruments, Etc. The execution, delivery and performance of its obligations by each Obligor of each Financing Agreement to which such Obligor is a party (including in the case of the Company, the Notes) will not (i) result in any breach of, or constitute a default under, or result in the creation of any Lien in respect of any property of either Obligor or any Subsidiary under, any indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease, corporate charter, memorandum of association, articles of association, regulations or by-laws, shareholders agreement or any other agreement or instrument to which either Obligor or any Subsidiary is bound or by which any Obligor or any Subsidiary or any of their respective properties may be bound or affected, (ii) violate any of the terms, conditions or provisions of any order, judgment, decree, or ruling of any court, arbitrator or Governmental Authority applicable to either Obligor or any Subsidiary or (iii) violate any provision of any statute or other rule or regulation of any Governmental Authority applicable to any Obligor or any Subsidiary.

Section 5.7.    Governmental Authorizations, Etc. No consent, approval or authorization of, or registration, filing or declaration with, any Governmental Authority is required to be obtained or made by any Obligor pursuant to any statute, regulation, or rule applicable to it as a condition to the effectiveness or the enforceability of the execution, delivery or performance by either Obligor of any Financing Agreement to which it is a party (including in the case of the Company, the Notes), including, without limitation, any thereof required in connection with the obtaining of Dollars to make payments under the Financing Agreements (including in the case of the Company, the Notes) and the payment of such Dollars to Persons resident in the United States of America. It is not necessary to ensure the legality, validity, enforceability or admissibility into evidence in The Netherlands of any Financing Agreement or the Notes that any thereof or any other document be filed, recorded or enrolled with any Governmental Authority, or that any such agreement or document be stamped with any stamp, registration or similar transaction tax.
Section 5.8.    Litigation; Observance of Agreements, Statutes and Orders. (a) There are no actions, suits, investigations or proceedings pending or, to the knowledge of either Obligor, threatened against or affecting either Obligor or any Subsidiary or any property of either Obligor or any Subsidiary in any court or before any arbitrator of any kind or before or by any Governmental Authority that, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect.
(b)    None of the Obligors or any Subsidiary is (i) in default under any term of any agreement or instrument to which it is a party or by which it is bound, (ii) in violation of any order, judgment, decree or ruling of any court, arbitrator or Governmental Authority or (iii) in violation of any statute, rule or regulation of any Governmental Authority applicable to it (including, without limitation and if applicable, Environmental Laws, the USA Patriot Act or any of the other laws and regulations that are referred to in Section 5.16), which default or violation, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.
Section 5.9.    Taxes. Each Obligor and each Subsidiary has filed all Material tax returns that are required to have been filed in any jurisdiction, and have paid all taxes shown to be due and payable on such returns and all other taxes and assessments levied upon them or their properties, assets, income or franchises, to the extent such taxes and assessments have become due and payable and before they have become delinquent, except for any taxes and assessments (i) the amount of which is not individually or in the aggregate Material or (ii) the amount, applicability or validity of which is currently being contested in good faith by appropriate proceedings and with respect to which either Obligor or a Subsidiary, as the case may be, has established adequate reserves in accordance with GAAP. The Obligors know of no basis for any other tax or assessment that would reasonably be expected to have a Material Adverse Effect. The charges, accruals and reserves on the books of each of the Obligors and their Subsidiaries in respect of federal, state or other taxes for all fiscal periods are adequate. The tax liabilities for the account of any Governmental Authority of The Netherlands of the Parent Guarantor and its Subsidiaries (excluding The Shaw Group Inc.) have been finally determined (whether by reason of completed audits or the statute of limitations having run) for all fiscal years up to and including the fiscal year ended December 31, 2010. The U.S. federal income tax liabilities of the Company and its Subsidiaries and of The Shaw Group Inc., in each case, have been finally determined (whether by reason of completed audits or the statute of limitations having run) for all fiscal years up to and including the fiscal year ended December 31, 2011 and December 31, 2013, respectively.
No liability for any Tax, directly or indirectly, imposed, assessed, levied or collected by or for the account of any Governmental Authority of The Netherlands or any political subdivision thereof will be incurred by the Parent Guarantor or any holder of a Note as a result of the execution or delivery of any Financing Agreement or the Notes and no deduction or withholding in respect of Taxes imposed by or for the account of The Netherlands or, to the knowledge of the Parent Guarantor, any other Taxing Jurisdiction, is required to be made from any payment by the Parent Guarantor under any Financing Agreement or the Notes except for any such liability, withholding or deduction imposed, assessed, levied or collected by or for the account of any such Governmental Authority of The Netherlands arising out of circumstances described in clause (a), (b) or (c) of Section 13.
Section 5.10.    Title to Property; Leases. Each Obligor and its Subsidiaries have good and sufficient title to their respective properties that individually or in the aggregate are Material, including all such properties reflected in the most recent audited balance sheet referred to in Section 5.5 or purported to have been acquired by either Obligor or any Subsidiary after said date (except as sold or otherwise disposed of in the ordinary course of business), in each case free and clear of Liens prohibited by this Agreement. All leases in which an Obligor or Initial Subsidiary Guarantor is a party as a lessee, which individually or in the aggregate are Material, are valid and subsisting and are in full force and effect in all material respects.
Section 5.11.    Licenses, Permits, Etc. (a) Each Obligor and its Subsidiaries owns or possesses all licenses, permits, franchises, authorizations, patents, copyrights, proprietary software, service marks, trademarks and trade names, or rights thereto, that individually or in the aggregate are Material, without known conflict with the rights of others.
(b)    To the best knowledge of each Obligor, no product of either Obligor or any of their Subsidiaries infringes in any material respect any license, permit, franchise, authorization, patent, copyright, proprietary software, service mark, trademark, trade name or other right owned by any other Person.
(c)    To the best knowledge of each Obligor, there is no Material violation by any Person of any right of either Obligor or any of their Subsidiaries with respect to any patent, copyright, proprietary software, service mark, trademark, trade name or other right owned or used by the Obligors or any of their Subsidiaries.
Section 5.12.    Compliance with ERISA. (a) Each Obligor and each ERISA Affiliate have operated and administered each Plan in compliance with all applicable laws except for such instances of noncompliance as have not resulted in and would not reasonably be expected to result in a Material Adverse Effect. Neither any Obligor nor any ERISA Affiliate has incurred any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to Employee Benefit Plans, and no event, transaction or condition has occurred or exists that could reasonably be expected to result in the incurrence of any such liability by any Obligor or any ERISA Affiliate, or in the imposition of any Lien on any of the rights, properties or assets of the Company or any ERISA Affiliate, in either case pursuant to Title I or IV of ERISA or to section 430(k) of the Code or to any such penalty or excise tax provisions under the Code or federal law or section 4068 of ERISA, other than such liabilities or Liens as would not be individually or in the aggregate Material.
(b)    The present value of the aggregate benefit liabilities under each of the Plans (other than Multiemployer Plans), determined as of the end of such Plan’s most recently ended plan year on the basis of the actuarial assumptions specified for funding purposes in such Plan’s most recent actuarial valuation report, did not exceed the aggregate current value of the assets of such Plan allocable to such benefit liabilities by more than $51,500,000 in the case of any single Plan and by more than $56,900,000 in the aggregate for all Plans. The present value of the accrued benefit liabilities (whether or not vested) under each Non-U.S. Plan that is funded, determined as of the end of the Parent Guarantor’s most recently ended fiscal year on the basis of reasonable actuarial assumptions, did not exceed the current value of the assets of such Non-U.S. Plan allocable to such benefit liabilities by more than $156,800,000. The term “benefit liabilities” has the meaning specified in section 4001 of ERISA and the terms “current value” and “present value” have the meaning specified in section 3 of ERISA.
(c)    None of the Obligors or their ERISA Affiliates have incurred (i) withdrawal liabilities (and are not subject to contingent withdrawal liabilities) under section 4201 or 4204 of ERISA in respect of Multiemployer Plans that individually or in the aggregate are Material or (ii) any obligation in connection with the termination of or withdrawal from any Non U.S. Plan.
(d)    The expected postretirement benefit obligation (determined as of the last day of the Parent Guarantor’s most recently ended fiscal year in accordance with Financial Accounting Standards Board Statement No. 106, without regard to liabilities attributable to continuation coverage mandated by section 4980B of the Code) of any Obligor and its Subsidiaries is $51,500,000.
(e)    The execution and delivery of the Financing Agreements and the issuance and sale of the Notes hereunder will not involve any transaction that is subject to the prohibitions of section 406 of ERISA or in connection with which a tax could be imposed pursuant to section 4975(c)(1)(A)-(D) of the Code. The representation by the Obligors to each Purchaser in the first sentence of this Section 5.12(e) is made in reliance upon and subject to the accuracy of such Purchaser’s representation in Section 6.2 as to the sources of the funds used to pay the purchase price of the Notes to be purchased by such Purchaser.
(f)    All Non-U.S. Plans have been established, operated, administered and maintained in compliance with all laws, regulations and orders applicable thereto, except where failure so to comply could not be reasonably expected to have a Material Adverse Effect. All premiums, contributions and any other amounts required by applicable Non-U.S. Plan documents or applicable laws to be paid or accrued by the Obligors and their Subsidiaries have been paid or accrued as required, except where failure so to pay or accrue would not be reasonably expected to have a Material Adverse Effect.

Section 5.13.    Private Offering. Neither any Obligor nor anyone acting on its behalf has offered the Notes, the Parent Guarantee, the Subsidiary Guarantees or any similar securities for sale to, or solicited any offer to buy any of the same from, or otherwise approached or negotiated in respect thereof with, any person other than the Purchasers and not more than 56 other Institutional Investors (as defined in clause (c) of the definition of such term), each of which has been offered the Notes at a private sale for investment. Neither any Obligor nor anyone acting on its behalf has taken, or will take, any action that would subject the issuance or sale of the Notes to the registration requirements of Section 5 of the Securities Act or to the registration requirements of any securities or blue sky laws of any applicable jurisdiction.
Section 5.14.    Use of Proceeds; Margin Regulations. The Company will apply the proceeds of the sale of the Notes hereunder for general corporate purposes (including, without limitation, to repay outstanding revolving loans). No part of the proceeds from the sale of the Notes hereunder will be used, directly or indirectly, (a) for the purpose of buying or carrying any margin stock within the meaning of Regulation U of the Board of Governors of the Federal Reserve System (12 CFR 221), or for the purpose of buying or carrying or trading in any Securities under such circumstances as to involve the Company in a violation of Regulation X of said Board (12 CFR 224) or to involve any broker or dealer in a violation of Regulation T of said Board (12 CFR 220) or (b) to finance dealings or transactions with any Person described or designated in the Specially Designated Nationals and Blocked Person List published by OFAC or in Section 1 of the Anti-Terrorism Order. Margin stock does not constitute more than 5% of the value of the consolidated assets of the Company and its Subsidiaries and the Company does not have any present intention that margin stock will constitute more than 5% of the value of such assets. As used in this Section, the terms “margin stock” and “purpose of buying or carrying” shall have the meanings assigned to them in said Regulation U.
Section 5.15.    Existing Indebtedness; Future Liens. (a) Except as described therein, Schedule 5.15 sets forth a complete and correct list of (i) all outstanding Indebtedness of the Parent Guarantor and its Subsidiaries as of June 30, 2015 (including a description of the obligors, principal amount outstanding and general description of the collateral therefor, if any, and Guaranty thereof, if any), since which date there has been no Material change in the amounts, interest rate, index or formula, sinking funds, installment payments or maturities of such Indebtedness of the Parent Guarantor or its Subsidiaries and (ii) all agreements providing for committed financing facilities (subject to the terms and conditions specified therein) to the Parent Guarantor or its Subsidiaries as of the date of Closing. Neither any Obligor nor any Subsidiary is in default and no waiver of default is currently in effect, in the payment of any principal or interest on any Indebtedness either Obligor or such Subsidiary and no event or condition exists with respect to any Indebtedness of any Obligor or any Subsidiary the outstanding principal amount of which exceeds $1,000,000 that would permit (or that with notice or the lapse of time, or both, would permit) one or more Persons to cause such Indebtedness to become due and payable before its stated maturity or before its regularly scheduled dates of payment.

(b)    Except as disclosed in Schedule 5.15, neither any Obligor nor any Subsidiary has agreed or consented to cause or permit in the future (upon the happening of a contingency or otherwise) any of its property, whether now owned or hereafter acquired, to be subject to a Lien not permitted by Section 10.6.
(c)    Neither any Obligor nor any Subsidiary is a party to, or otherwise subject to any provision contained in, any instrument evidencing Indebtedness of such Obligor or such Subsidiary, any agreement relating thereto or any other agreement (including, but not limited to, its charter or other organizational document) which limits the amount of, or otherwise imposes restrictions on the incurring of, Indebtedness of such Obligor, except as specifically indicated in Schedule 5.15.
Section 5.16.    Foreign Assets Control Regulations, Etc. (a) Neither of the Obligors nor any Controlled Entity is (i) a Person whose name appears on the list of Specially Designated Nationals and Blocked Persons published by the Office of Foreign Assets Control, United States Department of the Treasury (“OFAC”) (an “OFAC Listed Person”) (ii) an agent, department, or instrumentality of, or is otherwise known by such Obligor or Controlled Entity to be beneficially owned by, controlled by or acting on behalf of, directly or indirectly, (x) any OFAC Listed Person or (y) any Person, entity, organization, foreign country or regime that is subject to any OFAC Sanctions Program, or (iii) otherwise blocked, subject to sanctions under or engaged in any activity in violation of other United States economic sanctions, including but not limited to, the Trading with the Enemy Act, the International Emergency Economic Powers Act, the Comprehensive Iran Sanctions, Accountability and Divestment Act (“CISADA”) or any similar law or regulation with respect to Iran or any other country, the Sudan Accountability and Divestment Act, any OFAC Sanctions Program, or any economic sanctions regulations administered and enforced by the United States or any enabling legislation or executive order relating to any of the foregoing (collectively, “U.S. Economic Sanctions”) (each OFAC Listed Person and each other Person, entity, organization and government of a country described in clause (i), clause (ii) or clause (iii), a “Blocked Person”). Neither of the Obligors nor any Controlled Entity has been notified that its name appears or may in the future appear on a state list of Persons that engage in investment or other commercial activities in Iran or any other country that is subject to U.S. Economic Sanctions.
(b)    No part of the proceeds from the sale of the Notes hereunder constitutes or will constitute funds obtained on behalf of any Blocked Person or will otherwise be used by any Obligor or any Controlled Entity, directly or indirectly, (i) in connection with any investment in, or any transactions or dealings with, any Blocked Person, or (ii) otherwise in violation of U.S. Economic Sanctions.
(c)    Neither of the Obligors nor any Controlled Entity (i) has been found in violation of, charged with, or convicted of, money laundering, drug trafficking, terrorist‑related activities or other money laundering predicate crimes under the Currency and Foreign Transactions Reporting Act of 1970 (otherwise known as the Bank Secrecy Act), the USA PATRIOT Act or any other United States law or regulation governing such activities (collectively, “Anti‑Money Laundering Laws”) or any U.S. Economic Sanctions violations, (ii) to the Company’s actual knowledge after making due inquiry, is under investigation by any Governmental Authority for possible violation of Anti‑Money Laundering Laws or any U.S. Economic Sanctions violations, (iii) has been assessed civil penalties under any Anti‑Money Laundering

Laws or any U.S. Economic Sanctions, or (iv) has had any of its funds seized or forfeited in an action under any Anti‑Money Laundering Laws. Each Obligor has established procedures and controls which it reasonably believes are adequate (and otherwise comply with applicable law) to ensure that such Obligor and each Controlled Entity is and will continue to be in compliance with all applicable current and future Anti‑Money Laundering Laws and U.S. Economic Sanctions.
(d)    (1) Neither of the Obligors nor any Controlled Entity (i) has been charged with, or convicted of bribery or any other anti‑corruption related activity under any applicable law or regulation in a U.S. or any non‑U.S. country or jurisdiction, including but not limited to, the U.S. Foreign Corrupt Practices Act and the U.K. Bribery Act 2010 (collectively, “Anti‑Corruption Laws”), (ii) to the Obligors’ actual knowledge after making due inquiry, is under investigation by any U.S. or non‑U.S. Governmental Authority for possible violation of Anti‑Corruption Laws, (iii) has been assessed civil or criminal penalties under any Anti‑Corruption Laws or (iv) has been or is the target of sanctions imposed by the United Nations or the European Union;
(2)    To the Obligors’ actual knowledge after making due inquiry, neither of the Obligors nor any Controlled Entity has, within the last five years, directly or indirectly offered, promised, given, paid or authorized the offer, promise, giving or payment of anything of value to a Governmental Official or a commercial counterparty for the purposes of: (i) influencing any act, decision or failure to act by such Governmental Official in his or her official capacity or such commercial counterparty, (ii) inducing a Governmental Official to do or omit to do any act in violation of the Governmental Official’s lawful duty, or (iii) inducing a Governmental Official or a commercial counterparty to use his or her influence with a government or instrumentality to affect any act or decision of such government or entity; in each case in order to obtain, retain or direct business or to otherwise secure an improper advantage in violation of any applicable law or regulation or which would cause any holder to be in violation of any law or regulation applicable to such holder; and
(3)    No part of the proceeds from the sale of the Notes hereunder will be used, directly or indirectly, for any improper payments, including bribes, to any Governmental Official or commercial counterparty in order to obtain, retain or direct business or obtain any improper advantage. Each Obligor has established procedures and controls which it reasonably believes are adequate (and otherwise comply with applicable law) to ensure that such Obligor and each Controlled Entity is and will continue to be in compliance with all applicable current and future Anti‑Corruption Laws.
Section 5.17.    Status under Certain Statutes. Neither any Obligor nor any Subsidiary is subject to regulation under the Investment Company Act of 1940, as amended, the Public Utility Holding Company Act of 2005, as amended, the ICC Termination Act of 1995, as amended, or the Federal Power Act, as amended.
Section 5.18.    Environmental Matters. (a) Neither Obligor nor any Subsidiary has knowledge of any claim or has received any notice of any claim, and no proceeding has been instituted raising any claim against either Obligor or any of its Subsidiaries or relating to their operations on any of their respective real properties now or formerly owned, leased or operated by any of them or other assets, alleging any damage to the environment or violation of any Environmental Laws, except, in each case, such as would not reasonably be expected to result in a Material Adverse Effect.
(b)    Neither Obligor nor any Subsidiary has knowledge of any facts which would give rise to any claim, public or private, of violation of Environmental Laws or damage to the environment emanating from, occurring on or in any way related to real properties now or formerly owned, leased or operated by any of them or to other assets or their use, except, in each case, such as would not reasonably be expected to result in a Material Adverse Effect.
(c)    Neither Obligor nor any Subsidiary has stored any Hazardous Materials on real properties now or formerly owned, leased or operated by any of them and has not disposed of any Hazardous Materials in a manner contrary to any Environmental Laws in each case in any manner that would reasonably be expected to result in a Material Adverse Effect; and
(d)    All buildings on all real properties now owned, leased or operated by each Obligor or any Subsidiary are in compliance with applicable Environmental Laws, except where failure to comply would not reasonably be expected to result in a Material Adverse Effect.
Section 5.19.    Notes Rank Pari Passu. The payment obligations of each Obligor under this Agreement (including the Parent Guarantor) rank and, upon issuance, the Notes (in the case of the Company) will rank, at least pari passi in right of payment with all other unsecured and unsubordinated Indebtedness (actual or contingent) of such Obligor, including, without limitation, all unsecured Indebtedness of the Obligors described on Schedule 5.15 hereto, which is not therein designated as subordinated Indebtedness.

SECTION 6.	REPRESENTATIONS OF THE PURCHASERS.
Section 6.1.    Purchase for Investment; Accredited Investor. (a) Each Purchaser severally represents as of the Execution Date and at the Closing that it is purchasing the Notes for its own account or for one or more separate accounts maintained by such Purchaser or for the account of one or more pension or trust funds and not with a view to the distribution thereof, provided that the disposition of such Purchaser’s or their property shall at all times be within such Purchaser’s or their control. Each Purchaser understands that the Notes have not been registered under the Securities Act and may be resold only if registered pursuant to the provisions of the Securities Act or if an exemption from registration is available, except under circumstances where neither such registration nor such an exemption is required by law, and that the Company is not required to register the Notes.
(b)    Each Purchaser severally represents that it is an “accredited investor” within the meaning of subparagraph (a)(1), (2), (3) or (7) of Rule 501 of Regulation D under the Securities Act.

Section 6.2.    Source of Funds. Each Purchaser severally represents as of the Execution Date and at the Closing that at least one of the following statements is an accurate representation as to each source of funds (a “Source”) to be used by such Purchaser to pay the purchase price of the Notes to be purchased by such Purchaser hereunder:
(a)    the Source is an “insurance company general account” (as the term is defined in the United States Department of Labor’s Prohibited Transaction Exemption (“PTE”) 95-60) in respect of which the reserves and liabilities (as defined by the annual statement for life insurance companies approved by the National Association of Insurance Commissioners (the “NAIC Annual Statement”)) for the general account contract(s) held by or on behalf of any Employee Benefit Plan together with the amount of the reserves and liabilities for the general account contract(s) held by or on behalf of any other Employee Benefit Plans maintained by the same employer (or affiliate thereof as defined in PTE 95-60) or by the same employee organization in the general account do not exceed 10% of the total reserves and liabilities of the general account (exclusive of separate account (as defined in Section 3 of ERISA (“Separate Account”)) liabilities) plus surplus as set forth in the NAIC Annual Statement filed with such Purchaser’s state of domicile; or
(b)    the Source is a Separate Account that is maintained solely in connection with such Purchaser’s fixed contractual obligations under which the amounts payable, or credited, to any Employee Benefit Plan (or its related trust) that has any interest in such Separate Account (or to any participant or beneficiary of such plan (including any annuitant)) are not affected in any manner by the investment performance of the Separate Account; or
(c)    the Source is either (i) an insurance company pooled Separate Account, within the meaning of PTE 90-1 or (ii) a bank collective investment fund, within the meaning of the PTE 91-38 and, except as disclosed by such Purchaser to the Company in writing pursuant to this clause (c), no Employee Benefit Plan or group of plans maintained by the same employer or employee organization beneficially owns more than 10% of all assets allocated to such pooled Separate Account or collective investment fund; or
(d)    the Source constitutes assets of an “investment fund” (within the meaning of Part VI of PTE 84-14 (the “QPAM Exemption”)) managed by a “qualified professional asset manager” or “QPAM” (within the meaning of Part VI of the QPAM Exemption), no Employee Benefit Plan’s assets that are managed by the QPAM in such investment fund, when combined with the assets of all other Employee Benefit Plans established or maintained by the same employer or by an affiliate (within the meaning of Part VI(c)(1) of the QPAM Exemption) of such employer or by the same employee organization and managed by such QPAM, represent more than 20% of the total client assets managed by such QPAM, the conditions of Part I(c) and (g) of the QPAM Exemption are satisfied, neither the QPAM nor a person controlling or controlled by the QPAM maintains an ownership interest in the Company that would cause the QPAM and the Company to be “related” within the meaning of Part VI(h) of the QPAM Exemption and (i) the identity of such QPAM and (ii) the names of any Employee Benefit Plans whose assets in the investment fund, when combined with the assets of all other Employee Benefit Plans established or maintained by the same employer or by an affiliate (within the meaning of Part VI(c)(1) of the QPAM Exemption) of such employer or by the same employee organization, represent 20% or more of the assets of such investment fund, have been disclosed to the Company in writing pursuant to this clause (d); or
(e)    the Source constitutes assets of a “plan(s)” (within the meaning of section IV of PTE 96-23 (the “INHAM Exemption”)) managed by an “in-house asset manager” or “INHAM” (within the meaning of Part IV of the INHAM Exemption), the conditions of Part I(a), (g) and (h) of the INHAM Exemption are satisfied, neither the INHAM nor a person controlling or controlled by the INHAM (applying the definition of “control” in section IV(d) of the INHAM Exemption) owns a 5% or more interest in the Company and (i) the identity of such INHAM and (ii) the name(s) of the Employee Benefit Plan(s) whose assets constitute the Source have been disclosed to the Company in writing pursuant to this clause (e); or
(f)    the Source is a governmental plan (as defined in Section 3 of ERISA); or
(g)    the Source is one or more Employee Benefit Plans, or a separate account or trust fund comprised of one or more Employee Benefit Plans, each of which has been identified to the Company in writing pursuant to this clause (g); or
(h)    the Source does not include assets of any Employee Benefit Plan, other than a plan exempt from the coverage of ERISA.

SECTION 7.	INFORMATION AS TO OBLIGORS.
Section 7.1.    Financial and Business Information. The Obligors shall deliver to each Purchaser and each holder of Notes that is an Institutional Investor:
(a)    Quarterly Statements — within 60 days (or such shorter period as is 15 days greater than the period applicable to the filing of the Parent Guarantor’s Quarterly Report on Form 10‑Q (the “Form 10‑Q”) with the SEC regardless of whether the Parent Guarantor is subject to the filing requirements thereof) after the end of each quarterly fiscal period in each fiscal year of the Parent Guarantor (other than the last quarterly fiscal period of each such fiscal year), copies of,
(i)    a consolidated balance sheet of the Parent Guarantor and its Subsidiaries as at the end of such quarter, and
(ii)    consolidated statements of income, changes in shareholders’ equity and cash flows of the Parent Guarantor and its Subsidiaries, for such quarter and (in the case of the second and third quarters) for the portion of the fiscal year ending with such quarter, setting forth in each case in comparative form the figures for the corresponding periods in the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP applicable to quarterly financial statements generally, and certified by a Senior Financial Officer as fairly presenting, in all material respects, the financial position of the companies being reported on and their results of operations and cash flows, subject to changes resulting from year-end adjustments, provided that delivery within the time period specified above of copies of the Parent Guarantor’s Form 10‑Q prepared in compliance with the requirements therefor and filed with the SEC shall be deemed to satisfy the requirements of this Section 7.1(a), provided, further, that the Obligors shall be deemed to have made such delivery of such Form 10‑Q if any of them shall have timely made such Form 10‑Q available on “EDGAR” (or any successor filing system) and on its home page on the worldwide web (at the date of this Agreement located at: http//www.cbi.com) and shall have given each Purchaser prior notice of such availability on EDGAR (or any successor filing system) and on its home page in connection with each delivery (such availability and notice thereof being referred to as “Electronic Delivery”);
(b)    Annual Statements — within 120 days (or such shorter period as is 15 days greater than the period applicable to the filing of the Parent Guarantor’s Annual Report on Form 10‑K (the “Form 10‑K”) with the SEC regardless of whether the Parent Guarantor is subject to the filing requirements thereof) after the end of each fiscal year of the Parent Guarantor, copies of
(i)    a consolidated balance sheet of the Parent Guarantor and its Subsidiaries as at the end of such year, and
(ii)    consolidated statements of income, changes in shareholders’ equity and cash flows of the Parent Guarantor and its Subsidiaries for such year, setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP, and accompanied by an opinion thereon (without a “going concern” or similar qualification or exception and without any qualification or exception as to the scope of the audit on which such opinion is based) of independent public accountants of recognized national standing, which opinion shall state that such financial statements present fairly, in all material respects, the financial position of the companies being reported upon and their results of operations and cash flows and have been prepared in conformity with GAAP, and that the examination of such accountants in connection with such financial statements has been made in accordance with generally accepted auditing standards, and that such audit provides a reasonable basis for such opinion in the circumstances, provided that the delivery within the time period specified above of the Parent Guarantor’s Form 10‑K for such fiscal year (together with the Parent Guarantor’s annual report to shareholders, if any, prepared pursuant to Rule 14a‑3 under the Exchange Act) prepared in accordance with the requirements therefor and filed with the SEC shall be deemed to satisfy the requirements of this

Section 7.1(b), provided, further, that the Obligors shall be deemed to have made such delivery of such Form 10‑K if any of them shall have timely made Electronic Delivery thereof;
(c)    SEC and Other Reports — promptly upon their becoming available, one copy of (i) each financial statement, report, notice or proxy statement sent by the Parent Guarantor or any Subsidiary to its principal lending banks as a whole (excluding information sent to such banks in the ordinary course of administration of a bank facility, such as information relating to pricing and borrowing availability) or to its public securities holders generally, and (ii) each regular or periodic report, each effective registration statement (without exhibits except as expressly requested by such holder), each final prospectus and all amendments thereto and each press release filed by the Parent Guarantor or any Subsidiary with the SEC or any other similar governmental or regulatory body in any non-U.S. jurisdiction, provided that the Obligors shall be deemed to have made such delivery of the items provided for by this clause (c) if any of them shall have made an Electronic Delivery thereof (without regard to any notice requirement provided in such defined term);
(d)    Notice of Default or Event of Default — promptly, and in any event within five Business Days after a Responsible Officer (i) has knowledge of the existence of any Default or Event of Default or (ii) has received (A) any written notice of, or taken any action with respect to, a Default claimed hereunder or (B) any written notice or taken any action with respect to a claimed default of the type referred to in Section 11(g), a written notice specifying the nature and period of existence thereof and what action the Obligors are taking or propose to take with respect thereto;
(e)    ERISA Matters — promptly, and in any event within five Business Days after a Responsible Officer has knowledge of any of the following, a written notice setting forth the nature thereof and the action, if any, that an Obligor or an ERISA Affiliate proposes to take with respect thereto:
(i)    with respect to any Plan, any reportable event, as defined in section 4043(c) of ERISA and the regulations thereunder, for which notice thereof has not been waived pursuant to such regulations as in effect on the date hereof; or
(ii)    the taking by the PBGC of steps to institute, or the threatening by the PBGC of the institution of, proceedings under section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan, or the receipt by any Obligor or any ERISA Affiliate of a notice from a Multiemployer Plan that such action has been taken by the PBGC with respect to such Multiemployer Plan; or
(iii)    any event, transaction or condition that reasonably could result in the incurrence of any liability by any Obligor or any ERISA Affiliate pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to Employee Benefit Plans, or in the imposition of any Lien on any of the rights, properties or assets of any Obligor or any ERISA Affiliate pursuant to Title I or IV of ERISA or such penalty or excise tax provisions, if such liability or Lien, taken together with any other such liabilities or Liens then existing, would reasonably be expected to have a Material Adverse Effect; or
(iv)    receipt of notice of the imposition of a financial penalty greater than U.S.$5,000,000 (which for this purpose shall mean any tax, penalty or other liability, whether by way of indemnity or otherwise) with respect to one or more Non-U.S. Plans;
(f)    Notices from Governmental Authority — promptly, and in any event within 30 days of receipt thereof, copies of any notice to any Obligor or any Subsidiary from any Federal or state Governmental Authority relating to any order, ruling, statute or other law or regulation that would reasonably be expected to have a Material Adverse Effect; and
(g)    Requested Information — with reasonable promptness, such other data and information relating to the business, operations, affairs, financial condition, assets or properties of any Obligor or any of its Subsidiaries (including, but without limitation, actual copies of the Parent Guarantor’s Form 10‑Q and Form 10‑K) or relating to the ability of each Obligor to perform its obligations hereunder and under the Notes (in the case of the Company) as from time to time may be reasonably requested by any such Purchaser or holder of Notes.
Section 7.2.    Officer’s Certificate. Each set of financial statements delivered to a holder of Notes pursuant to Section 7.1(a) or Section 7.1(b) shall be accompanied by a certificate of a Senior Financial Officer setting forth (which, in the case of Electronic Delivery of any such financial statements, shall be by separate concurrent delivery of such certificate to each Purchaser or holder of Notes):
(a)    Covenant Compliance — the information (including detailed calculations) required in order to establish whether the Obligors were in compliance with the requirements of Section 10.3 or Section 10.6 through Section 10.10, inclusive, during the quarterly or annual period covered by the statements then being furnished (including with respect to each such Section, where applicable, the calculations of the maximum or minimum amount, ratio or percentage, as the case may be, permissible under the terms of such Sections, and the calculation of the amount, ratio or percentage then in existence). In the event that the Company or any Subsidiary has made an election to measure any financial liability using fair value (which election is being disregarded for purposes of determining compliance with this Agreement pursuant to Section 24.3) as to the period covered by any such financial statement, such Senior Financial Officer’s certificate as to such period shall include a reconciliation from GAAP with respect to such election; and
(b)    Event of Default — a statement that such Senior Financial Officer has reviewed the relevant terms hereof and has made, or caused to be made, under his or her supervision, a review of the transactions and conditions of the Obligors and their Subsidiaries from the beginning of the quarterly or annual period covered by the statements then being furnished to the date of the certificate and that such review shall not have disclosed the existence during such period of any condition or event that constitutes a Default or an Event of Default or, if any such condition or event existed or exists (including, without limitation, any such event or condition resulting from the failure of any Obligor or any Subsidiary to comply with any Environmental Law), specifying the nature and period of existence thereof and what action the Obligors shall have taken or proposes to take with respect thereto.
Section 7.3.    Visitation. The Obligors shall permit the representatives of each Purchaser and each holder of Notes that is an Institutional Investor:
(a)    No Default — if no Default or Event of Default then exists, at the expense of such Purchaser or such holder and upon reasonable prior notice to any Obligor, to visit the principal executive office of any Obligor, to discuss the affairs, finances and accounts of the Obligors and their Subsidiaries with each Obligor’s officers, and (with the consent of the such Obligor, which consent will not be unreasonably withheld) its independent public accountants, and (with the consent of such Obligor, which consent will not be unreasonably withheld) to visit the other offices and properties of the Parent Guarantor and each Subsidiary, all at such reasonable times and as often as may be reasonably requested in writing; and
(b)    Default — if a Default or Event of Default then exists, at the expense of the Obligors to visit and inspect any of the offices or properties of any Obligor or any Subsidiary, to examine all their respective books of account, records, reports and other papers, to make copies and extracts therefrom, and to discuss their respective affairs, finances and accounts with their respective officers and (with the consent of an Obligor, which consent shall not be unreasonably withheld or delayed) independent public accountants, all at such times and as often as may be reasonably requested.
Section 7.4.    Limitation on Disclosure Obligation.
The Obligors shall not be required to disclose the following information pursuant to Section 7.1(g) or 7.3:
(a)    information that the Obligors determine after consultation with counsel qualified to advise on such matters that, notwithstanding the confidentiality requirements of Section 21, they would be prohibited from disclosing by applicable law or regulations without making public disclosure thereof;
(b)    information that, notwithstanding the confidentiality requirements of Section 21, the Obligors are prohibited from disclosing by the terms of an obligation of confidentiality contained in any agreement with any non-Affiliate binding upon the Obligors and not entered into in contemplation of this clause (b), provided that the Obligors shall use commercially reasonable efforts to obtain consent from the party in whose favor the obligation of confidentiality was made to permit the disclosure of the relevant information and provided further that the Obligors have received a written opinion of counsel confirming that disclosure of such information without consent from such other contractual party would constitute a breach of such agreement; or

(c)    information that constitutes non-financial trade secrets or non-financial proprietary information of the Parent Guarantor and its Subsidiaries and/or of any of its customers and/or suppliers.
Promptly after a request therefor from any Purchaser or holder of Notes that is an Institutional Investor, the Obligors will provide such holder with a written opinion of counsel (which may be addressed to the Obligors) relied upon as to any requested information that the Obligors are prohibited from disclosing to such holder under circumstances described in this Section 7.4.

SECTION 8.	PAYMENT AND PREPAYMENT OF THE NOTES.
Section 8.1.    Maturity. As provided therein, the entire unpaid principal balance of the Notes shall be due and payable on the stated maturity date thereof.
Section 8.2.    Optional Prepayments with Make-Whole Amount. The Company may, at its option, upon notice as provided below, prepay at any time all, or from time to time any part of, the Notes, in an amount not less than 10% of the aggregate principal amount of the Notes then outstanding in the case of a partial prepayment, at 100% of the principal amount so prepaid, and the Make-Whole Amount determined for the prepayment date with respect to such principal amount. The Company will give each holder of Notes written notice of each optional prepayment under this Section 8.2 not less than 30 days and not more than 60 days prior to the date fixed for such prepayment unless the Company and the Required Holders agree to another time period pursuant to Section 18. Each such notice shall specify such date (which shall be a Business Day), the aggregate principal amount of such Notes to be prepaid on such date, the principal amount of such Note held by such holder to be prepaid (determined in accordance with Section 8.3), and the interest to be paid on the prepayment date with respect to such principal amount being prepaid, and shall be accompanied by a certificate of a Senior Financial Officer as to the estimated Make-Whole Amount due in connection with such prepayment (calculated as if the date of such notice were the date of the prepayment), setting forth the details of such computation. Two Business Days prior to such prepayment, the Company shall deliver to each holder of Notes a certificate of a Senior Financial Officer specifying the calculation of such Make-Whole Amount as of the specified prepayment date.
Section 8.3.    Allocation of Partial Prepayments. In the case of each partial prepayment of the Notes, other than any offer of prepayment of the Notes pursuant to Section 8.5, 8.7 or 10.3 that has been rejected by any holder or holders of Notes, the principal amount of the Notes to be repaid shall be allocated among all of the Notes at the time outstanding in proportion, as nearly as practicable, to the respective unpaid principal amounts thereof not theretofore called for prepayment.
Section 8.4.    Maturity; Surrender, Etc. In the case of each prepayment of Notes pursuant to this Section 8, the principal amount of each Note to be prepaid shall mature and become due and payable on the date fixed for such prepayment (which shall be a Business Day), together with interest on such principal amount accrued to such date and the applicable Make-Whole Amount, if any. From and after such date, unless the Company shall fail to pay such principal amount when so due and payable, together with the interest and Make-Whole Amount, if any, as aforesaid, interest on such principal amount shall cease to accrue. Any Note paid or prepaid in full shall be surrendered to the Company and cancelled and shall not be reissued, and no Note shall be issued in lieu of any prepaid principal amount of any Note.
Section 8.5.    Purchase of Notes. The Obligors will not and will not permit any of their Affiliates to purchase, redeem, prepay or otherwise acquire, directly or indirectly, any of the outstanding Notes except (a) upon the payment or prepayment of the Notes in accordance with the terms of this Agreement and the Notes or (b) to a written offer to purchase any outstanding Notes made by any Obligor or an Affiliate pro rata to the holders of the Notes upon the same terms and conditions. Any such  offer shall provide each holder with sufficient information to enable it to make an informed decision with respect to such offer, and shall remain open for at least 10 Business Days. If the Required Holders accept such offer, the Company shall promptly notify the remaining holders of Notes of such fact and the expiration date for the acceptance by holders of Notes of such offer shall be extended by the number of days necessary to give each such remaining holder at least 5 Business Days from its receipt of such notice to accept such offer.  The Company will promptly cancel all Notes acquired by either Obligor or any of their Affiliates pursuant to any payment, prepayment or purchase of Notes pursuant to any provision of this Agreement and no Notes may be issued in substitution or exchange for any such Notes.
Section 8.6.    Make-Whole Amount.
“Make-Whole Amount” means, with respect to any Note, an amount equal to the excess, if any, of the Discounted Value of the Remaining Scheduled Payments with respect to the Called Principal of such Note over the amount of such Called Principal, provided that the Make-Whole Amount may in no event be less than zero. For the purposes of determining the Make-Whole Amount, the following terms have the following meanings:
“Called Principal” means, with respect to any Note, the principal of such Note that is to be prepaid pursuant to Section 8.2 or has become or is declared to be immediately due and payable pursuant to Section 12.1, as the context requires.
“Discounted Value” means, with respect to the Called Principal of any Note, the amount obtained by discounting all Remaining Scheduled Payments with respect to such Called Principal from their respective scheduled due dates to the Settlement Date with respect to such Called Principal, in accordance with accepted financial practice and at a discount factor (applied on the same periodic basis as that on which interest on the Notes is payable) equal to the Reinvestment Yield with respect to such Called Principal.
“Reinvestment Yield” means, with respect to the Called Principal of any Note, 0.50% (i.e., 50 basis points) over the yield to maturity implied by (i) the yields reported as of 10:00 a.m. (New York City time) on the second Business Day preceding the Settlement Date with respect to such Called Principal, on the display designated as “Page PX1” (or such other display as may replace Page PX1) on Bloomberg Financial Markets for the most recently issued actively traded on-the-run U.S. Treasury securities (“Reported”) having a maturity equal to the Remaining Average Life of such Called Principal as of such

Settlement Date. If there are no such U.S. Treasury securities Reported having a maturity equal to such Remaining Average Life, then such implied yield to maturity will be determined by (a) converting U.S. Treasury bill quotations to bond equivalent yields in accordance with accepted financial practice and (b) interpolating linearly between the “Ask Yields” Reported for the applicable most recently issued actively traded on-the-run U.S. Treasury securities with the maturities (1) closest to and greater than such Remaining Average Life and (2) closest to and less than such Remaining Average Life. The Reinvestment Yield shall be rounded to the number of decimal places as appears in the interest rate of the applicable Note.
If such yields are not Reported or the yields Reported as of such time are not ascertainable (including by way of interpolation), then “Reinvestment Yield” means, with respect to the Called Principal of any Note, .50% (i.e., 50 basis points) over the yield to maturity implied by the U.S. Treasury constant maturity yields reported, for the latest day for which such yields have been so reported as of the second Business Day preceding the Settlement Date with respect to such Called Principal, in Federal Reserve Statistical Release H.15 (or any comparable successor publication) for the U.S. Treasury constant maturity having a term equal to the Remaining Average Life of such Called Principal as of such Settlement Date. If there is no such U.S. Treasury constant maturity having a term equal to such Remaining Average Life, such implied yield to maturity will be determined by interpolating linearly between (1) the U.S. Treasury constant maturity so reported with the term closest to and greater than such Remaining Average Life and (2) the U.S. Treasury constant maturity so reported with the term closest to and less than such Remaining Average Life. The Reinvestment Yield shall be rounded to the number of decimal places as appears in the interest rate of the applicable Note.
“Remaining Average Life” means, with respect to any Called Principal, the number of years obtained by dividing (i) such Called Principal into (ii) the sum of the products obtained by multiplying (a) the principal component of each Remaining Scheduled Payment with respect to such Called Principal by (b) the number of years, computed on the basis of a 360-day year comprised of twelve 30-day months and calculated to two decimal places, that will elapse between the Settlement Date with respect to such Called Principal and the scheduled due date of such Remaining Scheduled Payment.
“Remaining Scheduled Payments” means, with respect to the Called Principal of any Note, all payments of such Called Principal and interest thereon that would be due after the Settlement Date with respect to such Called Principal if no payment of such Called Principal were made prior to its scheduled due date, provided that if such Settlement Date is not a date on which interest payments are due to be made under the terms of the Notes, then the amount of the next succeeding scheduled interest payment will be reduced by the amount of interest accrued to such Settlement Date and required to be paid on such Settlement Date pursuant to Section 8.2 or Section 12.1.

“Settlement Date” means, with respect to the Called Principal of any Note, the date on which such Called Principal is to be prepaid pursuant to Section 8.2 or has become or is declared to be immediately due and payable pursuant to Section 12.1, as the context requires.
Section 8.7.    Change of Control. (a) Notice of Change of Control. The Obligors will, within 20 Business Days after any Responsible Officer has knowledge of the occurrence of any Change of Control give written notice of such Change of Control to each holder of Notes. If a Change of Control has occurred, such notice shall contain and constitute an offer to prepay Notes as described in subparagraph (b) of this Section 8.7 and shall be accompanied by the certificate described in subparagraph (e) of this Section 8.7.
(b)    Offer to Prepay Notes. The offer to prepay Notes contemplated by subparagraph (a) of this Section 8.7 shall be an offer to prepay, in accordance with and subject to this Section 8.7, all, but not less than all, the Notes held by each holder (in this case only, “holder” in respect of any Note registered in the name of a nominee for a disclosed beneficial owner shall mean such beneficial owner) on a date specified in such offer (the “Proposed Prepayment Date”). If such Proposed Prepayment Date is in connection with an offer contemplated by subparagraph (a) of this Section 8.7, such date shall be not less than 30 days and not more than 60 days after the date of such offer (if the Proposed Prepayment Date shall not be specified in such offer, the Proposed Prepayment Date shall be the 45th day after the date of such offer).
(c)    Acceptance; Rejection. A holder of Notes may accept or reject the offer to prepay made pursuant to this Section 8.7 by causing a notice of such acceptance or rejection to be delivered to the Company at least 5 Business Days prior to the Proposed Prepayment Date. A failure by a holder of Notes to respond to an offer to prepay made pursuant to this Section 8.7, or to accept an offer as to all of the Notes held by the holder, in each case on or before the fifth (5th) Business Day preceding the Proposed Prepayment Date shall be deemed to constitute a rejection of such offer by such holder.
(d)    Prepayment. Prepayment of the Notes to be prepaid pursuant to this Section 8.7 shall be at 100% of the principal amount of such Notes, together with interest on such Notes accrued to the date of prepayment.
(e)    Officer’s Certificate. Each offer to prepay the Notes pursuant to this Section 8.7 shall be accompanied by a certificate, executed by a Senior Financial Officer of the Company and dated the date of such offer, specifying: (i) the Proposed Prepayment Date; (ii) that such offer is made pursuant to this Section 8.7; (iii) the principal amount of each Note offered to be prepaid; (iv) the interest that would be due on each Note offered to be prepaid, accrued to the Proposed Prepayment Date; (v) that the conditions of this Section 8.7 have been fulfilled; and (vi) in reasonable detail, the nature and date or proposed date of the Change of Control.
(f)    Effect on Required Payments. The amount of each payment of the principal of the Notes made pursuant to this Section 8.7 shall be applied against and reduce each of the then remaining principal payments due pursuant to Section 8.1 by a percentage equal to the aggregate principal amount of the Notes so paid divided by the aggregate principal amount of the Notes outstanding immediately prior to such payment.

(g)    “Change of Control” Defined. “Change of Control” means an event or series of events by which:
(1)    any “person” or “group” (within the meaning of Sections 13(d) and 14(d)(2) of the Securities Exchange Act of 1934) becomes the “beneficial owner” (as defined in Rule 13d‑3 under the Securities Exchange Act of 1934), directly or indirectly, of twenty percent (20%) or more of the voting power of the then outstanding Capital Stock of the Parent Guarantor entitled to vote generally in the election of the directors of the Parent Guarantor; or
(2)    the majority of the board of directors of the Company fails to consist of Continuing Directors; or
(3)    except as expressly permitted under the terms of this Agreement, any Obligor or any Subsidiary that is a borrower under the Credit Agreement (each, a “Subsidiary Borrower”) consolidates with or merges into another Person or conveys, transfers or leases all or substantially all of its property to any Person, or any Person consolidates with or merges into an Obligor or any Subsidiary Borrower, in either event pursuant to a transaction in which the outstanding Capital Stock of such Obligor or such Subsidiary Borrower, as applicable, is reclassified or changed into or exchanged for cash, securities or other property; or
(4)    except as otherwise expressly permitted under the terms of this Agreement, the Parent Guarantor shall cease to own and control, either directly or indirectly, all of the economic and voting rights associated with all of the outstanding Capital Stock of each of the Subsidiary Guarantors or shall cease to have the power, directly or indirectly, to elect all of the members of the board of directors of each of the Subsidiary Guarantors.

SECTION 9.	AFFIRMATIVE COVENANTS.
Each Obligor, jointly and severally, covenants that from the Execution Date until the Closing and thereafter, so long as any of the Notes are outstanding:
Section 9.1.    Compliance with Law. Without limiting Section 10.5, each Obligor will, and will cause each of its Subsidiaries to, comply with all laws, ordinances or governmental rules or regulations to which each of them is subject, including, without limitation, ERISA, Environmental Laws, the USA Patriot Act and the other laws and regulations that are referred to in Section 5.16, and will obtain and maintain in effect all licenses, certificates, permits, franchises and other governmental authorizations necessary to the ownership of their respective properties or to the conduct of their respective businesses, in each case to the extent necessary to ensure that non-compliance with such laws, ordinances or governmental rules or regulations or failures to obtain or maintain in effect such licenses, certificates, permits, franchises and other governmental authorizations would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

Section 9.2.    Insurance. Each Obligor will, and, if not maintained by an Obligor, will cause each of its Subsidiaries to, maintain, with financially sound and reputable insurers, insurance with respect to their respective properties and businesses against such casualties and contingencies, of such types, on such terms and in such amounts (including deductibles, co-insurance and self-insurance, if adequate reserves are maintained with respect thereto) as is customary in the case of entities of established reputations engaged in the same or a similar business and similarly situated.
Section 9.3.    Maintenance of Properties. Each Obligor will, and will cause each of its Subsidiaries to, maintain and keep, or cause to be maintained and kept, their respective properties in good repair, working order and condition (other than ordinary wear and tear), so that the business carried on in connection therewith may be properly conducted at all times, provided that this Section shall not prevent either Obligor or any Subsidiary from discontinuing the operation and the maintenance of any of its properties if such discontinuance is desirable in the conduct of its business and such Obligor has concluded that such discontinuance would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.
Section 9.4.    Payment of Taxes and Claims    . Each Obligor will, and will cause each of its Subsidiaries to, file all tax returns required to be filed in any jurisdiction and to pay and discharge all taxes shown to be due and payable on such returns and all other taxes, assessments, governmental charges, or levies imposed on them or any of their properties, assets, income or franchises, to the extent the same have become due and payable and before they have become delinquent and all claims for which sums have become due and payable that have or might become a Lien on properties or assets of either Obligor or any Subsidiary, provided that neither any Obligor nor any Subsidiary need pay any such tax, assessment, charge or levy or claim if (i) the amount, applicability or validity thereof is contested by such Obligor or such Subsidiary on a timely basis in good faith and in appropriate proceedings, and such Obligor or such Subsidiary has established adequate reserves therefor in accordance with GAAP on the books of such Obligor or such Subsidiary or (ii) the nonpayment of all such taxes, assessments, charges, levies and claims in the aggregate would not reasonably be expected to have a Material Adverse Effect.
Section 9.5.    Corporate Existence, Etc. Subject to Section 10.2, each Obligor will at all times preserve and keep its corporate existence in full force and effect. Subject to Sections 10.2 and 10.3, each Obligor will at all times preserve and keep in full force and effect the corporate existence of each of its Subsidiaries (unless merged into either Obligor or a Wholly-Owned Subsidiary) and all rights and franchises of the Obligors and their Subsidiaries unless, in the good faith judgment of the Obligors, the termination of or failure to preserve and keep in full force and effect such corporate existence, right or franchise would not, individually or in the aggregate, have a Material Adverse Effect.
Section 9.6.    Books and Records. Each Obligor will, and will cause each of its Subsidiaries to, maintain proper books of record and account in conformity with GAAP and all applicable requirements of any Governmental Authority having legal or regulatory jurisdiction over such Obligor or such Subsidiary, as the case may be. The Company will, and will cause each of its Subsidiaries to, keep books, records and accounts which, in reasonable detail, accurately reflect all transactions and dispositions of assets. The

Company and its Subsidiaries have devised a system of internal accounting controls sufficient to provide reasonable assurances that their respective books, records, and accounts accurately reflect all transactions and dispositions of assets and the Company will, and will cause each of its Subsidiaries to, continue to maintain such system.
Section 9.7.    Pari Passu Ranking. The Notes (in the case of the Company) and all other obligations under this Agreement of each Obligor are and at all times shall remain direct and unsecured obligations of such Obligor ranking at least pari passu in right of payment with all Indebtedness outstanding under the Credit Agreement and all other present and future unsecured Indebtedness (actual or contingent) of such Obligor that is not expressed to be subordinate or junior in rank to any other unsecured Indebtedness of such Obligor.
Section 9.8.    Subsidiary Guarantors. The Obligors will cause the Initial Subsidiary Guarantors and, after the date of Closing, any Subsidiary which is required by the terms of any Credit Agreement to become obligated for, or otherwise guarantee, Indebtedness of either Obligor in respect of any Credit Agreement, to deliver to each of the holders of the Notes (concurrently with the incurrence of any such obligation) the following items:
(a)    a duly executed Subsidiary Guarantee in scope, form and substance reasonably satisfactory to the Required Holders or a joinder agreement in respect of the Subsidiary Guarantee, as applicable;
(b)    a certificate signed by an authorized Responsible Officer of each Obligor making representations and warranties to the effect of those contained in Sections 5.1, 5.2, 5.4, 5.6, 5.7 and 5.19, with respect to such Subsidiary and its Subsidiary Guarantee, as applicable; and
(c)    in the case that any such Subsidiary is a Material Subsidiary, an opinion of counsel addressed to each of the holders of the Notes reasonably satisfactory to the Required Holders, to the effect that the Subsidiary Guarantee by such Person has been duly authorized, executed and delivered and that the Subsidiary Guarantee constitutes the legal, valid and binding obligation of such Person, enforceable in accordance with its terms, except as an enforcement of such terms may be limited by bankruptcy, insolvency, fraudulent conveyance and similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles and containing other usual and customary assumptions, qualifications and exceptions.
If any Subsidiary otherwise required to become a Subsidiary Guarantor under this Section 9.8 is a joint venture or unincorporated association, and such Subsidiary’s becoming a Subsidiary Guarantor shall be restricted by such Subsidiary’s constitutive documents, then, provided such Subsidiary is not obligated under any Credit Agreement for more than the Limited Guarantee Amount, notwithstanding anything to the contrary contained in any Financing Agreement, the obligations guaranteed by such Subsidiary under the Subsidiary Guaranty shall not be required to exceed the amount (the “Limited Guarantee Amount”) that may be so guaranteed under applicable Requirements of Law (including, without limitation, the Uniform Fraudulent Conveyance Act and the Uniform Fraudulent Transfer Act), multiplied by the percentage of such Subsidiary’s outstanding Capital Stock or interest in the profits owned, in each case, by the Company or any of its other Subsidiaries.
Section 9.9.    Maintenance of Ownership. The Company shall at all times remain a Subsidiary of the Parent Guarantor and the Parent Guarantor shall at all times own, directly or indirectly, 100% of all equity interests and voting interests of the Company free and clear of any Lien.
Section 9.10.    Maintenance of Rating on Notes. From and after the Closing, the Company will at all times maintain a rating by DBRS, Inc. (or any successor thereto) on the Notes.
Section 9.11.    Most Favored Lender Status.
(a)    If at any time after the date of this Agreement any Credit Agreement contains a covenant (whether constituting a covenant or event of default) by an Obligor (i) to maintain the Leverage Ratio (or a similar covenant or limitation on Indebtedness contained in any such Credit Agreement) at a level more favorable to the lenders under such Credit Agreement than the level set forth in Section 10.7, (ii) to maintain a minimum amount of Consolidated Net Worth (or a similar covenant contained in any such Credit Agreement) at a level more favorable to the lenders under such Credit Agreement than the level set forth in Section 10.8, or (iii) to maintain the Fixed Charge Coverage Ratio (or a similar covenant contained in any such Credit Agreement) at a level more favorable to the lenders under such Credit Agreement than the level set forth in Section 10.9 (any such provision, together with all definitions and interpretive provisions from such Credit Agreement to the extent used in relation thereto, a “Most Favorable Covenant”), then the Obligors shall provide a Most Favored Lender Notice in respect of such Most Favorable Covenant.  Such Most Favorable Covenant shall be deemed automatically incorporated by reference into this Agreement, mutatis mutandis, as if set forth in full herein, effective as of the date when such Most Favorable Covenant shall have become effective under such Credit Agreement (unless such date is prior to the date of the Closing, in which case such covenant will be deemed incorporated effective as of the date of the Closing). Thereafter, upon the request of any holder of a Note, the Obligors shall enter into any additional agreement or amendment to this Agreement reasonably requested by such holder to further evidence any of the foregoing.
(b)    Any Most Favorable Covenant incorporated into this Agreement (herein referred to as an “Incorporated Covenant”) pursuant to this Section 9.11 (i) shall be deemed automatically amended herein to reflect any subsequent amendments made to such Most Favorable Covenant under the applicable Credit Agreement (provided that, if a Default or an Event of Default then exists and the amendment of such Most Favorable Covenant would make such covenant less restrictive on the Company, then such Incorporated Covenant shall only be deemed automatically amended at such time, if it should occur, when such Default or Event of Default no longer exists) and (ii) shall be deemed automatically deleted from this Agreement at such time as such Most Favorable Covenant is deleted or otherwise removed from the applicable Credit Agreement or such applicable Credit Agreement shall be terminated (provided that, if a Default or an Event of Default then exists, then such Incorporated Covenant shall only be deemed automatically deleted from this Agreement at such time, if it should occur, when such Default or Event of Default no longer exists); provided, however, that if any fee or other consideration is paid to the lenders under such Credit Agreement for such amendment or deletion, the equivalent of such fee or other consideration shall be paid to the holders of the Notes upon the effectiveness of such amendment or deletion. Upon the occurrence of any event described in sub‑clause (i) of the preceding sentence, upon the request of the Obligors or any holder of Notes, the holders of Notes (if applicable) and the Obligors shall enter into any additional agreement or amendment to this Agreement reasonably requested by the Obligors or a holder of Notes, as the case may be, evidencing the amendment of any such Incorporated Covenants. Upon the occurrence of any event described in sub‑clause (ii) of the second preceding sentence, upon the request of the Obligors, the holders of Notes shall enter into any additional agreement or amendment to this Agreement reasonably requested by the Obligors evidencing the deletion and termination of any such Incorporated Covenants.
(c)    “Most Favored Lender Notice” means, in respect of any Most Favorable Covenant, a written notice to each of the holders of the Notes (and in the case if any Note registered in the name of a nominee for a disclosed beneficial owner, to such beneficial owner, rather than such nominee, on the date of such notice) delivered promptly, and in any event within ten Business Days after the inclusion of such Most Favorable Covenant in any Credit Agreement from a Responsible Officer referring to the provisions of this Section 9.11 and setting forth a reasonably detailed description of such Most Favorable Covenant and related explanatory calculations, as applicable.
(d)    For the avoidance of doubt, in no event shall the Leverage Ratio set forth in Section 10.7, the minimum amount of Consolidated Net Worth set forth in Section 10.8 or the Fixed Charge Coverage Ratio set forth in Section 10.9 and related definitions contained in this Agreement be deemed or construed to be loosened or relaxed by operation of the terms of this Section 9.11.
Notwithstanding the terms of Section 11, it will not be a Default or an Event of Default if the Obligors fail to comply with any provision of Section 9 on or after the Execution Date and prior to the Closing; however, if such failure occurs, then any of the Purchasers may elect not to purchase the Notes on the date of the Closing that is specified in Section 3.

SECTION 10.	NEGATIVE COVENANTS.
Each Obligor, jointly and severally, covenants that from the Execution Date until the Closing and thereafter, so long as any of the Notes are outstanding:
Section 10.1.    Transactions with Affiliates. The Obligors will not, and will not permit any Subsidiary to, enter into directly or indirectly any Material transaction or Material group of related transactions (including without limitation the purchase, lease, sale or exchange of properties of any kind or the rendering of any service) with any Affiliate (other than the Obligors or another Subsidiary), except in the ordinary course and pursuant to the reasonable requirements of any Obligor’s or such Subsidiary’s business and upon fair and reasonable terms no less favorable to such Obligor or such Subsidiary than would be obtainable in a comparable arm’s-length transaction with a Person not an Affiliate.

Section 10.2.    Merger, Consolidation, Etc. The Obligors will not, and will not permit any Subsidiary to, consolidate with or merge with any other Person or convey, transfer or lease (as lessor) all or substantially all of its assets in a single transaction or series of related transactions to any Person except:
(a)    the Parent Guarantor may consolidate with or merge with, or convey, transfer or lease substantially all of its assets in a single transaction or series of related transactions to, any other Person if (i) the successor formed by such consolidation or the survivor of such merger or the Person that acquires by conveyance, transfer or lease all or substantially all of the assets of the Parent Guarantor as an entirety, as the case may be (the “Surviving Parent”), shall be a solvent corporation or limited liability company organized and existing under the laws of an Acceptable Jurisdiction, (ii) if the Parent Guarantor is not the Surviving Parent, the due and punctual performance and observation of all of the obligations in the Financing Agreements to be performed or observed by the Parent Guarantor are expressly assumed in writing by the Surviving Parent and the Surviving Parent shall furnish to the holders of the Notes an opinion of nationally recognized independent counsel to the effect that each agreement or instrument effecting such assumption has been duly authorized, executed and delivered and constitutes the legal, valid and binding obligation of the Surviving Parent enforceable in accordance with its terms, except as enforcement of such terms may be limited by bankruptcy, insolvency, reorganization, moratorium and similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles and containing other usual and customary assumptions, qualifications and exceptions, (iii) each of the Subsidiary Guarantors shall have confirmed and ratified in writing reasonably satisfactory to the Required Holders its obligations under its Subsidiary Guarantee, and (iv) immediately before and after giving effect to any such transaction, no Default or Event of Default shall have occurred and be continuing; and
(b)    the Company may consolidate with or merge with, or convey, transfer or lease substantially all of its assets in a single transaction or series of related transactions to, any other Person if (i) the successor formed by such consolidation or the survivor of such merger or the Person that acquires by conveyance, transfer or lease all or substantially all of the assets of the Company as an entirety, as the case may be (the “Surviving Company”), shall be a solvent corporation or limited liability company organized and existing under the laws of the United States or any State thereof (including the District of Columbia), (ii) if the Company is not the Surviving Company, the due and punctual performance and observation of all of the obligations in the Financing Agreements (including the Notes) to be performed or observed by the Company are expressly assumed in writing by the Surviving Company and the Surviving Company shall furnish to the holders of the Notes an opinion of nationally recognized independent counsel to the effect that each agreement or instrument effecting such assumption has been duly authorized, executed and delivered and constitutes the legal, valid and binding obligation of the Surviving Company, enforceable in accordance with its terms, except as enforcement of such terms may be limited by bankruptcy, insolvency, reorganization, moratorium and similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles and containing other usual and customary assumptions, qualifications and exceptions, (iii) each of the Parent Guarantor and Subsidiary Guarantors shall have confirmed and ratified in writing reasonably satisfactory to the Required Holders its obligations under the Parent Guarantee and Subsidiary Guarantee, respectively, and (iv) immediately before and after giving effect to any such transaction, no Default or Event of Default shall have occurred and be continuing; and
(c)    any Subsidiary of any Obligor (other than the Company) may (x) consolidate with or merge with, or convey, transfer or lease substantially all of its assets in a single transaction or series of related transactions to, (i) any Obligor or any other Subsidiary so long as in any merger or consolidation involving an Obligor, such Obligor shall be the surviving or continuing corporation or (ii) any other Person so long as the survivor is the Subsidiary, or (y) convey, transfer or lease all of its assets in compliance with the provisions of Section 10.3.

No such conveyance, transfer or lease of substantially all of the assets of any Obligor or any Subsidiary Guarantor shall have the effect of releasing any Obligor or any Subsidiary Guarantor or any Surviving Parent, Surviving Company or any other Person that becomes the surviving or continuing Person in the manner prescribed in this Section 10.2 from its liability under the Financing Agreements, the Notes or any Subsidiary Guarantee, as applicable.
Section 10.3.    Sales of Assets. Except as permitted in Section 10.2, the Obligors will not, and will not permit any Subsidiary to, sell, lease or otherwise dispose of (including by way of merger, consolidation or amalgamation) any substantial part (as defined below) of the assets of the Obligors and its Subsidiaries; provided, however, that any Obligor or any Subsidiary may sell, lease or otherwise dispose of assets constituting a substantial part of the assets of the Obligors and their Subsidiaries if such assets are sold in an arms-length transaction and, at such time and after giving effect thereto, no Default or Event of Default shall have occurred and be continuing and an amount equal to the net proceeds received from such sale, lease or other disposition (but only with respect to that portion of such assets that exceeds the definition of “substantial part” set forth below) shall be used within 365 days of such sale, lease or disposition, in any combination:
(1)    to acquire productive assets (which shall not include acquiring any equity interests of any Person) used or useful in carrying on the business of the Company and its Subsidiaries and having a value at least equal to the value of such assets sold, leased or otherwise disposed of; and/or
(2)    to prepay or retire Senior Indebtedness of the Obligors and/or their Subsidiaries, provided that (i) the Company shall offer to prepay each outstanding Note in a principal amount which equals the Ratable Portion for such Note, and (ii) any such prepayment of the Notes shall be made at par, together with accrued interest thereon to the date of such prepayment, but without the payment of Make-Whole Amount. Any offer of prepayment of the Notes pursuant to this Section 10.3 shall be given to each holder of the Notes by written notice that shall be delivered not less than thirty (30) days and not more than sixty (60) days prior to the proposed prepayment date.

Each such notice shall state that it is given pursuant to this Section and that the offer set forth in such notice must be accepted by such holder in writing and shall also set forth (i) the prepayment date, (ii) a description of the circumstances which give rise to the proposed prepayment and (iii) a calculation of the Ratable Portion for such holder’s Notes. Each holder of the Notes which desires to have its Notes prepaid shall notify the Company in writing delivered not less than ten (10) Business Days prior to the proposed prepayment date of its acceptance of such offer of prepayment. A failure by a holder of Notes to notify the Company of its acceptance of an offer of prepayment pursuant to this Section 10.3 on or before the tenth (10th) Business Day preceding the proposed prepayment date shall be deemed a rejection of such offer of prepayment.
As used in this Section 10.3, a sale, lease or other disposition of assets shall be deemed to be a “substantial part” of the assets of the Obligors and their Subsidiaries if the book value of such assets, when added to the book value of all other assets sold, leased or otherwise disposed of by the Obligors and their Subsidiaries during the period of 12 consecutive months ending on the date of such sale, lease or other disposition, exceeds 20% of the book value of Consolidated Total Assets, determined as of the end of the fiscal quarter immediately preceding such sale, lease or other disposition; provided that there shall be excluded from any determination of a “substantial part” any (i) sale or disposition of assets in the ordinary course of business of the Obligors and their Subsidiaries (including sales or dispositions of worthless, damaged or obsolete equipment), (ii) any transfer of assets from any Obligor to any Subsidiary or from any Subsidiary to any Obligor or another Subsidiary and (iii) any sale or disposition of property acquired by any Obligor or any Subsidiary after the date of this Agreement to any Person within 365 days following the acquisition or construction of such property by Obligor or such Subsidiary if an Obligor or such Subsidiary shall concurrently with such sale or other disposition, lease such property, as lessee.
Section 10.4.    Line of Business. The Obligors will not, and will not permit any Subsidiary to, engage in any business if, as a result, the general nature of the business in which the Obligors and their Subsidiaries, taken as a whole, would then be engaged would be substantially changed from the general nature of the business in which the Obligors and their Subsidiaries, taken as a whole, are engaged on the date of this Agreement as described in the Memorandum.

Section 10.5.    Terrorism Sanctions Regulations. No Obligor will or will permit any Controlled Entity (a) to become (including by virtue of being owned or controlled by a Blocked Person), own or control a Blocked Person or any Person that is the target of sanctions imposed by the United Nations or by the European Union, or (b) directly or indirectly to have any investment in or engage in any dealing or transaction (including, without limitation, any investment, dealing or transaction involving the proceeds of the Notes) with any Person if such investment, dealing or transaction (i) would cause any holder to be in material violation of any U.S. Economic Sanctions applicable to such holder, or (ii) is prohibited by or subject to sanctions under any U.S. Economic Sanctions, or (c) to engage, nor, to such Obligor or Controlled Entity’s knowledge, shall any Affiliate of either engage, in any activity that would subject such Person or any Purchaser or any holder to sanctions under CISADA or any similar law or regulation with respect to Iran or any other country that is subject to U.S. Economic Sanctions.
Section 10.6.    Liens. The Obligors will not, and will not permit any Subsidiary to, create, incur, assume or permit to exist (upon the happening of a contingency or otherwise) any Lien securing Indebtedness for borrowed money on or with respect to any property or asset (including, without limitation, any document or instrument in respect of goods or accounts receivable) of any Obligor or any such Subsidiary, whether now owned or held or hereafter acquired, or any income or profits therefrom, or assign or otherwise convey any right to receive income or profits, except:
(a)        Liens for taxes, assessments or other governmental charges which are not yet due and payable or the payment of which is not at the time required by Section 9.4;
(b)    carriers’, warehousemen’s, mechanics’, materialmen’s, repairmen’s and other like Liens, arising in the ordinary course of business and securing obligations that are not overdue by more than 30 days or are being contested by any Obligor or such Subsidiary on a timely basis in good faith and in appropriate proceedings in compliance with Section 9.4;
(c)    pledges and deposits made in the ordinary course of business in compliance with workers’ compensation, unemployment insurance, pensions or other employee benefits and other social security laws or regulations;
(d)    any attachment or judgment Lien, unless the judgment it secures shall not, within 60 days after entry thereof, have been discharged or execution thereof stayed pending appeal, or shall not have been discharged within 60 days after the expiration of such stay;
(e)    other Liens incidental to the normal course of the business of the Obligors and their Subsidiaries or the ownership of their property, including, without limitation, deposits and Liens with respect to the performance of bids, trade contracts, leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature, in each case which are not securing Indebtedness;

(f)    covenants, easements, zoning restrictions, rights of way, governmental permitting and operation restrictions and similar encumbrances on real property imposed by law as arising in the ordinary course of business that do not secure any monetary obligation and do not materially detract from the value of the affected property or interfere with the ordinary conduct of business of the Obligors and their Subsidiaries taken as a whole;
(g)    licenses, leases or subleases granted to other Persons in the ordinary course of business and not interfering in any material respect with the business of the Obligors and their Subsidiaries;
(h)    customary bankers’ Liens and rights of setoff arising, in each case, in the ordinary course of business and incurred on deposits made in the ordinary course of business;
(i)    Liens on property or assets of any Obligor or any of its Subsidiaries securing Indebtedness owing to either Obligor or to another Subsidiary;
(j)     Liens on property or assets securing the Indebtedness of any Obligor or any Subsidiary as of the date of the Closing and reflected in Schedule 5.15;
(k)    any Lien created to secure all or part of the purchase price, or to secure Indebtedness incurred or assumed to pay all or any part of the purchase price or cost of construction or improvement, of property (or any improvement thereon) acquired or constructed by any Obligor or a Subsidiary after the date of the Closing, provided that (i) any such Lien shall extend solely to the item or items of such property (or improvement thereon and proceeds thereof) so acquired or constructed and, if required by the terms of the instrument originally creating such Lien, other property (or improvement thereon) which is an improvement to or is acquired or constructed property (or improvement thereon) or which is real property being improved by such acquired or constructed property (or improvement thereon), and (ii) any such Lien shall be created contemporaneously with, or within 180 days after, the acquisition or construction of such property;
(l)    any Lien existing on property of a Person immediately prior to its being consolidated with or merged into either Obligor or a Subsidiary or its becoming a Subsidiary, or any Lien existing on any property acquired by either Obligor or a Subsidiary at the time such property is so acquired (whether or not the Indebtedness secured thereby shall have assumed), provided that (i) no such Lien shall have been created or assumed in contemplation of such consolidation or merger or such Person’s becoming a Subsidiary or such acquisition of property, and (ii) each such Lien shall extend solely to the item or items of property so acquired (and proceeds thereof) and, if required by the terms of the instrument originally creating such Lien, other property which is an improvement to or is acquired for specific use in connection with such acquired property;

(m)    any Lien renewing, extending, replacing or refunding any Lien permitted by paragraphs (j), (k) or (l) of this Section 10.6, provided that (i) the principal amount of Indebtedness secured by such Lien immediately prior to such extension, renewal, replacement or refunding is not increased or the maturity thereof reduced, (ii) such Lien is not extended to any other property, and (iii) immediately after such extension, renewal, replacement or refunding, no Default or Event of Default would exist;
(n)    Liens on pledged cash of the Parent Guarantor and its Subsidiaries required for notional cash pooling arrangements in the ordinary course of business and not securing Indebtedness for borrowed money; and
(o)    Liens securing Priority Debt of the Obligors or any Subsidiary, provided that the aggregate outstanding principal amount of any such Priority Debt shall be permitted by Sections 10.7 and 10.10, and, provided further that, notwithstanding the foregoing, no such Liens may secure any obligations under or pursuant to any Credit Agreement within the provisions of this Section 10.6(o) unless concurrently therewith the Obligors shall secure the Notes, or shall cause the Notes to be secured, equally and ratably with such obligations pursuant to documentation (including without limitation an intercreditor agreement) in form and substance reasonably satisfactory to the Required Holders.
Section 10.7.    Leverage Ratio. The Parent Guarantor shall not permit the ratio (the “Leverage Ratio”) of (i) all Adjusted Indebtedness of the Parent Guarantor and its Subsidiaries as of any date of determination to (ii) EBITDA for the most recently-ended period of four-fiscal quarters for which financial statements were required to be delivered to exceed the lesser (a) 3.25:1.0 and (b) 0.25 greater than the level required to be maintained under a similar leverage covenant contained in any Credit Agreement for such applicable fiscal period. For purposes of this Section, if during the period of calculation any Obligor or any Subsidiary shall have acquired or disposed of any Person or acquired or disposed of all or substantially all of the operating assets of any Person, EBITDA for such period shall be calculated after giving pro forma effect thereto as if such transaction occurred on the first day of such period.
The Leverage Ratio shall be calculated, in each case, determined as of the last day of each fiscal quarter based upon (A) for Adjusted Indebtedness, Adjusted Indebtedness as of the last day of each such fiscal quarter and (B) for EBITDA, the actual amount for the four quarter period ending on such day, calculated, with respect to acquisitions and disposals, if any, as provided in the preceding paragraph.
Section 10.8.    Consolidated Net Worth. The Parent Guarantor shall not permit its Consolidated Net Worth at any time to be less than the greater of (i) the Alternative Minimum Net Worth Amount and (ii) 70% of the Consolidated Net Worth of the Parent Guarantor and its Subsidiaries after giving effect to the Shaw Acquisition (such Consolidated Net Worth to be determined as of the end of the fiscal quarter ending immediately following the consummation of the Shaw Acquisition).

Section 10.9.    Fixed Charge Coverage Ratio. The Parent Guarantor and its consolidated Subsidiaries shall maintain a ratio (“Fixed Charge Coverage Ratio”), without duplication, of Consolidated Net Income Available for Fixed Charges to Consolidated Fixed Charges of at least 1.50 to 1.00 for the most recently-ended period of four fiscal quarters for which financial statements were required to be delivered.
If, during the period for which Consolidated Net Income Available for Fixed Charges and Consolidated Fixed Charges are being calculated, the Parent Guarantor or any Subsidiary has acquired any Person (or the assets thereof) resulting in such Person becoming or otherwise resulting in a Subsidiary, compliance with this Section 10.9 shall be determined by calculating Consolidated Net Income Available for Fixed Charges and Consolidated Fixed Charges on a pro forma basis as if such Subsidiary had become such a Subsidiary on the first day of such period and any Indebtedness incurred in connection therewith was incurred on such date.
Section 10.10.    Priority Debt. The Obligors will not at any time permit the aggregate outstanding principal amount of all Priority Debt to exceed the 15% of Consolidated Net Worth (with Consolidated Net Worth being determined as of the end of the then most recent ended fiscal quarter of the Parent Guarantor).
Notwithstanding the terms of Section 11, it will not be a Default or an Event of Default if the Obligors fail to comply with any provision of Section 10 on or after the Execution Date and prior to the Closing; however, if such failure occurs, then any of the Purchasers may elect not to purchase the Notes on the date of the Closing that is specified in Section 3.

SECTION 11.	EVENTS OF DEFAULT.
An “Event of Default” shall exist if any of the following conditions or events shall occur and be continuing:
(a)    the Company defaults in the payment of any principal or Make-Whole Amount, if any, on any Note when the same becomes due and payable, whether at maturity or at a date fixed for prepayment or by declaration or otherwise; or
(b)    the Company defaults in the payment of any interest on any Note for more than five Business Days after the same becomes due or any Obligor defaults in the payment of any amount payable pursuant to Section 13 for more than twenty Business Days after the same becomes due and payable; or
(c)    either Obligor defaults in the performance of or compliance with any term contained in Section 7.1(d), Section 9.11 or Section 10; or
(d)    either Obligor or any Subsidiary Guarantor defaults in the performance of or compliance with any of its obligations contained herein, in any other Financing Agreement or in a Subsidiary Guarantee, respectively (in each case, other than those referred to in Sections 11(a), (b) and (c)), and such default is not remedied within 30 days after the earlier of (i) a Responsible Officer obtaining actual knowledge of such default and (ii) either Obligor receiving written notice of such default from any holder of a Note (any such written notice to be identified as a “notice of default” and to refer specifically to this Section 11(d)); or
(e)    either the Parent Guarantee or any Subsidiary Guarantee ceases to be a legally valid, binding and enforceable obligation or contract of the Parent Guarantor or a Subsidiary Guarantor (other than upon a release of any Subsidiary Guarantor from its Subsidiary Guarantee in accordance with the terms of Section 2.3(b)), respectively, or the Parent Guarantor or any Subsidiary Guarantor (or any party by, through or on account of the Parent Guarantor or such Subsidiary Guarantor) challenges the validity, binding nature or enforceability of the Parent Guarantee or its Subsidiary Guarantee, respectively; or
(f)    any representation or warranty made in writing by or on behalf of either Obligor in any Financing Agreement or by a Subsidiary Guarantor in its Subsidiary Guarantee or by any officer of either Obligor or any Subsidiary Guarantor in any writing furnished in connection with the transactions contemplated hereby proves to have been false or incorrect in any material respect on the date as of which made; or
(g)    (i) either Obligor or any Subsidiary is in default (as principal or as guarantor or other surety) in the payment of any principal of or premium or make-whole amount or interest on any Indebtedness that is outstanding in an aggregate principal amount of at least $75,000,000 (or its equivalent in the relevant currency of payment) beyond any period of grace provided with respect thereto, or (ii) either Obligor or any Subsidiary is in default in the performance of or compliance with any term of any evidence of any Indebtedness in an aggregate outstanding principal amount of at least $75,000,000 (or its equivalent in the relevant currency of payment) or of any mortgage, indenture or other agreement relating thereto or any other condition exists, and as a consequence of such default or condition such Indebtedness has become, or has been declared (or one or more Persons are entitled to declare such Indebtedness to be), due and payable before its stated maturity or before its regularly scheduled dates of payment, or (iii) as a consequence of the occurrence or continuation of any event or condition (other than the passage of time or the right of the holder of Indebtedness to convert such Indebtedness into equity interests), (x) either Obligor or any Subsidiary has become obligated to purchase or repay Indebtedness before its regular maturity or before its regularly scheduled dates of payment in an aggregate outstanding principal amount of at least $75,000,000 (or its equivalent in the relevant currency of payment), or (y) one or more Persons have the right to require any Obligor or any Subsidiary so to purchase or repay such Indebtedness; or
(h)    either Obligor or any Subsidiary (i) is generally not paying, or admits in writing its inability to pay, its debts as they become due, (ii) files, or consents by answer or otherwise to the filing against it of, a petition for relief or reorganization or arrangement or any other petition in bankruptcy, for liquidation or to take advantage of any bankruptcy, insolvency, reorganization, moratorium or other similar law of any jurisdiction, (iii) makes an assignment for the benefit of its creditors, (iv) consents to the appointment of a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, (v) is adjudicated as insolvent or to be liquidated, or (vi) takes corporate action for the purpose of any of the foregoing; or
(i)    a court or Governmental Authority of competent jurisdiction enters an order appointing, without consent by either Obligor or any of its Subsidiaries, a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, or constituting an order for relief or approving a petition for relief or reorganization or any other petition in bankruptcy or for liquidation or to take advantage of any bankruptcy or insolvency law of any jurisdiction, or ordering the dissolution, winding-up or liquidation of either Obligor or any of its Subsidiaries, or any such petition shall be filed against either Obligor or any of its Subsidiaries and such petition shall not be dismissed within 60 days; or
(j)    any event occurs with respect to either Obligor or a Subsidiary that under the laws of any jurisdiction is analogous to any of the events described in Section 11(h) or (i), provided that the applicable grace period, if any, which shall apply shall be the one applicable to the relevant proceeding which most closely corresponds to the proceeding described in Section 11(h) or Section 11(i); or
(k)    a final judgment or judgments for the payment of money aggregating in excess of $75,000,000 (to the extent not covered by independent third-party insurance as to which the insurer does not dispute coverage) are rendered against one or more of the Obligors and their Subsidiaries and which judgments are not, within 60 days after entry thereof, bonded, discharged or stayed pending appeal, or are not discharged within 60 days after the expiration of such stay; or
(l)    if (i) any Plan shall fail to satisfy the minimum funding standards of ERISA or the Code for any plan year or part thereof or a waiver of such standards or extension of any amortization period is sought or granted under section 412 of the Code, (ii) a notice of intent to terminate any Plan shall have been or is reasonably expected to be filed with the PBGC or the PBGC shall have instituted proceedings under ERISA section 4042 to terminate or appoint a trustee to administer any Plan or the PBGC shall have notified either Obligor or any ERISA Affiliate that a Plan may become a subject of any such proceedings, (iii) the aggregate “amount of unfunded benefit liabilities” (within the meaning of section 4001(a)(18) of ERISA) under all Plans (other than Multiemployer Plans, determined in accordance with Title IV of ERISA, shall exceed $75,000,000 (or its equivalent in the relevant currency of payment), (iv) either Obligor or any ERISA Affiliate shall have incurred or is reasonably expected to incur any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to Employee Benefit Plans, (v) either Obligor or any ERISA Affiliate withdraws from any Multiemployer Plan or (vi) either Obligor or any Subsidiary establishes or amends any employee welfare benefit plan (as such term is defined in Section 3 of ERISA) that provides post-employment welfare benefits in a manner that would increase the liability of either Obligor or any Subsidiary thereunder; and any such event or events described in clauses (i) through (vi) above, either individually or together with any other such event or events, could reasonably be expected to have a Material Adverse Effect.

SECTION 12.	REMEDIES ON DEFAULT, ETC.
Section 12.1.    Acceleration. (a) If an Event of Default with respect to either Obligor described in Section 11(h), (i) or (j) (other than an Event of Default described in clause (i) of Section 11(h) or described in clause (vi) of Section 11(h) by virtue of the fact that such clause encompasses clause (i) of Section 11(h)) has occurred, all the Notes then outstanding shall automatically become immediately due and payable.
(b)    If any other Event of Default has occurred and is continuing, the Required Holders may at any time at their option, by notice or notices to the Company, declare all the Notes then outstanding to be immediately due and payable.
(c)    If any Event of Default described in Section 11(a) or (b) has occurred and is continuing, any holder or holders of Notes at the time outstanding affected by such Event of Default may at any time, at its or their option, by notice or notices to the Company, declare all the Notes held by it or them to be immediately due and payable.
Upon any Notes becoming due and payable under this Section 12.1, whether automatically or by declaration, such Notes will forthwith mature and the entire unpaid principal amount of such Notes, plus (x) all accrued and unpaid interest thereon (including, but not limited to, interest accrued thereon at the Default Rate) and (y) the Make-Whole Amount determined in respect of such principal amount (to the full extent permitted by applicable law), shall all be immediately due and payable, in each and every case without presentment, demand, protest or further notice, all of which are hereby waived. Each Obligor acknowledges, and the parties hereto agree, that each holder of a Note has the right to maintain its investment in the Notes free from repayment by the Obligors (except as herein specifically provided for) and that the provision for payment of a Make-Whole Amount by the Obligors in the event that the Notes are prepaid or are accelerated as a result of an Event of Default, is intended to provide compensation for the deprivation of such right under such circumstances.
Section 12.2.    Other Remedies. If any Default or Event of Default has occurred and is continuing, and irrespective of whether any Notes have become or have been declared immediately due and payable under Section 12.1, the holder of any Note at the time outstanding may proceed to protect and enforce the rights of such holder by an action at law, suit in equity or other appropriate proceeding, whether for the specific performance of any agreement contained herein or in any Note, or for an injunction against a violation of any of the terms hereof or thereof, or in aid of the exercise of any power granted hereby or thereby or by law or otherwise.
Section 12.3.    Rescission. At any time after any Notes have been declared due and payable pursuant to Section 12.1(b) or (c), the Required Holders or, if the Notes have been declared due and payable pursuant to Section 12.1(c) by any holder or holders of Notes, such holder or holders, as the case may be, by written notice to the Company, may rescind and annul any such declaration and its consequences if (a) the Obligors have paid all overdue interest on the Notes, all principal of and Make-Whole Amount, if any, on any Notes that are due and payable and are unpaid other than by reason of such declaration, and all interest on such overdue principal and Make-Whole Amount, if any, and (to the extent permitted by applicable law) any overdue interest in respect of the Notes, at the Default Rate, (b) neither any Obligor nor any other Person shall have paid any amounts which have become due solely by reason of such declaration, (c) all Events of Default and Defaults, other than non-payment of amounts that have become due solely by reason of such declaration, have been cured or have been waived pursuant to Section 17, and (d) no judgment or decree has been entered for the payment of any monies due pursuant hereto or to the Notes. No rescission and annulment under this Section 12.3 will extend to or affect any subsequent Event of Default or Default or impair any right consequent thereon.
Section 12.4.    No Waivers or Election of Remedies, Expenses, Etc. No course of dealing and no delay on the part of any holder of any Note in exercising any right, power or remedy shall operate as a waiver thereof or otherwise prejudice such holder’s rights, powers or remedies. No right, power or remedy conferred by the Financing Agreements (including by any Note) upon any holder thereof shall be exclusive of any other right, power or remedy referred to herein or therein or now or hereafter available at law, in equity, by statute or otherwise. Without limiting the obligations of the Obligors under Section 16, the either Obligors will pay to the holder of each Note on demand such further amount as shall be sufficient to cover all costs and expenses of such holder incurred in any enforcement or collection under this Section 12, including, without limitation, reasonable attorneys’ fees, expenses and disbursements.

SECTION 13.	TAX INDEMNIFICATION.
All payments whatsoever under the Financing Agreements required to be made by the Parent Guarantor will be made by the Parent Guarantor in lawful currency of the United States of America free and clear of, and without liability for withholding or deduction for or on account of, any present or future Taxes of whatever nature imposed or levied by or on behalf of any jurisdiction other than the United States (or any political subdivision or taxing authority of or in such jurisdiction) (hereinafter a “Taxing Jurisdiction”), unless the withholding or deduction of such Tax is compelled by law.
If any deduction or withholding for any Tax of a Taxing Jurisdiction shall at any time be required in respect of any amounts to be paid by the Parent Guarantor under the Financing Agreements, the Parent Guarantor will pay to the relevant Taxing Jurisdiction the full amount required to be withheld, deducted or otherwise paid before penalties attach thereto or interest accrues thereon and pay to each holder of a Note such additional amounts as may be necessary in order that the net amounts paid to such holder pursuant to the terms of the Financing Agreements after such deduction, withholding or payment (including, without limitation, any required deduction or withholding of Tax on or with respect to such additional amount), shall be not less than the amounts then due and payable to such holder under the terms of the Financing Agreements before the assessment of such Tax, provided that no payment of any additional amounts shall be required to be made for or on account of:

(a)    any Tax that would not have been imposed but for the existence of any present or former connection between such holder (or a fiduciary, settlor, beneficiary, member of, shareholder of, or possessor of a power over, such holder, if such holder is an estate, trust, partnership or corporation or any Person other than the holder to whom the Notes or any amount payable thereon is attributable for the purposes of such Tax) and the Taxing Jurisdiction, other than the mere holding of the relevant Note or the receipt of payments thereunder or in respect thereof or the enforcement of remedies in respect thereof, including, without limitation, such holder (or such other Person described in the above parenthetical) being or having been a citizen or resident thereof, or being or having been present or engaged in trade or business therein or having or having had an establishment, office, fixed base or branch therein, provided that this exclusion shall not apply with respect to a Tax that would not have been imposed but for the Parent Guarantor, after the date of the Closing, opening an office in, moving an office to, reincorporating in, or changing the Taxing Jurisdiction from or through which payments on account of the Financing Agreements are made to, the Taxing Jurisdiction imposing the relevant Tax;
(b)    any Tax that would not have been imposed but for the delay or failure by such holder (following a written request by the Parent Guarantor) in the filing with the relevant Taxing Jurisdiction of Forms (as defined below) that are required to be filed by such holder to avoid or reduce such Taxes (including for such purpose any refilings or renewals of filings that may from time to time be required by the relevant Taxing Jurisdiction), provided that the filing of such Forms would not (in such holder’s reasonable judgment) impose any unreasonable burden (in time, resources or otherwise) on such holder or result in any confidential or proprietary income tax return information being revealed, either directly or indirectly, to any Person and such delay or failure could have been lawfully avoided by such holder, and provided further that such holder shall be deemed to have satisfied the requirements of this clause (b) upon the good faith completion and submission of such Forms (including refilings or renewals of filings) as may be specified in a written request of the Parent Guarantor no later than 60 days after receipt by such holder of such written request (accompanied by copies of such Forms and related instructions, if any); or
(c)    any combination of clauses (a) and (b) above;
and provided further that in no event shall the Parent Guarantor be obligated to pay such additional amounts to any holder of a Note (i) not resident in the United States of America or any other jurisdiction in which an original Purchaser is resident for tax purposes on the date of the Closing in excess of the amounts that the Parent Guarantor would be obligated to pay if such holder had been a resident of the United States of America or such other jurisdiction, as applicable, for purposes of, and eligible for the benefits of, any double taxation treaty from time to time in effect between the United States of America or such other jurisdiction and the relevant Taxing Jurisdiction or (ii) registered in the name of a nominee if under the law of the relevant Taxing Jurisdiction (or the current regulatory interpretation of such law) securities held in the name of a nominee do not qualify for an exemption from the relevant Tax and the Parent Guarantor shall have given timely notice of such law or interpretation to such holder.

By acceptance of any Note, the holder of such Note agrees, subject to the limitations of clause (b) above, that it will from time to time with reasonable promptness (x) duly complete and deliver to or as reasonably directed by the Parent Guarantor all such forms, certificates, documents and returns provided to such holder by the Parent Guarantor (collectively, together with instructions for completing the same, “Forms”) required to be filed by or on behalf of such holder in order to avoid or reduce any such Tax pursuant to the provisions of an applicable statute, regulation or administrative practice of the relevant Taxing Jurisdiction or of a tax treaty between the United States and such Taxing Jurisdiction and (y) provide the Parent Guarantor with such information with respect to such holder as the Parent Guarantor may reasonably request in order to complete any such Forms, provided that nothing in this Section 13 shall require any holder to provide information with respect to any such Form or otherwise if in the opinion of such holder such Form or disclosure of information would involve the disclosure of tax return or other information that is confidential or proprietary to such holder, and provided further that each such holder shall be deemed to have complied with its obligation under this paragraph with respect to any Form if such Form shall have been duly completed and delivered by such holder to the Parent Guarantor or mailed to the appropriate taxing authority (which shall be deemed to occur when such Form is submitted to the United States Internal Revenue Service in accordance with instructions contained in such Form), whichever is applicable, within 60 days following a written request of the Parent Guarantor (which request shall be accompanied by copies of such Form) and, in the case of a transfer of any Note, at least 90 days prior to the relevant interest payment date.
If any payment is made by the Parent Guarantor to or for the account of the holder of any Note after deduction for or on account of any Taxes, and increased payments are made by the Parent Guarantor pursuant to this Section 13, then, if such holder at its sole discretion determines that it has received or been granted a refund of such Taxes, such holder shall, to the extent that it can do so without prejudice to the retention of the amount of such refund, reimburse to the Parent Guarantor such amount as such holder shall, in its sole discretion, determine to be attributable to the relevant Taxes or deduction or withholding. Nothing herein contained shall interfere with the right of the holder of any Note to arrange its tax affairs in whatever manner it thinks fit and, in particular, no holder of any Note shall be under any obligation to claim relief from its corporate profits or similar tax liability in respect of such Tax in priority to any other claims, reliefs, credits or deductions available to it or (other than as set forth in clause (b) above) oblige any holder of any Note to disclose any information relating to its tax affairs or any computations in respect thereof.
The Parent Guarantor will furnish the holders of Notes, promptly and in any event within 60 days after the date of any payment by the Parent Guarantor of any Tax in respect of any amounts paid under the Financing Agreements, the original tax receipt issued by the relevant taxation or other authorities involved for all amounts paid as aforesaid (or if such original tax receipt is not available or must legally be kept in the possession of such Obligor, a duly certified copy of the original tax receipt or any other reasonably satisfactory evidence of payment), together with such other documentary evidence with respect to such payments as may be reasonably requested from time to time by any holder of a Note.
If the Parent Guarantor is required by any applicable law, as modified by the practice of the taxation or other authority of any relevant Taxing Jurisdiction, to make any deduction or withholding of any Tax in respect of which the Parent Guarantor would be required to pay any additional amount under this Section 13, but for any reason does not make such deduction or withholding with the result that a liability in respect of such Tax is assessed directly against the holder of any Note, and such holder pays such liability, then the Parent Guarantor will promptly reimburse such holder for such payment (including any related interest or penalties to the extent such interest or penalties arise by virtue of a default or delay by the Parent Guarantor) upon demand by such holder accompanied by an official receipt (or a duly certified copy thereof) issued by the taxation or other authority of the relevant Taxing Jurisdiction.
If the Parent Guarantor makes payment to or for the account of any holder of a Note and such holder is entitled to a refund of the Tax to which such payment is attributable upon the making of a filing (other than a Form described above), then such holder shall, as soon as practicable after receiving written request from the Parent Guarantor (which shall specify in reasonable detail and supply the refund forms to be filed) use reasonable efforts to complete and deliver such refund forms to or as directed by the Parent Guarantor, subject, however, to the same limitations with respect to Forms as are set forth above.
The obligations of the Parent Guarantor under this Section 13 shall survive the payment or transfer of any Note and the provisions of this Section 13 shall also apply to successive transferees of the Notes.
By acceptance of any Note, the holder of such Note agrees that such holder will with reasonable promptness duly complete and deliver to the Parent Guarantor, or to such other Person as may be reasonably requested by the Parent Guarantor, from time to time (i) in the case of any such holder that is a United States Person, such holder’s United States tax identification number or other Forms reasonably requested by the Parent Guarantor necessary to establish such holder’s status as a United States Person under FATCA and as may otherwise be necessary for any Obligor to comply with its obligations under FATCA and (ii) in the case of any such holder that is not a United States Person, such documentation prescribed by applicable law (including as prescribed by section 1471(b)(3)(C)(i) of the Code) and such additional documentation as may be necessary for the Company to comply with its obligations under FATCA and to determine that such holder has complied with such holder’s obligations under FATCA or to determine the amount (if any) to deduct and withhold from any such payment made to such holder. Nothing in this Section shall require any holder to provide information that is confidential or proprietary to such holder unless the Parent Guarantor is required to obtain such information under FATCA and, in such event, the Parent Guarantor shall treat any such information it receives as confidential.

SECTION 14.	REGISTRATION; EXCHANGE; SUBSTITUTION OF NOTES.
Section 14.1.    Registration of Notes. The Company shall keep at its principal executive office a register for the registration and registration of transfers of Notes. The name and address of each holder of one or more Notes, each transfer thereof and the name and address of each transferee of one or more Notes shall be registered in such register. If any holder of one or more Notes is a nominee, then (a) the name and address of the beneficial owner of such Note or Notes shall also be registered in such register as an owner and holder thereof, and (b) at any such beneficial owner’s option, either such beneficial owner or its nominee may execute any amendment, waiver or consent pursuant to this Agreement. Prior to due presentment for registration of transfer, the Person in whose name any Note shall be registered shall be deemed and treated as the owner and holder thereof for all purposes hereof, and the Company shall not be affected by any notice or knowledge to the contrary. The Company shall give to any holder of a Note that is an Institutional Investor promptly upon request therefor, a complete and correct copy of the names and addresses of all registered holders of Notes.
Section 14.2.    Transfer and Exchange of Notes. Upon surrender of any Note to the Company at the address and to the attention of the designated officer (all as specified in Section 18(iii)), subject to compliance with applicable securities laws, for registration of transfer or exchange (and in the case of a surrender for registration of transfer accompanied by a written instrument of transfer duly executed by the registered holder of such Note or such holder’s attorney duly authorized in writing and accompanied by the relevant name, address and other information for notices of each transferee of such Note or part thereof), within ten Business Days thereafter, the Company shall execute and deliver, at the Company’s expense (except as provided below), one or more new Notes (as requested by the holder thereof) in exchange therefor, in an aggregate principal amount equal to the unpaid principal amount of the surrendered Note. Each such new Note shall be payable to such Person as such holder may request and shall be substantially in the form of Exhibit 1. Each such new Note shall be dated and bear interest from the date to which interest shall have been paid on the surrendered Note or dated the date of the surrendered Note if no interest shall have been paid thereon. The Company may require payment of a sum sufficient to cover any stamp tax or governmental charge imposed in respect of any such transfer of Notes. Notes shall not be transferred in denominations of less than U.S.$100,000, provided that if necessary to enable the registration of transfer by a holder of its entire holding of Notes, one Note may be in a denomination of less than U.S.$100,000. Any transferee, by its acceptance of a Note registered in its name (or the name of its nominee), shall be deemed to have made the representations set forth in Section 6.2.
Section 14.3.    Replacement of Notes. Upon receipt by the Company at the address and to the attention of the designated officer (all as specified in Section 19(iii)) of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of any Note (which evidence shall be, in the case of an Institutional Investor, notice from such Institutional Investor of such ownership and such loss, theft, destruction or mutilation), and
(a)    in the case of loss, theft or destruction, of indemnity reasonably satisfactory to it (provided that if the holder of such Note is, or is a nominee for, an original Purchaser or another holder of a Note with a minimum net worth of at least U.S.$50,000,000 or a Qualified Institutional Buyer, such Person’s own unsecured agreement of indemnity shall be deemed to be satisfactory), or
(b)    in the case of mutilation, upon surrender and cancellation thereof, within ten Business Days thereafter, the Company at its own expense shall execute and deliver, in lieu thereof, a new Note, dated and bearing interest from the date to which interest shall have been paid on such lost, stolen, destroyed or mutilated Note or dated the date of such lost, stolen, destroyed or mutilated Note if no interest shall have been paid thereon.

SECTION 15.	PAYMENTS ON NOTES .
Section 15.1.    Place of Payment. Subject to Section 15.2, payments of principal, Make-Whole Amount, if any, and interest becoming due and payable on the Notes shall be made in New York, New York at the principal office of Bank of America, N.A. in such jurisdiction. The Company may at any time, by notice to each holder of a Note, change the place of payment of the Notes so long as such place of payment shall be either the principal office of the Company in such jurisdiction or the principal office of a bank or trust company in such jurisdiction.
Section 15.2.    Home Office Payment. So long as any Purchaser or its nominee shall be the holder of any Note, and notwithstanding anything contained in Section 15.1 or in such Note to the contrary, the Company will pay all sums becoming due on such Note for principal, Make-Whole Amount, if any, and interest by the method and at the address specified for such purpose below such Purchaser’s name in Schedule A, or by such other method or at such other address as such Purchaser shall have from time to time specified to the Company in writing for such purpose, without the presentation or surrender of such Note or the making of any notation thereon, except that upon written request of the Company made concurrently with or reasonably promptly after payment or prepayment in full of any Note, such Purchaser shall surrender such Note for cancellation, reasonably promptly after any such request, to the Company at its principal executive office or at the place of payment most recently designated by the Company pursuant to Section 15.1. Prior to any sale or other disposition of any Note held by a Purchaser or its nominee, such Purchaser will, at its election, either endorse thereon the amount of principal paid thereon and the last date to which interest has been paid thereon or surrender such Note to the Company in exchange for a new Note or Notes pursuant to Section 15.2. The Company will afford the benefits of this Section 15.2 to any Institutional Investor that is the direct or indirect transferee of any Note purchased by a Purchaser under this Agreement and that has made the same agreement relating to such Note as the Purchasers have made in this Section 15.2.

SECTION 16.	EXPENSES, ETC.
Section 16.1.    Transaction Expenses. Whether or not the transactions contemplated hereby are consummated, the Obligors will pay all reasonable costs and expenses (including reasonable attorneys’ fees of a special counsel and, if reasonably required by the Required Holders, local or other counsel) incurred by the Purchasers and each other holder of a Note in connection with such transactions and in connection with any amendments, waivers or consents under or in respect of the Financing Agreements (including the Notes) (whether or not such amendment, waiver or consent becomes effective), including, without limitation: (a) the costs and expenses incurred in enforcing or defending (or determining whether or how to enforce or defend) any rights under the Financing Agreements (including the Notes) or in responding to any subpoena or other legal process or informal investigative demand issued in connection with the Financing Agreements (including the Notes), or by reason of being a holder of any Note, (b) the costs and expenses, including financial advisors’ fees, incurred in connection with the insolvency or bankruptcy of any Obligor or any Subsidiary or in connection with any work-out or restructuring of the transactions contemplated hereby, by the Notes or by any Subsidiary Guarantee and (c) the costs and expenses incurred in connection with the initial filing of this Agreement and all related documents and financial information with the SVO provided, that such costs and expenses under this clause (c) shall not exceed $5,000. The Obligors will pay, and will save each Purchaser and each other holder of a Note harmless from, all claims in respect of any fees, costs or expenses, if any, of brokers and finders (other than those, if any, retained by a Purchaser or other holder in connection with its purchase of the Notes).
The Parent Guarantor agrees to pay all stamp, documentary or similar taxes or fees which may be payable in respect of the execution and delivery (but not the transfer of any Notes) or the enforcement of the Financing Agreements (including any Note) or any Subsidiary Guarantee in the United States or The Netherlands or of any amendment of, or waiver or consent under or with respect to, the Financing Agreements (including any Notes) or any Subsidiary Guarantee, and to pay any value added tax due and payable in respect of reimbursement of costs and expenses by the Parent Guarantor pursuant to this Section 16, except for the value added tax that is recoverable or refundable for the parts to be reimbursed, and will save each holder of a Note to the extent permitted by applicable law harmless against any loss or liability resulting from nonpayment or delay in payment of any such tax or fee required to be paid by the Parent Guarantor hereunder.
Section 16.2.    Survival    . The obligations of the Obligors under this Section 16 will survive the payment or transfer of any Note, the enforcement, amendment or waiver of any provision of the Financing Agreements (including the Notes) or any Subsidiary Guarantee, and the termination of the Financing Agreements or any Subsidiary Guarantee.

SECTION 17.	SURVIVAL OF REPRESENTATIONS AND WARRANTIES; ENTIRE AGREEMENT.
All representations and warranties contained herein shall survive the execution and delivery of this Agreement and the Notes, the purchase or transfer by any Purchaser of any Note or portion thereof or interest therein and the payment of any Note, and may, in good faith, be relied upon, as made on the date of the Closing, by any subsequent holder of a Note, regardless of any investigation made at any time by or on behalf of such Purchaser or any other holder of a Note. All statements contained in any certificate or other instrument delivered by or on behalf of either Obligor pursuant to this Agreement shall be deemed representations and warranties of such Obligor under this Agreement made as of the date therein provided. Subject to the preceding sentence, this Agreement and the Notes embody the entire agreement and understanding between each Purchaser and the Obligors and supersede all prior agreements and understandings relating to the subject matter hereof.

SECTION 18.	AMENDMENT AND WAIVER.
Section 18.1.    Requirements. This Agreement and the Notes may be amended, and the observance of any term hereof or of the Notes may be waived (either retroactively or prospectively), with (and only with) the written consent of the Obligors and the Required Holders, except that (a) no amendment or waiver of any of the provisions of Section 1, 2, 3, 4, 5, 6 or 22 hereof, or any defined term (as it is used therein), will be effective as to any Purchaser or holder unless consented to by such Purchaser or holder in writing, and (b) no such amendment or waiver may, without the written consent of the holder of each Note at the time outstanding affected thereby (in this case only, “holder” in respect of any Note registered in the name of a nominee for a disclosed beneficial owner shall mean such beneficial owner), (i) subject to the provisions of Section 12 relating to acceleration or rescission, change the amount or time of any prepayment or payment of principal of, or reduce the rate or change the time of payment or method of computation of interest or of the Make-Whole Amount on, the Notes, (ii) change the percentage of the principal amount of the Notes the holders of which are required to consent to any such amendment or waiver or the principal amount of the Notes that the Purchasers are to purchase pursuant to Section 2 upon the satisfaction of the conditions to Closing that appear in Section 4, or (iii) amend any of Sections 8 (except as set forth in the second sentence of Section 8.2), 11(a), 11(b), 12, 13, 18, 21, 23 or 24.9.
Section 18.2.    Solicitation of Holders of Notes.
(a)    Solicitation. The Obligors will provide each Purchaser and each holder of the Notes (irrespective of the amount of Notes then owned by it) with sufficient information, sufficiently far in advance of the date a decision is required, to enable such Purchaser and such holder to make an informed and considered decision with respect to any proposed amendment, waiver or consent in respect of any of the provisions hereof or of the Notes. The Obligors will deliver executed or true and correct copies of each amendment, waiver or consent effected pursuant to the provisions of this Section 18 to each Purchaser and each holder of outstanding Notes promptly following the date on which it is executed and delivered by, or receives the consent or approval of, the requisite holders of Notes.
(b)    Payment. The Obligors will not directly or indirectly pay or cause to be paid any remuneration, whether by way of supplemental or additional interest, fee or otherwise, or grant any security or provide other credit support, to any Purchaser or holder of Notes as consideration for or as an inducement to the entering into by any Purchaser or holder of Notes of any waiver or amendment of any of the terms and provisions hereof unless such remuneration is concurrently paid, or security is concurrently granted or other credit support concurrently provided, on the same terms, ratably to each Purchaser or holder of Notes then outstanding even if such holder did not consent to such waiver or amendment.
(c)    Consent in Contemplation of Transfer. Any consent made pursuant to this Section 18 by a holder of Notes that has transferred, or has agreed to transfer, its Notes to any Obligor, any Subsidiary or any Affiliate of either Obligor and, in either case, has provided or has agreed to provide such written consent as a condition to such transfer shall be void and of no force or effect except solely as to such holder, and any amendments effected or waivers granted or to be effected or granted that would not have been or would not be so effected or granted but for such consent (and the consents of all other holders of Notes that were acquired under the same or similar conditions) shall be void and of no force or effect except solely as to such holder.

Section 18.3.    Binding Effect, etc. Any amendment or waiver consented to as provided in this Section 18 applies equally to all Purchasers and holders of Notes and is binding upon them and upon each future holder of any Note and upon the Obligors without regard to whether such Note has been marked to indicate such amendment or waiver. No such amendment or waiver will extend to or affect any obligation, covenant, agreement, Default or Event of Default not expressly amended or waived or impair any right consequent thereon. No course of dealing between the Obligors and any Purchaser or holder of any Note nor any delay in exercising any rights hereunder or under any Note shall operate as a waiver of any rights of any Purchaser or holder of such Note. As used herein, the term "this Agreement" and references thereto shall mean this Agreement as it may from time to time be amended or supplemented.
Section 18.4.    Notes Held by Obligors, etc. Solely for the purpose of determining whether the holders of the requisite percentage of the aggregate principal amount of Notes then outstanding approved or consented to any amendment, waiver or consent to be given under this Agreement or the Notes, or have directed the taking of any action provided herein or in the Notes to be taken upon the direction of the holders of a specified percentage of the aggregate principal amount of Notes then outstanding, Notes directly or indirectly owned by either Obligor or any of its Affiliates shall be deemed not to be outstanding.

SECTION 19.	NOTICES; ENGLISH LANGUAGE.
All notices and communications provided for hereunder shall be in writing and sent (a) by telecopy if the sender on the same day sends a confirming copy of such notice by a recognized overnight delivery service (charges prepaid), or (b) by registered or certified mail with return receipt requested (postage prepaid), or (c) by a recognized overnight delivery service (with charges prepaid). Any such notice must be sent:
(i)    if to any Purchaser or its nominee, to such Purchaser or nominee at the address specified for such communications in Schedule A, or at such other address as such Purchaser or nominee shall have specified to the Company in writing;
(ii)    if to any other holder of any Note, to such holder at such address as such other holder shall have specified to the Company in writing;
(iii)    if to the Company, to the Company at its address set forth at the beginning hereof to the attention of Michael S. Taff, Managing Director & Chief Financial Officer, with a copy to the attention of the Chief Legal Officer, or at such other address as the Company shall have specified to the holder of each Note in writing; or
(iv)    if to the Parent Guarantor, in care of the Company at the address of the Company set forth at the beginning hereof to the attention of Michael S. Taff, Managing Director & Chief Financial Officer, or at such other address as the Parent Guarantor shall have specified to the holder of each Note in writing

Notices under this Section 19 will be deemed given only when actually received. Each document, instrument, financial statement, report, notice or other communication delivered in connection with the Financing Agreements shall be in English or accompanied by an English translation thereof.

SECTION 20.	REPRODUCTION OF DOCUMENTS.
This Agreement and all documents relating thereto, including, without limitation, (a) consents, waivers and modifications that may hereafter be executed, (b) documents received by any Purchaser at the Closing (except the Notes themselves), and (c) financial statements, certificates and other information previously or hereafter furnished to any Purchaser, may be reproduced by such Purchaser by any photographic, photostatic, electronic, digital, or other similar process and such Purchaser may destroy any original document so reproduced. Each Obligor agrees and stipulates that, to the extent permitted by applicable law, any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made by such Purchaser in the regular course of business) and any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence. This Section 20 shall not prohibit any Obligor or any other holder of Notes from contesting any such reproduction to the same extent that it could contest the original, or from introducing evidence to demonstrate the inaccuracy of any such reproduction.

SECTION 21.	CONFIDENTIAL INFORMATION.
For the purposes of this Section 21, “Confidential Information” means information delivered to any Purchaser by or on behalf of either Obligor or any Subsidiary in connection with the transactions contemplated by or otherwise pursuant to this Agreement that is proprietary in nature and that was clearly marked or labeled or otherwise adequately identified when received by such Purchaser as being confidential information of such Obligor or such Subsidiary, provided that such term does not include information that (a) was publicly known or otherwise known to such Purchaser, on a nonconfidential basis from a source other than an Obligor, prior to the time of such disclosure, (b) subsequently becomes publicly known through no act or omission by such Purchaser or any person acting on such Purchaser’s behalf, or (c) constitutes financial statements delivered to such Purchaser under Section 7.1 that are otherwise publicly available. Each Purchaser will maintain the confidentiality of such Confidential Information in accordance with procedures adopted by such Purchaser in good faith to protect confidential information of third parties delivered to such Purchaser, provided that such Purchaser may deliver or disclose Confidential Information to (i) its directors, officers, employees, agents, attorneys, trustees and affiliates (on the confidential basis as provided for in this Section 21 and to the extent such disclosure reasonably relates to the administration of the investment represented by its Notes), (ii) its financial advisors and other professional advisors who agree to hold confidential the Confidential Information substantially in accordance with the terms of this Section 21, (iii) any other holder of any Note, (iv) any Institutional Investor to which it sells or offers to sell such Note or any part thereof or any participation therein (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by the provisions of this Section 21), (v) any Person from which it offers to purchase any security of the Company (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by the provisions of this Section 21), (vi) any federal or state regulatory authority having jurisdiction over such Purchaser, (vii) the NAIC or the SVO or, in each case, any similar organization, or any nationally recognized rating agency that requires access to information about such Purchaser’s investment portfolio, or (viii) any other Person to which such delivery or disclosure may be necessary or appropriate (w) to effect compliance with any law, rule, regulation or order applicable to such Purchaser, (x) in response to any subpoena or other legal process, (y) in connection with any litigation to which such Purchaser is a party or (z) if an Event of Default has occurred and is continuing, to the extent such Purchaser may reasonably determine such delivery and disclosure to be necessary or appropriate in the enforcement or for the protection of the rights and remedies under such Purchaser’s Notes and this Agreement. Each holder of a Note, by its acceptance of a Note, will be deemed to have agreed to be bound by and to be entitled to the benefits of this Section 21 as though it were a party to this Agreement. On reasonable request by either Obligor in connection with the delivery to any holder of a Note of information required to be delivered to such holder under this Agreement or requested by such holder (other than a holder that is a party to this Agreement or its nominee), such holder will enter into an agreement with such Obligor embodying the provisions of this Section 21.
In the event that as a condition to receiving access to information relating to the Parent Guarantor or its Subsidiaries in connection with the transactions contemplated by or otherwise pursuant to this Agreement, any Purchaser or holder of a Note is required to agree to a confidentiality undertaking (whether through IntraLinks, another secure website, a secure virtual workspace or otherwise) which is different from this Section 21, this Section 21 shall not be amended thereby and, as between such Purchaser or such holder and the Obligors, this Section 21 shall supersede any such other confidentiality undertaking.

SECTION 22.	SUBSTITUTION OF PURCHASER.
Each Purchaser shall have the right to substitute any one of its Affiliates as the purchaser of the Notes that it has agreed to purchase hereunder, by written notice to the Company, which notice shall be signed by both such Purchaser and such Affiliate, shall contain such Affiliate’s agreement to be bound by this Agreement and shall contain a confirmation by such Affiliate of the accuracy with respect to it of the representations set forth in Section 6. Upon receipt of such notice, any reference to such Purchaser in this Agreement (other than in this Section 22), shall be deemed to refer to such Affiliate in lieu of such original Purchaser. In the event that such Affiliate is so substituted as a Purchaser hereunder and such Affiliate thereafter transfers to such original Purchaser all of the Notes then held by such Affiliate, upon receipt by the Company of notice of such transfer, any reference to such Affiliate as a “Purchaser” in this Agreement (other than in this Section 22), shall no longer be deemed to refer to such Affiliate, but shall refer to such original Purchaser, and such original Purchaser shall again have all the rights of an original holder of the Notes under this Agreement.

SECTION 23.	PARENT GUARANTEE.
Section 23.1.    Guarantee. The Parent Guarantor hereby absolutely, unconditionally and irrevocably guarantees, as a primary obligor and not merely as a surety, to each holder and its successors and permitted assigns, the full and punctual payment when due, whether at stated maturity, by acceleration or otherwise, of the principal of and Make-Whole Amount and interest on (including, without limitation, interest, whether or not an allowable claim, accruing after the date of filing of any petition in bankruptcy, or the commencement of any bankruptcy, insolvency or similar proceeding relating to the Company) the Notes and all other amounts owed or to be owing by the Company which becomes due under the terms and provisions of the Financing Agreements, now or hereafter existing under the Financing Agreements whether for principal, Make-Whole Amount, interest (including, without limitation, interest, whether or not an allowable claim, accruing after the date of filing of any petition in bankruptcy, or the commencement of any bankruptcy, insolvency or similar proceeding relating to the Company), indemnification payments, expenses (including reasonable attorneys’ fees and expenses) or otherwise (all such obligations being the “Guaranteed Obligations”), and agrees to pay any and all reasonable fees and expenses incurred by each holder in enforcing this Parent Guarantee.
Notwithstanding any stay, injunction or other prohibition preventing such action against the Company, if for any reason whatsoever the Company shall fail or be unable to duly, punctually and fully (in the case of the payment of Guaranteed Obligations) pay such amounts as and when the same shall become due and (in the case of the payment of Guaranteed Obligations) payable, whether or not such failure or inability shall constitute an “Event of Default”, the Parent Guarantor will forthwith (in the case of the payment of Guaranteed Obligations) pay or cause to be paid such amounts to the holders, in lawful money of the United States of America, at the place specified in Section 15, or pay such Guaranteed Obligations or cause such Guaranteed Obligations to be paid, (in the case of the payment of Guaranteed Obligations) together with interest (in the amounts and to the extent required under such Notes) on any amount due and owing.
Section 23.2.    Parent Guarantor’s Obligations Unconditional. (a) The Guaranty by the Parent Guarantor in this Parent Guarantee shall constitute a guarantee of payment and not of collection, and the Parent Guarantor specifically agrees that it shall not be necessary, and that the Parent Guarantor shall not be entitled to require, before or as a condition of enforcing the liability of the Parent Guarantor under this Parent Guarantee or requiring payment or performance of the Guaranteed Obligations by the Parent Guarantor hereunder, or at any time thereafter, that any holder: (a) file suit or proceed to obtain or assert a claim for personal judgment against the Company or any other Person that may be liable for or with respect to any Guaranteed Obligation; (b) make any other effort to obtain payment or performance of any Guaranteed Obligation from the Company or any other Person that may be liable for or with respect to such Guaranteed Obligation, except for the making of the demands, when appropriate, described in Section 23.1; (c) foreclose against, or seek to realize upon security now or hereafter existing for such Guaranteed Obligations; (d) except to the extent set forth in Section 23.1, exercise or assert any other right or remedy to which such holder is or may be entitled in connection with any Guaranteed Obligation or any security or other guaranty therefor; or (e) assert or file any claim against the assets of the Company or any other Person liable for any Guaranteed Obligation. The Parent Guarantor agrees that its Guaranty under this Parent Guarantee shall be continuing, and that the Guaranteed Obligations will be paid and performed in accordance with their terms and the terms of this Parent Guarantee, and are the primary, absolute and unconditional obligations of the Parent Guarantor, irrespective of the value, genuineness, validity, legality, regularity or enforceability or lack thereof of any part of the Guaranteed Obligations or any agreement or instrument relating to the Guaranteed Obligations or this Parent Guarantee, or the existence of any indemnities with respect to the existence of any other guarantee of or security for any of the Guaranteed Obligations, or any substitution, release or exchange of any other guarantee of or security for any of the Guaranteed Obligations, and, to the fullest extent permitted by applicable law, irrespective of any other circumstance whatsoever that might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor (other than the full and indefeasible due payment and performance of the Guaranteed Obligations), it being the intent of this Section 23.2 that the obligations of the Parent Guarantor hereunder shall be irrevocable, primary, absolute and unconditional under any and all circumstances (other than the full and indefeasible due payment and performance of the Guaranteed Obligations).
(b)    The Parent Guarantor hereby expressly waives notice of acceptance of and reliance upon the Guaranty in this Parent Guarantee, diligence, presentment, demand of payment or performance, protest and all other notices (except as otherwise provided for in Section 23.1) whatsoever, any requirement that the holders exhaust any right, power or remedy or proceed against the Company or against any other Person under any other guarantee of, or security for, or any other agreement, regarding any of the Guaranteed Obligations. The Parent Guarantor further agrees that, subject solely to the requirement of making demands under Section 23.1, the occurrence of any event or other circumstance that might otherwise vary the risk of the Company or the Parent Guarantor or constitute a defense (legal or equitable) available to, or a discharge of, or a counterclaim or right of set‑off by, the Company or the Parent Guarantor (other than the full and indefeasible due payment and performance of the Guaranteed Obligations), shall not affect the liability of the Parent Guarantor hereunder.
(c)    The obligations of the Parent Guarantor under this Parent Guarantee are not subject to any counterclaim, set-off, deduction, diminution, abatement, recoupment, suspension, deferment or defense based upon any claim the Parent Guarantor or any other Person may have against the Company, any holder or any other Person, and shall remain in full force and effect without regard to, and shall not be released, discharged or in any way affected by, any circumstances or condition whatsoever (whether or not the Parent Guarantor or the Company shall have any knowledge or notice thereof), including:
(i)    any renewal, extension, modification, increase, decrease, alteration or rearrangement of all or any part of the Guaranteed Obligations or any instrument executed in connection therewith, or any contract or understanding with the Company, the holders, or any of them, or any other Person, pertaining to the Guaranteed Obligations;
(ii)    any adjustment, indulgence, forbearance or compromise that might be granted or given by any holder to the Company or any other Person liable on the Guaranteed Obligations, or the failure of any holder to assert any claim or demand or to exercise any right or remedy against the Company or any other Person under the provisions of the Financing Agreements or otherwise; or any rescission, waiver, amendment or modification of, or any release from any of the terms or provisions of, the Financing Agreements, any guarantee or any other agreement;

(iii)    the insolvency, bankruptcy arrangement, adjustment, composition, liquidation, disability, dissolution or lack of power of the Company or any other Person at any time liable for the payment of all or part of the Guaranteed Obligations; or any dissolution of the Company or any other such Person, or any change, restructuring or termination of the structure or existence of the Company or any other such Person, or any sale, lease or transfer of any or all of the assets of the Company or any other such Person, or any change in the shareholders, partners, or members of the Company or any other such Person; or any default, failure or delay, willful or otherwise, in the performance of the Guaranteed Obligations;
(iv)    the invalidity, illegality or unenforceability of all or any part of the Guaranteed Obligations, or any document or agreement executed in connection with the Guaranteed Obligations, for any reason whatsoever, including the fact that the Guaranteed Obligations, or any part thereof, exceed the amount permitted by law, the act of creating the Guaranteed Obligations or any part is ultra vires, the officers or representatives executing the documents or otherwise creating the Guaranteed Obligations acted in excess of their authority, the Guaranteed Obligations violate applicable usury laws, the Company or any other Person has valid defenses, claims or offsets (whether at law, in equity or by agreement) which render the Guaranteed Obligations wholly or partially uncollectible from the Company or any other Person, the creation, performance or repayment of the Guaranteed Obligations (or the execution, delivery and performance of any document or instrument representing part of the Guaranteed Obligations or executed in connection with the Guaranteed Obligations or given to secure the repayment of the Guaranteed Obligations) is illegal, uncollectible, legally impossible or unenforceable, or the documents or instruments pertaining to the Guaranteed Obligations have been forged or otherwise are irregular or not genuine or authentic;
(v)    any full or partial release of the liability of the Company on the Guaranteed Obligations or any part thereof, of any co-guarantors, or of any other Person now or hereafter liable, whether directly or indirectly, jointly, severally, or jointly and severally, to pay, perform, guarantee or assure the payment of the Guaranteed Obligations or any part thereof, it being recognized, acknowledged and agreed by the Parent Guarantor that the Parent Guarantor may be required to pay the Guaranteed Obligations in full without assistance or support of any other Person, and the Parent Guarantor has not been induced to enter into this Parent Guarantee on the basis of a contemplation, belief, understanding or agreement that any parties other than the Company will be liable to perform the Guaranteed Obligations, or that the holders will look to other parties to perform the Guaranteed Obligations;
(vi)    the taking or accepting of any other security, collateral or guaranty, or other assurance of payment, for all or any part of the Guaranteed Obligations;
(vii)    any release, surrender, exchange, subordination, deterioration, waste, loss or impairment (including negligent, unreasonable or unjustifiable impairment) of any collateral,

property or security, at any time existing in connection with, or assuring or securing payment of, all or any part of the Guaranteed Obligations;
(viii)    the failure of any holder or any other Person to exercise diligence or reasonable care in the preservation, protection, enforcement, sale or other handling or treatment of all or any part of such collateral, property or security;
(ix)    the fact that any collateral, security, security interest or lien contemplated or intended to be given, created or granted as security for the repayment of the Guaranteed Obligations shall not be properly perfected or created, or shall prove to be unenforceable or subordinate to any other security interest or lien, it being recognized and agreed by the Parent Guarantor that the Parent Guarantor is not entering into this Parent Guarantee in reliance on, or in contemplation of the benefits of, the validity, enforceability, collectability or value of any of the collateral;
(x)    any payment by the Company to any holder being held to constitute a preference under any bankruptcy law or fraudulent conveyance law, or for any reason any holder being required to refund such payment or pay such amount to the Company or someone else;
(xi)    any other action taken or omitted to be taken with respect to the Guaranteed Obligations, or the security and collateral therefor, whether or not such action or omission prejudices the Parent Guarantor or increases the likelihood that the Parent Guarantor will be required to pay the Guaranteed Obligations pursuant to the terms hereof, it being the unambiguous and unequivocal intention of the Parent Guarantor that it shall be obligated to pay the Guaranteed Obligations when due, notwithstanding any occurrence, circumstance, event, action or omission whatsoever, whether or not contemplated, and whether or not otherwise or particularly described herein, except for the full and final payment and satisfaction of the Guaranteed Obligations in cash;
(xii)    the fact that all or any of the Guaranteed Obligations cease to exist by operation of law, including by way of a discharge, limitation or tolling thereof under applicable bankruptcy laws;
(xiii)    any default, failure or delay, willful or otherwise, in the performance by the Company, the Parent Guarantor or any other Person of any obligations of any kind or character whatsoever under the Financing Agreements or any other agreement;
(xiv)    any merger or consolidation of the Company or the Parent Guarantor or any other Person into or with any other Person or any sale, lease, transfer or other disposition of any of the assets of the Company, the Parent Guarantor or any other Person to any other Person, any change in the ownership of any shares or partnership interests of the Company, the Parent Guarantor or any other Person, or any change in the relationship between the Company and the Parent Guarantor or any termination of any such relationship;

(xv)    in respect of the Company, the Parent Guarantor or any other Person, any change of circumstances, whether or not foreseen or foreseeable, whether or not imputable to the Company, the Parent Guarantor or any other Person, or other impossibility of performance through fire, explosion, accident, labor disturbance, floods, droughts, embargoes, wars (whether or not declared), civil commotion, acts of God or the public enemy, delays or failure of suppliers or carriers, inability to obtain materials, action of any federal or state regulatory body or agency, change of law or any other causes affecting performance, or any other force majeure, whether or not beyond the control of the Company, the Parent Guarantor or any other Person and whether or not of the kind hereinbefore specified; or
(xvi)    any other occurrence, circumstance, or event whatsoever, whether similar or dissimilar to the foregoing, whether foreseen or unforeseen, and any other circumstance which might otherwise constitute a legal or equitable defense or discharge of the liabilities of a guarantor or surety or which might otherwise limit recourse against the Parent Guarantor (other than the full and indefeasible due payment and performance of the Guaranteed Obligations);
provided that the specific enumeration of the above-mentioned acts, failures or omissions shall not be deemed to exclude any other acts, failures or omissions, though not specifically mentioned above, it being the purpose and intent of this Parent Guarantee that the obligations of the Parent Guarantor shall be absolute and unconditional and shall not be discharged, impaired or varied except by the payment and performance of all obligations of the Company under the Financing Agreements in accordance with their respective terms as each may be amended or modified from time to time. Without limiting the foregoing, it is understood that repeated and successive demands may be made and recoveries may be had hereunder as and when, from time to time, the Company or the Parent Guarantor shall default under or in respect of the terms of the Financing Agreements and that notwithstanding recovery hereunder for or in respect of any given default or defaults by the Company or the Parent Guarantor under the Financing Agreements (including this Parent Guarantee), this Parent Guarantee shall remain in full force and effect and shall apply to each and every subsequent default. All waivers herein contained shall be without prejudice to the holders at their respective options to proceed against the Company, the Parent Guarantor or other Person, whether by separate action or by joinder.
(d)    The Parent Guarantor hereby consents and agrees that any holder or holders from time to time, with or without any further notice to or assent from the Parent Guarantor may, without in any manner affecting the liability of the Parent Guarantor under this Parent Guarantee, and upon such terms and conditions as any such holder or holders may deem advisable:
(i)    extend in whole or in part (by renewal or otherwise), modify, change, compromise, release or extend the duration of the time for the performance or payment of any debt, liability or obligation of the Company or the Parent Guarantor or of any other Person secondarily or otherwise liable for any debt, liability or obligations of the Company under the Financing Agreements, or waive any Default or Event of Default with respect thereto, or waive, modify, amend or change any provision of any other agreement or waive this Parent Guarantee; or

(ii)    sell, release, surrender, modify, impair, exchange or substitute any and all property, of any nature and from whomsoever received, held by, or for the benefit of, any such holder as direct or indirect security for the payment or performance of any debt, liability or obligation of the Company, the Parent Guarantor or of any other Person secondarily or otherwise liable for any debt, liability or obligation of the Company under the Financing Agreements; or
(iii)    settle, adjust or compromise any claim of the Company or the Parent Guarantor against any other Person secondarily or otherwise liable for any debt, liability or obligation of the Company under the Financing Agreements.
The Parent Guarantor hereby ratifies and confirms any such extension, renewal, change, sale, release, waiver, surrender, exchange, modification, amendment, impairment, substitution, settlement, adjustment or compromise and that the same shall be binding upon it, and hereby waives, to the fullest extent permitted by law, any and all defenses, counterclaims or offsets which it might or could have by reason thereof, it being understood that the Parent Guarantor shall at all times be bound by this Parent Guarantee and remain liable hereunder.
(e)     All rights of any holder may be transferred or assigned at any time in accordance with this Agreement and shall be considered to be transferred or assigned at any time or from time to time upon the transfer of such Note in accordance with the terms of this Agreement without the consent of or notice to the Parent Guarantor.
(f)    No holder shall be under any obligation: (i) to marshal any assets in favor of the Parent Guarantor or in payment of any or all of the liabilities of the Company or the Parent Guarantor under or in respect of the Notes or the obligations of the Company and the Parent Guarantor under the Financing Agreements or (ii) to pursue any other remedy that the Parent Guarantor may or may not be able to pursue itself and that may lighten the Parent Guarantor’s burden, any right to which the Parent Guarantor hereby expressly waives.
Section 23.3.    Full Recourse Obligations. The obligations of the Parent Guarantor set forth herein constitute the full recourse obligations of the Parent Guarantor enforceable against it to the full extent of all its assets and properties.
Section 23.4.    Waiver. The Parent Guarantor unconditionally waives, to the extent permitted by applicable law:
(a)    notice of any of the matters referred to in Section 23.2;
(b)    notice to the Parent Guarantor of the incurrence of any of the Guaranteed Obligations, notice to the Parent Guarantor of any breach or default by the Company or the Parent Guarantor with respect to any of the Guaranteed Obligations or any other notice that may be required, by statute, rule of law or otherwise, to preserve any rights of any holder against the Parent Guarantor;

(c)    presentment to the Company or the Parent Guarantor or of payment from the Company or the Parent Guarantor with respect to any Note or other Guaranteed Obligation or protest for nonpayment or dishonor;
(d)    any right to the enforcement, assertion, exercise or exhaustion by any holder of any right, power, privilege or remedy conferred in any Note, the other Financing Agreements or otherwise;
(e)    any requirement of diligence on the part of any holder;
(f)    any requirement to mitigate the damages resulting from any default under the Notes or the other Financing Agreements;
(g)    any notice of any sale, transfer or other disposition of any right, title to or interest in any Note or other Guaranteed Obligation by any holder, assignee or participant thereof, or in the other Financing Agreements;
(h)    any release of the Parent Guarantor from its obligations hereunder resulting from any loss by it of its rights of subrogation hereunder; and
(i)    any other circumstance whatsoever which might otherwise constitute a legal or equitable discharge, release or defense of a guarantor or surety or which might otherwise limit recourse against the Parent Guarantor.
Section 23.5.    Waiver of Subrogation.
Notwithstanding any payment or payments made by the Parent Guarantor hereunder, or any application by any holder of any security or of any credits or claims, the Parent Guarantor will not exercise any rights of any holder or of the Parent Guarantor against the Company to recover the amount of any payment made by the Parent Guarantor to any holder hereunder by way of any claim, remedy or subrogation, reimbursement, exoneration, contribution, indemnity, participation or otherwise arising by contract, by statute, under common law or otherwise, and the Parent Guarantor shall not exercise any right of recourse to or any claim against assets or property of the Company, in each case unless and until the Guaranteed Obligations have been paid in full. Until such time (but not thereafter), the Parent Guarantor hereby expressly waives any right to exercise any claim, right or remedy which the Parent Guarantor may now have or hereafter acquire against the Company or any other Person that arises under the Notes, the other Financing Agreements or from the performance by the Parent Guarantor of the Guaranty hereunder including any claim, remedy or right of subrogation, reimbursement, exoneration, contribution, indemnification or participation in any claim, right or remedy of any holder against the Company or the Parent Guarantor, or any security that any holder now has or hereafter acquires, whether or not such claim, right or remedy arises in equity, under contract, by statute, under common law or otherwise. If any amount shall be paid to the Parent Guarantor by the Company after payment in full of the Guaranteed Obligations, and all or any portion of the Guaranteed Obligations shall thereafter be reinstated in whole or in part and any holder is required to repay any sums received by any of them in payment of the Guaranteed Obligations, this Parent Guarantee shall be automatically reinstated and such amount shall be held in trust for the benefit of the holders and shall forthwith be paid to the holders to be credited and applied to the Guaranteed Obligations, whether matured or unmatured. The provisions of this Section 23.5 shall survive the termination of this Parent Guarantee, and any satisfaction and discharge of the Company by virtue of any payment, court order or any federal, state or provincial law.
Section 23.6.    Subordination. If the Parent Guarantor becomes the holder of any indebtedness payable by the Company, the Parent Guarantor hereby subordinates all indebtedness owing to it from the Company to all indebtedness of the Company to the holders, and agrees that, during the continuance of any Event of Default, it shall not accept any payment on the same until payment in full of the Guaranteed Obligations and shall in no circumstance whatsoever attempt to set‑off or reduce any obligations hereunder because of such indebtedness. If any amount shall nevertheless be paid in violation of the foregoing to the Parent Guarantor by the Company prior to payment in full of the Guaranteed Obligations, such amount shall be held in trust for the benefit of the holders and shall forthwith be paid to the holders to be credited and applied to the Guaranteed Obligations, whether matured or unmatured, provided further, and notwithstanding this Section 23.6 to the contrary, and for the avoidance of doubt, amounts paid to and accepted by the Parent Guarantor on indebtedness payable by the Company to the Parent Guarantor during the non-existence of an Event of Default are permitted and may be retained by the Parent Guarantor.
Section 23.7.    Effect of Bankruptcy Proceedings, Etc. (a) If after receipt of any payment of, or proceeds of any security applied (or intended to be applied) to the payment of all or any part of, the Guaranteed Obligations, any holder is for any reason compelled to surrender or voluntarily surrenders (under circumstances in which it believes it could reasonably be expected to be so compelled if it did not voluntarily surrender), such payment or proceeds to any Person (i) because such payment or application of proceeds is or may be avoided, invalidated, declared fraudulent, set aside, determined to be void or voidable as a preference, fraudulent conveyance, fraudulent transfer, impermissible set‑off or a diversion of trust funds or (ii) for any other similar reason, including, without limitation, (x) any judgment, decree or order of any court or administrative body having jurisdiction over any holder or any of their respective properties or (y) any settlement or compromise of any such claim effected by any holder with any such claimant (including the Company), then the Guaranteed Obligations or part thereof intended to be satisfied shall be reinstated and continue, and this Parent Guarantee shall continue in full force as if such payment or proceeds had not been received, notwithstanding any revocation thereof or the cancellation of any Note or any other instrument evidencing any Guaranteed Obligations or otherwise, and the Parent Guarantor shall be liable to pay the holders, and hereby does indemnify the holders and hold them harmless for, the amount of such payment or proceeds so surrendered and all expenses (including reasonable attorneys’ fees, court costs and expenses attributable thereto) incurred by any holder in defense of any claim made against any of them that any payment or proceeds received by any holder in respect of all or part of the Guaranteed Obligations must be surrendered. The provisions of this Section 23.7(a) shall survive the termination of this Parent Guarantee, and any satisfaction and discharge of the Company by virtue of any payment, court order or any federal or state law.

(b)    If an event permitting the acceleration of the maturity of any of the Guaranteed Obligations shall at any time have occurred and be continuing, and such acceleration shall at such time be prevented by reason of the pendency against the Company or any other Person of any case or proceeding contemplated by Section 23.7(a) hereof, then, for the purpose of defining the obligation of the Parent Guarantor under this Parent Guarantee, the maturity of the principal amount of the Guaranteed Obligations shall be deemed to have been accelerated with the same effect as if an acceleration had occurred in accordance with the terms of such Guaranteed Obligations, and the Parent Guarantor shall forthwith pay such principal amount, all accrued and unpaid interest thereon, and all other Guaranteed Obligations, due or that would have become due but for such case or proceeding, without further notice or demand.
Section 23.8.    Term of Guarantee. This Parent Guarantee and all guarantees, covenants and agreements of the Parent Guarantor contained herein shall continue in full force and effect and shall not be discharged until such time as all of the principal of and interest on the Notes, the other Guaranteed Obligations and other independent payment obligations of the Parent Guarantor under this Parent Guarantee shall be indefeasibly paid in cash and performed in full.

SECTION 24.	MISCELLANEOUS.
Section 24.1.    Successors and Assigns. All covenants and other agreements contained in this Agreement by or on behalf of any of the parties hereto bind and inure to the benefit of their respective successors and permitted assigns (including, without limitation, any subsequent holder of a Note) whether so expressed or not.
Section 24.2.    Payments Due on Non-Business Days. Anything in this Agreement or the Notes to the contrary notwithstanding (but without limiting the requirement in Section 8.4 that the notice of any optional prepayment specify a Business Day as the date fixed for such prepayment), any payment of principal of or Make-Whole Amount or interest on any Note that is due on a date other than a Business Day shall be made on the next succeeding Business Day without including the additional days elapsed in the computation of the interest payable on such next succeeding Business Day; provided that if the maturity date of any Note is a date other than a Business Day, the payment otherwise due on such maturity date shall be made on the next succeeding Business Day and shall include the additional days elapsed in the computation of interest payable on such next succeeding Business Day.
Section 24.3.    Accounting Terms. All accounting terms used herein which are not expressly defined in this Agreement have the meanings respectively given to them in accordance with GAAP. Except as otherwise specifically provided herein, (i) all computations made pursuant to this Agreement shall be made in accordance with GAAP, and (ii) all financial statements shall be prepared in accordance with GAAP and all amounts shall be presented in Dollars. For purposes of determining compliance with the financial covenants contained in this Agreement, any election by any Obligor to measure any financial liability using fair value (as permitted by International Accounting Standard 39 or any similar accounting standard) shall be disregarded and such determination shall be made as if such election had not been made.

Section 24.4.    Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall (to the full extent permitted by law) not invalidate or render unenforceable such provision in any other jurisdiction.
Section 24.5.    Construction, etc. Each covenant contained herein shall be construed (absent express provision to the contrary) as being independent of each other covenant contained herein, so that compliance with any one covenant shall not (absent such an express contrary provision) be deemed to excuse compliance with any other covenant. Where any provision herein refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person.
Defined terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” The word “will” shall be construed to have the same meaning and effect as the word “shall.” Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein) and, for purposes of the Notes, shall also include any such notes issued in substitution therefor pursuant to Section 14, (b) subject to Section 24.1, any reference herein to any Person shall be construed to include such Person’s successors and assigns, (c) the words “herein,” “hereof” and “hereunder,” and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Sections and Schedules shall be construed to refer to Sections of, and Schedules to, this Agreement, and (e) any reference to any law or regulation herein shall, unless otherwise specified, refer to such law or regulation as amended, modified or supplemented from time to time.
Section 24.6.    Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto.
Section 24.7.    Governing Law. This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York excluding choice‑of‑law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State.
Section 24.8.    Jurisdiction and Process; Waiver of Jury Trial. (a) Each Obligor irrevocably submits to the non-exclusive jurisdiction of any New York State or federal court sitting in the Borough of Manhattan, The City of New York, over any suit, action or proceeding arising out of or relating to this

Agreement or the Notes. To the fullest extent permitted by applicable law, each Obligor irrevocably waives and agrees not to assert, by way of motion, as a defense or otherwise, any claim that it is not subject to the jurisdiction of any such court, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.
(b)    Each Obligor agrees, to the fullest extent permitted by applicable law, that a final judgment in any suit, action or proceeding of the nature referred to in Section 24.8(a) brought in any such court shall be conclusive and binding upon it subject to rights of appeal, as the case may be, and may be enforced in the courts of the United States of America or the State of New York (or any other courts to the jurisdiction of which it or any of its assets is or may be subject) by a suit upon such judgment.
(c)    Each Obligor consents to process being served by or on behalf of any holder of Notes in any suit, action or proceeding of the nature referred to in Section 24.8(a) by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, return receipt requested, to it at its address specified in Section 19 or at such other address of which such holder shall then have been notified pursuant to said Section. Each Obligor agrees that such service upon receipt (i) shall be deemed in every respect effective service of process upon it in any such suit, action or proceeding and (ii) shall, to the fullest extent permitted by applicable law, be taken and held to be valid personal service upon and personal delivery to it. Notices hereunder shall be conclusively presumed received as evidenced by a delivery receipt furnished by the United States Postal Service or any reputable commercial delivery service.
(d)    The Parent Guarantor hereby irrevocably appoints C T Corporation System to receive for it, and on its behalf, service of process in the United States in connection with this Agreement and the Notes. Service of process on C T Corporation System in connection with the foregoing appointment must be made at the following address: C T Corporation System, 111 Eight Avenue, 13th Floor, New York, New York 10011 (telephone number: 212-894-8800).
(e)    Nothing in this Section 24.8 shall affect the right of any holder of a Note to serve process in any manner permitted by law, or limit any right that the holders of any of the Notes may have to bring proceedings against any Obligor in the courts of any appropriate jurisdiction or to enforce in any lawful manner a judgment obtained in one jurisdiction in any other jurisdiction.
(f)    THE PARTIES HERETO HEREBY WAIVE TRIAL BY JURY IN ANY ACTION BROUGHT ON OR WITH RESPECT TO THIS AGREEMENT, THE NOTES OR ANY OTHER DOCUMENT EXECUTED IN CONNECTION HEREWITH OR THEREWITH.
Section 24.9.    Obligation to Make Payment in Dollars. (a) Any payment on account of an amount that is payable hereunder or under the Notes in Dollars which is made to or for the account of any holder of Notes in any other currency, whether as a result of any judgment or order or the enforcement thereof or the realization of any security or the liquidation of either Obligor, shall constitute a discharge of the obligation of each Obligor under this Agreement or the Notes only to the extent of the amount of Dollars which such holder could purchase in the foreign exchange markets in New York, New York, with the amount of such other currency in accordance with normal banking procedures at the rate of exchange prevailing on the Business Day following receipt of the payment first referred to above. If the amount of Dollars that could be so purchased is less than the amount of Dollars originally due to such holder, each Obligor jointly and severally agrees to the fullest extent permitted by law, to indemnify and save harmless such holder from and against all loss or damage arising out of or as a result of such deficiency. This indemnity shall, to the fullest extent permitted by law, constitute an obligation separate and independent from the other obligations contained in this Agreement and the Notes, shall give rise to a separate and independent cause of action, shall apply irrespective of any indulgence granted by such holder from time to time and shall continue in full force and effect notwithstanding any judgment or order for a liquidated sum in respect of an amount due hereunder or under the Notes or under any judgment or order.

* * * * *

If you are in agreement with the foregoing, please sign the form of agreement on a counterpart of this Agreement and return it to the Obligors, whereupon this Agreement shall become a binding agreement between you and the Obligors.

Very truly yours,

CHICAGO BRIDGE & IRON COMPANY (DELAWARE), as the Company

By	/s/ Michael Taff
Name: Michael Taff
Title: Authorized Signatory

CHICAGO BRIDGE & IRON COMPANY N.V., as the Parent Guarantor

By: Chicago Bridge & Iron Company B.V., as its Managing Director

By	/s/ Michael Taff
Name: Michael Taff
Title: Authorized Signatory

This Agreement is hereby
accepted and agreed to as
of the date thereof.

THE GIBRALTAR LIFE INSURANCE CO., LTD.

By:    Prudential Investment Management Japan
Co., Ltd., as Investment Manager

By:    Prudential Investment Management, Inc.,
as Sub-Adviser

By	/s/ Chris Halloran
Vice President

THE PRUDENTIAL INSURANCE COMPANY
OF AMERICA

By	/s/ Chris Halloran
Vice President

PRUDENTIAL RETIREMENT GUARANTEED
COST BUSINESS TRUST

By:    Prudential Investment Management, Inc.,
as investment manager

By	/s/ Chris Halloran
Vice President

CHICAGO BRIDGE & IRON COMPANY (DELAWARE)
CHICAGO BRIDGE & IRON COMPANY N.V.
NOTE PURCHASE AND GUARANTEE AGREEMENT

This Agreement is hereby
accepted and agreed to as
of the date thereof.

FARMERS INSURANCE EXCHANGE

By:    Prudential Private Placement Investors,
L.P. (as Investment Advisor)

By:    Prudential Private Placement Investors, Inc.
(as its General Partner)

By	/s/ Chris Halloran
Vice President

MID CENTURY INSURANCE COMPANY

By:    Prudential Private Placement Investors,
L.P. (as Investment Advisor)

By:    Prudential Private Placement Investors, Inc.
(as its General Partner)

By	/s/ Chris Halloran
Vice President

CHICAGO BRIDGE & IRON COMPANY (DELAWARE)
CHICAGO BRIDGE & IRON COMPANY N.V.
NOTE PURCHASE AND GUARANTEE AGREEMENT

This Agreement is hereby
accepted and agreed to as
of the date thereof.

METROPOLITAN LIFE INSURANCE COMPANY

NEW ENGLAND LIFE INSURANCE COMPANY
by Metropolitan Life Insurance Company, Its Investment Manager

By	/s/ John A. Wills
Name: John A. Wills

Title:	Managing Director

METLIFE INSURANCE K.K.
by MetLife Investment Advisors, LLC, Its Investment Manager

By	/s/ C. Scott Inglis
Name: C. Scott Inglis

Title:	Managing Director

SYMETRA LIFE INSURANCE COMPANY
by MetLife Investment Advisors, LLC, Its Investment Manager

By	/s/ C. Scott Inglis
Name: C. Scott Inglis

Title:	Managing Director

CHICAGO BRIDGE & IRON COMPANY (DELAWARE)
CHICAGO BRIDGE & IRON COMPANY N.V.
NOTE PURCHASE AND GUARANTEE AGREEMENT

This Agreement is hereby
accepted and agreed to as
of the date thereof.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

By:	Delaware Investment Advisers, a series of Delaware Management Business Trust, Attorney in Fact

By        /s/ Karl H. Spaeth
Name: Karl H. Spaeth
Title: Vice President

CHICAGO BRIDGE & IRON COMPANY (DELAWARE)
CHICAGO BRIDGE & IRON COMPANY N.V.
NOTE PURCHASE AND GUARANTEE AGREEMENT

This Agreement is hereby
accepted and agreed to as
of the date thereof.

THE GUARDIAN LIFE INSURANCE COMPANY OF AMERICA

By	/s/ Thomas M. Donohue
Name: Thomas M. Donohue

Title:	Managing Director

CHICAGO BRIDGE & IRON COMPANY (DELAWARE)
CHICAGO BRIDGE & IRON COMPANY N.V.
NOTE PURCHASE AND GUARANTEE AGREEMENT

This Agreement is hereby
accepted and agreed to as
of the date thereof.

GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

By	/s/ Stephen DeMotto
Name: Stephen DeMotto

Title:	Investment Officer

CHICAGO BRIDGE & IRON COMPANY (DELAWARE)
CHICAGO BRIDGE & IRON COMPANY N.V.
NOTE PURCHASE AND GUARANTEE AGREEMENT

This Agreement is hereby
accepted and agreed to as
of the date thereof.

GENWORTH LIFE INSURANCE COMPANY OF NEW YORK

By	/s/ Stephen DeMotto
Name: Stephen DeMotto

Title:	Investment Officer

CHICAGO BRIDGE & IRON COMPANY (DELAWARE)
CHICAGO BRIDGE & IRON COMPANY N.V.
NOTE PURCHASE AND GUARANTEE AGREEMENT

This Agreement is hereby
accepted and agreed to as
of the date thereof.

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

By	/s/ David Devine
Name: David Devine

Title:	Senior Portfolio Manager

CHICAGO BRIDGE & IRON COMPANY (DELAWARE)
CHICAGO BRIDGE & IRON COMPANY N.V.
NOTE PURCHASE AND GUARANTEE AGREEMENT

This Agreement is hereby
accepted and agreed to as
of the date thereof.

AMERICAN FAMILY LIFE INSURANCE COMPANY

By	/s/ David L. Voge
Name: David L. Voge

Title:	Fixed Income Portfolio Manager

CHICAGO BRIDGE & IRON COMPANY (DELAWARE)
CHICAGO BRIDGE & IRON COMPANY N.V.
NOTE PURCHASE AND GUARANTEE AGREEMENT

This Agreement is hereby
accepted and agreed to as
of the date thereof.

ASSURITY LIFE INSURANCE COMPANY

By	/s/ Victor Weber
Name: Victor Weber

Title:	Senior Director - Investments

CHICAGO BRIDGE & IRON COMPANY (DELAWARE)
CHICAGO BRIDGE & IRON COMPANY N.V.
NOTE PURCHASE AND GUARANTEE AGREEMENT

This Agreement is hereby
accepted and agreed to as
of the date thereof.

CMFG LIFE INSURANCE COMPANY

By:    MEMBERS Capital Advisors, Inc.
acting as Investment Advisor

By        /s/ Allen R. Cantrell
Name:    Allen R. Cantrell
Title:    Managing Director, Investments

CHICAGO BRIDGE & IRON COMPANY (DELAWARE)
CHICAGO BRIDGE & IRON COMPANY N.V.
NOTE PURCHASE AND GUARANTEE AGREEMENT

NAME OF AND ADDRESS OF PURCHASER		PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

	THE GIBRALTAR LIFE INSURANCE CO., LTD.	$34,000,000

(1)	All principal, interest and Make-Whole Amount payments on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

JPMorgan Chase Bank New York, NY ABA No.: 021-000-021 Account Name: GIBPRVHFR1 Account No.: P30782 (please do not include spaces)

Each such wire transfer shall set forth the name of the Company, a reference to "4.53% Senior Notes due 2025, Security No. INV11912, PPN 16725* AE0" and the due date and application (as among principal, interest and Make-Whole Amount) of the payment being made.

(2)	All payments, other than principal, interest or Make-Whole Amount, on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

JPMorgan Chase Bank New York, NY ABA No. 021-000-021 Account No. 304199036 Account Name: Prudential International Insurance Service Co.

Each such wire transfer shall set forth the name of the Company, a reference to "4.53% Senior Notes due 2025, Security No. INV11912, PPN 16725* AE0" and the due date and application (e.g., type of fee) of the payment being made.

SCHEDULE A
(to Note Purchase and Guarantee Agreement)
Schedule A Purchaser Information - 3819481.01.04
4179297

(3)	Address for all notices relating to payments:

The Gibraltar Life Insurance Co., Ltd.
2-13-10, Nagata-cho
Chiyoda-ku, Tokyo 100-8953, Japan

Telephone: 81-3-5501-6680
Facsimile: 81-3-5501-6432
E-mail: mizuho.matsumoto@gib-life.co.jp

Attention: Mizuho Matsumoto, Team Leader of Investment
   Administration Team

and e-mail copy to:

Ito_Yuko@gib-life.co.jp
Maki.Ichihari@gib-life.co.jp
Kenji.Inoue@gib-life.co.jp

(4)	Address for all other communications and notices:

Prudential Private Placement Investors, L.P. c/o Prudential Capital Group 2200 Ross Avenue, Suite 4300 Dallas, TX 75201 Attention: Managing Director, Energy Finance Group - Oil & Gas

(5)	Address for Delivery of Notes:

Send physical security by nationwide overnight delivery service to: Prudential Capital Group 2200 Ross Avenue, Suite 4300 Dallas, TX 75201 Attention: Thomas P. Donahue Telephone: (214) 720-6202

(6)	Tax Identification No.: 98-0408643

NAME OF AND ADDRESS OF PURCHASER		PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

	THE PRUDENTIAL INSURANCE COMPANY OF AMERICA	$24,150,000

(1)	All payments on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

JPMorgan Chase Bank New York, NY ABA No.: 021-000-021 Account Name: The Prudential - Privest Portfolio Account No.: P86189 (please do not include spaces)

Each such wire transfer shall set forth the name of the Company, a reference to "4.53% Senior Notes due 2025, Security No. INV11912, PPN 16725* AE0" and the due date and application (as among principal, interest and Make-Whole Amount) of the payment being made.

(2)	Address for all notices relating to payments:

The Prudential Insurance Company of America c/o Investment Operations Group Gateway Center Two, 10th Floor 100 Mulberry Street Newark, NJ 07102-4077 Attention: Manager, Billings and Collections

(3)	Address for all other communications and notices:

The Prudential Insurance Company of America c/o Prudential Capital Group 2200 Ross Avenue, Suite 4300 Dallas, TX 75201 Attention: Managing Director, Energy Finance Group - Oil & Gas

(4)	Address for Delivery of Notes:

Send physical security by nationwide overnight delivery service to: Prudential Capital Group 2200 Ross Avenue, Suite 4300 Dallas, TX 75201 Attention: Thomas P. Donahue Telephone: (214) 720-6202

(5)	Tax Identification No.: 22-1211670

NAME OF AND ADDRESS OF PURCHASER		PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

	PRUDENTIAL RETIREMENT GUARANTEED COST BUSINESS TRUST	$1,000,000

(1)	All payments on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

JPMorgan Chase Bank New York, NY ABA No. 021000021 Beneficiary Account Name: North American Beneficiary Account No.: 9009000168 BBI: Account of Prudential for G09966 PRIAC GC PVT

Each such wire transfer shall set forth the name of the Company, a reference to "4.53% Senior Notes due 2025, Security No. INV11912, PPN 16725* AE0" and the due date and application (as among principal, interest and Make-Whole Amount) of the payment being made.

(2)	Address for all notices relating to payments:

Pru & Co c/o Prudential Investment Management, Inc. Attn: Private Placement Trade Management PRIAC Administration Gateway Center Four, 7th Floor 100 Mulberry Street Newark, NJ 07102

(3)	Address for all other communications and notices:

Prudential Retirement Guaranteed Cost Business Trust c/o Prudential Capital Group 2200 Ross Avenue, Suite 4300 Dallas, TX 75201 Attention: Managing Director, Energy Finance Group - Oil & Gas

(4)	Address for Delivery of Notes:

Send physical security by nationwide overnight delivery service to: Prudential Capital Group 2200 Ross Avenue, Suite 4300 Dallas, TX 75201 Attention: Thomas P. Donahue Telephone: (214) 720-6202

(5)	Tax Identification No.: 06-1050034

NAME OF AND ADDRESS OF PURCHASER		PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

	FARMERS INSURANCE EXCHANGE	$7,595,000

(1)	All payments on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

JPMorgan Chase Bank ABA: 021000021 Beneficiary Account No: 9009000200 Beneficiary Account Name: JPMorgan Income Ultimate Beneficiary: P13939 Farmers Insurance Exchange

Each such wire transfer shall set forth the name of the Company, a reference to "4.53% Senior Notes due 2025, PPN 16725* AE0" and the due date and application (as among principal, interest and Make-Whole Amount) of the payment being made.

(2)	Address for all notices relating to payments:

Farmers 4680 Wilshire Blvd. Los Angeles, CA 90010 Attention: Treasury Treasury: Treasury Manager 323-932-3450 usw.treasury.farmers@farmersinsurance.com

(3)	Address for all other communications and notices:

Prudential Private Placement Investors, L.P. c/o Prudential Capital Group 2200 Ross Avenue, Suite 4300 Dallas, TX 75201 Attention: Managing Director, Energy Finance Group - Oil & Gas

(4)	Address for Delivery of Notes:

(a) Send physical security by nationwide overnight delivery service to:

Mailing Address (for overnight mail)
JPMorgan Chase Bank, N.A.
Physical Receive Department
4 Chase Metrotech Center
3rd Floor
Brooklyn, NY 11245-0001
Attention: Brian Cavanaugh, Tel. 718-242-0264

Street Deliveries (via messenger or walk up)
JPMorgan Chase Bank, N.A.
4 Chase Metrotech Center
1st Floor, Window 5
Brooklyn, NY 11245-0001
Attention: Physical Receive Department

(Use Willoughby Street Entrance)

Please include in the cover letter accompanying the Notes a reference to the Purchaser's account number ("P13939 - Farmers Insurance Exchange") and CUSIP information.

(b) Send copy by nationwide overnight delivery service to:

Prudential Capital Group
Gateway Center 2, 10th Floor
100 Mulberry
Newark, NJ 07102

Attention: Trade Management, Manager
Telephone: (973) 367-3141

(5)	Tax Identification No.: 95-2575893

NAME OF AND ADDRESS OF PURCHASER		PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

	MID CENTURY INSURANCE COMPANY	$3,255,000

(1)	All payments on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

JPMorgan Chase Bank ABA: 021000021 Beneficiary Account No: 9009000200 Beneficiary Account Name: JPMorgan Income Ultimate Beneficiary: G23628 Mid Century Insurance Company

Each such wire transfer shall set forth the name of the Company, a reference to "4.53% Senior Notes due 2025, PPN 16725* AE0" and the due date and application (as among principal, interest and Make-Whole Amount) of the payment being made.

(2)	Address for all notices relating to payments:

Farmers 4680 Wilshire Blvd. Los Angeles, CA 90010 Attention: Treasury Treasury: Treasury Manager 323-932-3450 usw.treasury.farmers@farmersinsurance.com

(3)	Address for all other communications and notices:

Prudential Private Placement Investors, L.P. c/o Prudential Capital Group 2200 Ross Avenue, Suite 4300 Dallas, TX 75201 Attention: Managing Director, Energy Finance Group - Oil & Gas

(4)	Address for Delivery of Notes:

(a) Send physical security by nationwide overnight delivery service to:

Mailing Address (for overnight mail)
JPMorgan Chase Bank, N.A.
Physical Receive Department
4 Chase Metrotech Center
3rd Floor
Brooklyn, NY 11245-0001
Attention: Brian Cavanaugh, Tel. 718-242-0264

Street Deliveries (via messenger or walk up)
JPMorgan Chase Bank, N.A.
4 Chase Metrotech Center
1st Floor, Window 5
Brooklyn, NY 11245-0001
Attention: Physical Receive Department

(Use Willoughby Street Entrance)

Please include in the cover letter accompanying the Notes a reference to the Purchaser's account number ("G23628 - Mid Century Insurance Company ") and CUSIP information.

(b) Send copy by nationwide overnight delivery service to: Prudential Capital Group Gateway Center 2, 10th Floor 100 Mulberry Newark, NJ 07102 Attention: Trade Management, Manager Telephone: (973) 367-3141

(5)	Tax Identification No.: 95-6016640

NAME OF AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

METROPOLITAN LIFE INSURANCE COMPANY 1095 Avenue of the Americas New York, New York 10036	$16,100,000

(Securities to be registered in the name of Metropolitan Life Insurance Company)

(1)	All scheduled payments of principal and interest by wire transfer of immediately available funds to:

Bank Name:    JPMorgan Chase Bank
ABA Routing #:    021-000-021
Account No.:    002-2-410591
Account Name:    Metropolitan Life Insurance Company
Ref:    Chicago Bridge & Iron Company N.V., 4.53%, Due July 30, 2025

with sufficient information to identify the source and application of such funds, including issuer, PPN#, interest rate, maturity and whether payment is of principal, interest, make whole amount or otherwise.
For all payments other than scheduled payments of principal and interest, the Company shall seek instructions from the holder, and in the absence of instructions to the contrary, will make such payments to the account and in the manner set forth above.

(2)	All notices and communications:

Metropolitan Life Insurance Company
Investments, Private Placements
P.O. Box 1902
10 Park Avenue
Morristown, New Jersey 07962-1902
Attention: Director
ppucompliance@metlife.com and fsporer@metlife.com

With a copy OTHER than with respect to deliveries of financial statements to:

Metropolitan Life Insurance Company
P.O. Box 1902
10 Park Avenue
Morristown, New Jersey 07962-1902
Attention: Chief Counsel-Securities Investments (PRIV)
Email: sec_invest_law@metlife.com

(3)	Original notes delivered to:

Metropolitan Life Insurance Company
Securities Investments, Law Department
P.O. Box 1902
10 Park Avenue
Morristown, New Jersey 07962-1902
Attention: Nicolette Lopez, Esq.

(4)	Taxpayer I.D. Number: 13-5581829

(5)	UK Passport Treaty Number (if applicable): 13/M/61303/DTTP

NAME OF AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

METROPOLITAN LIFE INSURANCE COMPANY 1095 Avenue of the Americas New York, New York 10036	$1,400,000

(Securities to be registered in the name of Metropolitan Life Insurance Company)

(1)	All scheduled payments of principal and interest by wire transfer of immediately available funds to:

Bank Name:    JPMorgan Chase Bank
ABA Routing #:    021-000-021
Account No.:    496577268
Account Name:    Metropolitan Life Insurance Company-Separate Account 728
Ref:    Chicago Bridge & Iron Company, N.V., 4.3% Due July 30, 2025

with sufficient information to identify the source and application of such funds, including issuer, PPN#, interest rate, maturity and whether payment is of principal, interest, make whole amount or otherwise.
For all payments other than scheduled payments of principal and interest, the Company shall seek instructions from the holder, and in the absence of instructions to the contrary, will make such payments to the account and in the manner set forth above.

(2) All notices and communications:

Metropolitan Life Insurance Company
Investments, Private Placements
P.O. Box 1902
10 Park Avenue
Morristown, New Jersey 07962-1902
Attention: Director
ppucompliance@metlife.com and fsporer@metlife.com

With a copy OTHER than with respect to deliveries of financial statements to:

Metropolitan Life Insurance Company
P.O. Box 1902
10 Park Avenue
Morristown, New Jersey 07962-1902
Attention: Chief Counsel-Securities Investments (PRIV)
Email: sec_invest_law@metlife.com

(3) Original notes delivered to:

Metropolitan Life Insurance Company
Securities Investments, Law Department
P.O. Box 1902
10 Park Avenue
Morristown, New Jersey 07962-1902
Attention: Nicolette Lopez, Esq.

(4) Taxpayer I.D. Number: 13-5581829

(5) UK Passport Treaty Number (if applicable): 13/M/61303/DTTP

NAME OF AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

METROPOLITAN LIFE INSURANCE COMPANY 1095 Avenue of the Americas New York, New York 10036	$300,000

(Securities to be registered in the name of Metropolitan Life Insurance Company, on behalf of its Separate Account 575)

(1)	All scheduled payments of principal and interest by wire transfer of immediately available funds to:

Bank Name:    State Street Bank and Trust Company, Boston, MA
ABA Routing #:    011-000-028
BIC No.:    SBOSUS33
Account No.:    10331528
Account Name:    Metropolitan Life Insurance Company, Separate Account 575
Account Ref:    Fund 75ER –Chicago Bridge & Iron Company, N.V., 4.53%, Due July 30, 2025

with sufficient information to identify the source and application of such funds, including issuer, PPN#, interest rate, maturity and whether payment is of principal, interest, make whole amount or otherwise.
For all payments other than scheduled payments of principal and interest, the Company shall seek instructions from the holder, and in the absence of instructions to the contrary, will make such payments to the account and in the manner set forth above.

(2) All notices and communications:

Metropolitan Life Insurance Company
Investments, Private Placements
P.O. Box 1902
10 Park Avenue
Morristown, New Jersey 07962-1902
Attention: Director
ppucompliance@metlife.com and fsporer@metlife.com

With a copy OTHER than with respect to deliveries of financial statements to:

Metropolitan Life Insurance Company
P.O. Box 1902
10 Park Avenue
Morristown, New Jersey 07962-1902
Attention: Chief Counsel-Securities Investments (PRIV)
Email: sec_invest_law@metlife.com

(3) Original notes delivered to:

Metropolitan Life Insurance Company
Securities Investments, Law Department
P.O. Box 1902
10 Park Avenue
Morristown, New Jersey 07962-1902
Attention: Nicolette Lopez, Esq.

(4) Taxpayer I.D. Number: 13-5581829

(5) UK Passport Treaty Number (if applicable): 13/M/61303/DTTP

NAME OF AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

NEW ENGLAND LIFE INSURANCE COMPANY c/o Metropolitan Life Insurance Company 1095 Avenue of the Americas New York, New York 10036	$4,600,000

(Securities to be registered in the name of New England Life Insurance Company)

(1)	All scheduled payments of principal and interest by wire transfer of immediately available funds to:

Bank Name:    JPMorgan Chase Bank
ABA Routing #:    021-000-021
Account No.:    910-2-778983
Account Name:    New England Life Insurance Company
Ref:    Chicago Bridge & Iron Company, N.V., 4.53%, Due July 30, 2025

with sufficient information to identify the source and application of such funds, including issuer, PPN#, interest rate, maturity and whether payment is of principal, interest, make whole amount or otherwise.
For all payments other than scheduled payments of principal and interest, the Company shall seek instructions from the holder, and in the absence of instructions to the contrary, will make such payments to the account and in the manner set forth above.

(2)	All notices and communications:

NEW ENGLAND LIFE INSURANCE COMPANY
c/o Metropolitan Life Insurance Company
Investments, Private Placements
P.O. Box 1902
10 Park Avenue
Morristown, New Jersey 07962-1902
Attention: Director
ppucompliance@metlife.com and fsporer@metlife.com

With a copy OTHER than with respect to deliveries of financial statements to:

NEW ENGLAND LIFE INSURANCE COMPANY
c/o Metropolitan Life Insurance Company
10 Park Avenue
Morristown, New Jersey 07962-1902
Attention: Chief Counsel-Securities Investments (PRIV)
Email: sec_invest_law@metlife.com

(3)	Original notes delivered to:

NEW ENGLAND LIFE INSURANCE COMPANY
c/o Metropolitan Life Insurance Company
Securities Investments, Law Department
P.O. Box 1902
10 Park Avenue
Morristown, New Jersey 07962-1902
Attention: Nicolette Lopez, Esq.

(4)	Taxpayer I.D. Number: 04-2708937

(5)	UK Passport Treaty Number (if applicable): 13/N/276931/DTTP

NAME OF AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

METLIFE INSURANCE K.K. 4-1-3, Taihei, Sumida-ku Tokyo, 130-0012 JAPAN	$4,600,000

(Securities to be registered in the name of MetLife Insurance K.K.)

(1)	All scheduled payments of principal and interest by wire transfer of immediately available funds to:

Bank Name:    Citibank New York
ABA Routing #:    021000089
DDA:    30857793
Account Name:    METLIFE PP JPYF
Ref:    Chicago Bridge & Iron Company N.V., 4.53% Due July 30, 2025

with sufficient information to identify the source and application of such funds, including issuer, PPN#, interest rate, maturity and whether payment is of principal, interest, make whole amount or otherwise. For all payments other than scheduled payments of principal and interest, the Company shall seek instructions from the holder, and in the absence of instructions to the contrary, will make such payments to the account and in the manner set forth above.

(2) All notices and communications:

Alico Asset Management Corp. (Japan)
Administration Department
ARCA East 7F, 3-2-1 Kinshi
Sumida-ku, Tokyo 130-0013 Japan
Attention:     Administration Dept. Manager
Email:     saura@metlife.co.jp

With a copy to:

MetLife Insurance K.K.
c/o MetLife Investment Advisors, LLC
Investments, Private Placements
P.O. Box 1902
10 Park Avenue
Morristown, New Jersey 07962-1902
Attention: Director
ppucompliance@metlife.com and fsporer@metlife.com

With a copy OTHER than with respect to deliveries of financial statements to:

MetLife Insurance K.K.
c/o MetLife Investment Advisors, LLC
P.O. Box 1902
10 Park Avenue
Morristown, New Jersey 07962-1902
Attention: Chief Counsel-Securities Investments (PRIV)
Email: sec_invest_law@metlife.com

(3) Original notes delivered to:

MetLife Insurance K.K.
c/o MetLife Investment Advisors, LLC
Securities Investments, Law Department
P.O. Box 1902
10 Park Avenue
Morristown, New Jersey 07962-1902
Attention: Nicolette Lopez, Esq.

(4) Taxpayer I.D. Numbers: 98-1037269 (USA) and 00661996 (Japan)

(5) UK Passport Treaty Number (if applicable): 43/M/359828/DTTP

NAME OF AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

SYMETRA LIFE INSURANCE COMPANY 777 108th Avenue NE, Suite 1200 Bellevue, WA 98004-5135	$9,000,000

(Securities to be registered in the name of CUDD and CO)

(1)	All scheduled payments of principal and interest by wire transfer of immediately available funds to:

U.S. (USD)
Bank Name:     JPMorgan Chase
ABA:        021-000-021
Account No.:     9009000200
FFC:         P89526, Symetra Life Indexed Annuity 170 – Met Private
Ref:        Chicago Bridge & Iron Company, N.V., 4.53%, Due July 30, 2025

with sufficient information to identify the source and application of such funds, including issuer, PPN#, interest rate, maturity and whether payment is of principal, interest, make whole amount or otherwise.
For all payments other than scheduled payments of principal and interest, the Company shall seek instructions from the holder, and in the absence of instructions to the contrary, will make such payments to the account and in the manner set forth above.

(2)	All notices and communications:

Symetra Life Insurance Company
c/o MetLife Investment Management, LLC
Investments, Private Placements
PO Box 1902, 10 Park Avenue
Morristown, NJ 07962-1902
Attention: Director
ppucompliance@metlife.com and fsporer@metlife.com

With a copy OTHER than with respect to deliveries of financial statements to:

Symetra Life Insurance Company
c/o MetLife Investment Management, LLC
P.O. Box 1902
10 Park Avenue
Morristown, New Jersey 07962-1902
Attention: Chief Counsel-Securities Investments (PRIV)
Email: sec_invest_law@metlife.com

and

Symetra Life Insurance Company
Attn: Nate Zaientz
200 Hubbard Road
Guilford, CT 06437

(3)	Original notes delivered to:
Symetra Life Insurance Company
Attn: Nate Zaientz
200 Hubbard Road
Guilford, CT 06437

With COPIES OF THE NOTES emailed to nlopez3@metlife.com

(4)	Taxpayer I.D. Number: 91-0742147

(5)	UK Passport Treaty Number (if applicable): 13/S/307814/DTT

NAME OF AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

The Lincoln National Life Insurance Company	$33,000,000

REGISTER SECURITIES IN THE NAME OF: THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
(Note: a separate security will be needed for each breakdown listed below)
----------------------------------------------------------------------------------------------------------------------------------------------------------
NOTE
AMOUNT        LINCOLN ACCOUNT NAME                    BANK CUSTODY ACCT #
20,000,000        The Lincoln National Life Insurance Company – Seg 65            215732
8,000,000        The Lincoln National Life Insurance Company – Seg 76            215736
5,000,000        The Lincoln National Life Insurance Company – Seg 16            216625
TAX ID for THE LINCOLN NATIONAL LIFE INSURANCE COMPANY: 35-0472300

PRINCIPAL & INTEREST PAYMENTS:
             The Bank of New York Mellon
(via Fed Wire)             New York, NY
ABA #: 021000018
BENEFICIARY/Account #: GLA 111566
Attn: The Bank of New York Mellon Private Placement P & I Dept.
Bank to Bank Information Ref: insert Custody Account# listed above;
PPN #/Sec Desc/ P&I Details
Reference Registered Holder: The Lincoln National Life Insurance Company

INVESTMENT ADVISER ADDRESS      TREASURY OPERATIONS        BANK ADDRESS
--ALL COMMUNICATIONS:         --NOTICE OF PAYMENT ONLY:     --NOTICE OF PAYMENT ONLY:

Delaware Investment Advisers         Lincoln Financial Group            The Bank of New York Mellon
2005 Market Street, Mail Stop 41-104     1300 South Clinton St.             P. O. Box 392003
Philadelphia, PA 19103             Fort Wayne, IN 46802            Pittsburgh, PA 15251-9003
Attn: Fixed Income Private Placements     Attn: Inv Acctg–Treasury Operations    Attn: Private Placement P & I Dept
Private Placement Fax: 215-255-1654      Fax: 260-455-1441            Ref: Registered Holder/Sec Desc/PPN#
Email: ppservicing@bnymellon.com

FORWARD SECURITIES TO:        The Depository Trust Company
(via Express Delivery)            570 Washington Blvd – 5th Floor
Jersey City, New Jersey 07310
ATTENTION: BNY MELLON/BRANCH DEPOSIT DEPARTMENT
(in cover letter reference note amt, acct name, and bank custody account #)

Please fax copy of cover letter to: Karen Costa – The Bank of New York Mellon
Fax #: 9-1-844-601-7769

NAME OF AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

The Guardian Life Insurance Company of America	$25,000,000
Notes to be registered in the name of:

The Guardian Life Insurance Company of America
TAX ID NO. 13-5123390

And deliver to:

JP Morgan Chase Bank, N.A.
4 Chase Metrotech Center – 3rd Floor
Brooklyn, NY 11245-0001

Reference A/C #G05978, Guardian Life

Payment by wire to:

JP Morgan Chase
FED ABA #021000021
Chase/NYC/CTR/BNF
A/C 900-9-000200
Reference A/C #G05978, Guardian Life, CUSIP # 16725* AE0, Chicago Bridge & Iron Company

Address for all communications and notices:

The Guardian Life Insurance Company of America
7 Hanover Square
New York, NY 10004-2616
Attn: Thomas Donohue
Investment Department 9-A
FAX # (212) 919-2658
Email address: Thomas_donohue@glic.com

NAME OF AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

$4,000,000

NAME OF AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

$4,000,000

NAME OF AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

$5,000,000

NAME OF AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED
$2,000,000

NAME OF AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED
Southern Farm Bureau Life Insurance Company	$10,000,000

Nominee Name:	None
Tax ID No.:	64-0283583
Payment Information:	All payments should be made by wire transfer of immediately available funds to:
FED WIRE State Street Bank and Trust Company Boston, MA 02101 ABA No.: 011 000 028 Acct. Name: SFB LIFE INS CO Acct. No.: 5984 8127 Reference: EQ83, [Name of Borrower], *
*with sufficient information to identify the source and application of such funds, including the PPN of the issue, interest rate, payment due date, maturity date, interest amount, principal amount and premium amount.

Address for notices related to scheduled payments:	Attn: Securities Management Southern Farm Bureau Life Insurance Company 1401 Livingston Lane Jackson, MS 39213 PrivatePlacements@sfbli.com
Address for all other communications, including waivers, amendments, consents and financial information:
Attn: Securities Management
Southern Farm Bureau Life Insurance Company
P. O. Box 78
Jackson, MS 39205
PrivatePlacements@sfbli.com

or by overnight delivery to:

Attn: Securities Management
Southern Farm Bureau Life Insurance Company
1401 Livingston Lane
Jackson, MS 39213

Address for physical delivery of Notes:	Attn: Zach Farmer Southern Farm Bureau Life Insurance Company 1401 Livingston Lane Jackson, MS 39213 zfarmer@sfbli.com
Contact Persons:	David Divine Senior Portfolio Manager (601) 981-5332 x1010	Zach Farmer Analyst (601) 981-5332 x1486

NAME OF AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

AMERICAN FAMILY LIFE INSURANCE COMPANY 6000 American Parkway Madison, Wisconsin 53783-0001 Attention: Investment Division-Private Placements dvoge@amfam.com	$3,750,000
Name of Nominee in which Notes are to be issued: BAND & CO.
Payments
All payments on or in respect of the Notes to be by Federal Funds Wire Transfer to:

US Bank, N.A.
Trust Services
60 Livingston Ave., St. Paul, MN 55107-2292
ABA #091000022
Beneficial Account #180183083765
FFC to American Family Trust Account #191050973661 for AFLIC-Traditional Cash & Privates
Credit for PPN: 16725* AE0

Accompanying Information:
Name of Issuer: Chicago Bridge & Iron Company
Description of Security: 4.53% Senior Notes, due July 30, 2025
PPN: 16725* AE0
Due date and application (as among principal, premium and interest) of the payment being made
Notices Related to Payments:

American Family Life Insurance Company
6000 American Parkway
Madison, Wisconsin 53783-0001
Attention: Investment Division-Private Placements
dvoge@amfam.com
All Other Notices:

American Family Life Insurance Company
6000 American Parkway
Madison, Wisconsin 53783-0001
Attention: Investment Division-Private Placements
dvoge@amfam.com

Notices Regarding Audit Confirmations:

American Family Life Insurance Company
6000 American Parkway
Madison, Wisconsin 53783-0001
Attention: Private Placements
dvoge@amfam.com
Name of Nominee in which Notes are to be issued: BAND & CO.
Taxpayer I.D. Number: 39-6039160
Physical Delivery:

US Bank Milwaukee, N.A.
Attn: Julie Wiza (MK-WI-T15C)
Trust Officer, Account Manager
777 E. Wisconsin Ave.
Milwaukee, WI 53202

with a copy to:

American Family Life Insurance Company
6000 American Parkway
Madison, Wisconsin 53783-0001
Attention: Investment Division-Private Placements
dvoge@amfam.com

NAME OF AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

AMERICAN FAMILY LIFE INSURANCE COMPANY 6000 American Parkway Madison, Wisconsin 53783-0001 Attention: Investment Division-Private Placements dvoge@amfam.com	$1,000,000
Name of Nominee in which Notes are to be issued: BAND & CO.
Payments
All payments on or in respect of the Notes to be by Federal Funds Wire Transfer to:

US Bank, N.A.
Trust Services
60 Livingston Ave., St. Paul, MN 55107-2292
ABA #091000022
Beneficial Account #180183083765
FFC to American Family Trust Account #191050973667 for AFLIC-UL Cash and Privates
Credit for PPN: 16725* AE0

Accompanying Information:
Name of Issuer: Chicago Bridge & Iron Company
Description of Security: 4.53% Senior Notes, due July 30, 2025
PPN: 16725* AE0
Due date and application (as among principal, premium and interest) of the payment being made
Notices Related to Payments:

American Family Life Insurance Company
6000 American Parkway
Madison, Wisconsin 53783-0001
Attention: Investment Division-Private Placements
dvoge@amfam.com
All Other Notices:

American Family Life Insurance Company
6000 American Parkway
Madison, Wisconsin 53783-0001
Attention: Investment Division-Private Placements
dvoge@amfam.com

Notices Regarding Audit Confirmations:

American Family Life Insurance Company
6000 American Parkway
Madison, Wisconsin 53783-0001
Attention: Private Placements
dvoge@amfam.com
Name of Nominee in which Notes are to be issued: BAND & CO.
Taxpayer I.D. Number: 39-6039160
Physical Delivery:

US Bank Milwaukee, N.A.
Attn: Julie Wiza (MK-WI-T15C)
Trust Officer, Account Manager
777 E. Wisconsin Ave.
Milwaukee, WI 53202

with a copy to:

American Family Life Insurance Company
6000 American Parkway
Madison, Wisconsin 53783-0001
Attention: Investment Division-Private Placements
dvoge@amfam.com

NAME OF AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

AMERICAN FAMILY LIFE INSURANCE COMPANY 6000 American Parkway Madison, Wisconsin 53783-0001 Attention: Investment Division-Private Placements dvoge@amfam.com	$250,000
Name of Nominee in which Notes are to be issued: BAND & CO.
Payments
All payments on or in respect of the Notes to be by Federal Funds Wire Transfer to:

US Bank, N.A.
Trust Services
60 Livingston Ave., St. Paul, MN 55107-2292
ABA #091000022
Beneficial Account #180183083765
FFC to American Family Trust Account #191050973663 for AFLIC-Par Cash & Privates
Credit for PPN: 16725* AE0

Accompanying Information:
Name of Issuer: Chicago Bridge & Iron Company
Description of Security: 4.53% Senior Notes, due July 30, 2025
PPN: 16725* AE0
Due date and application (as among principal, premium and interest) of the payment being made
Notices Related to Payments:

American Family Life Insurance Company
6000 American Parkway
Madison, Wisconsin 53783-0001
Attention: Investment Division-Private Placements
dvoge@amfam.com

All Other Notices:

American Family Life Insurance Company
6000 American Parkway
Madison, Wisconsin 53783-0001
Attention: Investment Division-Private Placements
dvoge@amfam.com

Notices Regarding Audit Confirmations:

American Family Life Insurance Company
6000 American Parkway
Madison, Wisconsin 53783-0001
Attention: Private Placements
dvoge@amfam.com
Name of Nominee in which Notes are to be issued: BAND & CO.
Taxpayer I.D. Number: 39-6039160
Physical Delivery:

US Bank Milwaukee, N.A.
Attn: Julie Wiza (MK-WI-T15C)
Trust Officer, Account Manager
777 E. Wisconsin Ave.
Milwaukee, WI 53202

with a copy to:

American Family Life Insurance Company
6000 American Parkway
Madison, Wisconsin 53783-0001
Attention: Investment Division-Private Placements
dvoge@amfam.com

NAME OF AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

Assurity Life Insurance Company	$3,000,000

(1)	All payments on or in respect of the Notes shall be made by wire transfer of immediately available funds at the opening of business on the due date to:

US BANK NATIONAL ASSOCIATION
13th & M Streets
Lincoln NE 68508
ABA No. 104000029

Account of: Assurity Life Insurance Company
General Fund Account: 1-494-0092-9092

Each such wire transfer shall set forth the name of the issuer, the full title of the Notes (including the rate and final redemption to maturity date) and application of such funds among principle, premium and interest, if applicable.

(2)	All Notices of payment and written confirmations of such wire transfers should be sent to:

Assurity Life Insurance Company
2000 Q Street
Lincoln, NE 68503
Attention: Investment Division
Fax:    (402) 458-2170
Phone: (402) 437-3682

TAX I.D. NUMBER	38-1843471

(3)	All other communications should be sent to:	(4)	Securities should be delivered to:
	Assurity Life Insurance Company 2000 Q Street P.O. Box 82533 Lincoln, NE 68501-2533		Assurity Life Insurance Company 2000 Q Street Lincoln, NE 68503 Attention: Victor Weber

(5)	Contact:

Victor Weber
Senior Director – Investments
Telephone: 402/437-3682
FAX: 402/458-2170
E-mail: vweber@assurity.com

Confidentiality Statement
Assurity Life Insurance Company requests you, as a client, to be responsible for protecting the above confidential information from unauthorized disclosure whether internal or external, deliberate or accidental. Assurity Life Insurance Company expects you to maintain the confidentiality of this information during use, storage, transmittal, retention and disposal.

NAME OF AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

CMFG Life Insurance Company	$3,000,000

WIRING INSTRUCTIONS:

All Securities Being Purchased Should Be Registered In nominee name TURNKEYS + CO and Notes Delivered To:

DTCC
Newport Office Center
570 Washington Blvd
Jersey City, NJ 07310
5th floor / NY Window / Robert Mendez
FBO: State Street Bank & Trust for account ZT1E

ABA: 011000028
Bank: State Street Bank
Account Name: CMFG Life Insurance Company
DDA #: 1662-544-4
REFERENCE FUND: ZT1E
Nominee Name: TURNKEYS + CO*
CMFG Life Insurance Company TAX ID#: 39-0230590
TURNKEYS + CO TAX ID#: 03-0400481
*Please do not use nominee name in jurisdictions where withholding tax problem.
UK Passport Treaty #: 13/C/312672/DTTP

All notices of payments, wires, audit confirmations, compliance and Financials shall be EMAILED to:

EMAIL: DS-PRIVATEPLACEMENTS@CUNAMUTUAL.COM

All Legal communication shall be EMAILED to:

EMAIL: DS-PRIVATEPLACEMENTS@CUNAMUTUAL.COM
EMAIL: RALPH.GUNDRUM@CUNAMUTUAL.COM

DEFINED TERMS
As used herein, the following terms have the respective meanings set forth below or set forth in the Section hereof following such term:
“2015 Term Loan Agreement” means that Term Loan Agreement dated as of July 8, 2015 among Bank of America, N.A., as administrative agent, the Company, as borrower and the Parent Guarantor and certain of its Subsidiaries as guarantors, and the other financial institutions party thereto, as amended, replaced, or otherwise modified and in effect from time to time.
“Acceptable Jurisdiction” means The Netherlands, the United States of America, Canada and any country that on April 30, 2004 was a member of the European Union, including any state or political subdivision of any thereof, (including, in the case of the United States of America, the District of Columbia); provided, however, in no event shall Portugal, Italy, Ireland, Greece and Spain be an “Acceptable Jurisdiction” hereunder.
“Acquisition” means any transaction, or any series of related transactions, consummated on or after the date of this Agreement, by which the Parent Guarantor or any of its Subsidiaries (i) acquires any going business or all or substantially all of the assets of any Person, firm, corporation or division thereof, whether through purchase of assets, merger or otherwise or (ii) directly or indirectly acquires (in one transaction or as the most recent transaction in a series of transactions) at least a majority (in number of votes) of the securities of a corporation which have ordinary voting power for the election of directors (other than securities having such power only by reason of the happening of a contingency) or a majority (by percentage of voting power) of the outstanding Equity Interests of another Person.
“Adjusted Indebtedness” of a Person means, without duplication, such Person’s Indebtedness but excluding obligations with respect to (i) the undrawn portion of any Performance Letters of Credit, bank guarantees supporting obligations comparable to those supported by Performance Letters of Credit and all reimbursement agreements related thereto and (ii) liabilities of such Person or any of its Subsidiaries under any sale and leaseback transaction which do not create a liability on the consolidated balance sheet of such Person.
“Affiliate” means, at any time, and with respect to any Person, any other Person that at such time directly or indirectly through one or more intermediaries Controls, or is Controlled by, or is under common Control with, such first Person, and, with respect to either Obligor, shall include any Person beneficially owning or holding, directly or indirectly, 10% or more of any class of voting or equity interests of such Obligor or any Subsidiary or any corporation of which such Obligor and its Subsidiaries beneficially own or hold, in the aggregate, directly or indirectly, 10% or more of any class of voting or equity interests. As used in this definition, “Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise. Unless the context otherwise clearly requires, any reference to an “Affiliate” is a reference to an Affiliate of any Obligor.

SCHEDULE B
(to Note Purchase and Guarantee Agreement)

“Alternative Minimum Net Worth Amount” shall mean the sum of (a) $674,755,000 plus (b) fifty percent (50%) of the sum of Consolidated Net Income (if positive) earned in each fiscal quarter, commencing with the fiscal quarter ending on September 30, 2010, plus (c) 75% of the amount, if any, by which stockholders’ equity of the Parent Guarantor is, in accordance with GAAP, adjusted from time to time as a result of the issuance of any Equity Interests after June 30, 2010.
“Anti‑Corruption Laws” is defined in Section 5.16(d)(1).
“Anti‑Money Laundering Laws” is defined in Section 5.16(c).
“Blocked Person” is defined in Section 5.16(a).
“Business Day” means (a) for the purposes of Section 8.6 only, any day other than a Saturday, a Sunday or a day on which commercial banks in New York City are required or authorized to be closed, and (b) for the purposes of any other provision of this Agreement, any day other than a Saturday, a Sunday or a day on which commercial banks in New York, New York or Houston, Texas are required or authorized to be closed.
“Capital Stock” means (i) in the case of a corporation, corporate stock, (ii) in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of corporate stock, (iii) in the case of a partnership, partnership interests (whether general or limited) and (iv) any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person.
“Capitalized Lease” of a Person means any lease of property by such Person as lessee which would be capitalized on a balance sheet of such Person prepared in accordance with GAAP.
“Capitalized Lease Obligations” of a Person means the amount of the obligations of such Person under Capitalized Leases which would be capitalized on a balance sheet of such Person prepared in accordance with GAAP.
“Change of Control” is defined in Section 8.7(g).
“CISADA” is defined in Section 5.16(a).
“Closing” is defined in Section 3.
“Code” means the Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations promulgated thereunder from time to time.
“Company” means Chicago Bridge & Iron Company (Delaware), a Delaware corporation or any successor that becomes such in the manner prescribed in Section 10.2.

“Confidential Information” is defined in Section 21.
“Consolidated Fixed Charges” means, for any period, the sum of (i) Consolidated Long-Term Lease Rentals for such period and (ii) consolidated Interest Expense of the Parent Guarantor and its Subsidiaries (including capitalized interest and the interest component of Capitalized Leases) for such period.
“Consolidated Long-Term Lease Rentals” means, for any period, the sum of the minimum amount of rental and other obligations of the Parent Guarantor and its Subsidiaries required to be paid during such period under all leases of real or personal property (other than Capitalized Leases) having a term (including any required renewals or extensions or any renewals or extensions at the option of the lessor or lessee) of one year or more after the commencement of the initial term, determined on a consolidated basis in accordance with GAAP.
“Consolidated Net Income” means, for any period, the net income (or deficit) of the Parent Guarantor and its Subsidiaries for such period, determined on a consolidated basis in accordance with GAAP, but excluding in any event, without duplication, (i) any extraordinary gain or loss (net of any tax effect), (ii) cash distributions received by the Parent Guarantor or any Subsidiary from the Mozambique Joint Venture and (iii) net earnings of any Person (other than a Subsidiary) in which the Parent Guarantor or any Subsidiary has an ownership interest unless such net earnings shall have actually been received by the Parent Guarantor or such Subsidiary in the form of cash distributions.
“Consolidated Net Income Available for Fixed Charges” means, for any period, Consolidated Net Income plus, without duplication, to the extent deducted in determining such Consolidated Net Income, (i) provisions for income taxes, (ii) Consolidated Fixed Charges, (iii) to the extent not already included in Consolidated Net Income, dividends and distributions actually received in cash during such period from Persons that are not Subsidiaries of the Parent Guarantor, (iv) retention bonuses paid to officers, directors and employees of the Parent Guarantor and its Subsidiaries in connection with the Transaction not to exceed $25,000,000, (v) any charges, fees and expenses incurred in connection with the Transaction, the transactions related thereto, and any related issuance of Indebtedness or equity, whether or not successful, (vi) charges, expenses and losses incurred in connection with restructuring and integration activities in connection with the Transaction, including in connection with closures of certain facilities and termination of leases, (vii) non-cash compensation expenses for management or employees to the extent deducted in computing Consolidated Net Income, (viii) expenses incurred in connection with the Shaw Acquisition and relating to termination and severance as to, or relocation of, officers, directors and employees not exceeding $110,000,000, and (ix) equity earnings booked or recognized by the Parent Guarantor or any of its Subsidiaries from the Mozambique Joint Venture not to exceed 15% of EBITDA of the Parent Guarantor pursuant to clauses (i) through (ix) of the definition of EBITDA for such period.
“Consolidated Net Worth” means, at a particular date, all amounts which would be included under shareholders’ or members’ equity on the consolidated balance sheet for the Parent Guarantor and its consolidated

Subsidiaries plus any preferred stock of the Parent Guarantor to the extent that it has not been redeemed for indebtedness, as determined in accordance with GAAP.
“Consolidated Total Assets” means, as of any date of determination, the total amount of all assets of the Parent Guarantor and its Subsidiaries, determined on a consolidated basis in accordance with GAAP.
“Contingent Obligation,” as applied to any Person, means any Contractual Obligation, contingent or otherwise, of that Person with respect to any Indebtedness of another or other obligation or liability of another, including, without limitation, any such Indebtedness, obligation or liability of another directly or indirectly guaranteed, endorsed (otherwise than for collection or deposit in the ordinary course of business), co‑made or discounted or sold with recourse by that Person, or in respect of which that Person is otherwise directly or indirectly liable, including Contractual Obligations (contingent or otherwise) arising through any agreement to purchase, repurchase, or otherwise acquire such Indebtedness, obligation or liability or any security therefor, or to provide funds for the payment or discharge thereof (whether in the form of loans, advances, stock purchases, capital contributions or otherwise), or to maintain solvency, assets, level of income, or other financial condition, or to make payment other than for value received. The amount of any Contingent Obligation shall be equal to the present value of the portion of the obligation so guaranteed or otherwise supported, in the case of known recurring obligations, and the maximum reasonably anticipated liability in respect of the portion of the obligation so guaranteed or otherwise supported assuming such Person is required to perform thereunder, in all other cases.
“Continuing Director,” with respect to any person as of any date of determination, any member of the board of directors of such Person who (a) was a member of such board of directors on the Closing Date, or (b) was nominated for election or elected to such board of directors with the approval of the required majority of the Continuing Directors who were members of such board at the time of such nomination or election; provided that an individual who is so elected or nominated in connection with a merger, consolidation, acquisition or similar transaction shall not be a Continuing Director unless such individual was a Continuing Director prior thereto.
“Contractual Obligation,” as applied to any Person, means any provision of any equity or debt securities issued by that Person or any indenture, mortgage, deed of trust, security agreement, pledge agreement, guaranty, contract, undertaking, agreement or instrument, in any case in writing, to which that Person is a party or by which it or any of its properties is bound, or to which it or any of its properties is subject.
“Controlled Entity” means any of the Subsidiaries of any Obligor and any of their or any Obligor’s respective Controlled Affiliates. As used in this definition, “Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

“Credit Agreement” means, individually and collectively (as the context may require), (i) any credit or facility agreement of an Obligor or any Subsidiary or other agreement of an Obligor or a Subsidiary, in each case, either (a) providing for a committed facility (providing for either revolving loans or term loans or a combination of both) of Indebtedness in an aggregate principal amount of $100,000,000 or greater or (b) pursuant to which, and at the relevant time of determination, an aggregate principal amount of $100,000,000 or greater or Indebtedness is outstanding, (ii) the 2015 Term Loan Agreement, (iii) the Revolving Credit Facility, (iv) the Existing Credit Agreement (v) the Term Facility, in each case as amended, restated, joined, supplemented or otherwise modified from time to time, and any renewals, extensions or replacements thereof.
“Default” means an event or condition the occurrence or existence of which would, with the lapse of time or the giving of notice or both, become an Event of Default.
“Default Rate” means, with respect to the Notes, that rate of interest that is the greater of (i) 2.0% per annum above the rate of interest stated in clause (a) of the first paragraph of the Notes or (ii) 2.0% over the rate of interest publicly announced by Bank of America, N.A. in New York, New York as its “base” or “prime” rate.
“Disqualified Stock” means any Capital Stock that, by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable), or upon the happening of any event, matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, or redeemable at the option of the holder thereof, in whole or in part, on or prior to the date that is ninety-one (91) days after the maturity date of the Notes.
“Dollars” or “U.S.$” means lawful money of the United States of America.
“Domestic Subsidiary” means a Subsidiary of the Parent Guarantor organized under the laws of a jurisdiction located in the United States of America and substantially all of the operations of which are conducted within the United States.
“EBIT” means, for any period, on a consolidated basis for the Parent Guarantor and its Subsidiaries, the sum of the amounts for such period, without duplication, calculated in each case in accordance with GAAP, of (i) Consolidated Net Income, plus (ii) Interest Expense to the extent deducted in computing Consolidated Net Income, plus (iii) charges against income for foreign, federal, state and local taxes to the extent deducted in computing Consolidated Net Income, plus (iv) any other non recurring non-cash charges (excluding any such non-cash charges to the extent any such non-cash charge becomes, or is expected to become, a cash charge in a later period) to the extent deducted in computing Consolidated Net Income, plus (v) extraordinary losses incurred other than in the ordinary course of business to the extent deducted in computing Consolidated Net Income, minus (vi) any non-recurring non-cash credits to the extent added in computing Consolidated Net Income, minus (vii) extraordinary gains realized other than in the ordinary course of business to the extent added in computing Consolidated Net Income.

“EBITDA” means, for any period, on a consolidated basis for the Parent Guarantor and its Subsidiaries, the sum of the amounts for such period, without duplication, calculated in each case in accordance with GAAP, of (i) EBIT plus (ii) depreciation expense to the extent deducted in computing Consolidated Net Income, plus (iii) amortization expense, including, without limitation, amortization of goodwill and other intangible assets to the extent deducted in computing Consolidated Net Income, plus (iv) non-cash compensation expenses for management or employees to the extent deducted in computing Consolidated Net Income, plus (v) to the extent not already included in Consolidated Net Income, dividends and distributions actually received in cash during such period from Persons that are not Subsidiaries of the Parent Guarantor, plus (vi) retention bonuses paid to officers, directors and employees of the Parent Guarantor and its Subsidiaries in connection with the Transaction not to exceed $25,000,000, plus (vii) any charges, fees and expenses incurred in connection with the Transaction, the transactions related thereto, and any related issuance of Indebtedness or equity, whether or not successful, plus (viii) charges, expenses and losses incurred in connection with restructuring and integration activities in connection with the Transaction, including in connection with closures of certain facilities and termination of leases, plus (ix) expenses incurred in connection with the Shaw Acquisition and relating to termination and severance as to, or relocation of, officers, directors and employees not exceeding $110,000,000, and plus (x) equity earnings booked or recognized by the Parent Guarantor or any of its Subsidiaries from the Mozambique Joint Venture not to exceed 15% of EBITDA of the Parent Guarantor pursuant to clauses (i) through (ix) of this definition for such period.
“Electronic Delivery” is defined in Section 7.1(a).
“Employee Benefit Plan” means an employee benefit plan as defined in Section 3(3) of ERISA.
“Environmental Laws” means any and all federal, state, local, and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or governmental restrictions relating to pollution and the protection of the environment or the release of any materials into the environment, including but not limited to those related to Hazardous Materials.
“Equity Interests” means Capital Stock and all warrants, options or other rights to acquire Capital Stock (but excluding any debt security that is convertible into, or exchangeable for, Capital Stock). Equity Interests will not include any Incentive Arrangements or obligations or payments thereunder.
“ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect.
“ERISA Affiliate” means any trade or business (whether or not incorporated) that is treated as a single employer together with any Obligor under section 414 of the Code.
“Event of Default” is defined in Section 11.

“Excluded Foreign Subsidiary” means any Foreign Subsidiary other than those listed as Foreign Subsidiaries on Schedule 5.4.
“Existing Credit Agreement” means that certain Credit Agreement dated as of October 28, 2013 by and among the Company, the Parent Guarantor and certain Subsidiaries parties thereto, the lenders party thereto and Bank of America, N.A. as administrative agent, as amended by Amendment No. 1 thereto dated as of June 11, 2014; Amendment No. 2 thereto dated as of December 31, 2014; Amendment No. 3 thereto dated as of July 8, 2015 and as may be further amended, restated, supplemented or otherwise modified from time to time.
“FATCA” means (a) Sections 1471 to 1474 of the Code,  and any associated regulations or other official guidance; (b) any applicable treaty, law, regulation or other official guidance enacted in any other jurisdiction, or relating to an intergovernmental agreement between the United States and any other jurisdiction, which (in either case) facilitates the implementation of clause (a) above; or (c) any applicable agreement pursuant to the implementation of clauses (a) or (b) above with the Internal Revenue Service, the U.S. government or any governmental or taxation authority in any other jurisdiction.
“Financial Letter of Credit” means any letter of credit issued or deemed issued under the Revolving Credit Agreement other than a Performance Letter of Credit.
“Financing Agreements” means, collectively, this Agreement, the Notes and any other agreement or instrument executed and delivered in connection with this Agreement.
“Fixed Charge Coverage Ratio” is defined in Section 10.9.
“Foreign Subsidiary” means a Subsidiary of the Parent Guarantor which is not a Domestic Subsidiary.
“Form 10‑K” is defined in Section 7.1(b).
“Form 10‑Q” is defined in Section 7.1(a).
“GAAP” means generally accepted accounting principles (including, if applicable, International Financial Reporting Standards) as in effect from time to time in the United States of America; provided, however, with respect to the calculation of financial ratios and other financial tests, “GAAP” means generally accepted accounting principles (including, if applicable, International Financial Reporting Standards) as in effect on the date of this Agreement, applied in a manner consistent with that used in preparing the financial statements of the Parent Guarantor referred to in Section 5.5.
“Governmental Authority” means
(a)    the government of

(i)    the United States of America or any State or other political subdivision thereof, or
(ii)    any other jurisdiction in which any Obligor or any Subsidiary conducts all or any part of its business, or which asserts jurisdiction over any properties of any Obligor or any Subsidiary, or
(b)    any entity exercising executive, legislative, judicial, regulatory or administrative functions of, or pertaining to, any such government.
“Governmental Official” means any governmental official or employee, employee of any government-owned or government-controlled entity, political party, any official of a political party, candidate for political office, official of any public international organization, in each case identifying and acting in his or her official capacity.
“Guaranty” means, with respect to any Person, any obligation of such Person guaranteeing, or in effect guaranteeing, any Indebtedness in any manner, whether directly or indirectly, including such obligations incurred through an agreement, contingent or otherwise, by such Person:
(a)    to purchase such Indebtedness or any property constituting security therefor;
(b)    to advance or supply funds (i) for the purchase or payment of such Indebtedness, or (ii) to maintain any working capital or other balance sheet condition or any income statement condition of any other Person or otherwise to advance or make available funds for the purchase or payment of such indebtedness;
(c)    to lease properties or to purchase properties or services primarily for the purpose of assuring the owner of such Indebtedness the ability of any other Person to make payment of the Indebtedness; or
(d)    otherwise to assure the owner of such Indebtedness against loss in respect thereof.
In any computation of the Indebtedness of the obligor under any Guaranty, the Indebtedness that are the subject of such Guaranty shall be assumed to be direct obligations of such obligor.
“Hazardous Material” means any and all pollutants, toxic or hazardous wastes or other substances that are regulated under laws relating to the environment, health or safety, the removal of which may be required or the generation, manufacture, refining, production, processing, treatment, storage, handling, transportation, transfer, use, disposal, release, discharge, spillage, seepage or filtration of which is or shall be restricted, prohibited or penalized by any applicable law including, but not limited to, asbestos, urea formaldehyde foam insulation, polychlorinated biphenyls, petroleum, petroleum products, lead based paint, radon gas or similar restricted, prohibited or penalized substances.
“Hedging Arrangements” is defined in the definition of Hedging Obligations below.
“Hedging Obligations” of a Person means any and all obligations of such Person, whether absolute or contingent and howsoever and whensoever created, arising, evidenced or acquired (including all renewals, extensions and modifications thereof and substitutions therefor), under (i) any and all agreements, devices or arrangements designed to protect at least one of the parties thereto from the fluctuations of interest rates, commodity prices, exchange rates or forward rates applicable to such party’s assets, liabilities or exchange transactions, including, but not limited to, dollar denominated or cross currency interest rate exchange agreements, forward currency exchange agreements, interest rate cap or collar protection agreements, forward rate currency or interest rate options, puts and warrants or any similar derivative transactions (“Hedging Arrangements”), and (ii) any and all cancellations, buy backs, reversals, terminations or assignments of any of the foregoing.
“holder” means, with respect to any Note the Person in whose name such Note is registered in the register maintained by the Company pursuant to Section 14.1.
“Incentive Arrangements” means any stock ownership, restricted stock, stock option, stock appreciation rights, “phantom” stock plans, employment agreements, non competition agreements, subscription and stockholders agreements and other incentive and bonus plans and similar arrangements made in connection with the retention of executives, officers or employees of the Parent Guarantor and its Subsidiaries.
“Incorporated Covenant” is defined in Section 9.11(a).
“Indebtedness” of a Person means, without duplication, such Person’s (a) obligations for borrowed money, (b) obligations representing the deferred purchase price of property or services (other than (i) accounts payable arising in the ordinary course of such Person’s business payable on terms customary in the trade, and (ii) purchase price adjustments, earnouts or other similar forms of contingent purchase prices), (c) obligations, whether or not assumed, secured by Liens or payable out of the proceeds or production from property or assets now or hereafter owned or acquired by such Person, (d) obligations which are evidenced by notes, acceptances or other instruments, (e) Capitalized Lease Obligations, (f) Contingent Obligations, (g) obligations with respect to any letters of credit, bank guarantees and similar instruments, including, without limitation, Financial Letters of Credit and Performance Letters of Credit, and all reimbursement agreements related thereto, (h) Off-Balance Sheet Liabilities and (i) Disqualified Stock.
“Initial Material Domestic Subsidiary Guarantor” means each of (i) CB&I Inc., a Texas corporation, (ii) CBI Services, Inc., a Delaware corporation, and (iii) Chicago Bridge & Iron Company, a Delaware corporation.

“Initial Material Subsidiary Guarantor” means, as of the date of Closing (without duplication), any Subsidiary, other than the Company, (i) the consolidated net revenues of which for the most recent fiscal year of the Parent Guarantor for which audited financial statements have been provided were greater than 5% of the Parent Guarantor’s consolidated net revenues for such year, (ii) the consolidated tangible assets of which as of the end of such fiscal year were greater than 5% of the Parent Guarantor’s consolidated tangible assets as of such date or (iii) that is designated as a “borrower” under a Credit Agreement, and which Subsidiaries, collectively, constitute at least 80% of the Consolidated Total Assets at of such date and at least 80% of the consolidated net revenues of the Parent Guarantor and its Subsidiaries for such year. As of the date of the Closing, the Initial Subsidiary Guarantors (A) that satisfy either the preceding clause (i) or (ii) are (1) CB&I Inc., a Texas corporation, (2) Horton CBI Ltd. a corporation federally incorporated under the laws of Canada, (3) CBI Eastern Anstalt, a legal entity organized under the laws of Liechtenstein, (4) CB&I UK Limited, a private limited company incorporated under the Companies Act of 1985 of the United Kingdom, and (5) CBI Constructors Pty Ltd, a company incorporated under the laws of Australia, and (B) that satisfy the preceding clause (iii) are (1) CB&I Inc., a Texas corporation, (2) CBI Services, Inc., a Delaware corporation, (3) Chicago Bridge & Iron Company, B.V., a private company with limited liability incorporated under the laws of The Netherlands, and (4) Chicago Bridge & Iron Company, a Delaware corporation, in each case without regard to the respective 80% tests referred to in the first sentence of this definition. For purposes of making the determinations required by this definition, revenues and assets of Foreign Subsidiaries shall be converted to Dollars at the rates used in preparing the consolidated balance sheet of the Parent Guarantor included in the applicable financial statements.
“Initial Subsidiary Guarantor” means, as of the date of Closing, each Subsidiary that is either an Initial Material Subsidiary Guarantor or a “Subsidiary Guarantor” under any Credit Agreement.
“Institutional Investor” means (a) any Purchaser of a Note, (b) any holder of a Note holding (together with one or more of its affiliates) more than 5% of the aggregate principal amount of the Notes then outstanding, (c) any bank, trust company, savings and loan association or other financial institution, any pension plan, any investment company, any insurance company, any broker or dealer, or any other similar financial institution or entity, regardless of legal form, and (d) any Related Fund of any holder of any Note.
“Interest Expense” means, for any period, the total gross interest expense of the Parent Guarantor and its consolidated Subsidiaries, whether paid or accrued, including, without duplication, the interest component of Capitalized Leases, commitment and letter of credit fees, the discount or implied interest component of Off Balance Sheet Liabilities, capitalized interest expense, pay-in-kind interest expense, amortization of debt documents and net payments (if any) pursuant to Hedging Arrangements relating to interest rate protection, all as determined in conformity with GAAP.
“Leverage Ratio” is defined in Section 10.7.

“Lien” means, with respect to any Person, any mortgage, lien, pledge, charge, security interest or other encumbrance, or any interest or title of any vendor, lessor, lender or other secured party to or of such Person under any conditional sale or other title retention agreement or Capitalized Lease having substantially the same economic effect as any of the foregoing, upon or with respect to any property or asset of such Person (including in the case of stock, stockholder agreements, voting trust agreements and all similar arrangements).
“Make-Whole Amount” is defined in Section 8.6.
“Material” means material in relation to the business, operations, affairs, financial condition, assets or properties of the Obligors and their Subsidiaries taken as a whole.
“Material Subsidiary” means any Subsidiary, (i) the consolidated net revenues of which for the most recent fiscal year of the Parent Guarantor were greater than 5% of the Parent Guarantor’s consolidated net revenues for such year or (ii) the consolidated tangible assets of which as of the end of such fiscal year were greater than 5% of the Parent Guarantor’s consolidated tangible assets as of such date.
“Material Adverse Effect” means a material adverse effect on (a) the business, operations, affairs, financial condition, assets or properties of the Obligors and their Subsidiaries taken as a whole, or (b) the ability of the Company to perform its obligations under the Notes and the other Financing Agreements to which it is a party, (c) the ability of the Parent Guarantor to perform its obligations under the Financing Agreements to which it is a party, including the Parent Guarantee, (d) the ability of any ability of the Subsidiary Guarantors, as a whole, to perform their obligations under any Subsidiary Guarantee or (e) the validity or enforceability of the Financing Agreements (including the Parent Guarantee or the Notes) or any Subsidiary Guarantee of the Subsidiary Guarantors, as a whole.
“Memorandum” is defined in Section 5.3.
“Most Favorable Covenant” is defined in Section 9.11(a).
“Most Favored Lender Notice” is defined in Section 9.11(c).
“Mozambique Joint Venture” means the Anadarko Mozambique Area 1 Limitada joint venture of the Parent Guarantor or any of its Subsidiaries with Chiyoda and Saipem (CCS JV) located in Cabo Delgado, Mozambique, provided that (i) annual unaudited financial statements and quarterly unaudited financial statements of the Mozambique Joint Venture have been delivered to the holders of the Notes, in each case such financial statements shall have been prepared in accordance with GAAP, (ii) of which 33.333% interest in the profits or capital thereof is owned by the Parent Guarantor or one or more of its Subsidiaries or the Parent Guarantor and one or more of its Subsidiaries, (iii) for which the Mozambique Joint Venture Leverage Ratio is less than 1.00 to 1.00, and (iv) such Mozambique Joint Venture is validly existing under the Laws of its jurisdiction of organization or formation (or equivalent).

“Mozambique Joint Venture Consolidated Net Income” means, for any period, the net income (or deficit) of the Mozambique Joint Venture for such period, determined on a consolidated basis in accordance with GAAP, but excluding in any event (i) any extraordinary gain or loss (net of any tax effect) and (ii) net earnings of any Person (other than a Subsidiary) in which such Mozambique Joint Venture has an ownership interest unless such net earnings shall have actually been received by such Mozambique Joint Venture in the form of cash distributions.
“Mozambique Joint Venture EBITDA” means, for any period, with respect to the Mozambique Joint Venture an amount equal to Mozambique Joint Venture Consolidated Net Income for such period plus, without duplication, (i) the following to the extent deducted in calculating such Mozambique Joint Venture Consolidated Net Income: (a) Mozambique Joint Venture Interest Charges for such period, (b) the provision for federal, state, local and foreign income taxes payable by such Mozambique Joint Venture for such period, (c) depreciation and amortization expense and (d) other non-recurring expenses of such Mozambique Joint Venture reducing such Mozambique Joint Venture Consolidated Net Income which do not represent a cash item in such period or any future period and minus, without duplication, (ii) the following to the extent included in calculating such Mozambique Joint Venture Consolidated Net Income: (a) federal, state, local and foreign income tax credits of such Mozambique Joint Venture for such period and (b) all non-cash items increasing Mozambique Joint Venture Consolidated Net Income for such period.
“Mozambique Joint Venture Interest Charges” means, for any period, with respect to the Mozambique Joint Venture, the sum of (i) all interest, premium payments, debt discount, fees, charges and related expenses of such Mozambique Joint Venture in connection with borrowed money (including capitalized interest) or in connection with the deferred purchase price of assets, in each case to the extent treated as interest in accordance with GAAP, and (ii) the portion of rent expense of such Mozambique Joint Venture with respect to such period under capital leases that is treated as interest in accordance with GAAP.
“Mozambique Joint Venture Leverage Ratio” means, as of any date of determination, for the Mozambique Joint Venture, the ratio of (i) Indebtedness for such Mozambique Joint Venture, on a consolidated basis, to (ii) Mozambique Joint Venture EBITDA for the period of the four prior fiscal quarters ending on or most recently ended prior to such date.
“Multiemployer Plan” means any Plan that is a “multiemployer plan” (as such term is defined in section 4001(a)(3) of ERISA).
“NAIC” means the National Association of Insurance Commissioners or any successor thereto.
“Non-U.S. Plan” means any plan, fund or other similar program that (a) is established or maintained outside the United States of America by any Obligor or any Subsidiary primarily for the benefit of employees of an Obligor or one or more Subsidiaries residing outside the United States of America, which plan, fund or other similar program provides, or results in, retirement income, a deferral of income in contemplation of retirement or payments to be made upon termination of employment, and (b) is not subject to ERISA or the Code.
“Notes” is defined in Section 1.
“Obligors” is defined in the Preamble.
“OFAC” is defined in Section 5.16(a).
“OFAC Listed Person” is defined in Section 5.16(a).
“OFAC Sanctions Program” means any economic or trade sanction that OFAC is responsible for administering and enforcing. A list of OFAC Sanctions Programs may be found at http://www.treasury.gov/resource‑center/sanctions/Programs/Pages/Programs.aspx.
“Off‑Balance Sheet Liabilities” of a Person means (a) any repurchase obligation or liability of such Person or any of its Subsidiaries with respect to Receivables sold by such Person or any of its Subsidiaries, (b) any liability of such Person or any of its Subsidiaries under any sale and leaseback transactions which do not create a liability on the consolidated balance sheet of such Person, (c) any liability of such Person or any of its Subsidiaries under any financing lease or so‑called “synthetic lease” or “tax ownership operating lease” transaction, or (d) any obligations of such Person or any of its Subsidiaries arising with respect to any other transaction which is the functional equivalent of or takes the place of borrowing but which does not constitute a liability on the consolidated balance sheets of such Person and its Subsidiaries.
“Officer’s Certificate” means a certificate of a Senior Financial Officer or of any other officer of an Obligor whose responsibilities extend to the subject matter of such certificate or an authorized representative or signor of an Obligor.
“Parent Guarantor” means Chicago Bridge & Iron Company N.V., a corporation organized under the laws of The Netherlands.
“PBGC” means the Pension Benefit Guaranty Corporation referred to and defined in ERISA or any successor thereto.
“Performance Letter of Credit” means any letter of credit issued or deemed issued to secure ordinary course performance obligations of the Parent Guarantor or a Subsidiary in connection with active construction projects (including projects about to be commenced) or bids for prospective construction projects.
“Person” means an individual, partnership, corporation, limited liability company, association, trust, unincorporated organization, business entity or Governmental Authority.

“Plan” means an Employee Benefit Plan subject to Title I of ERISA that is or, within the preceding five years, has been established or maintained, or to which contributions are or, within the preceding five years, have been made or required to be made, by an Obligor or any ERISA Affiliate or with respect to which an Obligor or any ERISA Affiliate may have any liability.
“Preferred Stock” means any class of capital stock of a Person that is preferred over any other class of capital stock (or similar equity interests) of such Person as to the payment of dividends or the payment of any amount upon liquidation or dissolution of such Person.
“Priority Debt” means (without duplication), as of the date of any determination thereof, the sum of (i) all unsecured Indebtedness of Subsidiaries, including all of their Guaranties of Indebtedness of any Obligor, but excluding (w) Indebtedness owing to (1) any Obligor or (2) any other Subsidiary, (x) Indebtedness outstanding at the time such Person became a Subsidiary, provided that such Indebtedness has not been incurred in contemplation of such person becoming a Subsidiary, (y) all Indebtedness of the Company and the Subsidiary Guarantors, and (z) the undrawn portion of any Performance Letters of Credit and obligations with respect to all reimbursement agreements related thereto, and (ii) all Indebtedness of any Obligor and their Subsidiaries secured by Liens, other than Indebtedness secured by Liens permitted by subparagraphs (a) through (n), inclusive, of Section 10.6.
“property” or “properties” means, unless otherwise specifically limited, real or personal property of any kind, tangible or intangible, choate or inchoate.
“Proposed Prepayment Date” is defined in Section 8.7(b).
“PTE” is defined in Section 6.2(a).
“Purchaser” is defined in the first paragraph of this Agreement.
“Qualified Institutional Buyer” means any Person who is a “qualified institutional buyer” within the meaning of such term as set forth in Rule 144A(a)(1) under the Securities Act.
“Ratable Portion” means, with respect of any holder of any Note upon the sale, loss or other disposition pursuant to Section 10.3, an amount equal to the product of (x) the net proceeds being so applied to the prepayment of Senior Indebtedness in accordance with Section 10.3(2), multiplied by (y) a fraction the numerator of which is the outstanding principal amount of such Note and the denominator of which is the aggregate outstanding principal amount of Senior Indebtedness of the Company and its Subsidiaries being prepaid pursuant to Section 10.3(2).
“Receivable(s)” means and includes all of the Parent Guarantor’s and its consolidated Subsidiaries’ presently existing and hereafter arising or acquired accounts, accounts receivable, and all present and future rights of the Parent Guarantor or its Subsidiaries, as applicable, to payment for goods sold or leased or for services rendered (except those evidenced by instruments or chattel paper), whether or not they have been earned by performance, and all rights in any merchandise or goods which any of the same may represent, and all rights, title, security and guaranties with respect to each of the foregoing, including, without limitation, any right of stoppage in transit.
“Related Fund” means, with respect to any holder of any Note, any fund or entity that (i) invests in Securities or bank loans, and (ii) is advised or managed by such holder, the same investment advisor as such holder or by an affiliate of such holder or such investment advisor.
“Required Holders” means at any time (i) prior to Closing, the Purchasers and (ii) on or after the Closing, the holders of at least 51% in principal amount of the Notes at the time outstanding (exclusive of Notes then owned by the Obligors or any of their respective Affiliates).
“Requirements of Law” means, as to any Person, the charter and by‑laws or other organizational or governing documents of such Person, and any law, rule or regulation, or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject including, without limitation, the Securities Act of 1933, the Securities Exchange Act of 1934, Regulations T, U and X, ERISA, the Fair Labor Standards Act, the Worker Adjustment and Retraining Notification Act, Americans with Disabilities Act of 1990, and any certificate of occupancy, zoning ordinance, building, environmental or land use requirement or permit or environmental, labor, employment, occupational safety or health law, rule or regulation, including Environmental, Health or Safety Requirements of Law.
“Responsible Officer” means any Senior Financial Officer and any other officer of the Company or the Parent Guarantor, as applicable, with responsibility for the administration of the relevant portion of this Agreement.
“Revolving Credit Facility” means the Revolving Credit Agreement dated as of December 21, 2012, among the Parent Guarantor, the Company, certain Subsidiaries of the Parent Guarantor, as Guarantors and as Subsidiary Borrowers, Bank of America, N.A., as Administrative Agent, and the other financial institutions party thereto, as amended, replaced or otherwise modified and in effect.
“SEC” means the Securities and Exchange Commission of the United States, or any successor thereto.
“Securities” or “Security” shall have the meaning specified in Section 2(1) of the Securities Act.
“Securities Act” means the Securities Act of 1933, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect.
“Senior Indebtedness” means, as of the date of any determination thereof, Indebtedness determined on a consolidated basis of an Obligor and its Subsidiaries, other than Subordinated Indebtedness.

“Senior Financial Officer” means the chief financial officer, principal accounting officer, treasurer or comptroller of the Company or the Parent Guarantor, as applicable.
“Separate Account” is defined in Section 6.2(a).
“Shaw Acquisition” means the acquisition of The Shaw Group Inc. by the Parent Guarantor (by means of a merger of a Subsidiary thereof with and into The Shaw Group Inc.) pursuant to the Transaction Agreement as in effect on December 27, 2012.
“Subordinated Indebtedness” means all unsecured Indebtedness of any Obligor and its Subsidiaries which shall contain or have applicable thereto subordination provisions providing for the subordination thereof to other Indebtedness of such Obligor and such Subsidiary (including, without limitation, the obligations of the Obligors under this Agreement or the Notes).
“Subsidiary” means, as to any Person, any corporation, association or other business entity in which such Person or one or more of its Subsidiaries or such first Person and one or more of its Subsidiaries owns sufficient equity or voting interests to enable it or them (as a group) ordinarily, in the absence of contingencies, to elect a majority of the directors (or Persons performing similar functions) of such entity, and any partnership, limited liability company or joint venture if more than 50% interest in the profits or capital thereof is owned by such Person or one or more of its Subsidiaries or such Person and one or more of its Subsidiaries (unless such partnership or joint venture can and does ordinarily take major business actions without the prior approval of such Person or one or more of its Subsidiaries). Unless the context otherwise clearly requires, any reference to a “Subsidiary” is a reference to a Subsidiary of the Parent Guarantor.
“Subsidiary Borrower” is defined in Section 8.7(g).
“Subsidiary Guarantor” means any Subsidiary that executes and delivers a Subsidiary Guarantee on the date of Closing and, thereafter, in accordance with Section 9.8 hereof; provided that any Person constituting a Subsidiary Guarantor as defined in the preceding clause will cease to constitute a Subsidiary Guarantor when, in accordance with the terms hereof, it is released from its Subsidiary Guarantee.
“Subsidiary Guarantee” is defined in Section 2.3.
“SVO” means the Securities Valuation Office of the NAIC or any successor to such Office.
“Tax” means any tax (whether income, documentary, sales, stamp, registration, issue, capital, property, excise or otherwise), duty, assessment, levy, impost, fee, compulsory loan, charge or withholding imposed by any Governmental Authority or any taxing authority thereof.
“Taxing Jurisdiction” is defined in Section 13.

“Term Facility” means a senior term loan facility dated as of December 21, 2012, initially providing for term loans in an aggregate principal amount of up to $1.0 billion (as may be increased pursuant to the accordion feature) with Bank of America, N.A. as administrative agent, the Company, as borrower and the Parent Guarantor and certain of its Subsidiaries as guarantors, and other financial institutions party thereto as amended, replaced, or otherwise modified and in effect from time to time.
“Transaction” means the Shaw Acquisition, the payment of fees and expenses in connection therewith, any issuance by the Parent Guarantor of its common equity to consummate the Transaction or refinance any debt issued to consummate the Transaction, and any combination of the entering into and funding of the Term Facility, the issuance and placement of the Notes, the entering into and funding of the Bridge Facility, the amendment of the Existing Revolving Credit Agreement pursuant to Amendment No. 2 thereto dated as of December 21, 2012, the amendment of the Existing Term Facility pursuant to Third Amendment thereto dated December 21, 2012, and the entering into and funding under the Revolving Credit Facility.
“United States Person” means “United States person” as defined in Section 7701(a)(30) of the Code.
“USA Patriot Act” means United States Public Law 107-56, Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA PATRIOT ACT) Act of 2001, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect.
“U.S. Economic Sanctions” is defined in Section 5.16(a).
“Wholly-Owned Subsidiary” means, at any time, any Subsidiary one hundred percent of all of the equity interests (except directors’ qualifying shares or shares required by applicable law to be owned by another Person) and voting interests of which are owned by any one or more of either Obligor and such Obligor’s other Wholly-Owned Subsidiaries at such time.

DISCLOSURE MATERIALS1

•	CB&I Investor Presentation, dated June 2, 2015.

•	Investor Due Diligence Presentation, dated July 17, 2015.

1 To be kept Confidential.

SCHEDULE 5.3
(to Note Purchase and Guarantee Agreement)

SUBSIDIARIES OF THE PARENT GUARANTOR AND OWNERSHIP
OF SUBSIDIARY STOCK; LIENS; RESTRICTIVE AGREEMENTS

(a) Subsidiaries:
See attached
(b) Liens on Ownership Interests Described in (a) above:
None.
(d) Restrictive Agreements.

1.	The 2015 Term Loan Agreement, the Revolving Credit Agreement, the Existing Credit Agreement and the Term Facility

SCHEDULE 5.4
(to Note Purchase and Guarantee Agreement)

Subsidiaries

Entity Name	Domestic Jurisdiction	Owner Name	Security Name	Balance	Percent Owned
850 PINE STREET INC.	Delaware	CB&I Tyler Company	Common Shares	1,000.000000	100.000000
A & B Builders, Ltd. (MANAGED BY MATRIX MANAGEMENT SERVICES, L.L.C.)	Texas	Matrix Engineering, Ltd. (MANAGED BY HOWE-BAKER INTERNATIONAL MANAGEMENT, L.L.C.)	Percentage Ownership Interest	99.000000	99.000000
A & B Builders, Ltd. (MANAGED BY MATRIX MANAGEMENT SERVICES, L.L.C.)	Texas	Matrix Management Services, L.L.C.	Percentage Ownership Interest	1.000000	1.000000
Accelerated Remediation Company, A Portage Shaw LLC	New Mexico	CB&I Federal Services LLC	Percentage Ownership Interest	49.000000	49.000000
Accelerated Remediation Company, A Portage Shaw LLC	New Mexico	Portage, Inc.	Percentage Ownership Interest	51.000000	51.000000
Aiton & Co Limited	England & Wales	Shaw Group UK Limited	Common Shares	1.000000	100.000000
American Plastic Pipe and Supply, L.L.C.	Louisiana	EMCON/OWT, Inc.	Percentage Ownership Interest	100.000000	100.000000
Arabian CBI Ltd.	Saudi Arabia	Alfadl, Abdullah Ibrahim A.	Common Shares	30.000000	7.500000
Arabian CBI Ltd.	Saudi Arabia	Alfadl, Saleh Abdullah	Common Shares	70.000000	17.500000
Arabian CBI Ltd.	Saudi Arabia	Chicago Bridge & Iron Company B.V.	Common Shares	300.000000	75.000000
Arabian CBI Tank Manufacturing Company Ltd.	Saudi Arabia	Chicago Bridge & Iron Company B.V.	Common Shares	300.000000	75.000000
Arabian CBI Tank Manufacturing Company Ltd.	Saudi Arabia	Commercial & Industrial Services Co. Ltd.	Common Shares	100.000000	25.000000
Arabian Gulf Material Supply Company, Ltd.	Cayman Islands	Chicago Bridge & Iron (Antilles) N. V.	Common Shares	2.000000	100.000000
Arlington Avenue E Venture, LLC	Delaware	LandBank Properties, L.L.C.	Percentage Ownership Interest	100.000000	100.000000
Asia Pacific Supply Co.	Delaware	Chicago Bridge & Iron Company	Common Shares	100.000000	100.000000

5.4-2

Atlantic Contingency Constructors II, LLC	Delaware	AECOM Government Services, Inc.	Percentage Ownership Interest	40.000000	40.000000
Atlantic Contingency Constructors II, LLC	Delaware	Shaw Home Louisiana, Inc.	Percentage Ownership Interest	60.000000	60.000000
Atlantic Contingency Constructors, LLC	Louisiana	AECOM Government Services, Inc.	Percentage Ownership Interest	40.000000	40.000000
Atlantic Contingency Constructors, LLC	Louisiana	CB&I Federal Services LLC	Percentage Ownership Interest	60.000000	60.000000
Atlantis Contractors Inc.	Delaware	Chicago Bridge & Iron Company	Common Shares	100.000000	100.000000
Babcock & Wilcox Shaw Remediation LLC	Delaware	Babcock & Wilcox Technical Services Group, Inc.	Percentage Ownership Interest	70.000000	70.000000
Babcock & Wilcox Shaw Remediation LLC	Delaware	CB&I Federal Services LLC	Percentage Ownership Interest	30.000000	30.000000
Bellefontaine Gas Producers, LLC	Delaware	DTE Biomass Energy, Inc.	Percentage Ownership Interest	50.000000	50.000000
Bellefontaine Gas Producers, LLC	Delaware	EMCON/OWT, Inc.	Percentage Ownership Interest	50.000000	50.000000
Benicia North Gateway II, L.L.C.	Louisiana	LandBank Properties, L.L.C.	Percentage Ownership Interest	100.000000	100.000000
Black & Veatch/Shaw/Dvirka and Bartilucci, a Joint Venture	Unknown	Black & Veatch New York, LLP	Percentage Ownership Interest	34.800000	34.800000
Black & Veatch/Shaw/Dvirka and Bartilucci, a Joint Venture	Unknown	Dvirka and Bartilucci Consulting Engineers	Percentage Ownership Interest	32.600000	32.600000
Black & Veatch/Shaw/Dvirka and Bartilucci, a Joint Venture	Unknown	Shaw Environmental & Infrastructure Engineering of New York, P.C.	Percentage Ownership Interest	32.600000	32.600000
Camden Road Venture, LLC	Delaware	LandBank Properties, L.L.C.	Percentage Ownership Interest	100.000000	100.000000
Cape Steel Material Supply Company, Ltd.	Cayman Islands	Chicago Bridge & Iron (Antilles) N. V.	Common Shares	2.000000	100.000000
CB&I (Nigeria) Limited	Nigeria	CB&I Europe B.V.	Common Shares	1.000000	0.000020

5.4-3

CB&I (Nigeria) Limited	Nigeria	Chicago Bridge & Iron Company B.V.	Common Shares	4,999,999.000000	99.999980
CB&I AREVA MOX Services, LLC	South Carolina	AREVA NC INC	Percentage Ownership Interest	30.000000	30.000000
CB&I AREVA MOX Services, LLC	South Carolina	CB&I Project Services Group, LLC	Percentage Ownership Interest	70.000000	70.000000
CB&I Brazil Holdings, Inc.	Louisiana	CB&I International, Inc.	Common Shares	100.000000	100.000000
CB&I Cairo, L.L.C.	Egypt	CB&I Nederland B.V.	Common Shares	14,405.000000	10.000000
CB&I Cairo, L.L.C.	Egypt	CB&I Oil & Gas Europe B.V.	Common Shares	129,645.000000	90.000000
CB&I Clearfield, Inc.	Delaware	The Shaw Group Inc.	Common Shares	10,000,000.000000	100.000000
CB&I Coastal Planning & Engineering, Inc.	Florida	CB&I Government Solutions, Inc.	Common Shares	1,135,593.000000	100.000000
CB&I Coastal, Inc.	Louisiana	CB&I Government Solutions, Inc.	Common Shares	1,000.000000	100.000000
CB&I Cojafex B.V.	The Netherlands	The Shaw Group Inc.	Common Shares	4.000000	100.000000
CB&I Constructors Limited	United Kingdom	CB&I Holdings (UK) Limited	Common Shares	163,536.000000	100.000000
CB&I Contractors, Inc.	Louisiana	The Shaw Group Inc.	Common Shares	100.000000	100.000000
CB&I E & I Investment Holdings, Inc.	Louisiana	CB&I Government Solutions, Inc.	Common Shares	1,000.000000	100.000000
CB&I El Dorado, Inc.	Arkansas	The Shaw Group Inc.	Common Shares	520.000000	100.000000
CB&I Energy Services, LLC	Louisiana	CB&I Maintenance, Inc.	Percentage Ownership Interest	100.000000	100.000000
CB&I Engineering and Construction Consultant (Shanghai) Co. Ltd.	Shanghai	CB&I Europe B.V.	Capital Contributions	140,000.000000	100.000000
CB&I Environmental & Infrastructure Massachusetts, Inc.	Louisiana	CB&I Government Solutions, Inc.	Common Shares	1,000.000000	100.000000
CB&I Environmental & Infrastructure, Inc.	Louisiana	CB&I Government Solutions, Inc.	Common Shares	1,000.000000	100.000000
CB&I Environmental Liability Solutions, L.L.C.	Louisiana	CB&I E & I Investment Holdings, Inc.	Percentage Ownership Interest	100.000000	100.000000

5.4-4

CB&I Europe B.V.	The Netherlands	CB&I Power Company B.V.	Common Shares	40.000000	100.000000
CB&I Fabrication, LLC	Louisiana	The Shaw Group Inc.	Percentage Ownership Interest	100.000000	100.000000
CB&I Federal Services LLC	Louisiana	CB&I Government Solutions, Inc.	Percentage Ownership Interest	100.000000	100.000000
CB&I Finance Company Limited	Dublin	Chicago Bridge & Iron Company B.V.	Common Shares	2.000000	100.000000
CB&I Global Operations International, Pte. Ltd.	Singapore	CB&I Singapore Pte. Ltd.	Ordinary Shares	1.000000	100.000000
CB&I Global Operations US Pte. Ltd.	Singapore	CB&I Singapore Pte. Ltd.	Common Shares	9.000000	90.000000
CB&I Global Operations US Pte. Ltd.	Singapore	Chicago Bridge & Iron Company	Common Shares	1.000000	10.000000
CB&I Global, L.L.C.	Delaware	Shaw Overseas (Far East) Ltd.	Percentage Ownership Interest	100.000000	100.000000
CB&I Government Solutions, Inc.	Louisiana	The Shaw Group Inc.	Common Shares	1,000.000000	100.000000
CB&I Holdings (UK) Limited	United Kingdom	Chicago Bridge & Iron Company B.V.	Common Shares	1,000,001.000000	100.000000
CB&I Holdings (UK) Limited	United Kingdom	Chicago Bridge & Iron Company B.V.	Ordinary	180,600,000.000000	60.670247
CB&I Holdings B.V.	The Netherlands	Chicago Bridge & Iron Company N.V.	Registered Shares	1,800,000.000000	100.000000
CB&I HOUSTON 06 LLC	Delaware	CB&I UK LIMITED	Percentage Ownership Interest	100.000000	100.000000
CB&I HOUSTON 08 LLC	Delaware	CB&I UK LIMITED	Percentage Ownership Interest	100.000000	100.000000
CB&I HOUSTON 09 LLC	Delaware	CB&I Tyler Company	Percentage Ownership Interest	100.000000	100.000000
CB&I HOUSTON 10 LLC	Delaware	CB&I UK LIMITED	Percentage Ownership Interest	100.000000	100.000000
CB&I HOUSTON 11 LLC	Delaware	CB&I Tyler Company	Percentage Ownership Interest	100.000000	100.000000
CB&I HOUSTON 12 LLC	Delaware	CB&I UK LIMITED	Percentage Ownership Interest	100.000000	100.000000

5.4-5

CB&I HOUSTON 13 LLC	Delaware	CB&I UK LIMITED	Percentage Ownership Interest	100.000000	100.000000
CB&I HOUSTON LLC	Delaware	CB&I UK LIMITED	Percentage Ownership Interest	100.000000	100.000000
CB&I Hungary Holding Limited Liabiltiy Company (CBI Hungary Kft.)	Hungary	Chicago Bridge & Iron (Antilles) N. V.	Registered Capital	14,500.000000	96.666667
CB&I Hungary Holding Limited Liabiltiy Company (CBI Hungary Kft.)	Hungary	Chicago Bridge & Iron Company B.V.	Registered Capital	500.000000	3.333333
CB&I Inc.	Texas	Chicago Bridge & Iron Company	Common Shares	1,000,000.000000	100.000000
CB&I India Private Limited	India	CB&I Oil & Gas Europe B.V.	Registered Shares	21,139,708.000000	98.969328
CB&I India Private Limited	India	Chicago Bridge & Iron Company B.V.	Registered Shares	220,150.000000	1.030672
CB&I International, Inc.	Louisiana	The Shaw Group Inc.	Common Shares	1,000.000000	100.000000
CB&I Korea Limited	Korea	CB&I Oil & Gas Europe B.V.	Ordinary Shares	50,000.000000	100.000000
CB&I Lake Charles, L.L.C.	Louisiana	The Shaw Group Inc.	Percentage Ownership Interest	100.000000	100.000000
CB&I Laurens, Inc.	South Carolina	The Shaw Group Inc.	Common Shares	1,000.000000	100.000000
CB&I London	London	CB&I Paddington Limited	Membership Units	1.000000	100.000000
CB&I Lummus Crest Ltd.	England	CB&I Nederland B.V.	Common Shares	1,000.000000	100.000000
CB&I Lummus Deutschland GmbH	GERMANY	CB&I Lummus GmbH	Capitalization in Dollars	50,000.000000	100.000000
CB&I Lummus GmbH	GERMANY	CB&I Oil & Gas Europe B.V.	Capitalization in DM	2,600,000.000000	100.000000
CB&I Lummus Ltda.	Brazil	Lummus International Corporation	Capitalization in Rs	2.000000	0.000003
CB&I Lummus Ltda.	Brazil	Lummus Technology Inc.	Capitalization in Rs	59,300,417.000000	99.999997
CB&I Maintenance, Inc.	Louisiana	The Shaw Group Inc.	Common Shares	10,000.000000	100.000000
CB&I Malta Limited	Malta	CB&I Nederland B.V.	Common Shares	1.000000	0.001000
CB&I Malta Limited	Malta	CB&I Oil & Gas Europe B.V.	Common Shares	99,999.000000	99.999000
CB&I Matamoros, S. de R. L. de C.V.	Matamoros, Tamauilipas - Mexico	CB&I Rio Grande Holdings, L.L.C.	Percentage Ownership Interest	1.000000	1.000000

5.4-6

CB&I Matamoros, S. de R. L. de C.V.	Matamoros, Tamauilipas - Mexico	CB&I Rio Grande Valley Fabrication & Manufacturing, L.L.C.	Percentage Ownership Interest	99.000000	99.000000
CB&I Mauritius	Mauritius	CB&I Oil & Gas Europe B.V.	Common Shares	10.000000	100.000000
CB&I Meio Ambiente e Infraestructura LTDA.	Brazil	CB&I Coastal Planning & Engineering, Inc.	Quota	2,048,827.000000	42.714588
CB&I Meio Ambiente e Infraestructura LTDA.	Brazil	Shaw GBB, LLC	Quota	2,747,724.000000	57.285412
CB&I Middle East Holding, Inc.	Cayman Islands	CB&I International, Inc.	Common Shares	100.000000	100.000000
CB&I Mozambique Limitada	Mozambique	CB&I Mauritius	Capitalization in MT	15,468,700.000000	99.000314
CB&I Mozambique Limitada	Mozambique	CBI Constructors FZE	Capitalization in MT	156,200.000000	0.999686
CB&I Nederland B.V.	The Netherlands	CB&I Oil & Gas Europe B.V.	Common Shares	54,454.000000	100.000000
CB&I North Carolina, Inc.	North Carolina	CB&I Stone & Webster, Inc.	Common Shares	330.000000	100.000000
CB&I Nuclear Technology Solutions, L.L.C.	Delaware	S C Woods, L.L.C.	Percentage Ownership Interest	100.000000	100.000000
CB&I Offshore Services, Inc.	Louisiana	CB&I Energy Services, LLC	Common Shares	1,500.000000	100.000000
CB&I Oil & Gas Europe B.V.	The Netherlands	Chicago Bridge & Iron Company B.V.	Common Shares	225.000000	100.000000
CB&I Paddington Limited	London	CB&I Tyler Company	Common Shares	3,589,077.000000	100.000000
CB&I Power Company B.V.	The Netherlands	Chicago Bridge & Iron Company B.V.	Common Shares	42,889,195.000000	100.000000
CB&I Power International, Inc.	Louisiana	CB&I International, Inc.	Common Shares	1,000.000000	100.000000
CB&I Power Limited	England & Wales	Shaw Group UK Holdings	Common Shares	1.000000	100.000000
CB&I Power, Inc.	Louisiana	The Shaw Group Inc.	Common Shares	1,000.000000	100.000000
CB&I Project Services Group, LLC	Delaware	CB&I Stone & Webster, Inc.	Percentage Ownership Interest	100.000000	100.000000
CB&I Rio Grande Holdings, L.L.C.	Louisiana	CB&I Rio Grande Valley Fabrication & Manufacturing, L.L.C.	Percentage Ownership Interest	100.000000	100.000000

5.4-7

CB&I Rio Grande Valley Fabrication & Manufacturing, L.L.C.	Louisiana	Shaw Power Services, LLC	Percentage Ownership Interest	100.000000	100.000000
CB&I Rusland B.V.	The Netherlands	CB&I Oil & Gas Europe B.V.	Common Shares	18,000.000000	100.000000
CB&I s.r.o.	Czech Republic	CB&I Oil & Gas Europe B.V.	Common Shares	100,000.000000	100.000000
CB&I Singapore Pte. Ltd.	Singapore	CB&I Oil & Gas Europe B.V.	Capitalization in SGD	527,802.000000	100.000000
CB&I Stone & Webster Asia, Inc.	Louisiana	CB&I Stone & Webster, Inc.	Common Shares	1,000.000000	100.000000
CB&I Stone & Webster Construction, Inc.	Louisiana	CB&I Stone & Webster, Inc.	Common Shares	1,000.000000	100.000000
CB&I Stone & Webster International, Inc.	Delaware	CB&I Stone & Webster, Inc.	Common Shares	1,000.000000	100.000000
CB&I Stone & Webster Massachusetts, Inc.	Massachusetts	CB&I Stone & Webster, Inc.	Common Shares	1,000.000000	100.000000
CB&I Stone & Webster Michigan, Inc.	Michigan	CB&I Stone & Webster, Inc.	Common Shares	1,000.000000	100.000000
CB&I Stone & Webster, Inc.	Louisiana	The Shaw Group Inc.	Common Shares	1,000.000000	100.000000
CB&I Sustainable Design Solutions of Illinois, LLC	Illinois	CB&I Federal Services LLC	Percentage Ownership Interest	33.330000	33.330000
CB&I Sustainable Design Solutions of Illinois, LLC	Illinois	Donovan, Tom	Percentage Ownership Interest	33.330000	33.330000
CB&I Sustainable Design Solutions of Illinois, LLC	Illinois	Peirce, Kevin	Percentage Ownership Interest	33.330000	33.330000
CB&I Technology Ventures, Inc.	Delaware	Lummus Technology Inc.	Common Shares	100.000000	100.000000
CB&I Tyler Company	Delaware	CB&I WOODLANDS LLC	Preferred Shares	10.000000	100.000000
CB&I Tyler Company	Delaware	Chicago Bridge & Iron Company	Common Shares	1,000.000000	100.000000
CB&I UK LIMITED	London	Chicago Bridge & Iron (Antilles) N. V.	Common Shares	1.000000	0.000001
CB&I UK LIMITED	London	Chicago Bridge & Iron Company B.V.	Ordinary	155,600,000.000000	100.000000
CB&I Walker LA, L.L.C.	Louisiana	CB&I Fabrication, LLC	Percentage Ownership Interest	100.000000	100.000000

5.4-8

CB&I WOODLANDS LLC	Delaware	CB&I Tyler Company	Percentage Ownership Interest	100.000000	100.000000
CB&I/EBS JV, A JOINT VENTURE	Unknown	CB&I Government Solutions, Inc.	Percentage Ownership Interest	60.000000	60.000000
CB&I/EBS JV, A JOINT VENTURE	Unknown	Environmental Building Strategies, LLC ("EBS")	Percentage Ownership Interest	40.000000	40.000000
CBI (Malaysia) Sdn. Bhd.	Malaysia	Bin Ali, Datuk Abdullah	Common Shares	421,000.000000	25.149343
CBI (Malaysia) Sdn. Bhd.	Malaysia	Bin Ali, Haji Sulaiman	Common Shares	140,000.000000	8.363202
CBI (Malaysia) Sdn. Bhd.	Malaysia	Chicago Bridge & Iron Company B.V.	Common Shares	1,065,000.000000	63.620072
CBI (Malaysia) Sdn. Bhd.	Malaysia	Nee, James Lee Key	Common Shares	30,000.000000	1.792115
CBI (Philippines) Inc.	Philippines	Badong, Orlando B.	Common Shares	1.000000	0.000083
CBI (Philippines) Inc.	Philippines	Bennett, Peter K.	Common Shares	1.000000	0.000083
CBI (Philippines) Inc.	Philippines	Chicago Bridge & Iron Company B.V.	Common Shares	1,199,993.000000	99.999417
CBI (Philippines) Inc.	Philippines	Dizon, Rommel N.	Common Shares	1.000000	0.000083
CBI (Philippines) Inc.	Philippines	Loft, Geoffrey Ronald	Common Shares	1.000000	0.000083
CBI (Philippines) Inc.	Philippines	Santos, Leonila M.	Common Shares	1.000000	0.000083
CBI (Philippines) Inc.	Philippines	Uy, Romulo J.	Common Shares	1.000000	0.000083
CBI (Philippines) Inc.	Philippines	Willard, Douglas Arthur	Common Shares	1.000000	0.000083
CBI (Thailand) Limited	Bangkok Metropolis, Thailand	CBIT I, LLC	Common Shares	499,998.000000	49.999800
CBI (Thailand) Limited	Bangkok Metropolis, Thailand	CBIT II, LLC	Common Shares	1.000000	0.000100
CBI (Thailand) Limited	Bangkok Metropolis, Thailand	CBIT III, LLC	Common Shares	1.000000	0.000100
CBI (Thailand) Limited	Bangkok Metropolis, Thailand	CBIT IV, LLC	Common Shares	1.000000	0.000100
CBI (Thailand) Limited	Bangkok Metropolis, Thailand	Chicago Bridge & Iron Company B.V.	Common Shares	499,998.000000	49.999800

5.4-9

CBI (Thailand) Limited	Bangkok Metropolis, Thailand	Han, Pin-Chung	Common Shares	1.000000	0.000100
CBI Americas Ltd.	Delaware	Chicago Bridge & Iron Company	Common Shares	10,000.000000	100.000000
CBI Aruba N.V.	ARUBA	Chicago Bridge & Iron Company B.V.	Common Shares	100.000000	100.000000
CBI Bahamas Limited	Bahamas	Chicago Bridge & Iron (Antilles) N. V.	Common Shares	5,000.000000	100.000000
CBI Caribe, Ltd.	Delaware	Chicago Bridge & Iron Company	Common Shares	2,128.000000	60.800000
CBI Colombiana S.A.	Cartagena	Calcedo, Jaime Eduardo Trujillo	Common Shares	0.001000	0.000000
CBI Colombiana S.A.	Cartagena	Carvajal, Martha Tatiana Garces	Common Shares	0.001000	0.000000
CBI Colombiana S.A.	Cartagena	CBI Bahamas Limited	Common Shares	8,499,349.000000	5.000008
CBI Colombiana S.A.	Cartagena	Chicago Bridge & Iron Company B.V.	Common Shares	161,487,351.997000	94.999992
CBI Colombiana S.A.	Cartagena	Montgomery, Clare	Common Shares	0.001000	0.000000
CBI Company Ltd.	Delaware	Chicago Bridge & Iron Company	Common Shares	5,310.000000	100.000000
CBI Constructors (PNG) Pty. Limited	Papua New Guinea	CBI Constructors Pty. Ltd.	Common Shares	100,000.000000	100.000000
CBI Constructors FZE	Dubai	Chicago Bridge & Iron (Antilles) N. V.	Common Shares	1.000000	100.000000
CBI Constructors Pty. Ltd.	New South Wales	Chicago Bridge & Iron Company B.V.	Common Shares	302,623.000000	100.000000
CBI Constructors S.A. (Proprietary) Limited	South Africa	Chicago Bridge & Iron Company B.V.	Common Shares	263,000.000000	100.000000
CBI Costa Rica, S.A.	Costa Rica	CB&I Power Company B.V.	Common Shares	1.000000	0.050000
CBI Costa Rica, S.A.	Costa Rica	Chicago Bridge & Iron Company B.V.	Common Shares	1,999.000000	99.950000
CBI de Nicaragua, Sociedad Anónima	Nicaragua	CBI Caribe, Ltd.	Common Shares	1.000000	0.100000
CBI de Nicaragua, Sociedad Anónima	Nicaragua	CBI Company Ltd.	Common Shares	998.000000	99.800000
CBI de Nicaragua, Sociedad Anónima	Nicaragua	Chicago Bridge & Iron Company	Common Shares	1.000000	0.100000
CBI de Venezuela, C. A.	Venezuela	Chicago Bridge & Iron Company	Common Shares	25,050.000000	1.000000
CBI Dominicana, SRL	Dominican Republic	Browning, Walter G.	Ordinary Shares	1.000000	0.014493
CBI Dominicana, SRL	Dominican Republic	Canals, Cesar E.	Ordinary Shares	1.000000	0.014493

5.4-10

CBI Dominicana, SRL	Dominican Republic	Chicago Bridge & Iron Company B.V.	Ordinary Shares	6,894.000000	99.913043
CBI Dominicana, SRL	Dominican Republic	Lopez, Sergio	Ordinary Shares	1.000000	0.014493
CBI Dominicana, SRL	Dominican Republic	Novak, Timothy	Ordinary Shares	1.000000	0.014493
CBI Dominicana, SRL	Dominican Republic	Rector, Ronald B.	Ordinary Shares	1.000000	0.014493
CBI Dominicana, SRL	Dominican Republic	Schmidt, Kenneth L.	Ordinary Shares	1.000000	0.014493
CBI Eastern Anstalt	Vaduz, Liechtenstein	Chicago Bridge & Iron (Antilles) N. V.	Common Shares	1.000000	100.000000
CBI Jamaica Limited	JAMAICA	Chicago Bridge & Iron Company B.V.	Common Shares	5,000.000000	100.000000
CBI Luxembourg S.a.r.l.	Luxembourg	Chicago Bridge & Iron Company B.V.	Common Shares	800.000000	100.000000
CBI Montajes de Chile Limitada	Chile	Chicago Bridge & Iron (Antilles) N. V.	Class A Common Shares	10.000000	1.000000
CBI Montajes de Chile Limitada	Chile	Chicago Bridge & Iron Company B.V.	Class A Common Shares	990.000000	99.000000
CBI Panama, S.A.	Panama	Chicago Bridge & Iron Company B.V.	Common Shares	1,000.000000	100.000000
CBI Peruana SAC	Peru	Chicago Bridge & Iron Company B.V.	Common Shares	144,680,806.000000	99.999999
CBI Peruana SAC	Peru	Rano, Peter Robert	Common Shares	1.000000	0.000001
CBI Services, Inc.	Delaware	Chicago Bridge & Iron Company	Common Shares	11,000.000000	100.000000
CBI Services, Inc.	Delaware	Horton CBI, Limited	Preferred Shares	22,202.000000	100.000000
CBI Services, Inc.	Delaware	Horton CBI, Limited	Preferred Shares Series B	8,000.000000	100.000000
CBI Venezolana, S. A.	Venezuela	Chicago Bridge & Iron Company B.V.	Common Shares	25,524,836.000000	100.000000
CBIT I, LLC	Delaware	Chicago Bridge & Iron Company B.V.	Percentage Ownership Interest	49.000000	49.000000
CBIT I, LLC	Delaware	Lopez, Sergio	Percentage Ownership Interest	26.000000	26.000000
CBIT I, LLC	Delaware	Reyes, Luciano	Percentage Ownership Interest	25.000000	25.000000
CBIT II, LLC	Delaware	Chicago Bridge & Iron Company B.V.	Percentage Ownership Interest	49.000000	49.000000

5.4-11

CBIT II, LLC	Delaware	Lopez, Sergio	Percentage Ownership Interest	26.000000	26.000000
CBIT II, LLC	Delaware	Reyes, Luciano	Percentage Ownership Interest	25.000000	25.000000
CBIT III, LLC	Delaware	Chicago Bridge & Iron Company B.V.	Percentage Ownership Interest	49.000000	49.000000
CBIT III, LLC	Delaware	Lopez, Sergio	Percentage Ownership Interest	26.000000	26.000000
CBIT III, LLC	Delaware	Reyes, Luciano	Percentage Ownership Interest	25.000000	25.000000
CBIT IV, LLC	Delaware	Chicago Bridge & Iron Company B.V.	Percentage Ownership Interest	49.000000	49.000000
CBIT IV, LLC	Delaware	Lopez, Sergio	Percentage Ownership Interest	26.000000	26.000000
CBIT IV, LLC	Delaware	Reyes, Luciano	Percentage Ownership Interest	25.000000	25.000000
CCS Netherlands B.V.	The Netherlands	CB&I Oil & Gas Europe B.V.	Common Shares	100,000.000000	33.333333
CCS Netherlands B.V.	The Netherlands	Chiyoda Corporation	Common Shares	100,000.000000	33.333333
CCS Netherlands B.V.	The Netherlands	Saipem International N.V.	Common Shares	100,000.000000	33.333333
CDTECH International, LLC	Delaware	Catalytic Distillation Technologies	Common Shares	1,000.000000	100.000000
CELS Administrative Services, L.L.C.	Missouri	CB&I Environmental Liability Solutions, L.L.C.	Percentage Ownership Interest	100.000000	100.000000
Central Trading Company, Ltd.	Delaware	Chicago Bridge & Iron Company	Common Shares	1,000.000000	100.000000
Chemical Research & Licensing, LLC	Texas	Lummus Technology Inc.	Membership Units	1.000000	100.000000
Chevron Lummus Global L.L.C.	Delaware	CB&I Technology Ventures, Inc.	Percentage Ownership Interest	50.000000	50.000000
Chicago Bridge & Iron (Antilles) N. V.	Curacao	Chicago Bridge & Iron Company B.V.	Common Shares	6,000.000000	100.000000
Chicago Bridge & Iron Company	Delaware	CB&I Holdings B.V.	Common Shares	100.000000	100.000000
Chicago Bridge & Iron Company	Illinois	Chicago Bridge & Iron Company	Common Shares	1,000.000000	100.000000

5.4-12

Chicago Bridge & Iron Company & Co. L.L.C.	Oman	Al Bussaidy, Sayyid Slaem Musallam Ali	Common Shares	45,000.000000	30.000000
Chicago Bridge & Iron Company & Co. L.L.C.	Oman	Chicago Bridge & Iron Company B.V.	Common Shares	105,000.000000	70.000000
Chicago Bridge & Iron Company (Delaware)	Delaware	Chicago Bridge & Iron Company	Common Shares	1,000.000000	100.000000
Chicago Bridge & Iron Company (Egypt) LLC	Giza	Chicago Bridge & Iron Company B.V.	Common Shares	1,600.000000	80.000000
Chicago Bridge & Iron Company (Egypt) LLC	Giza	Marco, Basil	Common Shares	200.000000	10.000000
Chicago Bridge & Iron Company (Egypt) LLC	Giza	Nassar, Mike	Common Shares	200.000000	10.000000
Chicago Bridge & Iron Company B.V.	The Netherlands	Lealand Finance Company B.V.	Common Shares	50.000000	100.000000
Chicago Bridge de México, S.A. de C.V.	Mexico	Chicago Bridge & Iron (Antilles) N. V.	Common Shares	1.000000	0.100000
Chicago Bridge de México, S.A. de C.V.	Mexico	Chicago Bridge & Iron Company B.V.	Common Shares	999.000000	99.900000
Chicago Bridge Servicios Petroleros S.A.	Bolivia	CB&I Europe B.V.	Ordinary Shares	1.000000	2.857143
Chicago Bridge Servicios Petroleros S.A.	Bolivia	CB&I Power Company B.V.	Ordinary Shares	1.000000	2.857143
Chicago Bridge Servicios Petroleros S.A.	Bolivia	Chicago Bridge & Iron Company B.V.	Ordinary Shares	33.000000	94.285714
Chicago Bridge Uruguay S.A.	Uruguay	Chicago Bridge & Iron Company B.V.	Common Shares	262,500.000000	100.000000
CLG Technical Services LLC	Delaware	Chevron Lummus Global L.L.C.	Common Shares	10.000000	100.000000
Coastal Estuary Services, L.L.C.	Louisiana	CB&I Government Solutions, Inc.	Percentage Ownership Interest	50.100000	50.100000
Coastal Estuary Services, L.L.C.	Louisiana	CH2M Hill, Inc.	Percentage Ownership Interest	49.900000	49.900000
Coastal Planning & Engineering of North Carolina, Inc.	North Carolina	Jarrett, James	Common Shares	240.000000	24.000000
Coastal Planning & Engineering of North Carolina, Inc.	North Carolina	Roberts, Robert A.	Common Shares	250.000000	25.000000

5.4-13

Coastal Planning & Engineering of North Carolina, Inc.	North Carolina	Thomson, Gordon	Common Shares	250.000000	25.000000
Coastal Planning & Engineering of NY, P.C.	New York	Campbell, Thomas	Common Shares	100.000000	50.000000
Coastal Planning & Engineering of NY, P.C.	New York	Pierro, Thomas P	Common Shares	100.000000	50.000000
Constructora C.B.I. Limitada	Chile	CBI Company Ltd.	Common Shares	202,950.000000	99.000000
Constructora C.B.I. Limitada	Chile	Chicago Bridge & Iron Company	Common Shares	2,050.000000	1.000000
Constructors International, L.L.C.	Delaware	Howe-Baker International, L.L.C.	Percentage Ownership Interest	100.000000	100.000000
Convey All Bulk, L.L.C.	Alabama	Cowles, Murphy, Glover & Associates, LLP	Percentage Ownership Interest	50.000000	50.000000
Convey All Bulk, L.L.C.	Alabama	Shaw Home Louisiana, Inc.	Percentage Ownership Interest	50.000000	50.000000
CSA Trading Company Ltd.	Delaware	Chicago Bridge & Iron Company	Common Shares	10,000.000000	100.000000
Disaster Response Solutions, L.L.C.	Delaware	Black & Veatch Special Projects Inc.	Percentage Ownership Interest	25.000000	25.000000
Disaster Response Solutions, L.L.C.	Delaware	Kellogg Brown & Root Services, Inc.	Percentage Ownership Interest	19.500000	19.500000
Disaster Response Solutions, L.L.C.	Delaware	Michael Baker Jr., Inc.	Percentage Ownership Interest	25.500000	25.500000
Disaster Response Solutions, L.L.C.	Delaware	Shaw Home Louisiana, Inc.	Percentage Ownership Interest	30.000000	30.000000
EDS Equipment Company, LLC	Delaware	Shaw Transmission & Distribution Services, Inc.	Percentage Ownership Interest	100.000000	100.000000
EMCON/OWT, Inc.	Louisiana	CB&I Government Solutions, Inc.	Common Shares	100.000000	100.000000
Emergency Response Services, LLC	Delaware	Shaw Home Louisiana, Inc.	Percentage Ownership Interest	50.000000	50.000000
Emergency Response Services, LLC	Delaware	URS Group, Inc.	Percentage Ownership Interest	50.000000	50.000000
Environmental Solutions (Cayman) Ltd.	Cayman Islands	Environmental Solutions Holding Ltd.	Common Shares	100.000000	100.000000

5.4-14

Environmental Solutions Holding Ltd.	Cayman Islands	Shaw Home Louisiana, Inc.	Common Shares	100.000000	100.000000
Environmental Solutions Ltd.	Cayman Islands	Environmental Solutions (Cayman) Ltd.	Common Shares	100.000000	100.000000
Environmental Solutions of Ecuador S.A. Envisolutec	Ecuador	Environmental Solutions Ltd.	Percentage Ownership Interest	99.875000	99.875000
Environmental Solutions of Ecuador S.A. Envisolutec	Ecuador	Giroux, Larry	Percentage Ownership Interest	0.125000	0.125000
ES3 – EBSE Shaw Spool Solutions Fabricacao de Sistemas de Tubulacao Ltda.	Brazil	CB&I Brazil Holdings, Inc.	Percentage Ownership Interest	50.000000	50.000000
ES3 – EBSE Shaw Spool Solutions Fabricacao de Sistemas de Tubulacao Ltda.	Brazil	Empresa Brasileira de Solda Electrica S.A.	Percentage Ownership Interest	50.000000	50.000000
Federal Services International, Inc.	Louisiana	CB&I Federal Services LLC	Common Shares	1,000.000000	100.000000
Fibre Making Processes, Inc.	Illinois	Chicago Bridge & Iron Company	Common Shares	750.000000	100.000000
Field Services, LLC	Louisiana	CB&I Stone & Webster, Inc.	Percentage Ownership Interest	100.000000	100.000000
Findlay Inn Limited Partnership	Unknown	CB&I Government Solutions, Inc.	Percentage Ownership Interest	100.000000	100.000000
GFM Real Estate LLC	Louisiana	Shaw Home Louisiana, Inc.	Percentage Ownership Interest	100.000000	100.000000
GHG Solutions, LLC	Louisiana	CB&I Government Solutions, Inc.	Percentage Ownership Interest	100.000000	100.000000
Great Southwest Parkway Venture, LLC	Delaware	LandBank Properties, L.L.C.	Percentage Ownership Interest	100.000000	100.000000
HAKS Stone & Webster Joint Venture	Unknown	Haks Engineers, Architects and Land Surveyors, PC	Percentage Ownership Interest	50.000000	50.000000
HAKS Stone & Webster Joint Venture	Unknown	Stone & Webster Engineering New York, P.C.	Percentage Ownership Interest	50.000000	50.000000

5.4-15

HBI Holdings, LLC	Delaware	Howe-Baker International Management, LLC	Percentage Ownership Interest	100.000000	100.000000
High Desert Support Services, LLC	Delaware	CB&I Federal Services LLC	Percentage Ownership Interest	60.000000	60.000000
High Desert Support Services, LLC	Delaware	ITT Systems Corporation	Percentage Ownership Interest	40.000000	40.000000
Highland Trading Company, Ltd.	Cayman Islands	Chicago Bridge & Iron Company	Common Shares	2.000000	100.000000
HNTB-CPE, A Joint Venture, L.L.C.	Louisiana	HNTB Corporation	Percentage Ownership Interest	50.000000	50.000000
HNTB-CPE, A Joint Venture, L.L.C.	Louisiana	Shaw Home Louisiana, Inc.	Percentage Ownership Interest	50.000000	50.000000
Holding Manufacturas Shaw South America, C.A.	Venezuela	CB&I International, Inc.	Percentage Ownership Interest	50.000000	50.000000
Holding Manufacturas Shaw South America, C.A.	Venezuela	Manufacturas Shaw South America, C.A.	Percentage Ownership Interest	50.000000	50.000000
Horton CBI, Limited	Alberta	Chasin, Phil	Common Shares	1.000000	0.001539
Horton CBI, Limited	Alberta	Chicago Bridge & Iron Company B.V.	Common Shares	64,965.000000	99.978455
Horton CBI, Limited	Alberta	Inman, William	Common Shares	13.000000	0.020006
Howe-Baker Eastern Limited	United Kingdom	Chicago Bridge & Iron Company B.V.	Common Shares	1.000000	100.000000
Howe-Baker Engineers, Ltd.	Texas	Howe-Baker Holdings, L.L.C.	Percentage Ownership Interest	99.000000	99.000000
Howe-Baker Engineers, Ltd.	Texas	Howe-Baker Management, L.L.C.	Percentage Ownership Interest	1.000000	1.000000
Howe-Baker Holdings, L.L.C.	Delaware	Howe-Baker International, L.L.C.	Percentage Ownership Interest	100.000000	100.000000
Howe-Baker International Management, LLC	Delaware	Howe-Baker International, L.L.C.	Percentage Ownership Interest	100.000000	100.000000
Howe-Baker International, L.L.C.	Delaware	CB&I Inc.	Percentage Ownership Interest	100.000000	100.000000
Howe-Baker Management, L.L.C.	Delaware	Howe-Baker Holdings, L.L.C.	Percentage Ownership Interest	100.000000	100.000000

5.4-16

Hua Lu Engineering Co., Ltd.	China	Lummus Technology Inc.	Membership Units	50.000000	50.000000
Hua Lu Engineering Co., Ltd.	China	SINOPEC (China Petrochemical International Company)	Membership Units	50.000000	50.000000
Integrated Site Solutions, L.L.C.	Michigan	Shaw Home Louisiana, Inc.	Percentage Ownership Interest	100.000000	100.000000
International Consultants, L.L.C.	Louisiana	CB&I Stone & Webster, Inc.	Percentage Ownership Interest	100.000000	100.000000
International Process Supply Company, Ltd	Cayman Islands	Chicago Bridge & Iron (Antilles) N. V.	Common Shares	50,000.000000	100.000000
IOP Services	England	CB&I Oil & Gas Europe B.V.	Common Shares	1,000.000000	100.000000
Jenny/Stone & Webster/URS, Joint Venture	Unknown	Jenny Engineering Corporation	Percentage Ownership Interest	33.330000	33.330000
Jenny/Stone & Webster/URS, Joint Venture	Unknown	Stone & Webster Engineering New York, P.C.	Percentage Ownership Interest	33.330000	33.330000
Jenny/Stone & Webster/URS, Joint Venture	Unknown	URS Corporation – New York	Percentage Ownership Interest	33.330000	33.330000
Jernee Mill Road, L.L.C.	Louisiana	LandBank Properties, L.L.C.	Percentage Ownership Interest	100.000000	100.000000
Kato Road II, L.L.C.	Louisiana	LandBank Properties, L.L.C.	Percentage Ownership Interest	100.000000	100.000000
KB Home/Shaw Louisiana LLC	Delaware	KB Home New Orleans, Inc.	Percentage Ownership Interest	50.000000	50.000000
KB Home/Shaw Louisiana LLC	Delaware	Shaw Home Louisiana, Inc.	Percentage Ownership Interest	50.000000	50.000000
KBR-CFS Logistic Services, LLC	Delaware	Shaw Home Louisiana, Inc.	Percentage Ownership Interest	50.000000	50.000000
Kings Bay Support Services, LLC	Delaware	CB&I Federal Services LLC	Percentage Ownership Interest	65.000000	65.000000
Kings Bay Support Services, LLC	Delaware	CSC Applied Technologies LLC	Percentage Ownership Interest	35.000000	35.000000
KIP I, L.L.C.	Louisiana	LandBank Properties, L.L.C.	Percentage Ownership Interest	100.000000	100.000000

5.4-17

LandBank Properties, L.L.C.	Louisiana	The LandBank Group, Inc.	Percentage Ownership Interest	100.000000	100.000000
Lealand Finance Company B.V.	The Netherlands	Chicago Bridge & Iron Company N.V.	Common Shares	40.000000	100.000000
LFG Specialties, L.L.C.	Louisiana	EMCON/OWT, Inc.	Percentage Ownership Interest	100.000000	100.000000
Lone Star Risk Corporation	Texas	Chicago Bridge & Iron Company	Common Shares	250,000.000000	100.000000
Lummus Alireza Ltd Co	Saudi Arabia	Alireza, Alawi Mahmood	Common Shares	735.000000	2.100000
Lummus Alireza Ltd Co	Saudi Arabia	Alireza, Yousuf	Common Shares	735.000000	2.100000
Lummus Alireza Ltd Co	Saudi Arabia	CB&I Nederland B.V.	Common Shares	33,530.000000	95.800000
Lummus Consultants International Limited	England & Wales	Shaw Group UK Holdings	Common Shares	1.000000	100.000000
Lummus Consultants International, Inc.	Louisiana	CB&I Stone & Webster, Inc.	Common Shares	1.000000	100.000000
Lummus Gasification Services Company	Delaware	Lummus Technology Inc.	Common Shares	1,000.000000	100.000000
Lummus Gasification Technology Licensing Company	Delaware	Lummus Technology Inc.	Common Shares	1,000.000000	100.000000
Lummus International Corporation	Delaware	Lummus Technology Inc.	Common Shares	100.000000	100.000000
Lummus Novolen Technology GmbH	GERMANY	CB&I Lummus GmbH	Capitalization in Euros	25,000.000000	100.000000
Lummus Overseas Corporation	Delaware	Lummus Technology Inc.	Common Shares	100.000000	100.000000
Lummus Technology B.V.	The Netherlands	Lummus Technology Inc.	Common Shares	200.000000	100.000000
Lummus Technology Heat Transfer B.V.	The Netherlands	CB&I Oil & Gas Europe B.V.	Common Shares	4,538.000000	100.000000
Lummus Technology Inc.	Delaware	Chicago Bridge & Iron Company	Common Shares	61,160.000000	100.000000
Lutech Resources Australia Pty Ltd	W. Australia	Chicago Bridge & Iron Company B.V.	Ordinary	1.000000	100.000000
Lutech Resources B.V.	The Netherlands	CB&I Oil & Gas Europe B.V.	Common Shares	180.000000	100.000000
Lutech Resources Canada Ltd.	Alberta	Chicago Bridge & Iron Company B.V.	Common Shares	100.000000	100.000000

5.4-18

Lutech Resources Czech Republic s.r.o.	Czech Republic	CB&I Nederland B.V.	Percentage Ownership Interest	10.000000	10.000000
Lutech Resources Czech Republic s.r.o.	Czech Republic	CB&I Oil & Gas Europe B.V.	Percentage Ownership Interest	90.000000	90.000000
Lutech Resources Inc.	Delaware	Chicago Bridge & Iron Company	Common Shares	1,000.000000	100.000000
Lutech Resources India Private Limited	India	CB&I Oil & Gas Europe B.V.	Registered Shares	402,143.000000	98.992214
Lutech Resources India Private Limited	India	Chicago Bridge & Iron Company B.V.	Registered Shares	4,094.000000	1.007786
Lutech Resources Limited	London	CB&I Oil & Gas Europe B.V.	Common Shares	1,000.000000	100.000000
Manufacturas Shaw South America, C.A.	Venezuela	CB&I International, Inc.	Percentage Ownership Interest	100.000000	100.000000
Matrix Engineering, Ltd. (MANAGED BY HOWE-BAKER INTERNATIONAL MANAGEMENT, L.L.C.)	Texas	Howe-Baker Holdings, L.L.C.	Percentage Ownership Interest	99.900000	99.900000
Matrix Engineering, Ltd. (MANAGED BY HOWE-BAKER INTERNATIONAL MANAGEMENT, L.L.C.)	Texas	Howe-Baker International Management, LLC	Percentage Ownership Interest	0.100000	0.100000
Matrix Management Services, L.L.C.	Delaware	Matrix Engineering, Ltd. (MANAGED BY HOWE-BAKER INTERNATIONAL MANAGEMENT, L.L.C.)	Percentage Ownership Interest	100.000000	100.000000
Millstone River Wetland Services, L.L.C.	Louisiana	LandBank Properties, L.L.C.	Percentage Ownership Interest	100.000000	100.000000
Mississippi Space Services	Unknown	CB&I Federal Services LLC	Percentage Ownership Interest	45.000000	45.000000
Mississippi Space Services	Unknown	Computer Sciences Corporation	Percentage Ownership Interest	55.000000	55.000000
NET Power, LLC	Delaware	Lummus Technology Inc.	Percentage Ownership Interest	50.000000	50.000000

5.4-19

NET Power, LLC	Delaware	NET Power Holdings, LLC	Percentage Ownership Interest	50.000000	50.000000
Netherlands Operating Company B.V.	The Netherlands	CB&I Oil & Gas Europe B.V.	Common Shares	182.000000	100.000000
Northeast Plaza Venture I, LLC	Delaware	17th Street Associates, LLC	Percentage Ownership Interest	50.000000	50.000000
Northeast Plaza Venture I, LLC	Delaware	LandBank Properties, L.L.C.	Percentage Ownership Interest	50.000000	50.000000
Norwood Venture I, L.L.C.	Louisiana	LandBank Properties, L.L.C.	Percentage Ownership Interest	100.000000	100.000000
Nuclear Energy Holdings, L.L.C.	Delaware	The Shaw Group Inc.	Percentage Ownership Interest	100.000000	100.000000
Oasis Supply Company Anstalt	Vaduz, Liechtenstein	CBI Eastern Anstalt	Common Shares	1.000000	100.000000
Oasis Supply Company, Ltd.	Cayman Islands	Chicago Bridge & Iron Company	Common Shares	2.000000	100.000000
Oceanic Contractors, Inc.	Delaware	Chicago Bridge & Iron Company	Common Shares	45,720.000000	100.000000
OOO Lummus Technology	Moscow	CB&I Oil & Gas Europe B.V.	Common Shares	1.000000	100.000000
Otay Mesa Ventures II, L.L.C.	Louisiana	LandBank Properties, L.L.C.	Percentage Ownership Interest	100.000000	100.000000
Oxford Metal Supply Limited	United Kingdom	CB&I Constructors Limited	Common Shares	99.000000	99.000000
P.T. Chicago Bridge & Iron	Indonesia	Chicago Bridge & Iron Company B.V.	Common Shares	1,656.000000	100.000000
Pacific Contingency Services, LLC	Delaware	AECOM Government Services, Inc.	Percentage Ownership Interest	60.000000	60.000000
Pacific Contingency Services, LLC	Delaware	CB&I Federal Services LLC	Percentage Ownership Interest	40.000000	40.000000
Pacific Rim Material Supply Company, Ltd.	Cayman Islands	Chicago Bridge & Iron (Antilles) N. V.	Common Shares	2.000000	100.000000
Pacific Support Group LLC	Hawaii	All Star Services Corporation	Percentage Ownership Interest	25.000000	25.000000
Pacific Support Group LLC	Hawaii	Shaw California, L.L.C.	Percentage Ownership Interest	75.000000	75.000000
Paducah Remediation Services, LLC	Kentucky	CB&I Federal Services LLC	Percentage Ownership Interest	49.000000	49.000000

5.4-20

Paducah Remediation Services, LLC	Kentucky	Portage, Inc.	Percentage Ownership Interest	51.000000	51.000000
Pike Properties II, Inc.	Louisiana	The Shaw Group Inc.	Common Shares	1,000.000000	100.000000
Pipework Engineering and Developments Limited	England & Wales	Shaw Group UK Holdings	Common Shares	10,000.000000	100.000000
Plattsburg Venture, L.L.C.	Louisiana	LandBank Properties, L.L.C.	Percentage Ownership Interest	100.000000	100.000000
Prospect Industries (Holdings) Inc.	Delaware	Shaw Power Services, LLC	Common Shares	341.000000	100.000000
PT Stone & Webster Indonesia	Jakarta-Indonesia	CB&I Stone & Webster Asia, Inc.	Common Shares	30.000000	75.000000
PT Stone & Webster Indonesia	Jakarta-Indonesia	Yunawati PT	Common Shares	10.000000	25.000000
Raritan Venture I, L.L.C.	Louisiana	LandBank Properties, L.L.C.	Percentage Ownership Interest	100.000000	100.000000
Ridge Top Ranch, LLC	Delaware	Benicia North Gateway II, L.L.C.	Percentage Ownership Interest	100.000000	100.000000
S C Woods, L.L.C.	Delaware	CB&I Stone & Webster, Inc.	Percentage Ownership Interest	100.000000	100.000000
Shaw Alaska, Inc.	Alaska	Shaw Home Louisiana, Inc.	Common Shares	1,000.000000	100.000000
Shaw Alloy Piping Products, LLC	Louisiana	CB&I Fabrication, LLC	Percentage Ownership Interest	100.000000	100.000000
Shaw APP Tubeline, L.L.C.	New Jersey	Shaw Alloy Piping Products, LLC	Percentage Ownership Interest	100.000000	100.000000
Shaw Arabia Co. Ltd.	Saudi Arabia	Pan Environmental Services Co. Ltd.	Percentage Ownership Interest	55.000000	55.000000
Shaw Arabia Co. Ltd.	Saudi Arabia	Projects International Equities, L.L.C.	Percentage Ownership Interest	5.000000	5.000000
Shaw Arabia Co. Ltd.	Saudi Arabia	Shaw E & I International Ltd.	Percentage Ownership Interest	40.000000	40.000000
Shaw Asia Company, Limited	Thailand	CB&I International, Inc.	Percentage Ownership Interest	50.000000	50.000000
Shaw Asia Company, Limited	Thailand	Other Owners	Percentage Ownership Interest	50.000000	50.000000

5.4-21

Shaw Beale Housing, L.L.C.	Louisiana	Shaw Home Louisiana, Inc.	Percentage Ownership Interest	100.000000	100.000000
Shaw Beneco, Inc.	Louisiana	The Shaw Group Inc.	Common Shares	1,000.000000	100.000000
Shaw California, L.L.C.	Louisiana	Shaw Home Louisiana, Inc.	Percentage Ownership Interest	100.000000	100.000000
Shaw Capital, LLC	Louisiana	Shaw Home Louisiana, Inc.	Membership Units	1,000.000000	100.000000
Shaw CENTCOM Services, L.L.C.	Louisiana	Al-Khudairy Group	Percentage Ownership Interest	17.000000	17.000000
Shaw CENTCOM Services, L.L.C.	Louisiana	Kharafi National	Percentage Ownership Interest	17.000000	17.000000
Shaw CENTCOM Services, L.L.C.	Louisiana	NESMA	Percentage Ownership Interest	6.000000	6.000000
Shaw CENTCOM Services, L.L.C.	Louisiana	Shaw Home Louisiana, Inc.	Percentage Ownership Interest	60.000000	60.000000
Shaw Chile Servicios Limitada	Chile	GHG Solutions, LLC	Percentage Ownership Interest	99.830000	99.830000
Shaw Chile Servicios Limitada	Chile	Shaw GBB, LLC	Percentage Ownership Interest	0.170000	0.170000
Shaw Connex, Inc.	Delaware	Prospect Industries (Holdings) Inc.	Common Shares	1,000.000000	100.000000
Shaw Constructors Two, LLC	Louisiana	CB&I Contractors, Inc.	Percentage Ownership Interest	100.000000	100.000000
Shaw Dunn Limited	England & Wales	Shaw Group UK Holdings	Common Shares	2.000000	100.000000
Shaw E & I International Ltd.	Cayman Islands	CB&I International, Inc.	Common Shares	50,000.000000	100.000000
Shaw Emirates Pipes Manufacturing Limited Liability Company	United Arab Emirates	Al Khatri, Ghalib Salem Humaid D.	Common Shares	51.000000	51.000000
Shaw Emirates Pipes Manufacturing Limited Liability Company	United Arab Emirates	Shaw SKE&C Middle East Ltd.	Common Shares	49.000000	49.000000
Shaw Energy Services, Inc.	Louisiana	Shaw Transmission & Distribution Services, Inc.	Common Shares	1,000.000000	100.000000

5.4-22

Shaw Engineering of North Carolina, P.C.	North Carolina	Mayila, Agnes	Common Shares	26.000000	26.000000
Shaw Engineering of North Carolina, P.C.	North Carolina	Sparrow, Howard	Common Shares	50.000000	50.000000
Shaw Engineering of North Carolina, P.C.	North Carolina	Stempkowski, Tony	Common Shares	24.000000	24.000000
Shaw Environmental & Infrastructure Engineering of New York, P.C.	New York	Burd, Peter	Common Shares	750.000000	25.000000
Shaw Environmental & Infrastructure Engineering of New York, P.C.	New York	Doton, Gerald R.	Common Shares	750.000000	25.000000
Shaw Environmental & Infrastructure Engineering of New York, P.C.	New York	Pierro, Thomas P	Common Shares	750.000000	25.000000
Shaw Environmental & Infrastructure International, LLC	Louisiana	Shaw Home Louisiana, Inc.	Percentage Ownership Interest	100.000000	100.000000
Shaw Environmental International, Inc.	Louisiana	CB&I Environmental & Infrastructure, Inc.	Common Shares	1,000.000000	100.000000
Shaw Fabricators, Inc.	Louisiana	The Shaw Group Inc.	Common Shares	1,000.000000	100.000000
Shaw Facilities, Inc.	Louisiana	CB&I Government Solutions, Inc.	Common Shares	1,000.000000	100.000000
Shaw Far East Services, LLC	Louisiana	S C Woods, L.L.C.	Percentage Ownership Interest	100.000000	100.000000
Shaw GBB International, LLC	Alabama	Shaw GBB, LLC	Percentage Ownership Interest	100.000000	100.000000
Shaw GBB Maintenance, Inc.	Alabama	CB&I Government Solutions, Inc.	Common Shares	1,000.000000	100.000000
Shaw GBB, LLC	Alabama	CB&I Government Solutions, Inc.	Percentage Ownership Interest	100.000000	100.000000
Shaw Global Services, LLC	Louisiana	Shaw Far East Services, LLC	Percentage Ownership Interest	100.000000	100.000000
Shaw Group UK Holdings	England & Wales	CB&I Global, L.L.C.	Common Shares	8,850,002.000000	100.000000

5.4-23

Shaw Group UK Limited	England & Wales	Shaw Group UK Holdings	Common Shares	5,350,002.000000	100.000000
Shaw GRP of California	California	The Shaw Group Inc.	Common Shares	1,000.000000	100.000000
Shaw Heat Treating Service, C.A.	Venezuela	Gomez, Jaime	Percentage Ownership Interest	0.100000	0.100000
Shaw Heat Treating Service, C.A.	Venezuela	Manufacturas Shaw South America, C.A.	Percentage Ownership Interest	99.900000	99.900000
Shaw Home Louisiana, Inc.	Louisiana	The Shaw Group Inc.	Common Shares	1,000.000000	100.000000
Shaw Intellectual Property Holdings, LLC	Louisiana	CB&I Environmental & Infrastructure, Inc.	Percentage Ownership Interest	100.000000	100.000000
Shaw International Management Services Two, Inc.	Louisiana	CB&I International, Inc.	Common Shares	1,000.000000	100.000000
Shaw International, Ltd.	Cayman Islands	CB&I International, Inc.	Ordinary Shares	1,000.000000	100.000000
Shaw JV Holdings, L.L.C.	Louisiana	The Shaw Group Inc.	Percentage Ownership Interest	100.000000	100.000000
Shaw Kuwait, W.L.L.	Kuwait	Harbor Equity Partners Company LLC	Common Shares	25.000000	5.000000
Shaw Kuwait, W.L.L.	Kuwait	Shaw E & I International Ltd.	Common Shares	200.000000	40.000000
Shaw Kuwait, W.L.L.	Kuwait	Wazzan Environmental Services Company	Common Shares	275.000000	55.000000
Shaw Lancas, C.A.	Venezuela	CB&I International, Inc.	Percentage Ownership Interest	100.000000	100.000000
Shaw Liquid Solutions LLC	Louisiana	CB&I Government Solutions, Inc.	Percentage Ownership Interest	100.000000	100.000000
Shaw Managed Services, LLC	Louisiana	CB&I Fabrication, LLC	Percentage Ownership Interest	100.000000	100.000000
Shaw Management Services One, Inc.	Louisiana	The Shaw Group Inc.	Common Shares	1,000.000000	100.000000
Shaw Morgan City Terminal, LLC	Louisiana	Shaw Home Louisiana, Inc.	Percentage Ownership Interest	100.000000	100.000000
Shaw Nass Middle East, W.L.L.	South Alba - Baharain	Abdulla Ahmed Nass Contracting Company, W.L.L.	Percentage Ownership Interest	51.000000	51.000000
Shaw Nass Middle East, W.L.L.	South Alba - Baharain	Shaw Overseas (Middle East) Ltd.	Percentage Ownership Interest	49.000000	49.000000

5.4-24

Shaw NC Company, Inc.	North Carolina	Shaw Transmission & Distribution Services, Inc.	Common Shares	100.000000	100.000000
Shaw Nuclear Energy Holdings (UK), Inc.	Louisiana	Shaw Transmission & Distribution Services, Inc.	Common Shares	1,000.000000	100.000000
Shaw Nuclear Services, Inc.	Louisiana	CB&I Power, Inc.	Common Shares	1,000.000000	100.000000
Shaw Overseas (Far East) Ltd.	Cayman Islands	CB&I International, Inc.	Common Shares	100.000000	100.000000
Shaw Overseas (Middle East) Ltd.	Cayman Islands	CB&I International, Inc.	Common Shares	100.000000	100.000000
Shaw Pacific Pte. Ltd.	Singapore	CB&I International, Inc.	Common Shares	1.000000	100.000000
Shaw Power Arabia (A Limited Liability Company)	Saudi Arabia	CB&I Power Limited	Percentage Ownership Interest	10.000000	10.000000
Shaw Power Arabia (A Limited Liability Company)	Saudi Arabia	Shaw Group UK Holdings	Percentage Ownership Interest	90.000000	90.000000
Shaw Power Delivery Systems, Inc.	Louisiana	The Shaw Group Inc.	Common Shares	1,000.000000	100.000000
Shaw Power Services Group, L.L.C.	Louisiana	The Shaw Group Inc.	Percentage Ownership Interest	100.000000	100.000000
Shaw Power Services, LLC	Louisiana	CB&I Fabrication, LLC	Percentage Ownership Interest	100.000000	100.000000
Shaw Power Technologies, Inc.	Louisiana	Lummus Consultants International, Inc.	Common Shares	1,000.000000	100.000000
Shaw Process Fabricators, Inc.	Louisiana	The Shaw Group Inc.	Common Shares	1,000.000000	100.000000
Shaw Property Holdings, LLC	Louisiana	Shaw Home Louisiana, Inc.	Percentage Ownership Interest	100.000000	100.000000
Shaw Remediation Services, L.L.C.	Louisiana	Shaw Home Louisiana, Inc.	Percentage Ownership Interest	100.000000	100.000000
Shaw Services, L.L.C.	Louisiana	The Shaw Group Inc.	Percentage Ownership Interest	100.000000	100.000000
Shaw SKE&C Middle East Ltd.	Cayman Islands	CB&I Middle East Holding, Inc.	Common Shares	26,499.000000	52.999060
Shaw SKE&C Middle East Ltd.	Cayman Islands	Shaw Nass Middle East, W.L.L.	Common Shares	3,000.000000	6.000120
Shaw SKE&C Middle East Ltd.	Cayman Islands	SK Engineering & Construction Co. Ltd.	Common Shares	20,500.000000	41.000820

5.4-25

Shaw SSS Fabricators, Inc.	Louisiana	The Shaw Group Inc.	Common Shares	1,000.000000	100.000000
Shaw Stone & Webster Arabia Co., Ltd.	Saudi Arabia	Shaw International, Ltd.	Common Shares	1,600.000000	80.000000
Shaw Stone & Webster Arabia Co., Ltd.	Saudi Arabia	Z Holding Company (or Z Holding Ltd.)	Common Shares	400.000000	20.000000
Shaw Stone & Webster International, LLC	Louisiana	CB&I International, Inc.	Percentage Ownership Interest	100.000000	100.000000
Shaw Transmission & Distribution Services International, Inc.	Delaware	Shaw Transmission & Distribution Services, Inc.	Common Shares	1.000000	100.000000
Shaw Transmission & Distribution Services, Inc.	Louisiana	Shaw Power Delivery Systems, Inc.	Common Shares	1,000.000000	100.000000
Shaw Tulsa Fabricators, Inc.	Oklahoma	The Shaw Group Inc.	Common Shares	1,000.000000	100.000000
Shaw/Baker/Ganett Fleming J.V.	Unknown	Baker Engineering NY, Inc.	Percentage Ownership Interest	32.600000	32.600000
Shaw/Baker/Ganett Fleming J.V.	Unknown	Gannett Fleming Engineers and Architects, PC	Percentage Ownership Interest	32.600000	32.600000
Shaw/Baker/Ganett Fleming J.V.	Unknown	Shaw Environmental & Infrastructure Engineering of New York, P.C.	Percentage Ownership Interest	34.800000	34.800000
SHAW-AIM, JV	Unknown	AIM Partners, PLC	Percentage Ownership Interest	50.000000	50.000000
SHAW-AIM, JV	Unknown	CB&I Environmental & Infrastructure, Inc.	Percentage Ownership Interest	50.000000	50.000000
Shaw-Versar, LLC	Delaware	Shaw Home Louisiana, Inc.	Percentage Ownership Interest	60.000000	60.000000
Shaw-Versar, LLC	Delaware	Versar, Inc.	Percentage Ownership Interest	40.000000	40.000000
So-Glen Gas Co., LLC	Ohio	EMCON/OWT, Inc.	Percentage Ownership Interest	100.000000	100.000000
Southern Tropic Material Supply Company, Ltd.	Cayman Islands	Chicago Bridge & Iron (Antilles) N. V.	Common Shares	2.000000	100.000000
Space Coast Launch Services LLC	Nevada	CB&I Federal Services LLC	Percentage Ownership Interest	35.000000	35.000000

5.4-26

Space Coast Launch Services LLC	Nevada	CSC Applied Technologies LLC	Percentage Ownership Interest	65.000000	65.000000
Space Gateway Support LLC	Delaware	Northrop Grumman Technical Services, Inc.	Percentage Ownership Interest	54.000000	54.000000
Space Gateway Support LLC	Delaware	The IT Group, Inc.	Percentage Ownership Interest	23.000000	23.000000
Space Gateway Support LLC	Delaware	Wackenhut Services, Incorporated	Percentage Ownership Interest	23.000000	23.000000
Stone & Webster Construction Services, L.L.C.	Louisiana	CB&I Stone & Webster Construction, Inc.	Percentage Ownership Interest	100.000000	100.000000
Stone & Webster Construction Two, LLC	Louisiana	CB&I Stone & Webster Construction, Inc.	Percentage Ownership Interest	100.000000	100.000000
Stone & Webster Engineering (Thailand) Ltd.	Bangkok Metropolis, Thailand	CB&I Power International, Inc.	Common Shares	73,497.000000	48.998000
Stone & Webster Engineering (Thailand) Ltd.	Bangkok Metropolis, Thailand	Chinitz, Leonard A.	Common Shares	1.000000	0.000667
Stone & Webster Engineering (Thailand) Ltd.	Bangkok Metropolis, Thailand	Chungsiriwat, Siriwan	Common Shares	2.000000	0.001333
Stone & Webster Engineering (Thailand) Ltd.	Bangkok Metropolis, Thailand	Gill, Richard F.	Common Shares	1.000000	0.000667
Stone & Webster Engineering (Thailand) Ltd.	Bangkok Metropolis, Thailand	Graphia, Gary P.	Common Shares	1.000000	0.000667
Stone & Webster Engineering (Thailand) Ltd.	Bangkok Metropolis, Thailand	Jakkuprasart, Pongsan	Common Shares	1.000000	0.000667
Stone & Webster Engineering (Thailand) Ltd.	Bangkok Metropolis, Thailand	Sathienrapabayut, Rungtip	Common Shares	1.000000	0.000667
Stone & Webster Engineering (Thailand) Ltd.	Bangkok Metropolis, Thailand	Simma, Vitoon	Common Shares	2.000000	0.001333
Stone & Webster Engineering (Thailand) Ltd.	Bangkok Metropolis, Thailand	Tong Saam Limited	Common Shares	76,494.000000	50.996000
Stone & Webster Services, L.L.C.	Louisiana	CB&I Stone & Webster, Inc.	Percentage Ownership Interest	100.000000	100.000000
Stone & Webster/Fluor Daniel JV	Unknown	CB&I Stone & Webster, Inc.	Percentage Ownership Interest	50.000000	50.000000

5.4-27

Stone & Webster/Fluor Daniel JV	Unknown	Fluor Corporation	Percentage Ownership Interest	50.000000	50.000000
TerraVista Lakes, LLC	Texas	Aylesbury, Ltd.	Percentage Ownership Interest	33.330000	33.330000
TerraVista Lakes, LLC	Texas	LandBank Properties, L.L.C.	Percentage Ownership Interest	33.330000	33.330000
TerraVista Lakes, LLC	Texas	Meritage Homes of Texas Joint Venture Holding Company, L.L.C.	Percentage Ownership Interest	33.330000	33.330000
The LandBank Group, Inc.	Louisiana	Shaw Home Louisiana, Inc.	Common Shares	1,000.000000	100.000000
The NASCENT Group, JV	Unknown	Native American Services Corporation	Percentage Ownership Interest	51.000000	51.000000
The NASCENT Group, JV	Unknown	Shaw Beneco, Inc.	Percentage Ownership Interest	49.000000	49.000000
The Shaw Group Inc.	Louisiana	Chicago Bridge & Iron Company	Common Shares	84,961,999.000000	100.000000
The Shaw Group UK 1997 Pension Scheme Limited	England & Wales	Shaw Group UK Limited	Common Shares	2.000000	100.000000
The Shaw Group UK 2001 Pension Plan Limited	England & Wales	Shaw Group UK Limited	Common Shares	2.000000	100.000000
The Shaw Group UK Pension Plan Limited	England & Wales	Shaw Group UK Limited	Common Shares	1.000000	100.000000
TIYA Group, LLC	Louisiana	Keta Group, L.L.C.	Percentage Ownership Interest	51.000000	51.000000
TIYA Group, LLC	Louisiana	Shaw Home Louisiana, Inc.	Percentage Ownership Interest	49.000000	49.000000
Toshiba Nuclear Energy Holdings (UK) Limited	England	IHI Corporation (f/k/a Ishikawajima-Harima Heavy Industries Co., Ltd.)	Common Shares	46.500000	3.000000
Toshiba Nuclear Energy Holdings (UK) Limited	England	National Atomic Company Kazatomprom CJSC	Common Shares	155.000000	10.000000
Toshiba Nuclear Energy Holdings (UK) Limited	England	Nuclear Energy Holdings, L.L.C.	Common Shares	310.000000	20.000000

5.4-28

Toshiba Nuclear Energy Holdings (UK) Limited	England	TSB Nuclear Energy Investment US Inc.	Common Shares	1,038.500000	67.000000
Toshiba Nuclear Energy Holdings (US) Inc.	Delaware	IHI Corporation (f/k/a Ishikawajima-Harima Heavy Industries Co., Ltd.)	Common Shares	132.000000	3.000000
Toshiba Nuclear Energy Holdings (US) Inc.	Delaware	National Atomic Company Kazatomprom CJSC	Common Shares	440.000000	10.000000
Toshiba Nuclear Energy Holdings (US) Inc.	Delaware	Nuclear Energy Holdings, L.L.C.	Common Shares	880.000000	20.000000
Toshiba Nuclear Energy Holdings (US) Inc.	Delaware	TSB Nuclear Energy Investment US Inc.	Common Shares	2,948.000000	67.000000
TVL Lender II, Inc.	Delaware	The Shaw Group Inc.	Common Shares	99.000000	100.000000
VS2, LLC	Delaware	CB&I Federal Services LLC	Percentage Ownership Interest	49.000000	49.000000
VS2, LLC	Delaware	VSE Corporation	Percentage Ownership Interest	51.000000	51.000000
Westinghouse Electric UK Limited	Unknown	Toshiba Nuclear Energy Holdings (UK) Limited	Percentage Ownership Interest	100.000000	100.000000
Whessoe Piping Systems Limited	England & Wales	Shaw Group UK Limited	Common Shares	1.000000	100.000000
Whippany Venture I, L.L.C.	Louisiana	LandBank Properties, L.L.C.	Percentage Ownership Interest	100.000000	100.000000
Woodlands International Insurance Company	Ireland	Chicago Bridge & Iron Company B.V.	Ordinary	860,000.000000	100.000000

5.4-29

FINANCIAL STATEMENTS

•
Audited financial statements and the audit reports related thereto of the Parent Guarantor and its consolidated Subsidiaries for the fiscal years ended December 31, 2010, December 31, 2011, December 31, 2012, December 31, 2013 and December 31, 2014.

•	Unaudited financial statements of the Parent Guarantor and its consolidated Subsidiaries for the quarterly periods ending March 31, 2015 and June 30, 2015.

SCHEDULE 5.5
(to Note Purchase and Guarantee Agreement)

EXISTING INDEBTEDNESS

(a)(i) All outstanding Indebtedness of the Parent Guarantor and its Subsidiaries as of June 30, 2015
As of June 30, 2015 2
Section (a) —Borrowed Money

Section (a) - Borrowed Money
Company	Party	Amount (in $000s)
Chicago Bridge & Iron Company	Term Facility	$775,000
Chicago Bridge & Iron Company	NPA Notes Series A, B, C, D	$800,000
Chicago Bridge & Iron Company	Existing Credit Agreement ($1.35B)	$300,000
Chicago Bridge & Iron Company	Revolving Credit Facility ($650M)	$59,000
Chicago Bridge & Iron Company N.V.	Intesa SanPaolo Uncommitted Cash Borrowing	$137,740
Chicago Bridge & Iron Company N.V.	SunTrust Uncommitted Cash Borrowing	$100,000
Section (b) - Deferred Purchase Price		$—
Section (c) - Lien Obligations		$42,180
Section (d) - Notes		$—
Section (e) - Capitalized Leases		$0
Section (f) - Contingent Obligations (as of 06/30/15)		See attached
Section (g) - Letters of Credit (as of 06/30/15)		See attached
Section (h) - Off-Balance Sheet Liabilities
Sale and Leaseback of Plainfield Facility		$0
Section (i) - Disqualified Stock		$—

2 Investors to confirm June 30 acceptable.

SCHEDULE 5.15
(to Note Purchase and Guarantee Agreement)

GUARANTEE NUMBER	ISSUING BANK	PURPOSE	AMOUNT IN USD (000's)
10111	Abu Dhabi International Bank Inc.	Performance	464.5
9963	Abu Dhabi International Bank Inc.	Performance	933.0
11134	Abu Dhabi International Bank Inc.	Performance	18,086.7
SO93378200	Australian And New Zealand Banking Group Limited	Performance	1,604.8
SO94978200	Australian And New Zealand Banking Group Limited	Performance	16,377.4
SBLC4707329NY	Banco Bilbao Vizcaya Argentaria S.A.	Performance	2.0
SBLC5707525NY	Banco Bilbao Vizcaya Argentaria S.A.	Performance	2.8
SBLC4707350NY	Banco Bilbao Vizcaya Argentaria S.A.	Performance	4.4
SBLC4707154NY	Banco Bilbao Vizcaya Argentaria S.A.	Performance	8.5
SBLC5707402NY	Banco Bilbao Vizcaya Argentaria S.A.	Performance	9.1
SBLC4707215NY	Banco Bilbao Vizcaya Argentaria S.A.	Performance	13.6
SBLC4707298NY	Banco Bilbao Vizcaya Argentaria S.A.	Performance	17.5
SBLC4707330NY	Banco Bilbao Vizcaya Argentaria S.A.	Performance	29.5
SBLC4707117NY	Banco Bilbao Vizcaya Argentaria S.A.	Performance	32.7
SBLC4707159NY	Banco Bilbao Vizcaya Argentaria S.A.	Performance	62.0
SBLC4707244NY	Banco Bilbao Vizcaya Argentaria S.A.	Performance	71.0
SBLC4707116NY	Banco Bilbao Vizcaya Argentaria S.A.	Performance	76.3
SBLC4707331NY	Banco Bilbao Vizcaya Argentaria S.A.	Performance	81.9
SBLC4707115NY	Banco Bilbao Vizcaya Argentaria S.A.	Performance	98.1
SBLC5707410NY	Banco Bilbao Vizcaya Argentaria S.A.	Performance	98.4
SBLC4707138NY	Banco Bilbao Vizcaya Argentaria S.A.	Performance	126.5
SBLC4707351NY	Banco Bilbao Vizcaya Argentaria S.A.	Performance	132.7
SBLC4707114NY	Banco Bilbao Vizcaya Argentaria S.A.	Performance	145.0
SBLC4707095NY	Banco Bilbao Vizcaya Argentaria S.A.	Performance	176.0
SBLC5707545NY	Banco Bilbao Vizcaya Argentaria S.A.	Performance	200.5
SBLC4707365NY	Banco Bilbao Vizcaya Argentaria S.A.	Performance	277.6
SBLC5707700NY	Banco Bilbao Vizcaya Argentaria S.A.	Performance	322.1
SBLC5707459NY	Banco Bilbao Vizcaya Argentaria S.A.	Performance	772.4
SBLC4707071NY	Banco Bilbao Vizcaya Argentaria S.A.	Performance	1,159.0
SBLC5707425NY	Banco Bilbao Vizcaya Argentaria S.A.	Performance	1,288.5
SBLC4707019NY	Banco Bilbao Vizcaya Argentaria S.A.	Performance	1,363.9
SBLC4707020NY	Banco Bilbao Vizcaya Argentaria S.A.	Performance	1,648.9
SBLC4707021NY	Banco Bilbao Vizcaya Argentaria S.A.	Performance	1,648.9
SBLC4707076NY	Banco Bilbao Vizcaya Argentaria S.A.	Performance	2,520.7
3131284	Bank of America N.A.	Performance	62.9
BMTO449928OS	Bank of Montreal TFO	Performance	434.7
BMTO425120OS	Bank of Montreal TFO	Performance	4,921.3
OGU1647GWS	Bank of Nova Scotia	Performance	312.5
OSB15573GWS	Bank of Nova Scotia	Performance	2,000.0

5.15 - 1

OSB15574GWS	Bank of Nova Scotia	Performance	4,400.0
S502426N	Bank of Tokyo Mitsubishi	Performance	40,829.3
S500831N	Bank of Tokyo Mitsubishi	Performance	61,250.0
S500588N	Bank of Tokyo Mitsubishi	Performance	153,157.5
BMCH470432OS	BMO Harris Bank N.A.	Performance	1,303.5
BMCH468852OS	BMO Harris Bank N.A.	Performance	1,368.7
HACH401446OS	BMO Harris Bank N.A.	Performance	2,363.3
IGB1401995	BNP Paribas S.A.	Performance	41.4
IGB1500095	BNP Paribas S.A.	Performance	165.5
IGB1404669	BNP Paribas S.A.	Performance	207.5
IGB1402491	BNP Paribas S.A.	Performance	222.4
IGB1501186	BNP Paribas S.A.	Performance	346.9
IGB1402822	BNP Paribas S.A.	Performance	467.4
IGB1501188	BNP Paribas S.A.	Performance	820.7
IGB1501189	BNP Paribas S.A.	Performance	838.0
IGB1501187	BNP Paribas S.A.	Performance	1,080.0
IGB1303272	BNP Paribas S.A.	Performance	1,650.0
4130103	BNP Paribas USA	Performance	14.3
4125463	BNP Paribas USA	Performance	24.6
4130239	BNP Paribas USA	Performance	32.2
4130076	BNP Paribas USA	Performance	36.0
4119684	BNP Paribas USA	Performance	45.9
4125455	BNP Paribas USA	Performance	54.2
4121828	BNP Paribas USA	Performance	64.5
4127435	BNP Paribas USA	Performance	73.3
4127591	BNP Paribas USA	Performance	118.2
4121697	BNP Paribas USA	Performance	250.0
91909337	BNP Paribas USA	Performance	252.5
4124974	BNP Paribas USA	Performance	282.6
4127880	BNP Paribas USA	Performance	383.6
4119596	BNP Paribas USA	Performance	415.3
91912121	BNP Paribas USA	Performance	488.2
4122692	BNP Paribas USA	Performance	686.0
4127875	BNP Paribas USA	Performance	757.5
4123114	BNP Paribas USA	Performance	872.0
4120798	BNP Paribas USA	Performance	1,073.8
4125888	BNP Paribas USA	Performance	1,080.0
4121354	BNP Paribas USA	Performance	1,267.5
4122391	BNP Paribas USA	Performance	1,575.0
4131983	BNP Paribas USA	Performance	1,609.0
4131986	BNP Paribas USA	Performance	1,609.0
4125109	BNP Paribas USA	Performance	1,699.4

5.15-2

4126615	BNP Paribas USA	Performance	1,746.0
4105543	BNP Paribas USA	Performance	2,434.1
4128096	BNP Paribas USA	Performance	3,459.3
4126291	BNP Paribas USA	Performance	6,213.0
4121117	BNP Paribas USA	Performance	7,000.0
4105546	BNP Paribas USA	Performance	10,215.7
4126292	BNP Paribas USA	Performance	12,426.0
4126289	BNP Paribas USA	Performance	12,426.0
4126290	BNP Paribas USA	Performance	12,426.0
4126288	BNP Paribas USA	Performance	61,556.9
5870007969	Citibank N.A.	Performance	5.4
5870007964	Citibank N.A.	Performance	6.8
5870007970	Citibank N.A.	Performance	8.2
5870007971	Citibank N.A.	Performance	11.4
5870007966	Citibank N.A.	Performance	13.6
5870007967	Citibank N.A.	Performance	13.6
FRWAV70365200201	Commerzbank AG	Performance	130.9
FRWAV70305030201	Commerzbank AG	Performance	181.9
FRWAV70390880201	Commerzbank AG	Performance	250.5
FRWAV70335300201	Commerzbank AG	Performance	398.0
FRWAV70379960201	Commerzbank AG	Performance	434.3
FRWAV70346200201	Commerzbank AG	Performance	501.0
FRWAV70359400201	Commerzbank AG	Performance	723.9
FRWAV70358950201	Commerzbank AG	Performance	764.3
FRWAV70365420201	Commerzbank AG	Performance	815.0
FRWAV70365160201	Commerzbank AG	Performance	973.8
FRWAV70358980201	Commerzbank AG	Performance	1,528.6
511837005	Credit Agricole CIB	Performance	81.7
428937011	Credit Agricole CIB	Performance	2,732.8
19637008	Credit Agricole CIB	Performance	120,000.0
416937012	Credit Agricole CIB	Performance	129,852.3
504BGA1407110	Deutsche Bank AG	Performance	642.7
504BGA1205026	Deutsche Bank AG	Performance	2,378.2
1001IML201500008	Europe Arab Bank	Performance	3.4
1001CLG201500067	Europe Arab Bank	Performance	237.5
1501ML201500006	Europe Arab Bank	Performance	270.0
1001CLG201500053	Europe Arab Bank	Performance	400.0
PEBPTH150392	HSBC Bank Australia Limited	Performance	65.4
PEBPTH150395	HSBC Bank Australia Limited	Performance	65.4
REBPTH121346	HSBC Bank Australia Limited	Performance	102.8
PEBPTH142794	HSBC Bank Australia Limited	Performance	105.5
FNGPTH116948	HSBC Bank Australia Limited	Performance	117.5

5.15-3

PEBPTH123868	HSBC Bank Australia Limited	Performance	117.7
PEBPTH142808	HSBC Bank Australia Limited	Performance	192.0
PEBPTH150517	HSBC Bank Australia Limited	Performance	327.2
TEBPTH150678	HSBC Bank Australia Limited	Performance	385.4
PEBGWT120256	HSBC Bank Australia Limited	Performance	50,095.5
SDNGWT140240	HSBC Bank Australia Limited	Performance	52,875.1
PEBDUB028571	HSBC Bank Middle East Limited	Performance	40.0
PEBDUB026152	HSBC Bank Middle East Limited	Performance	61.3
PEBDUB768880	HSBC Bank Middle East Limited	Performance	82.5
PEBDUB768878	HSBC Bank Middle East Limited	Performance	88.1
APGDUB049377	HSBC Bank Middle East Limited	Performance	125.0
PEBDUB049390	HSBC Bank Middle East Limited	Performance	125.0
PEBDEI783690	HSBC Bank Middle East Limited	Performance	125.0
PEBDUB043461	HSBC Bank Middle East Limited	Performance	128.5
APGDUB768867	HSBC Bank Middle East Limited	Performance	165.0
PEBDUB026153	HSBC Bank Middle East Limited	Performance	212.5
PEBDUB042369	HSBC Bank Middle East Limited	Performance	223.0
REBDUB040775	HSBC Bank Middle East Limited	Performance	317.4
PEBDUB768876	HSBC Bank Middle East Limited	Performance	1,670.3
PEBDUB025214	HSBC Bank Middle East Limited	Performance	1,700.0
REBDUB041493	HSBC Bank Middle East Limited	Performance	1,913.9
PEBDUB036573	HSBC Bank Middle East Limited	Performance	2,737.8
PEBDUB040346	HSBC Bank Middle East Limited	Performance	4,322.6
APGDUB049178	HSBC Bank Middle East Limited	Performance	5,986.0
PEBDUB049179	HSBC Bank Middle East Limited	Performance	5,986.0
SDCMTN567195	HSBC Bank USA N.A.	Performance	28,010.0
DTNLES507311	ING Bank N.V.	Performance	7.5
DTNLES507314	ING Bank N.V.	Performance	67.2
DTNLES507312	ING Bank N.V.	Performance	104.4
DTNLES507308	ING Bank N.V.	Performance	227.6
K682144	ING Bank N.V.	Performance	245.0
K624895	ING Bank N.V.	Performance	267.5
DTNLFS600720	ING Bank N.V.	Performance	284.0
K677530	ING Bank N.V.	Performance	535.0
DTNLES506780	ING Bank N.V.	Performance	672.4
DTNLFS600719	ING Bank N.V.	Performance	716.0
DTNLES507310	ING Bank N.V.	Performance	742.0
K663265	ING Bank N.V.	Performance	1,003.1
DTNLES506783	ING Bank N.V.	Performance	1,398.0
K672931	ING Bank N.V.	Performance	1,550.0
K677529	ING Bank N.V.	Performance	,605.0
K672932	ING Bank N.V.	Performance	1,700.0

5.15-4

K678646	ING Bank N.V.	Performance	2,110.0
K672930	ING Bank N.V.	Performance	2,520.0
K681056	ING Bank N.V.	Performance	3,180.5
153052-793	Intesa Sanpaolo-New York	Performance	64.8
123236-793	Intesa Sanpaolo-New York	Performance	320.5
133058-793	Intesa Sanpaolo-New York	Performance	320.5
NYSB2015054	Lloyds TSB Bank plc	Performance	1,389.8
NYSB2014008	Lloyds TSB Bank plc	Performance	15,506.7
NYSB2014153	Lloyds TSB Bank plc	Performance	61,250.0
032LGLB123155633	Mashreq Bank P.S.C.	Performance	0.8
032LGLB123156118	Mashreq Bank P.S.C.	Performance	0.8
032LGLB123157736	Mashreq Bank P.S.C.	Performance	0.8
032LGLB123158379	Mashreq Bank P.S.C.	Performance	1.6
032LGLB140080001	Mashreq Bank P.S.C.	Performance	1.6
032LGLB141190001	Mashreq Bank P.S.C.	Performance	1.6
032LGLB141480001	Mashreq Bank P.S.C.	Performance	1.6
032LGLB123156713	Mashreq Bank P.S.C.	Performance	2.5
032LGLB123157220	Mashreq Bank P.S.C.	Performance	2.5
032LGLB123157325	Mashreq Bank P.S.C.	Performance	4.1
032LGLB151110002	Mashreq Bank P.S.C.	Performance	4.1
032LGLB123154287	Mashreq Bank P.S.C.	Performance	4.9
032LGLB123157121	Mashreq Bank P.S.C.	Performance	4.9
032LGLB123157902	Mashreq Bank P.S.C.	Performance	4.9
032LGLB150670001	Mashreq Bank P.S.C.	Performance	4.9
032LGLB123154353	Mashreq Bank P.S.C.	Performance	5.7
032LGLB123155015	Mashreq Bank P.S.C.	Performance	7.4
032LGLB123157737	Mashreq Bank P.S.C.	Performance	7.4
032LGLB123157177	Mashreq Bank P.S.C.	Performance	11.4
032LGLB150120002	Mashreq Bank P.S.C.	Performance	12.3
032LGLB123155012	Mashreq Bank P.S.C.	Performance	13.6
032LGLB123158002	Mashreq Bank P.S.C.	Performance	13.6
032LGTL123150221	Mashreq Bank P.S.C.	Performance	13.6
032LGTL123150234	Mashreq Bank P.S.C.	Performance	13.6
032LGTL123150238	Mashreq Bank P.S.C.	Performance	13.6
032LGTL151660001	Mashreq Bank P.S.C.	Performance	13.6
032LGLB143640002	Mashreq Bank P.S.C.	Performance	13.9
032LGLB143220001	Mashreq Bank P.S.C.	Performance	14.7
032LGLB143350001	Mashreq Bank P.S.C.	Performance	14.7
032LGLB150280001	Mashreq Bank P.S.C.	Performance	16.3
032LGLB123158014	Mashreq Bank P.S.C.	Performance	20.4
032LGLB123154372	Mashreq Bank P.S.C.	Performance	27.2
032LGPB151530001	Mashreq Bank P.S.C.	Performance	33.1

5.15-5

032LGLB123155661	Mashreq Bank P.S.C.	Performance	40.8
032LGLB123154984	Mashreq Bank P.S.C.	Performance	81.7
032LGAP150840003	Mashreq Bank P.S.C.	Performance	300.0
032LGAP132260001	Mashreq Bank P.S.C.	Performance	748.7
032LGPB132260004	Mashreq Bank P.S.C.	Performance	748.7
032LGPB142640005	Mashreq Bank P.S.C.	Performance	1,604.8
032LGPB142640006	Mashreq Bank P.S.C.	Performance	1,694.3
032LGBB150290003	Mashreq Bank P.S.C.	Performance	2,482.4
032LGPB123155504	Mashreq Bank P.S.C.	Performance	3,436.8
032LGPB123155632	Mashreq Bank P.S.C.	Performance	7,330.9
032LGPB123155405	Mashreq Bank P.S.C.	Performance	8,151.4
032LGAP141320004	Mashreq Bank P.S.C.	Performance	34,048.0
5754505	MIZUHO BANK, LTD.	Performance	4,814.5
5754492	MIZUHO BANK, LTD.	Performance	5,086.6
S730850	National Bank Of Kuwait S.A.K.	Performance	82.7
S730710	National Bank Of Kuwait S.A.K.	Performance	1,081.0
S730711	National Bank Of Kuwait S.A.K.	Performance	1,081.0
G977	Qatar National Bank SAQ	Performance	1,800.0
HOU/S/06623	Riyad Bank, Houston Agency	Performance	170.0
HOU/S/07890	Riyad Bank, Houston Agency	Performance	399.7
HOU/S/07915	Riyad Bank, Houston Agency	Performance	399.7
HOU/S/07151	Riyad Bank, Houston Agency	Performance	745.2
HOU/S/07891	Riyad Bank, Houston Agency	Performance	799.3
HOU/S/07786	Riyad Bank, Houston Agency	Performance	1,731.4
HOU/S/07552	Riyad Bank, Houston Agency	Performance	2,438.5
HOU/S/07423	Riyad Bank, Houston Agency	Performance	3,087.3
HOU/S/07791	Riyad Bank, Houston Agency	Performance	3,243.6
HOU/S/07479	Riyad Bank, Houston Agency	Performance	3,726.4
HOU/S/07422	Riyad Bank, Houston Agency	Performance	5,080.4
HOU/S/07790	Riyad Bank, Houston Agency	Performance	6,487.2
HOU/S/07150	Riyad Bank, Houston Agency	Performance	6,961.8
HOU/S/07482	Riyad Bank, Houston Agency	Performance	7,801.3
HOU/S/07152	Riyad Bank, Houston Agency	Performance	13,366.8
3000310209	SAMBA Financial Group	Performance	12.6
3000310155	SAMBA Financial Group	Performance	14.8
3000310336	SAMBA Financial Group	Performance	18.0
3000310173	SAMBA Financial Group	Performance	23.1
3000310338	SAMBA Financial Group	Performance	27.0
3000310344	SAMBA Financial Group	Performance	27.1
3000310074	SAMBA Financial Group	Performance	59.4
3000310337	SAMBA Financial Group	Performance	66.8
3000310357	SAMBA Financial Group	Performance	88.0

5.15-6

3000399991	SAMBA Financial Group	Performance	94.5
3000310317	SAMBA Financial Group	Performance	98.9
3000399687	SAMBA Financial Group	Performance	105.0
3000399688	SAMBA Financial Group	Performance	105.0
3000310073	SAMBA Financial Group	Performance	143.6
3000394383	SAMBA Financial Group	Performance	166.4
3000310030	SAMBA Financial Group	Performance	241.8
3000399686	SAMBA Financial Group	Performance	314.9
3000399671	SAMBA Financial Group	Performance	319.9
3000398691	SAMBA Financial Group	Performance	428.4
3000397192	SAMBA Financial Group	Performance	441.2
3000398980	SAMBA Financial Group	Performance	444.0
3000399626	SAMBA Financial Group	Performance	449.9
3000399629	SAMBA Financial Group	Performance	449.9
3000398665	SAMBA Financial Group	Performance	458.3
3000399934	SAMBA Financial Group	Performance	464.8
3000399935	SAMBA Financial Group	Performance	464.8
3000394388	SAMBA Financial Group	Performance	567.9
3000396510	SAMBA Financial Group	Performance	632.1
3000396511	SAMBA Financial Group	Performance	632.1
3000310382	SAMBA Financial Group	Performance	650.0
3000310383	SAMBA Financial Group	Performance	650.0
3000392592	SAMBA Financial Group	Performance	704.4
3000399004	SAMBA Financial Group	Performance	730.0
3000399533	SAMBA Financial Group	Performance	841.1
3000398981	SAMBA Financial Group	Performance	1,185.3
3000399003	SAMBA Financial Group	Performance	1,460.0
3000399845	SAMBA Financial Group	Performance	1,580.0
3000399803	SAMBA Financial Group	Performance	1,630.0
3000393358	SAMBA Financial Group	Performance	1,746.2
3000310156	SAMBA Financial Group	Performance	2,370.0
3000399901	SAMBA Financial Group	Performance	2,370.0
3000394032	SAMBA Financial Group	Performance	2,691.7
3000399846	SAMBA Financial Group	Performance	3,160.0
3000310012	SAMBA Financial Group	Performance	3,268.2
3000310013	SAMBA Financial Group	Performance	3,268.2
3000399804	SAMBA Financial Group	Performance	4,401.0
7759	Santander	Performance	1,588.5
7829	Santander	Performance	5,000.0
777020069980-L	Standard Chartered Bank	Performance	15.0
123020068580	Standard Chartered Bank	Performance	27.2
777020075704-L	Standard Chartered Bank	Performance	45.0
777020070629-L	Standard Chartered Bank	Performance	80.0

5.15-7

777020021996-L	Standard Chartered Bank	Performance	98.5
777020069276-L	Standard Chartered Bank	Performance	140.0
777020067438-L	Standard Chartered Bank	Performance	149.9
123020500764	Standard Chartered Bank	Performance	250.0
777020050197-L	Standard Chartered Bank	Performance	291.1
777020072011-L	Standard Chartered Bank	Performance	402.0
777020029408-L	Standard Chartered Bank	Performance	560.0
777020072057-L	Standard Chartered Bank	Performance	712.9
779-02-0053968-I	Standard Chartered Bank	Performance	785.6
777020022085-L	Standard Chartered Bank	Performance	854.1
777020034303-L	Standard Chartered Bank	Performance	858.4
777020069025-L	Standard Chartered Bank	Performance	972.0
777020072048-l	Standard Chartered Bank	Performance	979.5
777020076730-L	Standard Chartered Bank	Performance	998.2
777020044436-L	Standard Chartered Bank	Performance	1,034.7
777020032350-L	Standard Chartered Bank	Performance	1,054.0
777020030245-L	Standard Chartered Bank	Performance	1,104.3
777020057984-L	Standard Chartered Bank	Performance	1,452.0
777020067401-L	Standard Chartered Bank	Performance	1,468.0
777020036515-L	Standard Chartered Bank	Performance	1,800.0
777020028221-L	Standard Chartered Bank	Performance	1,854.2
777020070870-L	Standard Chartered Bank	Performance	2,215.8
777020063094-L	Standard Chartered Bank	Performance	3,134.1
777020063076-L	Standard Chartered Bank	Performance	3,917.7
777020067777-L	Standard Chartered Bank	Performance	5,000.0
123020068731	Standard Chartered Bank	Performance	7,183.4
777020044409-L	Standard Chartered Bank	Performance	18,312.2
T407672	The Royal Bank of Scotland N.V.	Performance	0.0
MEAE1AE07G501131	The Royal Bank of Scotland N.V.	Performance	0.8
MEAE2AE07G501851	The Royal Bank of Scotland N.V.	Performance	0.8
MEAE2AE07G501853	The Royal Bank of Scotland N.V.	Performance	6.5
NLNL1NL14G840269	The Royal Bank of Scotland N.V.	Performance	7.6
T411003	The Royal Bank of Scotland N.V.	Performance	10.9
MEAE2AE07G501847	The Royal Bank of Scotland N.V.	Performance	13.6
MEAE2AE07G501849	The Royal Bank of Scotland N.V.	Performance	13.6
MEAE2AE07G501854	The Royal Bank of Scotland N.V.	Performance	20.4
T411036	The Royal Bank of Scotland N.V.	Performance	26.5
T410369	The Royal Bank of Scotland N.V.	Performance	72.0
T410368	The Royal Bank of Scotland N.V.	Performance	95.7
G14/4996	The Royal Bank of Scotland N.V.	Performance	117.1
NLNL1NL14G840477	The Royal Bank of Scotland N.V.	Performance	161.1
NLNL1NL09G830181	The Royal Bank of Scotland N.V.	Performance	749.0

5.15-8

T410470	The Royal Bank of Scotland N.V.	Performance	966.3
NLNL1NL14G839918	The Royal Bank of Scotland N.V.	Performance	1,297.9
T410471	The Royal Bank of Scotland N.V.	Performance	1,504.9
NLNL1NL14G839757	The Royal Bank of Scotland N.V.	Performance	1,850.0
NLNL1NL14G839758	The Royal Bank of Scotland N.V.	Performance	1,850.0
NLNL1NL12G837706	The Royal Bank of Scotland N.V.	Performance	23,982.8
SLCPPDX05105	U.S. Bank N.A.	Performance	70,000.0
29070196-A	Australian And New Zealand Banking Group Limited	Financial	1.7
21197	Australian And New Zealand Banking Group Limited	Financial	11.9
93033/80085	Bank of Nova Scotia	Financial	57,389.2
IGB1301451	BNP Paribas S.A.	Financial	2,926.1
4119584	BNP Paribas USA	Financial	25.4
4119591	BNP Paribas USA	Financial	1,915.9
4119582	BNP Paribas USA	Financial	2,050.0
FHGAV08077000200	Commerzbank AG	Financial	138.5
FNGPTH141138	HSBC Bank Australia Limited	Financial	26.5
FNGPTH141567	HSBC Bank Australia Limited	Financial	153.4
FNGPTH130624	HSBC Bank Australia Limited	Financial	198.2
FNGPTH116956	HSBC Bank Australia Limited	Financial	267.1
FNGPTH122092	HSBC Bank Australia Limited	Financial	307.1
FNGPTH116949	HSBC Bank Australia Limited	Financial	462.4
FNGPTH141045	HSBC Bank Australia Limited	Financial	482.2
FNGPTH151302	HSBC Bank Australia Limited	Financial	1,090.2
SDCMTN563275	HSBC Bank USA N.A.	Financial	100.0
SDCMTN567955	HSBC Bank USA N.A.	Financial	258.7
SDCMTN564216	HSBC Bank USA N.A.	Financial	283.7
SDCMTN563985	HSBC Bank USA N.A.	Financial	445.0
SDCMTN564121	HSBC Bank USA N.A.	Financial	2,723.7
SDCMTN563273	HSBC Bank USA N.A.	Financial	4,200.0
SDCMTN563274	HSBC Bank USA N.A.	Financial	12,610.8
NYSB2015003	Lloyds TSB Bank plc	Financial	500.0
NYSB2013303	Lloyds TSB Bank plc	Financial	4,436.8
032LGFN123150846	Mashreq Bank P.S.C.	Financial	8.2
032LGPP143370003	Mashreq Bank P.S.C.	Financial	27.5
032LGFN123150791	Mashreq Bank P.S.C.	Financial	43.6
032LGFN123150766	Mashreq Bank P.S.C.	Financial	54.5
032LGOT123151728	Mashreq Bank P.S.C.	Financial	61.8
032LGPP142580002	Mashreq Bank P.S.C.	Financial	114.0
032LGFN123150877	Mashreq Bank P.S.C.	Financial	136.2
032LGFN123150556	Mashreq Bank P.S.C.	Financial	163.4
032LGFN123150769	Mashreq Bank P.S.C.	Financial	171.5

5.15-9

3000368994	SAMBA Financial Group	Financial	18.7
777020052872-L	Standard Chartered Bank	Financial	22.3
777020063888-l	Standard Chartered Bank	Financial	44.5
359020594301	Standard Chartered Bank (Thai) PCL	Financial	59.2
MEAE1AE07G501121	The Royal Bank of Scotland N.V.	Financial	13.6
MEAE2AE07G502994	The Royal Bank of Scotland N.V.	Financial	13.6
SLCPPDX06471	U.S. Bank N.A.	Financial	2,000.0
	Letter of Credit & Bank Guarantee Utilization		1,426,854.0
	Revolver Foreign Currency Adjustment		1,908.0
	Total Utilization		1,428,762.0

Contingent Obligations

GUARANTEE NUMBER	ISSUING BANK	PURPOSE	AMOUNT IN USD (000's)
10111	Abu Dhabi International Bank Inc.	Performance	464.5
9963	Abu Dhabi International Bank Inc.	Performance	933.0
11134	Abu Dhabi International Bank Inc.	Performance	18,086.7
SO93378200	Australian And New Zealand Banking Group Limited	Performance	1,604.8
SO94978200	Australian And New Zealand Banking Group Limited	Performance	16,377.4
SBLC4707329NY	Banco Bilbao Vizcaya Argentaria S.A.	Performance	2.0
SBLC5707525NY	Banco Bilbao Vizcaya Argentaria S.A.	Performance	2.8
SBLC4707350NY	Banco Bilbao Vizcaya Argentaria S.A.	Performance	4.4
SBLC4707154NY	Banco Bilbao Vizcaya Argentaria S.A.	Performance	8.5
SBLC5707402NY	Banco Bilbao Vizcaya Argentaria S.A.	Performance	9.1
SBLC4707215NY	Banco Bilbao Vizcaya Argentaria S.A.	Performance	13.6
SBLC4707298NY	Banco Bilbao Vizcaya Argentaria S.A.	Performance	17.5
SBLC4707330NY	Banco Bilbao Vizcaya Argentaria S.A.	Performance	29.5
SBLC4707117NY	Banco Bilbao Vizcaya Argentaria S.A.	Performance	32.7
SBLC4707159NY	Banco Bilbao Vizcaya Argentaria S.A.	Performance	62.0
SBLC4707244NY	Banco Bilbao Vizcaya Argentaria S.A.	Performance	71.0
SBLC4707116NY	Banco Bilbao Vizcaya Argentaria S.A.	Performance	76.3
SBLC4707331NY	Banco Bilbao Vizcaya Argentaria S.A.	Performance	81.9
SBLC4707115NY	Banco Bilbao Vizcaya Argentaria S.A.	Performance	98.1
SBLC5707410NY	Banco Bilbao Vizcaya Argentaria S.A.	Performance	98.4
SBLC4707138NY	Banco Bilbao Vizcaya Argentaria S.A.	Performance	126.5
SBLC4707351NY	Banco Bilbao Vizcaya Argentaria S.A.	Performance	132.7
SBLC4707114NY	Banco Bilbao Vizcaya Argentaria S.A.	Performance	145.0

5.15-10

SBLC4707095NY	Banco Bilbao Vizcaya Argentaria S.A.	Performance	176.0
SBLC5707545NY	Banco Bilbao Vizcaya Argentaria S.A.	Performance	200.5
SBLC4707365NY	Banco Bilbao Vizcaya Argentaria S.A.	Performance	277.6
SBLC5707700NY	Banco Bilbao Vizcaya Argentaria S.A.	Performance	322.1
SBLC5707459NY	Banco Bilbao Vizcaya Argentaria S.A.	Performance	772.4
SBLC4707071NY	Banco Bilbao Vizcaya Argentaria S.A.	Performance	1,159.0
SBLC5707425NY	Banco Bilbao Vizcaya Argentaria S.A.	Performance	1,288.5
SBLC4707019NY	Banco Bilbao Vizcaya Argentaria S.A.	Performance	1,363.9
SBLC4707020NY	Banco Bilbao Vizcaya Argentaria S.A.	Performance	1,648.9
SBLC4707021NY	Banco Bilbao Vizcaya Argentaria S.A.	Performance	1,648.9
SBLC4707076NY	Banco Bilbao Vizcaya Argentaria S.A.	Performance	2,520.7
3131284	Bank of America N.A.	Performance	62.9
BMTO449928OS	Bank of Montreal TFO	Performance	434.7
BMTO425120OS	Bank of Montreal TFO	Performance	4,921.3
OGU1647GWS	Bank of Nova Scotia	Performance	312.5
OSB15573GWS	Bank of Nova Scotia	Performance	2,000.0
OSB15574GWS	Bank of Nova Scotia	Performance	4,400.0
S502426N	Bank of Tokyo Mitsubishi	Performance	40,829.3
S500831N	Bank of Tokyo Mitsubishi	Performance	61,250.0
S500588N	Bank of Tokyo Mitsubishi	Performance	153,157.5
BMCH470432OS	BMO Harris Bank N.A.	Performance	1,303.5
BMCH468852OS	BMO Harris Bank N.A.	Performance	1,368.7
HACH401446OS	BMO Harris Bank N.A.	Performance	2,363.3
IGB1401995	BNP Paribas S.A.	Performance	41.4
IGB1500095	BNP Paribas S.A.	Performance	165.5
IGB1404669	BNP Paribas S.A.	Performance	207.5
IGB1402491	BNP Paribas S.A.	Performance	222.4
IGB1501186	BNP Paribas S.A.	Performance	346.9
IGB1402822	BNP Paribas S.A.	Performance	467.4
IGB1501188	BNP Paribas S.A.	Performance	820.7
IGB1501189	BNP Paribas S.A.	Performance	838.0
IGB1501187	BNP Paribas S.A.	Performance	1,080.0
IGB1303272	BNP Paribas S.A.	Performance	1,650.0
4130103	BNP Paribas USA	Performance	14.3
4125463	BNP Paribas USA	Performance	24.6
4130239	BNP Paribas USA	Performance	32.2
4130076	BNP Paribas USA	Performance	36.0
4119684	BNP Paribas USA	Performance	45.9
4125455	BNP Paribas USA	Performance	54.2
4121828	BNP Paribas USA	Performance	64.5
4127435	BNP Paribas USA	Performance	73.3
4127591	BNP Paribas USA	Performance	118.2

5.15-11

4121697	BNP Paribas USA	Performance	250.0
91909337	BNP Paribas USA	Performance	252.5
4124974	BNP Paribas USA	Performance	282.6
4127880	BNP Paribas USA	Performance	383.6
4119596	BNP Paribas USA	Performance	415.3
91912121	BNP Paribas USA	Performance	488.2
4122692	BNP Paribas USA	Performance	686.0
4127875	BNP Paribas USA	Performance	757.5
4123114	BNP Paribas USA	Performance	872.0
4120798	BNP Paribas USA	Performance	1,073.8
4125888	BNP Paribas USA	Performance	1,080.0
4121354	BNP Paribas USA	Performance	1,267.5
4122391	BNP Paribas USA	Performance	1,575.0
4131983	BNP Paribas USA	Performance	1,609.0
4131986	BNP Paribas USA	Performance	1,609.0
4125109	BNP Paribas USA	Performance	1,699.4
4126615	BNP Paribas USA	Performance	1,746.0
4105543	BNP Paribas USA	Performance	2,434.1
4128096	BNP Paribas USA	Performance	3,459.3
4126291	BNP Paribas USA	Performance	6,213.0
4121117	BNP Paribas USA	Performance	7,000.0
4105546	BNP Paribas USA	Performance	10,215.7
4126292	BNP Paribas USA	Performance	12,426.0
4126289	BNP Paribas USA	Performance	12,426.0
4126290	BNP Paribas USA	Performance	12,426.0
4126288	BNP Paribas USA	Performance	61,556.9
5870007969	Citibank N.A.	Performance	5.4
5870007964	Citibank N.A.	Performance	6.8
5870007970	Citibank N.A.	Performance	8.2
5870007971	Citibank N.A.	Performance	11.4
5870007966	Citibank N.A.	Performance	13.6
5870007967	Citibank N.A.	Performance	13.6
FRWAV70365200201	Commerzbank AG	Performance	130.9
FRWAV70305030201	Commerzbank AG	Performance	181.9
FRWAV70390880201	Commerzbank AG	Performance	250.5
FRWAV70335300201	Commerzbank AG	Performance	398.0
FRWAV70379960201	Commerzbank AG	Performance	434.3
FRWAV70346200201	Commerzbank AG	Performance	501.0
FRWAV70359400201	Commerzbank AG	Performance	723.9
FRWAV70358950201	Commerzbank AG	Performance	764.3
FRWAV70365420201	Commerzbank AG	Performance	815.0
FRWAV70365160201	Commerzbank AG	Performance	973.8

5.15-12

FRWAV70358980201	Commerzbank AG	Performance	1,528.6
511837005	Credit Agricole CIB	Performance	81.7
428937011	Credit Agricole CIB	Performance	2,732.8
19637008	Credit Agricole CIB	Performance	120,000.0
416937012	Credit Agricole CIB	Performance	129,852.3
504BGA1407110	Deutsche Bank AG	Performance	642.7
504BGA1205026	Deutsche Bank AG	Performance	2,378.2
1001IML201500008	Europe Arab Bank	Performance	3.4
1001CLG201500067	Europe Arab Bank	Performance	237.5
1501ML201500006	Europe Arab Bank	Performance	270.0
1001CLG201500053	Europe Arab Bank	Performance	400.0
PEBPTH150392	HSBC Bank Australia Limited	Performance	65.4
PEBPTH150395	HSBC Bank Australia Limited	Performance	65.4
REBPTH121346	HSBC Bank Australia Limited	Performance	102.8
PEBPTH142794	HSBC Bank Australia Limited	Performance	105.5
FNGPTH116948	HSBC Bank Australia Limited	Performance	117.5
PEBPTH123868	HSBC Bank Australia Limited	Performance	117.7
PEBPTH142808	HSBC Bank Australia Limited	Performance	192.0
PEBPTH150517	HSBC Bank Australia Limited	Performance	327.2
TEBPTH150678	HSBC Bank Australia Limited	Performance	385.4
PEBGWT120256	HSBC Bank Australia Limited	Performance	50,095.5
SDNGWT140240	HSBC Bank Australia Limited	Performance	52,875.1
PEBDUB028571	HSBC Bank Middle East Limited	Performance	40.0
PEBDUB026152	HSBC Bank Middle East Limited	Performance	61.3
PEBDUB768880	HSBC Bank Middle East Limited	Performance	82.5
PEBDUB768878	HSBC Bank Middle East Limited	Performance	88.1
APGDUB049377	HSBC Bank Middle East Limited	Performance	125.0
PEBDUB049390	HSBC Bank Middle East Limited	Performance	125.0
PEBDEI783690	HSBC Bank Middle East Limited	Performance	125.0
PEBDUB043461	HSBC Bank Middle East Limited	Performance	128.5
APGDUB768867	HSBC Bank Middle East Limited	Performance	165.0
PEBDUB026153	HSBC Bank Middle East Limited	Performance	212.5
PEBDUB042369	HSBC Bank Middle East Limited	Performance	223.0
REBDUB040775	HSBC Bank Middle East Limited	Performance	317.4
PEBDUB768876	HSBC Bank Middle East Limited	Performance	1,670.3
PEBDUB025214	HSBC Bank Middle East Limited	Performance	1,700.0
REBDUB041493	HSBC Bank Middle East Limited	Performance	1,913.9
PEBDUB036573	HSBC Bank Middle East Limited	Performance	2,737.8
PEBDUB040346	HSBC Bank Middle East Limited	Performance	4,322.6
APGDUB049178	HSBC Bank Middle East Limited	Performance	5,986.0
PEBDUB049179	HSBC Bank Middle East Limited	Performance	5,986.0
SDCMTN567195	HSBC Bank USA N.A.	Performance	28,010.0

5.15-13

DTNLES507311	ING Bank N.V.	Performance	7.5
DTNLES507314	ING Bank N.V.	Performance	67.2
DTNLES507312	ING Bank N.V.	Performance	104.4
DTNLES507308	ING Bank N.V.	Performance	227.6
K682144	ING Bank N.V.	Performance	245.0
K624895	ING Bank N.V.	Performance	267.5
DTNLFS600720	ING Bank N.V.	Performance	284.0
K677530	ING Bank N.V.	Performance	535.0
DTNLES506780	ING Bank N.V.	Performance	672.4
DTNLFS600719	ING Bank N.V.	Performance	716.0
DTNLES507310	ING Bank N.V.	Performance	742.0
K663265	ING Bank N.V.	Performance	1,003.1
DTNLES506783	ING Bank N.V.	Performance	1,398.0
K672931	ING Bank N.V.	Performance	1,550.0
K677529	ING Bank N.V.	Performance	,605.0
K672932	ING Bank N.V.	Performance	1,700.0
K678646	ING Bank N.V.	Performance	2,110.0
K672930	ING Bank N.V.	Performance	2,520.0
K681056	ING Bank N.V.	Performance	3,180.5
153052-793	Intesa Sanpaolo-New York	Performance	64.8
123236-793	Intesa Sanpaolo-New York	Performance	320.5
133058-793	Intesa Sanpaolo-New York	Performance	320.5
NYSB2015054	Lloyds TSB Bank plc	Performance	1,389.8
NYSB2014008	Lloyds TSB Bank plc	Performance	15,506.7
NYSB2014153	Lloyds TSB Bank plc	Performance	61,250.0
032LGLB123155633	Mashreq Bank P.S.C.	Performance	0.8
032LGLB123156118	Mashreq Bank P.S.C.	Performance	0.8
032LGLB123157736	Mashreq Bank P.S.C.	Performance	0.8
032LGLB123158379	Mashreq Bank P.S.C.	Performance	1.6
032LGLB140080001	Mashreq Bank P.S.C.	Performance	1.6
032LGLB141190001	Mashreq Bank P.S.C.	Performance	1.6
032LGLB141480001	Mashreq Bank P.S.C.	Performance	1.6
032LGLB123156713	Mashreq Bank P.S.C.	Performance	2.5
032LGLB123157220	Mashreq Bank P.S.C.	Performance	2.5
032LGLB123157325	Mashreq Bank P.S.C.	Performance	4.1
032LGLB151110002	Mashreq Bank P.S.C.	Performance	4.1
032LGLB123154287	Mashreq Bank P.S.C.	Performance	4.9
032LGLB123157121	Mashreq Bank P.S.C.	Performance	4.9
032LGLB123157902	Mashreq Bank P.S.C.	Performance	4.9
032LGLB150670001	Mashreq Bank P.S.C.	Performance	4.9
032LGLB123154353	Mashreq Bank P.S.C.	Performance	5.7
032LGLB123155015	Mashreq Bank P.S.C.	Performance	7.4

5.15-14

032LGLB123157737	Mashreq Bank P.S.C.	Performance	7.4
032LGLB123157177	Mashreq Bank P.S.C.	Performance	11.4
032LGLB150120002	Mashreq Bank P.S.C.	Performance	12.3
032LGLB123155012	Mashreq Bank P.S.C.	Performance	13.6
032LGLB123158002	Mashreq Bank P.S.C.	Performance	13.6
032LGTL123150221	Mashreq Bank P.S.C.	Performance	13.6
032LGTL123150234	Mashreq Bank P.S.C.	Performance	13.6
032LGTL123150238	Mashreq Bank P.S.C.	Performance	13.6
032LGTL151660001	Mashreq Bank P.S.C.	Performance	13.6
032LGLB143640002	Mashreq Bank P.S.C.	Performance	13.9
032LGLB143220001	Mashreq Bank P.S.C.	Performance	14.7
032LGLB143350001	Mashreq Bank P.S.C.	Performance	14.7
032LGLB150280001	Mashreq Bank P.S.C.	Performance	16.3
032LGLB123158014	Mashreq Bank P.S.C.	Performance	20.4
032LGLB123154372	Mashreq Bank P.S.C.	Performance	27.2
032LGPB151530001	Mashreq Bank P.S.C.	Performance	33.1
032LGLB123155661	Mashreq Bank P.S.C.	Performance	40.8
032LGLB123154984	Mashreq Bank P.S.C.	Performance	81.7
032LGAP150840003	Mashreq Bank P.S.C.	Performance	300.0
032LGAP132260001	Mashreq Bank P.S.C.	Performance	748.7
032LGPB132260004	Mashreq Bank P.S.C.	Performance	748.7
032LGPB142640005	Mashreq Bank P.S.C.	Performance	1,604.8
032LGPB142640006	Mashreq Bank P.S.C.	Performance	1,694.3
032LGBB150290003	Mashreq Bank P.S.C.	Performance	2,482.4
032LGPB123155504	Mashreq Bank P.S.C.	Performance	3,436.8
032LGPB123155632	Mashreq Bank P.S.C.	Performance	7,330.9
032LGPB123155405	Mashreq Bank P.S.C.	Performance	8,151.4
032LGAP141320004	Mashreq Bank P.S.C.	Performance	34,048.0
5754505	MIZUHO BANK, LTD.	Performance	4,814.5
5754492	MIZUHO BANK, LTD.	Performance	5,086.6
S730850	National Bank Of Kuwait S.A.K.	Performance	82.7
S730710	National Bank Of Kuwait S.A.K.	Performance	1,081.0
S730711	National Bank Of Kuwait S.A.K.	Performance	1,081.0
G977	Qatar National Bank SAQ	Performance	1,800.0
HOU/S/06623	Riyad Bank, Houston Agency	Performance	170.0
HOU/S/07890	Riyad Bank, Houston Agency	Performance	399.7
HOU/S/07915	Riyad Bank, Houston Agency	Performance	399.7
HOU/S/07151	Riyad Bank, Houston Agency	Performance	745.2
HOU/S/07891	Riyad Bank, Houston Agency	Performance	799.3
HOU/S/07786	Riyad Bank, Houston Agency	Performance	1,731.4
HOU/S/07552	Riyad Bank, Houston Agency	Performance	2,438.5
HOU/S/07423	Riyad Bank, Houston Agency	Performance	3,087.3

5.15-15

HOU/S/07791	Riyad Bank, Houston Agency	Performance	3,243.6
HOU/S/07479	Riyad Bank, Houston Agency	Performance	3,726.4
HOU/S/07422	Riyad Bank, Houston Agency	Performance	5,080.4
HOU/S/07790	Riyad Bank, Houston Agency	Performance	6,487.2
HOU/S/07150	Riyad Bank, Houston Agency	Performance	6,961.8
HOU/S/07482	Riyad Bank, Houston Agency	Performance	7,801.3
HOU/S/07152	Riyad Bank, Houston Agency	Performance	13,366.8
3000310209	SAMBA Financial Group	Performance	12.6
3000310155	SAMBA Financial Group	Performance	14.8
3000310336	SAMBA Financial Group	Performance	18.0
3000310173	SAMBA Financial Group	Performance	23.1
3000310338	SAMBA Financial Group	Performance	27.0
3000310344	SAMBA Financial Group	Performance	27.1
3000310074	SAMBA Financial Group	Performance	59.4
3000310337	SAMBA Financial Group	Performance	66.8
3000310357	SAMBA Financial Group	Performance	88.0
3000399991	SAMBA Financial Group	Performance	94.5
3000310317	SAMBA Financial Group	Performance	98.9
3000399687	SAMBA Financial Group	Performance	105.0
3000399688	SAMBA Financial Group	Performance	105.0
3000310073	SAMBA Financial Group	Performance	143.6
3000394383	SAMBA Financial Group	Performance	166.4
3000310030	SAMBA Financial Group	Performance	241.8
3000399686	SAMBA Financial Group	Performance	314.9
3000399671	SAMBA Financial Group	Performance	319.9
3000398691	SAMBA Financial Group	Performance	428.4
3000397192	SAMBA Financial Group	Performance	441.2
3000398980	SAMBA Financial Group	Performance	444.0
3000399626	SAMBA Financial Group	Performance	449.9
3000399629	SAMBA Financial Group	Performance	449.9
3000398665	SAMBA Financial Group	Performance	458.3
3000399934	SAMBA Financial Group	Performance	464.8
3000399935	SAMBA Financial Group	Performance	464.8
3000394388	SAMBA Financial Group	Performance	567.9
3000396510	SAMBA Financial Group	Performance	632.1
3000396511	SAMBA Financial Group	Performance	632.1
3000310382	SAMBA Financial Group	Performance	650.0
3000310383	SAMBA Financial Group	Performance	650.0
3000392592	SAMBA Financial Group	Performance	704.4
3000399004	SAMBA Financial Group	Performance	730.0
3000399533	SAMBA Financial Group	Performance	841.1
3000398981	SAMBA Financial Group	Performance	1,185.3

5.15-16

3000399003	SAMBA Financial Group	Performance	1,460.0
3000399845	SAMBA Financial Group	Performance	1,580.0
3000399803	SAMBA Financial Group	Performance	1,630.0
3000393358	SAMBA Financial Group	Performance	1,746.2
3000310156	SAMBA Financial Group	Performance	2,370.0
3000399901	SAMBA Financial Group	Performance	2,370.0
3000394032	SAMBA Financial Group	Performance	2,691.7
3000399846	SAMBA Financial Group	Performance	3,160.0
3000310012	SAMBA Financial Group	Performance	3,268.2
3000310013	SAMBA Financial Group	Performance	3,268.2
3000399804	SAMBA Financial Group	Performance	4,401.0
7759	Santander	Performance	1,588.5
7829	Santander	Performance	5,000.0
777020069980-L	Standard Chartered Bank	Performance	15.0
123020068580	Standard Chartered Bank	Performance	27.2
777020075704-L	Standard Chartered Bank	Performance	45.0
777020070629-L	Standard Chartered Bank	Performance	80.0
777020021996-L	Standard Chartered Bank	Performance	98.5
777020069276-L	Standard Chartered Bank	Performance	140.0
777020067438-L	Standard Chartered Bank	Performance	149.9
123020500764	Standard Chartered Bank	Performance	250.0
777020050197-L	Standard Chartered Bank	Performance	291.1
777020072011-L	Standard Chartered Bank	Performance	402.0
777020029408-L	Standard Chartered Bank	Performance	560.0
777020072057-L	Standard Chartered Bank	Performance	712.9
779-02-0053968-I	Standard Chartered Bank	Performance	785.6
777020022085-L	Standard Chartered Bank	Performance	854.1
777020034303-L	Standard Chartered Bank	Performance	858.4
777020069025-L	Standard Chartered Bank	Performance	972.0
777020072048-l	Standard Chartered Bank	Performance	979.5
777020076730-L	Standard Chartered Bank	Performance	998.2
777020044436-L	Standard Chartered Bank	Performance	1,034.7
777020032350-L	Standard Chartered Bank	Performance	1,054.0
777020030245-L	Standard Chartered Bank	Performance	1,104.3
777020057984-L	Standard Chartered Bank	Performance	1,452.0
777020067401-L	Standard Chartered Bank	Performance	1,468.0
777020036515-L	Standard Chartered Bank	Performance	1,800.0
777020028221-L	Standard Chartered Bank	Performance	1,854.2
777020070870-L	Standard Chartered Bank	Performance	2,215.8
777020063094-L	Standard Chartered Bank	Performance	3,134.1
777020063076-L	Standard Chartered Bank	Performance	3,917.7
777020067777-L	Standard Chartered Bank	Performance	5,000.0
123020068731	Standard Chartered Bank	Performance	7,183.4

5.15-17

777020044409-L	Standard Chartered Bank	Performance	18,312.2
T407672	The Royal Bank of Scotland N.V.	Performance	0.0
MEAE1AE07G501131	The Royal Bank of Scotland N.V.	Performance	0.8
MEAE2AE07G501851	The Royal Bank of Scotland N.V.	Performance	0.8
MEAE2AE07G501853	The Royal Bank of Scotland N.V.	Performance	6.5
NLNL1NL14G840269	The Royal Bank of Scotland N.V.	Performance	7.6
T411003	The Royal Bank of Scotland N.V.	Performance	10.9
MEAE2AE07G501847	The Royal Bank of Scotland N.V.	Performance	13.6
MEAE2AE07G501849	The Royal Bank of Scotland N.V.	Performance	13.6
MEAE2AE07G501854	The Royal Bank of Scotland N.V.	Performance	20.4
T411036	The Royal Bank of Scotland N.V.	Performance	26.5
T410369	The Royal Bank of Scotland N.V.	Performance	72.0
T410368	The Royal Bank of Scotland N.V.	Performance	95.7
G14/4996	The Royal Bank of Scotland N.V.	Performance	117.1
NLNL1NL14G840477	The Royal Bank of Scotland N.V.	Performance	161.1
NLNL1NL09G830181	The Royal Bank of Scotland N.V.	Performance	749.0
T410470	The Royal Bank of Scotland N.V.	Performance	966.3
NLNL1NL14G839918	The Royal Bank of Scotland N.V.	Performance	1,297.9
T410471	The Royal Bank of Scotland N.V.	Performance	1,504.9
NLNL1NL14G839757	The Royal Bank of Scotland N.V.	Performance	1,850.0
NLNL1NL14G839758	The Royal Bank of Scotland N.V.	Performance	1,850.0
NLNL1NL12G837706	The Royal Bank of Scotland N.V.	Performance	23,982.8
SLCPPDX05105	U.S. Bank N.A.	Performance	70,000.0
29070196-A	Australian And New Zealand Banking Group Limited	Financial	1.7
21197	Australian And New Zealand Banking Group Limited	Financial	11.9
93033/80085	Bank of Nova Scotia	Financial	57,389.2
IGB1301451	BNP Paribas S.A.	Financial	2,926.1
4119584	BNP Paribas USA	Financial	25.4
4119591	BNP Paribas USA	Financial	1,915.9
4119582	BNP Paribas USA	Financial	2,050.0
FHGAV08077000200	Commerzbank AG	Financial	138.5
FNGPTH141138	HSBC Bank Australia Limited	Financial	26.5
FNGPTH141567	HSBC Bank Australia Limited	Financial	153.4
FNGPTH130624	HSBC Bank Australia Limited	Financial	198.2
FNGPTH116956	HSBC Bank Australia Limited	Financial	267.1
FNGPTH122092	HSBC Bank Australia Limited	Financial	307.1
FNGPTH116949	HSBC Bank Australia Limited	Financial	462.4
FNGPTH141045	HSBC Bank Australia Limited	Financial	482.2
FNGPTH151302	HSBC Bank Australia Limited	Financial	1,090.2
SDCMTN563275	HSBC Bank USA N.A.	Financial	100.0
SDCMTN567955	HSBC Bank USA N.A.	Financial	258.7

5.15-18

SDCMTN564216	HSBC Bank USA N.A.	Financial	283.7
SDCMTN563985	HSBC Bank USA N.A.	Financial	445.0
SDCMTN564121	HSBC Bank USA N.A.	Financial	2,723.7
SDCMTN563273	HSBC Bank USA N.A.	Financial	4,200.0
SDCMTN563274	HSBC Bank USA N.A.	Financial	12,610.8
NYSB2015003	Lloyds TSB Bank plc	Financial	500.0
NYSB2013303	Lloyds TSB Bank plc	Financial	4,436.8
032LGFN123150846	Mashreq Bank P.S.C.	Financial	8.2
032LGPP143370003	Mashreq Bank P.S.C.	Financial	27.5
032LGFN123150791	Mashreq Bank P.S.C.	Financial	43.6
032LGFN123150766	Mashreq Bank P.S.C.	Financial	54.5
032LGOT123151728	Mashreq Bank P.S.C.	Financial	61.8
032LGPP142580002	Mashreq Bank P.S.C.	Financial	114.0
032LGFN123150877	Mashreq Bank P.S.C.	Financial	136.2
032LGFN123150556	Mashreq Bank P.S.C.	Financial	163.4
032LGFN123150769	Mashreq Bank P.S.C.	Financial	171.5
3000368994	SAMBA Financial Group	Financial	18.7
777020052872-L	Standard Chartered Bank	Financial	22.3
777020063888-l	Standard Chartered Bank	Financial	44.5
359020594301	Standard Chartered Bank (Thai) PCL	Financial	59.2
MEAE1AE07G501121	The Royal Bank of Scotland N.V.	Financial	13.6
MEAE2AE07G502994	The Royal Bank of Scotland N.V.	Financial	13.6
SLCPPDX06471	U.S. Bank N.A.	Financial	2,000.0
	Letter of Credit & Bank Guarantee Utilization		1,426,854.0
	Revolver Foreign Currency Adjustment		1,908.0
	Total Utilization		1,428,762.0

BOND#	SURETY	TYPE	Amount in USD( $000's)
K07477387	ACE INA GROUP	License / Permit	1
K07444709	ACE INA GROUP	License / Permit	3
K07177021	ACE INA GROUP	License / Permit	4
K07176594	ACE INA GROUP	License / Permit	5
K07177227	ACE INA GROUP	License / Permit	5
K07444977	ACE INA GROUP	License / Permit	5
K07785926	ACE INA GROUP	License / Permit	5
M413771	ACE INA GROUP	Customs	5
K07176582	ACE INA GROUP	License / Permit	10
K07176612	ACE INA GROUP	License / Permit	10
K07176685	ACE INA GROUP	License / Permit	10
K0778594A	ACE INA GROUP	License / Permit	10

5.15-19

K08023104	ACE INA GROUP	License / Permit	10
K08031149	ACE INA GROUP	License / Permit	10
K08407575	ACE INA GROUP	License / Permit	10
K08521128	ACE INA GROUP	License / Permit	10
K08693274	ACE INA GROUP	License / Permit	10
K08693286	ACE INA GROUP	License / Permit	10
K08693304	ACE INA GROUP	License / Permit	10
K08693602	ACE INA GROUP	License / Permit	10
K07176788	ACE INA GROUP	License / Permit	12
K07176843	ACE INA GROUP	License / Permit	12
K09028729	ACE INA GROUP	License / Permit	12
K09028730	ACE INA GROUP	License / Permit	12
K07176776	ACE INA GROUP	License / Permit	13
K07176867	ACE INA GROUP	License / Permit	13
K07177252	ACE INA GROUP	License / Permit	13
K08023116	ACE INA GROUP	License / Permit	13
K08521700	ACE INA GROUP	License / Permit	13
K08766599	ACE INA GROUP	License / Permit	13
K08766605	ACE INA GROUP	License / Permit	13
K08766952	ACE INA GROUP	License / Permit	13
K09028742	ACE INA GROUP	License / Permit	13
K09028766	ACE INA GROUP	License / Permit	13
K0888450A	ACE INA GROUP	License / Permit	13
K08342635	ACE INA GROUP	License / Permit	15
K07177070	ACE INA GROUP	License / Permit	20
K0717651A	ACE INA GROUP	License / Permit	25
K07176533	ACE INA GROUP	Notary	25
K08023050	ACE INA GROUP	License / Permit	25
K0802330A	ACE INA GROUP	Wage & Welfare	25
K08030893	ACE INA GROUP	License / Permit	25
K08521621	ACE INA GROUP	License / Permit	25
K08648852	ACE INA GROUP	License / Permit	25
K0893258A	ACE INA GROUP	Wage & Welfare	25
K07477934	ACE INA GROUP	Guarantee Pymt	26
K07445052	ACE INA GROUP	Guarantee Pymt	30
K08932256	ACE INA GROUP	Wage & Welfare	40
K0869333A	ACE INA GROUP	License / Permit	45
K0876623A	ACE INA GROUP	License / Permit	45
K08766241	ACE INA GROUP	License / Permit	45
K08766277	ACE INA GROUP	License / Permit	45
K08766289	ACE INA GROUP	License / Permit	45
K08816797	ACE INA GROUP	Wage & Welfare	45
120719005	ACE INA GROUP	Customs	50
K07176727	ACE INA GROUP	License / Permit	50
K07176892	ACE INA GROUP	License / Permit	50
K07444394	ACE INA GROUP	License / Permit	50

5.15-20

K08022951	ACE INA GROUP	License / Permit	50
K0834274A	ACE INA GROUP	License / Permit	50
K0841709A	ACE INA GROUP	License / Permit	50
K08521402	ACE INA GROUP	Wage & Welfare	50
K08626893	ACE INA GROUP	License / Permit	50
K08626911	ACE INA GROUP	License / Permit	50
K08932621	ACE INA GROUP	License / Permit	50
K09028468	ACE INA GROUP	Guarantee Pymt	50
K08597595	ACE INA GROUP	Maintenance	53
K08817054	ACE INA GROUP	Payment & Performance	60
K08521219	ACE INA GROUP	Guarantee Pymt	75
K08817078	ACE INA GROUP	Wage & Welfare	75
K08851979	ACE INA GROUP	License / Permit	75
K08931902	ACE INA GROUP	License / Permit	75
K07786189	ACE INA GROUP	License / Permit	90
K08656976	ACE INA GROUP	License / Permit	90
K08766216	ACE INA GROUP	License / Permit	90
K08766228	ACE INA GROUP	License / Permit	90
K08766253	ACE INA GROUP	License / Permit	90
K08766265	ACE INA GROUP	License / Permit	90
K08932426	ACE INA GROUP	License / Permit	90
K08932438	ACE INA GROUP	License / Permit	90
K09028663	ACE INA GROUP	License / Permit	90
K09028717	ACE INA GROUP	License / Permit	90
150508002	ACE INA GROUP	Customs	100
K07477533	ACE INA GROUP	Guarantee Pymt	100
K07477740	ACE INA GROUP	Wage & Welfare	100
K08022902	ACE INA GROUP	Wage & Welfare	100
K08766617	ACE INA GROUP	Wage & Welfare	100
K08766629	ACE INA GROUP	Wage & Welfare	100
K08768365	ACE INA GROUP	Guarantee Pymt	100
K09028699	ACE INA GROUP	Guarantee Pymt	100
K09028754	ACE INA GROUP	License / Permit	100
K09135649	ACE INA GROUP	License / Permit	100
K07176661	ACE INA GROUP	License / Permit	102
K08766290	ACE INA GROUP	License / Permit	102
K08766307	ACE INA GROUP	License / Permit	102
K08932451	ACE INA GROUP	License / Permit	153
120221005	ACE INA GROUP	Customs	200
K09028651	ACE INA GROUP	License / Permit	200
K08931987	ACE INA GROUP	Payment & Performance	285
K08916019	ACE INA GROUP	Payment & Performance	348
K08626881	ACE INA GROUP	License / Permit	350
K08477309	ACE INA GROUP	License / Permit	414
K08931859	ACE INA GROUP	Payment & Performance	500
K08931823	ACE INA GROUP	Payment & Performance	773

5.15-21

K08964300	ACE INA GROUP	Payment & Performance	945
K08731706	ACE INA GROUP	Wage & Welfare	1,000
K08648785	ACE INA GROUP	Payment & Performance	1,141
K08932001	ACE INA GROUP	Payment & Performance	1,224
K08932050	ACE INA GROUP	Payment & Performance	1,476
K07444448	ACE INA GROUP	License / Permit	2,000
K08023001	ACE INA GROUP	License / Permit	2,000
K08342581	ACE INA GROUP	License / Permit	2,000
K08342684	ACE INA GROUP	License / Permit	2,000
K08932189	ACE INA GROUP	Payment	2,000
K08932335	ACE INA GROUP	Payment & Performance	2,131
K08916597	ACE INA GROUP	Payment & Performance	2,241
K08768158	ACE INA GROUP	Performance	3,015
K08597613	ACE INA GROUP	Payment & Performance	3,186
K08932220	ACE INA GROUP	Payment & Performance	3,221
K08931872	ACE INA GROUP	Payment & Performance	3,889
K08916068	ACE INA GROUP	Payment & Performance	4,619
M217931	ACE INA GROUP	Court	30,608
280342	AIG	License / Permit	13
280305	AIG	License / Permit	15
278380	AIG	License / Permit	25
278425	AIG	Wage & Welfare	25
879035	AIG	Performance	30
879025	AIG	Performance	30
837905	AIG	Payment & Performance	105
ESD021811225	AIG	Payment & Performance	132
879030	AIG	Maintenance	175
879029	AIG	Payment & Performance	218
DBG998081	AIG	Payment & Performance	271
837901	AIG	Payment & Performance	419
837903	AIG	Performance	500
879031	AIG	Payment & Performance	585
837902	AIG	Payment & Performance	686
ESD021811132	AIG	Payment & Performance	808
ESD021811223	AIG	Payment & Performance	875
879016	AIG	Performance	921
ESD021811219	AIG	Payment & Performance	1,215
DBG998077	AIG	Payment & Performance	1,462
DBG998060	AIG	Payment & Performance	1,487
879027	AIG	Payment & Performance	1,625
ESD021811220	AIG	Payment & Performance	1,635
879034	AIG	Payment & Performance	1,755
DBG998085	AIG	Payment & Performance	1,775
DBG998078	AIG	Payment & Performance	1,836
DBG998056	AIG	Payment & Performance	1,897
DBG998079	AIG	Payment & Performance	1,925

5.15-22

DBG998073	AIG	Payment & Performance	3,112
DBG879545	AIG	Payment & Performance	3,169
DBG998082	AIG	Payment & Performance	3,512
ESD021811214	AIG	Payment & Performance	3,674
ESD021811218	AIG	Payment & Performance	4,259
DBG879550	AIG	Payment & Performance	5,000
879017	AIG	Payment & Performance	5,003
DBG998086	AIG	Payment & Performance	5,045
879028	AIG	Payment & Performance	5,138
DBG998087	AIG	Payment & Performance	5,734
DBG879532	AIG	Payment & Performance	5,759
ESD7319807	AIG	Payment & Performance	6,402
ESD021811224	AIG	Payment & Performance	7,051
879018	AIG	Payment & Performance	7,478
DBG998072	AIG	Payment & Performance	8,938
ESD7317997	AIG	Payment & Performance	10,781
879026	AIG	Payment & Performance	16,625
A00000054	ALLIED	Payment & Performance	1,000
A00000003	ALLIED	Payment & Performance	1,340
A00000052	ALLIED	Payment & Performance	3,656
A00000053	ALLIED	Payment & Performance	5,244
A00000056	ALLIED	Payment & Performance	8,005
A00000051	ALLIED	Payment & Performance	8,982
82334575	CHUBB	License / Permit	13
82387346	CHUBB	Payment & Performance	1,139
82387350	CHUBB	Payment & Performance	1,413
83041577	CHUBB	Performance	1,435
82334592	CHUBB	Payment & Performance	1,733
82387318	CHUBB	Payment & Performance	1,821
82334551	CHUBB	Payment & Performance	1,967
82334593	CHUBB	Payment & Performance	2,063
82387351	CHUBB	Payment & Performance	2,085
82334570	CHUBB	Payment & Performance	2,264
82325015	CHUBB	Payment & Performance	2,378
82325013	CHUBB	Payment & Performance	2,466
82334589	CHUBB	Payment & Performance	2,526
82387328	CHUBB	Payment & Performance	2,588
82334605	CHUBB	Payment & Performance	2,697
82334604	CHUBB	Payment & Performance	2,761
82334559	CHUBB	Payment & Performance	2,774
82334586	CHUBB	Payment & Performance	2,927
82334587	CHUBB	Payment & Performance	3,066
82387335	CHUBB	Payment & Performance	3,199
82334585	CHUBB	Payment & Performance	3,431
82387326	CHUBB	Payment & Performance	3,683
82334600	CHUBB	Payment & Performance	3,686

5.15-23

82334574	CHUBB	Payment & Performance	4,404
82289305	CHUBB	Payment & Performance	4,457
82334588	CHUBB	Payment & Performance	5,275
82334583	CHUBB	Payment & Performance	6,679
82387343	CHUBB	Payment & Performance	8,327
83041576	CHUBB	Guarantee Pymt	8,610
82201945	CHUBB	Payment & Performance	15,500
82325029	CHUBB	Payment & Performance	24,602
82154877	CHUBB	Payment & Performance	28,308
EX000898	CIA ASEG DE FIANZAS S.A.CONFIANZA	Performance	1,000
EX000898-1	CIA ASEG DE FIANZAS S.A.CONFIANZA	Maintenance	40,000
CX009645	CIA ASEG DE FIANZAS S.A.CONFIANZA	Payment	103,000
58627864	CNA INSURANCE GROUP	License / Permit	0
58618536	CNA INSURANCE GROUP	License / Permit	5
58675171	CNA INSURANCE GROUP	Notary	5
58691338	CNA INSURANCE GROUP	Notary	5
58696767	CNA INSURANCE GROUP	Notary	5
58721132	CNA INSURANCE GROUP	Notary	5
58633468	CNA INSURANCE GROUP	License / Permit	10
58696770	CNA INSURANCE GROUP	Notary	10
71128040N	CNA INSURANCE GROUP	Notary	10
71353076N	CNA INSURANCE GROUP	Notary	10
71442601N	CNA INSURANCE GROUP	Notary	10
71474258N	CNA INSURANCE GROUP	Notary	10
71526878N	CNA INSURANCE GROUP	Notary	10
71583631N	CNA INSURANCE GROUP	Notary	10
71636833N	CNA INSURANCE GROUP	Notary	10
71666986N	CNA INSURANCE GROUP	Notary	10
71669006N	CNA INSURANCE GROUP	Notary	10
58633472	CNA INSURANCE GROUP	License / Permit	12
58633476	CNA INSURANCE GROUP	License / Permit	12
58618541	CNA INSURANCE GROUP	License / Permit	13
58633470	CNA INSURANCE GROUP	License / Permit	13
58633474	CNA INSURANCE GROUP	License / Permit	13
58633475	CNA INSURANCE GROUP	License / Permit	13
58686376	CNA INSURANCE GROUP	License / Permit	13
58712236	CNA INSURANCE GROUP	Notary	15
58633479	CNA INSURANCE GROUP	Wage & Welfare	16
58618603	CNA INSURANCE GROUP	Wage & Welfare	25
58627862	CNA INSURANCE GROUP	Wage & Welfare	25
58627863	CNA INSURANCE GROUP	Wage & Welfare	25
58618535	CNA INSURANCE GROUP	License / Permit	50
58618538	CNA INSURANCE GROUP	Guarantee Pymt	50
58627861	CNA INSURANCE GROUP	Wage & Welfare	50
58627865	CNA INSURANCE GROUP	Wage & Welfare	100
58706052	CNA INSURANCE GROUP	Payment & Performance	2,549

5.15-24

58696789	CNA INSURANCE GROUP	Payment & Performance	3,456
58706049	CNA INSURANCE GROUP	Performance	3,488
58660876	CNA INSURANCE GROUP	Payment & Performance	4,217
1062334	LEXON	Performance	112
1016265	LEXON	Performance	258
1080064	LEXON	Performance	900
1062256	LEXON	Performance	1,472
1062022	LEXON	Performance	1,682
1059164	LEXON	Performance	3,327
5017739	LEXON	Performance	5,365
1037884	LEXON	Performance	6,000
1059246	LEXON	Performance	6,166
1939630-1	LIBERTY SEGUROS S.A.	Payment	716
1939630-2	LIBERTY SEGUROS S.A.	Maintenance	716
1939630	LIBERTY SEGUROS S.A.	Performance	1,432
CMS264587	RLI GROUP	License / Permit	5
CMS264619	RLI GROUP	License / Permit	5
CMS280731	RLI GROUP	License / Permit	5
CMS280735	RLI GROUP	License / Permit	5
CMS280736	RLI GROUP	License / Permit	5
CMS215358	RLI GROUP	License / Permit	10
CMS264613	RLI GROUP	License / Permit	10
CMS226306	RLI GROUP	Wage & Welfare	12
CMS264591	RLI GROUP	License / Permit	12
CMS264622	RLI GROUP	Guarantee Pymt	15
CMS264621	RLI GROUP	License / Permit	17
CMS264596	RLI GROUP	Wage & Welfare	20
CMS264605	RLI GROUP	License / Permit	20
CMS264584	RLI GROUP	Lost Instrument	23
CMS246656	RLI GROUP	License / Permit	25
CMS246658	RLI GROUP	License / Permit	25
CMS246669	RLI GROUP	License / Permit	25
CMS280737	RLI GROUP	License / Permit	25
CMS280725	RLI GROUP	License / Permit	40
CMS215368	RLI GROUP	License / Permit	50
CMS264603	RLI GROUP	Wage & Welfare	50
CMS280734	RLI GROUP	License / Permit	63
CMS215365	RLI GROUP	License / Permit	69
CMS242750	RLI GROUP	License / Permit	75
CMS242761	RLI GROUP	License / Permit	75
CMS280730	RLI GROUP	License / Permit	75
CMS264594	RLI GROUP	License / Permit	100
CMS226331	RLI GROUP	License / Permit	102
CMS215364	RLI GROUP	Workers Compensation	138
201303-0152	SWISS RE INTERNATIONAL SE	Performance	532.6
201303-0162	SWISS RE INTERNATIONAL SE	Performance	572.6

5.15-25

201303-0163	SWISS RE INTERNATIONAL SE	Performance	572.6
201303-0151	SWISS RE INTERNATIONAL SE	Performance	798.9
201303-0153	SWISS RE INTERNATIONAL SE	Performance	798.9
201303-0139	SWISS RE INTERNATIONAL SE	Performance	2,663.0
201303-0146	SWISS RE INTERNATIONAL SE	Performance	2,663.0
201208-0060	SWISS RE INTERNATIONAL SE	Performance	8,530.9
201208-0061	SWISS RE INTERNATIONAL SE	Performance	8,530.9
182223	W. R. BERKLEY GROUP	License / Permit	10
182224	W. R. BERKLEY GROUP	License / Permit	10
168859	W. R. BERKLEY GROUP	Payment & Performance	598
178511	W. R. BERKLEY GROUP	Payment & Performance	681
179565	W. R. BERKLEY GROUP	Payment & Performance	893
185925	W. R. BERKLEY GROUP	Payment & Performance	999
178505	W. R. BERKLEY GROUP	Payment & Performance	1,199
168833	W. R. BERKLEY GROUP	Payment & Performance	1,622
185908	W. R. BERKLEY GROUP	Payment & Performance	2,362
185940	W. R. BERKLEY GROUP	Payment & Performance	2,587
179568	W. R. BERKLEY GROUP	Payment & Performance	2,788
176188	W. R. BERKLEY GROUP	Performance	3,003
187883	W. R. BERKLEY GROUP	Payment & Performance	4,338
168768	W. R. BERKLEY GROUP	Payment & Performance	4,709
183058	W. R. BERKLEY GROUP	Payment & Performance	6,852
183057	W. R. BERKLEY GROUP	Payment & Performance	7,038

	GRAND TOTAL		646,589

(a)(ii) All agreements providing for committed financing facilities

•	The 2015 Term Loan Agreement, the Revolving Credit Agreement, the Existing Credit Agreement and the Term Facility.

(b) Liens

Bigge 2012 MODEL HLD-125D        $42,180,748.83

(c) Agreements Restricting Incurrence of Debt

•	The 2015 Term Loan Agreement, the Revolving Credit Agreement, the Existing Credit Agreement and the Term Facility.

5.15-26

[FORM OF NOTE]
CHICAGO BRIDGE & IRON COMPANY (DELAWARE)
4.53% SENIOR NOTE DUE JULY 30, 2025
No. [_____]    [Date]
$[_______]    PPN __________

FOR VALUE RECEIVED, the undersigned, CHICAGO BRIDGE & IRON COMPANY (DELAWARE) (herein called the “Company”), a corporation organized and existing under the laws of the State of Delaware, hereby promises to pay to [____________], or registered assigns, the principal sum of [_____________________] DOLLARS (or so much thereof as shall not have been prepaid) on July 30, 2025, with interest (computed on the basis of a 360-day year of twelve 30‑day months) (a) on the unpaid balance hereof at the rate of 4.53% per annum from the date hereof, payable semiannually, on the 30th day of January and July in each year, commencing with the January or July next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, on any overdue payment of interest and, during the continuance of an Event of Default, on such unpaid balance and on any overdue payment of any Make‑Whole Amount, at a rate per annum from time to time equal to the greater of (i) 6.53% or (ii) 2.0% over the rate of interest publicly announced by Bank of America, N.A. from time to time in New York, New York as its “base” or “prime” rate, payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand).
Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at Bank of America, N.A or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase and Guarantee Agreement referred to below.
This Note is one of a series of Senior Notes (herein called the “Notes”) issued pursuant to the Note Purchase and Guarantee Agreement, dated as of July 22, 2015 (as from time to time amended, the “Note Purchase and Guarantee Agreement”), between the Company and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 21 of the Note Purchase and Guarantee Agreement and (ii) made the representations set forth in Section 6.2 of the Note Purchase and Guarantee Agreement. Unless otherwise indicated, capitalized terms used in this Note shall have the respective meanings ascribed to such terms in the Note Purchase and Guarantee Agreement.

EXHIBIT 1
(to Note Purchase and Guarantee Agreement)

This Note is a registered Note and, as provided in the Note Purchase and Guarantee Agreement, upon surrender of this Note for registration of transfer accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.
The Company will make required prepayments of principal on the dates and in the amounts specified in the Note Purchase and Guarantee Agreement. This Note is also subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase and Guarantee Agreement, but not otherwise.
If an Event of Default occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase and Guarantee Agreement.
This Note shall be construed and enforced in accordance with, and the rights of the Company and the holder of this Note shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State.

CHICAGO BRIDGE & IRON COMPANY (DELAWARE)

By
[Title]

1-2

FORM OF SUBSIDIARY GUARANTEE

EXHIBIT 2.3
(to Note Purchase and Guarantee Agreement)

SUBSIDIARY GUARANTEE AGREEMENT
Dated as of July 30, 2015

for the benefit of the holders of the Notes issued pursuant to

NOTE PURCHASE AND GUARANTEE AGREEMENT DATED AS OF JULY 22, 2015
OF
CHICAGO BRIDGE & IRON COMPANY (DELAWARE)
AND
CHICAGO BRIDGE & IRON COMPANY N.V.

4179297

- i-

- ii-

SUBSIDIARY GUARANTEE AGREEMENT
THIS SUBSIDIARY GUARANTEE AGREEMENT, dated as of July 30, 2015 (this “Guarantee Agreement”), is made by each of the undersigned (each a “Guarantor” and, together with each of the other signatories hereto and any other entities from time to time parties hereto pursuant to Section 15.1 hereof, the “Guarantors”) in favor of the Purchasers (as defined below) and the other holders from time to time of the Notes (as defined below). The Purchasers and such other holders are herein collectively called the “holders” and individually a “holder.”
PRELIMINARY STATEMENTS:
I.    Chicago Bridge & Iron Company (Delaware), a Delaware corporation (the “Company”) and Chicago Bridge & Iron Company N.V., a corporation incorporated under the laws of The Netherlands (the “Parent Guarantor” and together with the Company, the “Obligors”), are entering into a Note Purchase Agreement dated as of July 22, 2015 (as amended, modified, supplemented or restated from time to time, the “Note Agreement”) with the Persons listed on the signature pages thereto as purchasers (the “Purchasers”) simultaneously with the delivery of this Guarantee Agreement. Capitalized terms used herein have the meanings specified in the Note Agreement unless otherwise defined herein.
II.    Pursuant to the Note Agreement, the Company has authorized the issuance of, and proposes to issue and sell, (i) U.S.$200,000,000 aggregate principal amount of its 4.53% Senior Notes due July 30, 2025 (the “Initial Notes”). The Initial Notes and any other Notes that may from time to time be issued pursuant to the Note Agreement (including any notes issued in substitution for any of the Notes) are herein collectively called the “Notes” and individually a “Note”.
III.    It is a condition to the agreement of the Purchasers to purchase the Notes that this Guarantee Agreement shall have been executed and delivered by each Guarantor and shall be in full force and effect.
IV.    Each Guarantor will receive direct and indirect benefits from the financing arrangements contemplated by the Note Agreement. The governing body of each Guarantor has determined that the incurrence of such obligations is in the best interests of such Guarantor.
NOW THEREFORE, in order to induce, and in consideration of, the execution and delivery of the Note Agreement and the purchase of the Notes by each of the Purchasers, each Guarantor hereby covenants and agrees with, and represents and warrants to each of the holders as follows:

SECTION 1.	GUARANTEE.
Each Guarantor hereby irrevocably, unconditionally and jointly and severally with the other Guarantors guarantees to each holder the due and punctual payment in full of (a) the principal of, Make-Whole Amount, if any, and interest on (including, without limitation, interest accruing after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), and any other amounts due under, the Notes when and as the same shall become due and payable (whether at stated maturity or by required or optional prepayment or by acceleration or otherwise) and (b) any other sums which may become due under the terms and provisions of the Notes, the Note Agreement or any Financing Agreement) all such obligations described in clauses (a) and (b) above are herein called the “Guaranteed Obligations”). The guaranty in the preceding sentence is an absolute, present and continuing guaranty of payment and not of collectibility and is in no way conditional or contingent upon any attempt to collect from the Obligors or any other guarantor of the Notes (including, without limitation, any other Guarantor hereunder) or upon any other action, occurrence or circumstance whatsoever. In the event that the Company shall fail so to pay any of such Guaranteed Obligations, each Guarantor agrees to pay the same when due to the holders entitled thereto, without demand, presentment, protest or notice of any kind, in lawful money of the United States of America, pursuant to the requirements for payment specified in the Notes and the Note Agreement. Each default in payment of any of the Guaranteed Obligations shall give rise to a separate cause of action hereunder and separate suits may be brought hereunder as each cause of action arises. Each Guarantor agrees that the Notes issued in connection with the Note Agreement may (but need not) make reference to this Guarantee Agreement.
Each Guarantor agrees to pay and to indemnify and save each holder harmless from and against any damage, loss, cost or expense (including reasonable and documented attorneys’ fees) which such holder may incur or be subject to as a consequence, direct or indirect, of (x) any breach by such Guarantor, by any other Guarantor or by the Obligors of any warranty, covenant, term or condition in, or the occurrence of any default under, this Guarantee Agreement, the Notes, the Note Agreement or any other Financing Agreement, together with all expenses resulting from the compromise or defense of any claims or liabilities arising as a result of any such breach or default, (y) any legal action commenced to challenge the validity or enforceability of this Guarantee Agreement, the Notes, the Note Agreement or any other Financing Agreement and (z) enforcing or defending (or determining whether or how to enforce or defend) the provisions of this Guarantee Agreement.
Each Guarantor hereby acknowledges and agrees that such Guarantor’s liability hereunder is joint and several with the other Guarantors and any other Person(s) who may guarantee the obligations and Indebtedness under and in respect of the Notes and the Note Agreement.
Notwithstanding the foregoing provisions or any other provision of this Guarantee Agreement, the Purchasers (on behalf of themselves and their permitted successors and assigns) and each Guarantor hereby agree that if at any time the Guaranteed Obligations exceed the Maximum Guaranteed Amount determined as of such time with regard to such Guarantor, then this Guarantee Agreement shall be automatically amended to reduce the Guaranteed Obligations to the Maximum Guaranteed Amount. Such amendment shall not require the written consent of any Guarantor or any holder and shall be deemed to have been automatically consented to by each Guarantor and each holder. Each Guarantor agrees that the Guaranteed Obligations may at any time exceed the Maximum Guaranteed Amount without affecting or impairing the obligation of such Guarantor. “Maximum Guaranteed Amount” means as of the date of determination with respect to a Guarantor, the lesser of (a) the amount of the Guaranteed Obligations outstanding on such date and (b) the maximum amount that would not render such Guarantor’s liability under this Guarantee Agreement subject to avoidance under

Section 548 of the United States Bankruptcy Code (or any successor provision) or any comparable provision of applicable state law.

SECTION 2.	OBLIGATIONS ABSOLUTE.
The obligations of each Guarantor hereunder shall be primary, absolute, irrevocable and unconditional, irrespective of the validity or enforceability of the Notes, the Note Agreement or any other Financing Agreement, shall not be subject to any counterclaim, setoff, deduction or defense based upon any claim such Guarantor may have against the Obligors or any holder or otherwise, and, except as otherwise permitted by Section 2.3(b) of the Note Agreement, shall remain in full force and effect without regard to, and shall not be released, discharged or in any way affected by, any circumstance or condition whatsoever (whether or not such Guarantor shall have any knowledge or notice thereof), including, without limitation: (a) any amendment to, modification of, supplement to or restatement of the Notes, the Note Agreement or any other Financing Agreement (it being agreed that the obligations of each Guarantor hereunder shall apply to the Notes, the Note Agreement or any such other instrument as so amended, modified, supplemented or restated) or any assignment or transfer of any thereof or of any interest therein, or any furnishing, acceptance or release of any security for the Notes or the addition, substitution or release of any other Guarantor or any other entity or other Person primarily or secondarily liable in respect of the Guaranteed Obligations; (b) any waiver, consent, extension, indulgence or other action or inaction under or in respect of the Notes, the Note Agreement or any other Financing Agreement; (c) any bankruptcy, insolvency, arrangement, reorganization, readjustment, composition, liquidation or similar proceeding with respect to either Obligor or its property; (d) any merger, amalgamation or consolidation of any Guarantor or of any Obligor into or with any other Person or any sale, lease or transfer of any or all of the assets of any Guarantor or of any Obligor to any Person; (e) any failure on the part of any Obligor for any reason to comply with or perform any of the terms of any other agreement with any Guarantor; (f) any failure on the part of any holder to obtain, maintain, register or otherwise perfect any security; or (g) any other event or circumstance which might otherwise constitute a legal or equitable discharge or defense of a guarantor (whether or not similar to the foregoing), and in any event however material or prejudicial it may be to any Guarantor or to any subrogation, contribution or reimbursement rights any Guarantor may otherwise have. Each Guarantor covenants that its obligations hereunder will not be discharged except by indefeasible payment in full in cash of all of the Guaranteed Obligations and all other obligations hereunder, except as otherwise permitted by Section 2.3(b) of the Note Agreement.

SECTION 3.	WAIVER.
Each Guarantor unconditionally waives to the fullest extent permitted by law, (a) notice of acceptance hereof, of any action taken or omitted in reliance hereon and of any default by the Obligors in the payment of any amounts due under the Notes, the Note Agreement or any other Financing Agreement, and of any of the matters referred to in Section 2 hereof, (b) all notices which may be required by statute, rule of law or otherwise to preserve any of the rights of any holder against such Guarantor, including, without limitation, presentment to or demand for payment from the Obligors or any Guarantor with respect to any Note, notice to the Obligors or to any Guarantor of default or protest for nonpayment or dishonor and the filing of claims with a court in the event of the bankruptcy of the Obligors, (c) any right to require any holder to enforce, assert or exercise any right, power or remedy including, without limitation, any right, power or remedy conferred in the Note Agreement or the Notes, (d) any requirement for diligence on the part of any holder and (e) any other act or omission or thing or delay in doing any other act or thing which might in any manner or to any extent vary the risk of such Guarantor or otherwise operate as a discharge of such Guarantor or in any manner lessen the obligations of such Guarantor hereunder.

SECTION 4.	OBLIGATIONS UNIMPAIRED.
Each Guarantor authorizes the holders, without notice or demand to such Guarantor or any other Guarantor and without affecting its obligations hereunder, in accordance with the terms of the Note Agreement, from time to time to: (a) renew, compromise, extend, accelerate or otherwise change the time for payment of, all or any part of the Notes, the Note Agreement or any other Financing Agreement; (b) change any of the representations, covenants, events of default or any other terms or conditions of or pertaining to the Notes, the Note Agreement or any other Financing Agreement, including, without limitation, decreases or increases in amounts of principal, rates of interest, the Make-Whole Amount or any other obligation; (c) take and hold security for the payment of the Notes, the Note Agreement or any other Financing Agreement, for the performance of this Guarantee Agreement or otherwise for the Indebtedness guaranteed hereby and to exchange, enforce, waive, subordinate and release any such security; (d) apply any such security and to direct the order or manner of sale thereof as the holders in their sole discretion may determine; (e) obtain additional or substitute endorsers or guarantors or release any other Guarantor or any other Person or entity primarily or secondarily liable in respect of the Guaranteed Obligations; (f) exercise or refrain from exercising any rights against the Obligors, any Guarantor or any other Person; and (g) apply any sums, by whomsoever paid or however realized, to the payment of the Guaranteed Obligations and all other obligations owed hereunder. The holders shall have no obligation to proceed against any additional or substitute endorsers or guarantors or to pursue or exhaust any security provided by the Obligors, such Guarantor or any other Guarantor or any other Person or to pursue any other remedy available to the holders.
If an event permitting the acceleration of the maturity of the principal amount of any Notes shall exist and such acceleration shall at such time be prevented or the right of any holder to receive any payment on account of the Guaranteed Obligations shall at such time be delayed or otherwise affected by reason of the pendency against the Obligors, any Guarantor or any other guarantors of a case or proceeding under a bankruptcy or insolvency law, such Guarantor agrees that, for purposes of this Guarantee Agreement and its obligations hereunder, the maturity of such principal amount shall be deemed to have been accelerated with the same effect as if the holder thereof had accelerated the same in accordance with the terms of the Note Agreement, and such Guarantor shall forthwith pay such accelerated Guaranteed Obligations.

SECTION 5.	SUBROGATION AND SUBORDINATION.
(a)    Each Guarantor will not exercise any rights which it may have acquired by way of subrogation under this Guarantee Agreement, by any payment made hereunder or otherwise, or accept any payment on account of such subrogation rights, or any rights of reimbursement, contribution or indemnity or any rights or recourse to any security for the Notes or this Guarantee Agreement unless and until all of the Guaranteed Obligations shall have been indefeasibly paid in full in cash.
(b)    Each Guarantor hereby subordinates the payment of all Indebtedness and other obligations of the Obligors or any other guarantor of the Guaranteed Obligations owing to such Guarantor, whether now existing or hereafter arising, including, without limitation, all rights and claims described in clause (a) of this Section 5, to the indefeasible payment in full in cash of all of the Guaranteed Obligations. If the Required Holders so request, any such Indebtedness or other obligations shall be enforced and performance received by such Guarantor as trustee for the holders and the proceeds thereof shall be paid over to the holders promptly, in the form received (together with any necessary endorsements) to be applied to the Guaranteed Obligations, whether matured or unmatured, as may be directed by the Required Holders, but without reducing or affecting in any manner the liability of any Guarantor under this Guarantee Agreement.
(c)    If any amount or other payment is made to or accepted by any Guarantor in violation of any of the preceding clauses (a) and (b) of this Section 5, such amount shall be deemed to have been paid to such Guarantor for the benefit of, and held in trust for the benefit of, the holders and shall be paid over to the holders promptly, in the form received (together with any necessary endorsements) to be applied to the Guaranteed Obligations, whether matured or unmatured, as may be directed by the Required Holders, but without reducing or affecting in any manner the liability of such Guarantor under this Guarantee Agreement.
(d)    Each Guarantor acknowledges that it will receive direct and indirect benefits from the financing arrangements contemplated by the Note Agreement and that its agreements set forth in this Guarantee Agreement (including this Section 5) are knowingly made in contemplation of such benefits.
(e)    Each Guarantor hereby agrees that, to the extent that a Guarantor shall have paid an amount hereunder to any holder that is greater than the net value of the benefits received, directly or indirectly, by such paying Guarantor as a result of the issuance and sale of the Notes (such net value, its “Proportionate Share”), such paying Guarantor shall, subject to Section 5(a) and 5(b), be entitled to contribution from any Guarantor that has not paid its Proportionate Share of the Guaranteed Obligations. Any amount payable as a contribution under this Section 5(e) shall be determined as of the date on which the related payment is made by such Guarantor seeking contribution and each Guarantor acknowledges that the right to contribution hereunder shall constitute an asset of such Guarantor to which such contribution is owed. Notwithstanding the foregoing, the provisions of this Section 5(e) shall in no respect limit the obligations and liabilities of any Guarantor to the holders of the Notes hereunder or under the Notes, the Note Agreement or any other document, instrument or agreement executed in connection therewith, and each Guarantor shall remain jointly and severally liable for the full payment of the Guaranteed Obligations.

SECTION 6.	REINSTATEMENT OF GUARANTEE.
This Guarantee Agreement shall continue to be effective, or be reinstated, as the case may be, if and to the extent at any time payment, in whole or in part, of any of the sums due to any holder on account of the Guaranteed Obligations is rescinded or must otherwise be restored or returned by a holder upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Obligors or any other guarantors, or upon or as a result of the appointment of a custodian, receiver, trustee or other officer with similar powers with respect to the Obligors or any other guarantors or any part of its or their property, or otherwise, all as though such payments had not been made.

SECTION 7.	RANK OF GUARANTEE.
Each Guarantor will ensure that its payment obligations under this Guarantee Agreement will at all times rank at least pari passu, without preference or priority, with all other unsecured and unsubordinated Indebtedness of such Guarantor now or hereafter existing.

SECTION 8.	ADDITIONAL COVENANTS OF EACH GUARANTOR.
So long as any Notes are outstanding or the Note Agreement shall remain in effect, each Guarantor agrees to comply with the covenants and agreements of the Note Agreement, including but not limited to Sections 9 and 10 of thereof, insofar as such covenants and agreements apply to such Guarantor, as if such covenants and agreements were set forth herein in full.

SECTION 9.	REPRESENTATIONS AND WARRANTIES OF EACH GUARANTOR.
Each Guarantor represents and warrants to each holder as follows:
Section 9.1.    Organization; Power and Authority. Such Guarantor is a corporation, limited liability company or other legal entity, duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, formation or organization, and is duly qualified as a foreign entity and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Such Guarantor has the corporate, limited liability company or other entity power and authority to own or hold under lease the properties it purports to own or hold under lease, to transact the business it transacts and proposes to transact, to execute and deliver this Guarantee Agreement and to perform the provisions hereof.
Section 9.2.    Authorization, Etc. This Guarantee Agreement has been duly authorized by all necessary corporation, limited liability company or other legal entity action on the part of such Guarantor, and this Guarantee Agreement constitutes a legal, valid and binding obligation of such Guarantor enforceable against such Guarantor in accordance with its terms, except as such enforceability may be limited by (a) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’

rights generally and (b) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).
Section 9.3.    Compliance with Laws, Other instruments, Etc. The execution, delivery and performance by such Guarantor of this Guarantee Agreement will not (a) contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien in respect of any property of such Guarantor or any of its Subsidiaries under, any indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease, organizational documents, or any other agreement or instrument to which such Guarantor or any of its Subsidiaries is bound or by which such Guarantor or any of its Subsidiaries or any of their respective properties may be bound or affected, (b) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree, or ruling of any court, arbitrator or Governmental Authority applicable to such Guarantor or any of its Subsidiaries or (c) violate any provision of any statute or other rule or regulation of any Governmental Authority applicable to such Guarantor or any of its Subsidiaries. “Governmental Authority” means (x) the government of (i) the United States of America or any State or other political subdivision thereof, or (ii) any other jurisdiction in which such Guarantor or any of its Subsidiaries conducts all or any part of its business, or which asserts jurisdiction over any properties of such Guarantor or any of its Subsidiaries, or (y) any entity exercising executive, legislative, judicial, regulatory or administrative functions of, or pertaining to, any such government.
Section 9.4.    Governmental Authorizations, Etc. No consent, approval or authorization of, or registration, filing or declaration with, any Governmental Authority is required in connection with the execution, delivery or performance by such Guarantor of this Guarantee Agreement.
Section 9.5.    Information regarding the Obligors. Such Guarantor now has and will continue to have independent means of obtaining information concerning the affairs, financial condition and business of the Obligors. No holder shall have any duty or responsibility to provide such Guarantor with any credit or other information concerning the affairs, financial condition or business of the Obligors which may come into possession of the holders. Such Guarantor has executed and delivered this Guarantee Agreement without reliance upon any representation by the holders including, without limitation, with respect to (a) the due execution, validity, effectiveness or enforceability of any instrument, document or agreement evidencing or relating to any of the Guaranteed Obligations or any loan or other financial accommodation made or granted to the Obligors, (b) the validity, genuineness, enforceability, existence, value or sufficiency of any property securing any of the Guaranteed Obligations or the creation, perfection or priority of any lien or security interest in such property or (c) the existence, number, financial condition or creditworthiness of other guarantors or sureties, if any, with respect to any of the Guaranteed Obligations.

Section 9.6.    Solvency    . Upon the execution and delivery hereof, such Guarantor will be solvent, will be able to pay its debts as they mature, and will have capital sufficient to carry on its business.

SECTION 10.	TAX INDEMNIFICATION.
All payments whatsoever under this Guarantee Agreement will be made by each Guarantor in lawful currency of the United States of America free and clear of, and without liability for withholding or deduction for or on account of, any present or future tax (whether income, documentary, sales, stamp, registration, issue, capital, property, excise or otherwise), duty, assessment, levy, impost, fee, compulsory loan, charge or withholding (a “Tax”) of whatever nature imposed or levied by or on behalf of any jurisdiction other than the United States (or any political subdivision or taxing authority of or in such jurisdiction) (a “Taxing Jurisdiction”), unless the withholding or deduction of such Tax is compelled by law.
If any deduction or withholding for any Tax of a Taxing Jurisdiction shall at any time be required in respect of any amounts to be paid by a Guarantor under this Guarantee Agreement, such Guarantor will pay to the relevant Taxing Jurisdiction the full amount required to be withheld, deducted or otherwise paid before penalties attach thereto or interest accrues thereon and pay to each holder such additional amounts as may be necessary in order that the net amounts paid to such holder pursuant to the terms of this Guarantee Agreement after such deduction, withholding or payment (including, without limitation, any required deduction or withholding of Tax on or with respect to such additional amount), shall be not less than the amounts then due and payable to such holder under the terms of this Guarantee Agreement before the assessment of such Tax, provided that no payment of any additional amounts shall be required to be made for or on account of:
(a)    any Tax that would not have been imposed but for the existence of any present or former connection between such holder (or a fiduciary, settlor, beneficiary, member of, shareholder of, or possessor of a power over, such holder, if such holder is an estate, trust, partnership or corporation or any Person other than the holder to whom the Notes or any amount payable thereon is attributable for the purposes of such Tax) and the Taxing Jurisdiction, other than the mere holding of the relevant Note or the receipt of payments thereunder or in respect thereof, including, without limitation, such holder (or such other Person described in the above parenthetical) being or having been a citizen or resident thereof, or being or having been present or engaged in trade or business therein or having or having had an establishment, office, fixed base or branch therein, provided that this exclusion shall not apply with respect to a Tax that would not have been imposed but for such Guarantor, after the date of the Closing, opening an office in, moving an office to, reincorporating in, or changing the Taxing Jurisdiction from or through which payments on account of this Guarantee Agreement are made to, the Taxing Jurisdiction imposing the relevant Tax;
(b)     any Tax that would not have been imposed but for the delay or failure by such holder (following a written request by such Guarantor) in the filing with the relevant Taxing Jurisdiction of Forms (as defined below) that are required to be filed by such holder to avoid or reduce such Taxes (including for such purpose any refilings or renewals of filings that may from time to time be required by the relevant Taxing Jurisdiction), provided that the filing of such Forms would not (in such holder’s reasonable judgment) impose any unreasonable burden (in time, resources or otherwise) on such holder or result in any confidential or proprietary income tax return information being revealed, either directly or indirectly, to any Person and such delay or failure could have been lawfully avoided by such holder, and provided further that such holder shall be deemed to have satisfied the requirements of this clause (b) upon the good faith completion and submission of such Forms (including refilings or renewals of filings) as may be specified in a written request of such Guarantor no later than 60 days after receipt by such holder of such written request (accompanied by copies of such Forms and related instructions, if any, all in the English language or with an English translation thereof); or
(c)    any combination of clauses (a) and (b) above;
and provided further that in no event shall such Guarantor be obligated to pay such additional amounts (i) to any holder not resident in the United States of America or any other jurisdiction in which an original Purchaser is resident for tax purposes on the date of the Closing in excess of the amounts that such Guarantor would be obligated to pay if such holder had been a resident of the United States of America or such other jurisdiction, as applicable, for purposes of, and eligible for the benefits of, any double taxation treaty from time to time in effect between the United States of America or such other jurisdiction and the relevant Taxing Jurisdiction or (ii) to any holder of a Note registered in the name of a nominee if under the law of the relevant Taxing Jurisdiction (or the current regulatory interpretation of such law) securities held in the name of a nominee do not qualify for an exemption from the relevant Tax and such Guarantor shall have given timely notice of such law or interpretation to such holder.
By acceptance of any Note, the holder of such Note agrees, subject to the limitations of clause (b) above, that it will from time to time with reasonable promptness (x) duly complete and deliver to or as reasonably directed by such Guarantor all such forms, certificates, documents and returns provided to such holder by such Guarantor (collectively, together with instructions for completing the same, “Forms”) required to be filed by or on behalf of such holder in order to avoid or reduce any such Tax pursuant to the provisions of an applicable statute, regulation or administrative practice of the relevant Taxing Jurisdiction or of a tax treaty between the United States and such Taxing Jurisdiction and (y) provide such Guarantor with such information with respect to such holder as such Guarantor may reasonably request in order to complete any such Forms, provided that nothing in this Section 10 shall require any holder to provide information with respect to any such Form or otherwise if in the opinion of such holder such Form or disclosure of information would involve the disclosure of tax return or other information that is confidential or proprietary to such holder, and provided, further, that each such holder shall be deemed to have complied with its obligation under this paragraph with respect to any Form if such Form shall have been duly completed and delivered by such holder to such Guarantor or mailed to the appropriate taxing authority (which in the case of any Form which requires that it be submitted to the United States Internal Revenue Service as a condition to its effectiveness in the Taxing Jurisdiction shall be deemed to occur when such Form is submitted to the United States Internal Revenue Service in accordance with instructions contained in such Form), whichever is applicable, within 60 days following a written request of such Guarantor (which request shall be accompanied by copies of such Form and English translations of any such Form not in the English language) and, in the case of a transfer of any Note, at least 90 days prior to the relevant interest payment date.
On or before the date of the Closing such Guarantor will furnish each Purchaser with copies of the appropriate Form (and English translation if required as aforesaid) currently required to be filed in any Taxing Jurisdiction pursuant to clause (b) of the second paragraph of this Section 10, if any, and in connection with the transfer of any Note such Guarantor will furnish the transferee of such Note with copies of any Form and English translation then required.
If any payment is made by such Guarantor to or for the account of the holder of any Note after deduction for or on account of any Taxes, and increased payments are made by such Guarantor pursuant to this Section 10, then, if such holder at its sole discretion determines that it has received or been granted a refund of such Taxes, such holder shall, to the extent that it can do so without prejudice to the retention of the amount of such refund, reimburse to such Guarantor such amount as such holder shall, in its sole discretion, determine to be attributable to the relevant Taxes or deduction or withholding. Nothing herein contained shall interfere with the right of the holder of any Note to arrange its tax affairs in whatever manner it thinks fit and, in particular, no holder of any Note shall be under any obligation to claim relief from its corporate profits or similar tax liability in respect of such Tax in priority to any other claims, reliefs, credits or deductions available to it or (other than as set forth in clause (b) above) oblige any holder of any Note to disclose any information relating to its tax affairs or any computations in respect thereof.
Such Guarantor will furnish the holders of Notes, promptly and in any event within 60 days after the date of any payment by such Guarantor of any Tax in respect of any amounts paid under this Guarantee Agreement, the original tax receipt issued by the relevant taxation or other authorities involved for all amounts paid as aforesaid (or if such original tax receipt is not available or must legally be kept in the possession of such Guarantor, a duly certified copy of the original tax receipt or any other reasonably satisfactory evidence of payment), together with such other documentary evidence with respect to such payments as may be reasonably requested from time to time by any holder of a Note.
If such Guarantor is required by any applicable law, as modified by the practice of the taxation or other authority of any relevant Taxing Jurisdiction, to make any deduction or withholding of any Tax in respect of which such Guarantor would be required to pay any additional amount under this Section 10, but for any reason does not make such deduction or withholding with the result that a liability in respect of such Tax is assessed directly against the holder of any Note, and such holder pays such liability, then such Guarantor will promptly reimburse such holder for such payment (including any related interest or penalties to the extent such interest or penalties arise by virtue of a default or delay by such Guarantor) upon demand by such holder accompanied by an official receipt (or a duly certified copy thereof) issued by the taxation or other authority of the relevant Taxing Jurisdiction.
If such Guarantor makes payment to or for the account of any holder of a Note and such holder is entitled to a refund of the Tax to which such payment is attributable upon the making of a filing (other than a

Form described above), then such holder shall, as soon as practicable after receiving written request from such Guarantor (which shall specify in reasonable detail and supply the refund forms to be filed) use reasonable efforts to complete and deliver such refund forms to or as directed by such Guarantor, subject, however, to the same limitations with respect to Forms as are set forth above.
The obligations of such Guarantor under this Section 10 shall survive the payment or transfer of any Note and the provisions of this Section 10 shall also apply to successive transferees of the Notes.

SECTION 11.	TERM OF GUARANTEE AGREEMENT.
This Guarantee Agreement and all guarantees, covenants and agreements of the Guarantors contained herein shall continue in full force and effect and shall not be discharged until such time as all of the Guaranteed Obligations and all other obligations hereunder shall be indefeasibly paid in full in cash and shall be subject to reinstatement pursuant to Section 6, provided, however, a Guarantor shall be automatically released from its obligations hereunder upon (a) the sale or exchange of all or substantially all of the stock or assets of such Guarantor permitted pursuant to Section 10.2 of the Note Agreement or (b) the occurrence of any release of such Guarantor pursuant to Section 2.3(b) of the Note Agreement.

SECTION 12.	SURVIVAL OF REPRESENTATIONS AND WARRANTIES; ENTIRE AGREEMENT.
All representations and warranties contained herein shall survive the execution and delivery of this Guarantee Agreement and may be relied upon by any subsequent holder, regardless of any investigation made at any time by or on behalf of any Purchaser or any other holder. All statements contained in any certificate or other instrument delivered by or on behalf of a Guarantor pursuant to this Guarantee Agreement shall be deemed representations and warranties of such Guarantor under this Guarantee Agreement. Subject to the preceding sentence, this Guarantee Agreement embodies the entire agreement and understanding between each holder and the Guarantors and supersedes all prior agreements and understandings relating to the subject matter hereof.

SECTION 13.	AMENDMENT AND WAIVER.
Section 13.1.    Requirements. Except as otherwise provided in the fourth paragraph of Section 1 of this Guarantee Agreement, this Guarantee Agreement may be amended, and the observance of any term hereof may be waived (either retroactively or prospectively), with (and only with) the written consent of each Guarantor and the Required Holders, except that no amendment or waiver (a) of any of the first three paragraphs of Section 1 or any of the provisions of Section 2, 3, 4, 5, 6, 7, 10, 11, 13 or 15.7 hereof, or any defined term (as it is used therein), or (b) which results in the limitation of the liability of any Guarantor hereunder (except to the extent provided in the fourth paragraph of Section 1 of this Guarantee Agreement) will be effective as to any holder unless consented to by such holder in writing.

Section 13.2.    Solicitation of Holders of Notes    .
(a)    Solicitation. Each Guarantor will provide each holder of the Notes (irrespective of the amount of Notes then owned by it) with sufficient information, sufficiently far in advance of the date a decision is required, to enable such holder to make an informed and considered decision with respect to any proposed amendment, waiver or consent in respect of any of the provisions hereof. Each Guarantor will deliver executed or true and correct copies of each amendment, waiver or consent effected pursuant to the provisions of this Section 13.2 to each holder promptly following the date on which it is executed and delivered by, or receives the consent or approval of, the requisite holders of Notes.
(b)    Payment. The Guarantors will not directly or indirectly pay or cause to be paid any remuneration, whether by way of supplemental or additional interest, fee or otherwise, or grant any security or provide other credit support, to any holder as consideration for or as an inducement to the entering into by any holder of any waiver or amendment of any of the terms and provisions hereof unless such remuneration is concurrently paid, or security is concurrently granted or other credit support concurrently provided, on the same terms, ratably to each holder even if such holder did not consent to such waiver or amendment.
(c)    Consent in Contemplation of Transfer. Any consent made pursuant to this Section 13 by a holder that has transferred or has agreed to transfer its Notes to any Obligor, any Subsidiary or any Affiliate (including any Guarantor) of any Obligor and has provided or has agreed to provide such written consent as a condition to such transfer shall be void and of no force or effect except solely as to such holder, and any amendments effected or waivers granted or to be effected or granted that would not have been or would not be so effected or granted but for such consent (and the consents of all other holders of Notes that were acquired under the same or similar conditions) shall be void and of no force or effect except solely as to such holder.
Section 13.3.    Binding Effect. Any amendment or waiver consented to as provided in this Section 13 applies equally to all holders and is binding upon them and upon each future holder and upon each Guarantor without regard to whether any Note has been marked to indicate such amendment or waiver. No such amendment or waiver will extend to or affect any obligation, covenant or agreement not expressly amended or waived or impair any right consequent thereon. No course of dealing between a Guarantor and the holder nor any delay in exercising any rights hereunder or under any Note shall operate as a waiver of any rights of any holder. As used herein, the term “this Guarantee Agreement” and references thereto shall mean this Guarantee Agreement as it may be amended, modified, supplemented or restated from time to time.
Section 13.4.    Notes Held by Obligors, Etc. Solely for the purpose of determining whether the holders of the requisite percentage of the aggregate principal amount of Notes then outstanding approved or consented to any amendment, waiver or consent to be given under this Guarantee Agreement, or have directed the taking of any action provided herein to be taken upon the direction of the holders of a specified percentage of the aggregate principal amount of Notes then outstanding, Notes directly or indirectly owned by any Guarantor, any Obligor or any of their respective Affiliates shall be deemed not to be outstanding.

SECTION 14.	NOTICES; ENGLISH LANGUAGE.
All notices and communications provided for hereunder shall be in writing and sent (a) by telecopy if the sender on the same day sends a confirming copy of such notice by a recognized overnight delivery service (charges prepaid), or (b) by registered or certified mail with return receipt requested (postage prepaid), or (c) by a recognized overnight delivery service (with charges prepaid). Any such notice must be sent:
(a)    if to any Guarantor, in care of the Company at the Company’s address set forth in the Note Agreement, or such other address as such Guarantor shall have specified to the holders in writing, or
(b)    if to any holder, to such holder at the addresses specified for such communications set forth in Schedule A to the Note Agreement, or such other address as such holder shall have specified to the Guarantors in writing.
(c)    Each document, instrument, financial statement, report, notice or other communication delivered in connection with this Guarantee Agreement shall be in English or accompanied by an English translation thereof.
This Guarantee Agreement has been prepared and signed in English and each Guarantor agrees that the English version hereof (to the maximum extent permitted by applicable law) shall be the only version valid for the purpose of the interpretation and construction hereof and thereof notwithstanding the preparation of any translation into another language hereof or thereof, whether official or otherwise or whether prepared in relation to any proceedings which may be brought in any jurisdiction in respect hereof or thereof.

SECTION 15.	MISCELLANEOUS.
Section 15.1.    Successors and Assigns; Joinder. All covenants and other agreements contained in this Guarantee Agreement by or on behalf of any of the parties hereto bind and inure to the benefit of their respective successors and permitted assigns whether so expressed or not. It is agreed and understood that any Person may become a Guarantor hereunder by executing a Guarantor Supplement substantially in the form of Exhibit A attached hereto and delivering the same to the Holders. Any such Person shall thereafter be a “Guarantor” for all purposes under this Guarantee Agreement.
Section 15.2.    Severability. Any provision of this Guarantee Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall (to the full extent permitted by law), not invalidate or render unenforceable such provision in any other jurisdiction.

Section 15.3.    Construction. Each covenant contained herein shall be construed (absent express provision to the contrary) as being independent of each other covenant contained herein, so that compliance with any one covenant shall not (absent such express contrary provision) be deemed to excuse compliance with any other covenant. Whether any provision herein refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person.
The section and subsection headings in this Guarantee Agreement are for convenience of reference only and shall neither be deemed to be a part of this Guarantee Agreement nor modify, define, expand or limit any of the terms or provisions hereof. All references herein to numbered sections, unless otherwise indicated, are to sections of this Guarantee Agreement. Words and definitions in the singular shall be read and construed as though in the plural and vice versa, and words in the masculine, neuter or feminine gender shall be read and construed as though in either of the other genders where the context so requires.
Section 15.4.    Further Assurances. Each Guarantor agrees to execute and deliver all such instruments and take all such action as the Required Holders may from time to time reasonably request in order to effectuate fully the purposes of this Guarantee Agreement.
Section 15.5.    Governing Law. This Guarantee Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York, excluding choice-of-law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State.
Section 15.6.    Jurisdiction and Process; Waiver of Jury Trial. (a) Each Guarantor irrevocably submits to the non-exclusive jurisdiction of any New York State or federal court sitting in the Borough of Manhattan, The City of New York, over any suit, action or proceeding arising out of or relating to this Guarantee Agreement. To the fullest extent permitted by applicable law, each Guarantor irrevocably waives and agrees not to assert, by way of motion, as a defense or otherwise, any claim that it is not subject to the jurisdiction of any such court, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.
(b)    Each Guarantor consents to process being served by or on behalf of any holder in any suit, action or proceeding of the nature referred to in Section 15.6(a) by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, return receipt requested, to it at its address specified in Section 14 or at such other address of which such holder shall then have been notified pursuant to Section 14. Each Guarantor agrees that such service upon receipt (i) shall be deemed in every respect effective service of process upon it in any such suit, action or proceeding and (ii) shall, to the fullest extent permitted by applicable law, be taken and held to be valid personal service upon and personal delivery to it. Notices hereunder shall be conclusively presumed received as evidenced by a delivery receipt furnished by the United States Postal Service or any reputable commercial delivery service.

(c)    Nothing in this Section 15.6 shall affect the right of any holder to serve process in any manner permitted by law, or limit any right that the holders may have to bring proceedings against any Guarantor in the courts of any appropriate jurisdiction or to enforce in any lawful manner a judgment obtained in one jurisdiction in any other jurisdiction.
(d)    THE GUARANTORS AND THE HOLDERS HEREBY WAIVE TRIAL BY JURY IN ANY ACTION BROUGHT ON OR WITH RESPECT TO THIS GUARANTEE AGREEMENT OR OTHER DOCUMENT EXECUTED IN CONNECTION HEREWITH.
Section 15.7.    Obligation to Make Payment in United States Dollars. Any payment on account of an amount that is payable hereunder in United States Dollars which is made to or for the account of any holder in any other currency, whether as a result of any judgment or order or the enforcement thereof or the realization of any security or the liquidation of any Guarantor, shall constitute a discharge of the obligation of such Guarantor under this Guarantee Agreement only to the extent of the amount of United States Dollars which such holder could purchase in the foreign exchange markets in New York, New York, with the amount of such other currency in accordance with normal banking procedures at the rate of exchange prevailing on the Business Day following receipt of the payment first referred to above. If the amount of United States Dollars that could be so purchased is less than the amount of United States Dollars originally due to such holder, such Guarantor agrees to the fullest extent permitted by law, to indemnify and save harmless such holder from and against all loss or damage arising out of or as a result of such deficiency. This indemnity shall, to the fullest extent permitted by law, constitute an obligation separate and independent from the other obligations contained in this Guarantee Agreement, shall give rise to a separate and independent cause of action, shall apply irrespective of any indulgence granted by such holder from time to time and shall continue in full force and effect notwithstanding any judgment or order for a liquidated sum in respect of an amount due hereunder or under any judgment or order.
Section 15.8.    Reproduction of Documents; execution. This Guarantee Agreement may be reproduced by any holder by any photographic, photo static, electronic, digital, or other similar process and such holder may destroy any original document so reproduced. Each Guarantor agrees and stipulates that, to the extent permitted by applicable law, any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made by such holder in the regular course of business) and any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence. This Section 15.8 shall not prohibit any Guarantor or any other holder of Notes from contesting any such reproduction to the same extent that it could contest the original, or from introducing evidence to demonstrate the inaccuracy of any such reproduction. A facsimile or electronic transmission of the signature page of a Guarantor shall be as effective as delivery of a manually executed counterpart hereof and shall be admissible into evidence for all purposes.

SECTION 16.	LIMITATIONS WITH RESPECT TO LIECHTENSTEIN GUARANTORS.
The amounts payable according to the terms of this Guarantee Agreement by a Guarantor incorporated under the laws of Liechtenstein (each, a “Liechtenstein Guarantor”) are limited as follows:
If a payment in fulfillment of the Guaranteed Obligations would, at the time of payment is due, not be permitted under Art. 545(2) of the Liechtenstein Company Act (Personen- und Gesellschaftsrecht) or similar provisions prohibiting capital repayment or restricting profit distributors, then such Guaranteed Obligations and payment amounts are limited to the amount permitted to be paid in accordance with such provisions.
Such limited amount shall, however, at no time be less than the distributable net assets (verfügbarer Reingewinn) available for distribution to the shareholders of the respective Liechtenstein Guarantor in accordance with Art. 545(2) of the Liechtenstein Company Act (Personen- und Gesellschaftsrecht) and the provisions of its articles of association and by-laws (net of taxes, if applicable) at any time payment under or pursuant to this Guarantee Agreement is requested from the respective Liechtenstein Guarantor (from time to time, each a “Liechtenstein Minimum Guarantee Amount”).
The limitations set out herein (as may apply) shall not (generally or definitively) free the Liechtenstein Guarantor from payment obligations hereunder in excess thereof, but merely postpone the payment date thereof until such times as payment is again possible in accordance with the above mentioned limitations.
In order to allow the holders to obtain the maximum benefit under and of this Guarantee Agreement, the Liechtenstein Guarantor undertakes to promptly implement all such measures and/or to promptly procure the fulfilment of all prerequisites allowing it to make the (requested) payment(s) hereunder, including the following
(a)    preparation of an audited interim balance sheet (geprüfter Zwischenabschluss) of the Liechtenstein Guarantor;
(b)    confirmation of the auditors of the relevant Liechtenstein Guarantor that the relevant Liechtenstein Minimum Guarantee Amount represents (the maximum of) freely distributable profits (verfügbarer Reingewinn);
(c)    approval by a shareholder(s) meeting (Gründerrechtsversammlung) of the Liechtenstein Guarantor of the (resulting) profit distribution in the amount of the Minimum Guarantee Amount; and
(d)    all such other measures necessary or useful to allow the Liechtenstein Guarantor to make the payments agreed hereunder with a minimum of limitation, including the conversion of unnecessary restricted reserves into distributable reserves.

For avoidance of doubt, the limitations hereinbefore referred to shall not lead to an obligation of the Liechtenstein Guarantor to decrease its statutory capital (Anstaltskapital) or statutory reserves (statutarischer Reservefonds).

[Signature Pages to Follow]

IN WITNESS WHEREOF, each Guarantor has caused this Guarantee Agreement to be duly executed and delivered as of the date and year first above written.
[VARIATION]
By:
Name:
Title:

EXHIBIT A
GUARANTOR SUPPLEMENT
THIS GUARANTOR SUPPLEMENT (the “Guarantor Supplement”), dated as of [__________, 20__] is made by [__________], a [____________] (the “Additional Guarantor”), in favor of the holders from time to time of the Notes issued pursuant to the Note Agreement described below:
PRELIMINARY STATEMENTS:
I.    Pursuant to the Note Purchase and Guarantee Agreement dated as of July 22, 2015 (as amended, modified, supplemented or restated from time to time, the “Note Agreement”), by and among Chicago Bridge & Iron Company (Delaware), a Delaware corporation (the “Company”) and Chicago Bridge & Iron Company N.V., a corporation incorporated under the laws of The Netherlands (the “Parent Guarantor” and together with the Company, the “Obligors”), and the Persons listed on the signature pages thereto (the “Purchasers”), the Company has issued and sold (i) U.S.$200,000,000 aggregate principal amount of its 4.53% Senior Notes, due July 30, 2025 (the “Initial Notes”). The Initial Notes and any other Notes that may from time to time be issued pursuant to the Note Agreement (including any notes issued in substitution for any of the Notes) are herein collectively called the “Notes” and individually a “Note”.
II.    The Obligors are required pursuant to the Note Agreement to cause the Additional Guarantor to deliver this Guarantor Supplement in order to cause the Additional Guarantor to become a Guarantor under the Subsidiary Guarantee Agreement dated as of July 30, 2015 executed by certain Subsidiaries of the Obligors (together with each entity that from time to time becomes a party thereto by executing a Guarantor Supplement pursuant to Section 15.1 thereof, collectively, the “Guarantors”) in favor of each holder from time to time of any of the Notes (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Guarantee Agreement”).
III.    The Additional Guarantor has received and will receive substantial direct and indirect benefits from the Obligors’ compliance with the terms and conditions of the Note Agreement and the Notes issued thereunder.
IV.    Capitalized terms used and not otherwise defined herein have the definitions set forth in the Note Agreement.
NOW THEREFORE, in consideration of the funds advanced to the Company by the Purchasers under the Note Agreement and to enable the Obligors to comply with the terms of the Note Agreement, the Additional Guarantor hereby covenants, represents and warrants to the holders as follows:

The Additional Guarantor hereby becomes a Guarantor (as defined in the Guarantee Agreement) for all purposes of the Guarantee Agreement. Without limiting the foregoing, the Additional Guarantor hereby (a) jointly and severally with the other Guarantors under the Guarantee Agreement, guarantees to the holders from time to time of the Notes the prompt payment in full when due (whether at sated maturity, by acceleration or otherwise) of all Guaranteed Obligations (as defined in Section 1 of the Guarantee Agreement) in the same manner and to the same extent as is provided in the Guarantee Agreement, (b) accepts and agrees to perform and observe all of the covenants set forth therein, (c) waives the rights set forth in Section 3 of the Guarantee Agreement, (d) agrees to perform and observe the covenants contained in Section 8 of the Guarantee Agreement, (e) makes the representations and warranties set forth in Section 9 of the Guarantee Agreement and (f) waives the rights, submits to jurisdiction, and waives service of process as described in Section 15.6 of the Guarantee Agreement.
Notice of acceptance of this Guarantor Supplement and of the Guarantee Agreement, as supplemented hereby, is hereby waived by the Additional Guarantor.
The address for notices and other communications to be delivered to the Additional Guarantor pursuant to Section 14 of the Guarantee Agreement is set forth below.
[Add other relevant provisions as necessary.]
IN WITNESS WHEREOF, the Additional Guarantor has caused this Guarantor Supplement to be duly executed and delivered as of the date and year first above written.
[NAME OF GUARANTOR]
By:
Name:
Title:
Notice Address for such Guarantor

FORM OF OPINION OF SPECIAL U.S. COUNSEL
FOR THE OBLIGORS

[ON FILE WITH THE PURCHASERS]

EXHIBIT 4.4(a)(i)
(to Note Purchase and Guarantee Agreement)

    FORM OF OPINION OF INTERNAL COUNSEL AND CERTAIN LOCAL COUNSEL FOR THE COMPANY AND THE INITIAL MATERIAL DOMESTIC SUBSIDIARY GUARANTORS

[ON FILE WITH THE PURCHASERS]

EXHIBIT 4.4(a)(ii)
(to Note Purchase and Guarantee Agreement)

FORM OF OPINION OF SPECIAL DUTCH COUNSEL
FOR THE PARENT GUARANTOR

[ON FILE WITH THE PURCHASERS]

EXHIBIT 4.4(a)(iii)
(to Note Purchase and Guarantee Agreement)

FORM OF OPINION OF SPECIAL COUNSEL
TO THE PURCHASERS
[To be provided to the Purchasers only]

[ON FILE WITH THE PURCHASERS]

EXHIBIT 4.4(b)
(to Note Purchase and Guarantee Agreement)
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